UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021*

*

This Form N-CSR pertains to the following series of the Registrant: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. MFS Municipal Intermediate Fund, a series of the Registrant with a fiscal year end of March 31, had not commenced operations as of the reporting period end.

ITEM 1.	REPORTS TO STOCKHOLDERS.

1(a):

Annual Report
March 31, 2021
MFS® Municipal Series Trust
For the states of:
Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts
MSTA-ANN

MFS® Municipal Series Trust
For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts
Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. The speedy development of vaccines and therapeutics brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available outside the United States. In the U.S., political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand could fuel a surge in economic activity as coronavirus restrictions are eased further. Because of this, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
May 14, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
MFS Alabama Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
Universities - Colleges	21.6%
General Obligations - General Purpose	17.4%
Sales & Excise Tax Revenue	12.5%
Water & Sewer Utility Revenue	11.5%
Healthcare Revenue - Hospitals	8.8%
Composition including fixed income credit quality (a)(i)
AAA	3.6%
AA	45.0%
A	31.5%
BBB	8.0%
BB	1.3%
CC	0.2%
C	1.8%
D	1.5%
Not Rated	5.7%
Cash & Cash Equivalents	1.4%
Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	14.1 yrs.
Jurisdiction (i)
Alabama	82.6%
Puerto Rico	6.1%
New York	1.4%
California	1.3%
Maryland	1.2%
Illinois	1.1%
South Carolina	0.7%
Guam	0.6%
New Jersey	0.6%
Tennessee	0.5%
Pennsylvania	0.5%
Colorado	0.4%
Virginia	0.4%
Connecticut	0.3%
Ohio	0.2%
Texas	0.2%
Iowa	0.1%
Wisconsin	0.1%
Michigan	0.1%
Indiana	0.1%
Minnesota	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Portfolio Composition - continued
MFS Arkansas Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
Sales & Excise Tax Revenue	16.5%
Universities - Colleges	16.1%
Water & Sewer Utility Revenue	12.9%
Healthcare Revenue - Hospitals	10.1%
State & Local Agencies	6.8%
Composition including fixed income credit quality (a)(i)
AAA	3.0%
AA	45.1%
A	27.5%
BBB	12.0%
BB	1.4%
C	1.9%
D	1.7%
Not Rated	6.8%
Cash & Cash Equivalents	0.6%
Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	14.6 yrs.
Jurisdiction (i)
Arkansas	72.2%
Puerto Rico	7.4%
New Jersey	3.4%
Guam	2.9%
California	2.0%
New York	1.5%
Illinois	1.4%
Texas	1.0%
Maryland	0.9%
Ohio	0.9%
Pennsylvania	0.8%
Massachusetts	0.8%
North Carolina	0.7%
Colorado	0.6%
Iowa	0.5%
Michigan	0.4%
Alabama	0.4%
Connecticut	0.4%
South Carolina	0.3%
Tennessee	0.3%
Wisconsin	0.2%
Washington DC	0.2%
Virginia	0.1%
Indiana	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Portfolio Composition - continued
MFS California Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
General Obligations - Schools	17.8%
Healthcare Revenue - Hospitals	12.2%
Airports	7.9%
Universities - Colleges	6.2%
Tax Assessment	5.8%
Composition including fixed income credit quality (a)(i)
AAA	2.6%
AA	32.8%
A	29.1%
BBB	18.2%
BB	3.2%
CC	0.1%
C	1.5%
D	1.8%
Not Rated	12.7%
Cash & Cash Equivalents	(2.0)%
Portfolio facts (i)
Average Duration (d)	7.4
Average Effective Maturity (m)	17.3 yrs.
Jurisdiction (i)
California	91.3%
Puerto Rico	5.9%
Illinois	0.9%
New York	0.6%
Guam	0.4%
Tennessee	0.4%
Maryland	0.4%
Pennsylvania	0.4%
Texas	0.4%
New Jersey	0.3%
Alabama	0.3%
Ohio	0.2%
Wisconsin	0.2%
Virginia	0.2%
Minnesota	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
4

Portfolio Composition - continued
MFS Georgia Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
Universities - Colleges	17.5%
Healthcare Revenue - Hospitals	13.1%
General Obligations - Schools	13.0%
General Obligations - General Purpose	9.7%
Water & Sewer Utility Revenue	8.8%
Composition including fixed income credit quality (a)(i)
AAA	12.9%
AA	36.8%
A	30.9%
BBB	7.3%
BB	1.1%
CC	0.2%
C	1.2%
D	1.5%
Not Rated	6.4%
Cash & Cash Equivalents	1.7%
Portfolio facts (i)
Average Duration (d)	6.4
Average Effective Maturity (m)	14.4 yrs.
Jurisdiction (i)
Georgia	80.3%
Puerto Rico	5.4%
Illinois	1.9%
California	1.6%
Maryland	1.2%
Pennsylvania	0.9%
Virginia	0.9%
New York	0.7%
Guam	0.7%
New Jersey	0.7%
Connecticut	0.6%
Iowa	0.5%
South Carolina	0.4%
Tennessee	0.4%
Massachusetts	0.4%
Texas	0.3%
Ohio	0.2%
Alabama	0.2%
Washington DC	0.2%
Wisconsin	0.2%
Michigan	0.2%
Louisiana	0.1%
Minnesota	0.1%
Indiana	0.1%
Florida	0.1%
Colorado (o)	0.0%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
5

Portfolio Composition - continued
MFS Maryland Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
General Obligations - General Purpose	24.8%
Healthcare Revenue - Hospitals	17.2%
Universities - Colleges	8.0%
Multi-Family Housing Revenue	6.6%
State & Local Agencies	5.8%
Composition including fixed income credit quality (a)(i)
AAA	24.4%
AA	26.4%
A	17.7%
BBB	16.9%
BB	1.4%
B	0.4%
CC	0.1%
C	1.5%
D	1.7%
Not Rated	9.5%
Cash & Cash Equivalents (o)	(0.0)%
Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	13.8 yrs.
Jurisdiction (i)
Maryland	82.2%
Puerto Rico	5.4%
Washington DC	2.4%
California	1.1%
Pennsylvania	1.0%
Illinois	1.0%
New York	1.0%
Tennessee	0.9%
Guam	0.9%
South Carolina	0.6%
New Jersey	0.6%
Iowa	0.5%
Colorado	0.5%
Connecticut	0.4%
Alabama	0.3%
Ohio	0.3%
Wisconsin	0.2%
Virginia	0.2%
Indiana	0.2%
U.S. Virgin Islands	0.1%
Michigan	0.1%
Mississippi	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
6

Portfolio Composition - continued
MFS Massachusetts Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
Universities - Colleges	20.5%
Healthcare Revenue - Hospitals	13.0%
General Obligations - General Purpose	12.3%
Sales & Excise Tax Revenue	6.7%
Water & Sewer Utility Revenue	6.5%
Composition including fixed income credit quality (a)(i)
AAA	5.2%
AA	48.0%
A	16.5%
BBB	17.8%
BB	2.2%
CC	0.2%
C	1.6%
D	1.7%
Not Rated	6.4%
Cash & Cash Equivalents	0.4%
Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	14.6 yrs.
Jurisdiction (i)
Massachusetts	83.9%
Puerto Rico	5.7%
Illinois	2.0%
Maryland	1.2%
New York	0.9%
Pennsylvania	0.8%
New Jersey	0.8%
California	0.8%
Tennessee	0.6%
Guam	0.5%
Colorado	0.4%
Connecticut	0.3%
Alabama	0.3%
Texas	0.3%
Ohio	0.3%
Wisconsin	0.2%
Louisiana	0.2%
Florida	0.1%
Virginia	0.1%
Washington DC	0.1%
Minnesota	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
7

Management Review
Summary of Results
For the twelve months ended March 31, 2021, Class A shares, at net asset value, of the municipal bond funds of Arkansas, California, Maryland, and Massachusetts outperformed the Bloomberg Barclays Municipal Bond Index, while the municipal bond funds of Alabama and Georgia underperformed the same benchmark. The performance of the individual funds and the benchmark are set forth in the Performance Summary.
Market Environment
Markets experienced an unusually rapid recovery after sliding in response to the initial wave of the coronavirus pandemic. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures meant to slow the spread of the virus. More fiscal firepower is now being deployed. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed. There remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, we saw the threat of resurgent inflation resulting from monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Municipal markets experienced challenges as well over the last twelve months, enduring several months of severe stress early in the period and then recovering sharply to deliver mid-single-digit returns for the year among investment grade-rated assets. High yield municipals delivered even stronger returns, up roughly mid-double digits for the trailing period. As in other risk markets, differentiation was the theme for much of 2020 as the pandemic widened the fundamental gap between stronger and weaker credits. Ratings agencies responded with downgrades, however, the level of defaults remained contained. Many municipalities entered the downturn in a position of strength after years of growth that bolstered their financial condition. Additionally, the robust stimulus from policymakers and liquidity supplied by the US Federal Reserve had positive effects on the economy and flow of credit, and tax revenues have been more resilient than forecasted. Better-than-expected news on the efficacy of the COVID-19 vaccine bolstered the economic outlook and potential for fundamental improvement in the asset class in 2021. In the latter months of the period, technicals further fueled the rally as inflows in the first quarter of 2021 were the largest in any first quarter in history.
Valuations compressed from the extreme widening that occurred in March 2020. At the end of the period, spreads across much of the municipal market had returned to pre-selloff levels, suggestive of little potential for tightening from here. The same positive trends that drove the fundamental improvement of municipal credits have also caused US Treasury rates to rise, which negatively impacted municipal bond returns.
Factors Affecting Performance
Across all funds, an out-of-benchmark exposure to non-rated(r) securities, and a greater exposure to “BBB” rated bonds, contributed to performance relative to the Bloomberg Barclays Municipal Bond Index. A longer duration(d) stance also benefited all funds, with the exception of the municipal bond fund of Arkansas, as interest rates generally declined over the reporting period.
In contrast, security selection within “A” rated securities, and bond selection within the health care sector, detracted from relative performance across all funds, with the exception of the municipal bond fund of Massachusetts. Yield curve(y) positioning, particularly a greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was another area of relative weakness for all funds.
8

Management Review - continued
Respectfully,
Portfolio Manager(s)
Michael Dawson
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
9

Performance Summary THROUGH 3/31/21
The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Bloomberg Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
MFS Alabama Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/01/90	4.91%	2.93%	4.13%	N/A
B	9/07/93	4.24%	2.18%	3.36%	N/A
I	4/01/16	5.21%	3.17%	N/A	3.17%
R6	8/01/17	5.28%	N/A	N/A	3.71%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.46%	2.04%	3.68%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	0.24%	1.82%	3.36%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
10

Performance Summary  - continued
MFS Arkansas Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/03/92	5.85%	2.93%	3.78%	N/A
B	9/07/93	5.07%	2.16%	3.00%	N/A
I	4/01/16	5.88%	3.01%	N/A	3.01%
R6	8/01/17	5.95%	N/A	N/A	3.61%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	1.36%	2.04%	3.33%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	1.07%	1.79%	3.00%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
11

Performance Summary  - continued
MFS California Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/18/85	7.24%	3.57%	5.44%	N/A
B	9/07/93	6.45%	2.80%	4.64%	N/A
C	1/03/94	6.27%	2.65%	4.48%	N/A
I	4/01/16	7.46%	3.64%	N/A	3.64%
R6	8/01/17	7.54%	N/A	N/A	4.19%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	2.69%	2.68%	4.98%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	2.45%	2.44%	4.64%	N/A
C With CDSC (1% for 12 months) (v)	5.27%	2.65%	4.48%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
12

Performance Summary  - continued
MFS Georgia Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/06/88	5.38%	2.81%	4.05%	N/A
B	9/07/93	4.61%	2.06%	3.27%	N/A
I	4/01/16	5.68%	3.05%	N/A	3.05%
R6	8/01/17	5.72%	N/A	N/A	3.49%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.90%	1.92%	3.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	0.61%	1.69%	3.27%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
13

Performance Summary  - continued
MFS Maryland Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	6.51%	3.05%	3.99%	N/A
B	9/07/93	5.71%	2.30%	3.21%	N/A
I	4/01/16	6.78%	3.31%	N/A	3.31%
R6	8/01/17	6.84%	N/A	N/A	3.74%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	1.98%	2.16%	3.54%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	1.71%	1.93%	3.21%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
14

Performance Summary  - continued
MFS Massachusetts Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	4/09/85	6.16%	2.99%	4.28%	N/A
B	9/07/93	5.36%	2.21%	3.48%	N/A
I	4/01/16	6.41%	3.24%	N/A	3.24%
R6	8/01/17	6.48%	N/A	N/A	3.74%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	1.65%	2.10%	3.83%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	1.36%	1.84%	3.48%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Barclays Municipal Bond Index(a) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
15

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.
16

Expense Tables
Fund expenses borne by the shareholders during the period, October 1, 2020 through March 31, 2021
As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2020 through March 31, 2021.
Actual Expenses
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
MFS ALABAMA MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.90%	$1,000.00	$1,017.92	$4.53
	Hypothetical(h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.65%	$1,000.00	$1,015.08	$8.29
	Hypothetical(h)	1.65%	$1,000.00	$1,016.70	$8.30
I	Actual	0.65%	$1,000.00	$1,019.61	$3.27
	Hypothetical(h)	0.65%	$1,000.00	$1,021.69	$3.28
R6	Actual	0.58%	$1,000.00	$1,019.94	$2.92
	Hypothetical(h)	0.58%	$1,000.00	$1,022.04	$2.92
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
17

Expense Tables - continued
MFS ARKANSAS MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.74%	$1,000.00	$1,022.81	$3.73
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,019.02	$7.50
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.64%	$1,000.00	$1,022.37	$3.23
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23
R6	Actual	0.57%	$1,000.00	$1,022.69	$2.87
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87
MFS CALIFORNIA MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.68%	$1,000.00	$1,028.79	$3.44
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43
B	Actual	1.43%	$1,000.00	$1,023.33	$7.21
	Hypothetical (h)	1.43%	$1,000.00	$1,017.80	$7.19
C	Actual	1.58%	$1,000.00	$1,022.49	$7.97
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
I	Actual	0.58%	$1,000.00	$1,029.00	$2.93
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R6	Actual	0.51%	$1,000.00	$1,029.37	$2.58
	Hypothetical (h)	0.51%	$1,000.00	$1,022.39	$2.57
MFS GEORGIA MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.90%	$1,000.00	$1,021.61	$4.54
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.64%	$1,000.00	$1,017.78	$8.25
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
I	Actual	0.65%	$1,000.00	$1,023.18	$3.28
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28
R6	Actual	0.60%	$1,000.00	$1,022.36	$3.03
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
18

Expense Tables - continued
MFS MARYLAND MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.83%	$1,000.00	$1,026.26	$4.19
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
B	Actual	1.58%	$1,000.00	$1,023.40	$7.97
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
I	Actual	0.58%	$1,000.00	$1,028.10	$2.93
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R6	Actual	0.51%	$1,000.00	$1,028.38	$2.58
	Hypothetical (h)	0.51%	$1,000.00	$1,022.39	$2.57
MFS MASSACHUSETTS MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.85%	$1,000.00	$1,022.86	$4.29
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.60%	$1,000.00	$1,019.95	$8.06
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05
I	Actual	0.60%	$1,000.00	$1,024.77	$3.03
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R6	Actual	0.52%	$1,000.00	$1,025.12	$2.63
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
19

Portfolio of Investments
3/31/21
MFS Alabama Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 97.4%
Airport Revenue – 1.4%
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2031	$325,000	$ 417,979
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2032	325,000	415,853
Birmingham, AL, Airport Authority Rev., BAM, 5%, 7/01/2033	325,000	414,077
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	70,000	74,773
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	45,000	46,180
		$ 1,368,862
General Obligations - General Purpose – 17.3%
Birmingham, AL, General Obligation Warrants, “A”, 5%, 6/01/2028	$1,000,000	$ 1,279,583
Birmingham, AL, General Obligation Warrants, “B”, 5%, 12/01/2043	245,000	302,059
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	160,000	156,405
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2033	55,000	61,772
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2035	40,000	49,182
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	15,000	16,680
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	110,000	122,003
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	850,000	667,250
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	110,000	113,707
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	20,000	20,700
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	40,000	41,296
Fort Payne, AL, General Obligation Warrants, “A”, AGM, 5%, 5/01/2047	750,000	896,742
Jasper, AL, General Obligation Warrants, 5%, 3/01/2032 (Prerefunded 3/01/2024)	500,000	568,400
Mobile County, AL, General Obligation Improvement Warrants, 5%, 2/01/2038	250,000	312,666
Mobile County, AL, General Obligation Improvement Warrants, 5%, 2/01/2039	250,000	311,846
Mobile County, AL, General Obligation Refunding, “A”, 5%, 8/01/2032	1,110,000	1,466,067
Mobile County, AL, General Obligation Warrants, 5%, 8/01/2036	500,000	612,401
Montevallo, AL, American Village Public Educational Building Authority Refunding Rev. (Alabama Veterans Living Legacy Project), 4%, 12/01/2033	420,000	471,426
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Montevallo, AL, American Village Public Educational Building Authority Refunding Rev. (Alabama Veterans Living Legacy Project), 4%, 12/01/2034	$655,000	$ 733,075
Montevallo, AL, American Village Public Educational Building Authority Refunding Rev. (Alabama Veterans Living Legacy Project), 4%, 12/01/2035	250,000	278,931
Montgomery County, AL, General Obligation Refunding Warrants, “A”, 4%, 3/01/2027	1,000,000	1,182,002
Montgomery, AL, General Obligation, “A”, 5%, 12/01/2028	450,000	579,458
Montgomery, AL, General Obligation, “A”, 5%, 12/01/2030	625,000	832,821
Orange Beach, AL, General Obligation, 4%, 8/01/2028	700,000	849,497
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	115,000	120,854
State Alabama, AL, General Obligation Refunding, “C”, 5%, 8/01/2025	1,000,000	1,191,767
State of Illinois, 5%, 6/01/2021	475,000	478,330
State of Illinois, General Obligation, 5.5%, 5/01/2039	120,000	147,634
Trussville, AL, General Obligation Warrants, “A”, 4%, 8/01/2041	750,000	862,236
Vestavia Hills, AL, 4%, 8/01/2048	500,000	570,251
Vestavia Hills, AL, General Obligation Warrants, 4%, 8/01/2038	1,000,000	1,172,731
		$ 16,469,772
General Obligations - Schools – 3.6%
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	$445,000	$ 515,876
Huntsville, AL, “A”, 5%, 5/01/2039	1,000,000	1,254,884
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2029 (Prerefunded 11/01/2023)	200,000	224,727
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2030 (Prerefunded 11/01/2023)	1,000,000	1,123,638
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	270,000	293,337
		$ 3,412,462
Healthcare Revenue - Hospitals – 8.7%
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), “C”, 5%, 11/15/2046	$500,000	$ 593,073
Alabama Special Care Facilities Financing Authority Rev. (Daughters of Charity), ETM, AAC, 5%, 11/01/2025	675,000	719,324

20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children's Hospital), 5%, 6/01/2031	$750,000	$ 869,066
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “B”, 6%, 12/01/2024	320,000	357,280
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	5,000	5,548
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	5,000	6,063
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	5,000	6,018
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	40,000	44,382
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	500,000	563,937
East Alabama Health Care Authority, Health Care Facilities Rev., “A”, 4%, 9/01/2048	500,000	546,821
Huntsville, AL, Health Care Authority, “B”, 5%, 6/01/2035	500,000	638,819
Huntsville, AL, Health Care Authority, “B”, 5%, 6/01/2036	500,000	636,522
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2030	360,000	444,977
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	50,000	56,482
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	425,000	466,771
UAB Medicine Finance Authority Rev., “B”, 5%, 9/01/2035	1,000,000	1,182,063
UAB Medicine Finance Authority Rev., “B2”, 5%, 9/01/2041	1,000,000	1,166,194
		$ 8,303,340
Healthcare Revenue - Long Term Care – 1.4%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	$250,000	$ 258,525
Pell City, AL, Special Care Facilities Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	1,050,000	1,073,055
		$ 1,331,580
Industrial Revenue - Environmental Services – 0.3%
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Water Disposal Authority Rev. (Cherokee Industrial Landfill Project), “A”, 6%, 5/01/2040 (n)	$300,000	$ 312,981
Issuer	Shares/Par	Value ($)

Industrial Revenue - Other – 1.0%
Mobile County, AL, Limited Obligation Warrants (Gomesa Project), 4%, 11/01/2045 (n)	$500,000	$ 501,069
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	100,000	102,191
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	305,000	346,607
		$ 949,867
Industrial Revenue - Paper – 0.3%
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	$300,000	$ 308,430
Miscellaneous Revenue - Other – 0.9%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$65,000	$ 70,220
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	260,000	283,714
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	495,000	514,968
		$ 868,902
Port Revenue – 1.2%
Alabama Port Authority Docks Facilities Refunding Rev., “A”, AGM, 5%, 10/01/2035	$1,000,000	$ 1,180,621
Sales & Excise Tax Revenue – 12.4%
Baldwin County, AL, Board of Education, School Warrants, 5%, 6/01/2022	$1,090,000	$ 1,151,011
Baldwin County, AL, Board of Education, School Warrants, 5%, 6/01/2022	1,450,000	1,531,161
Cherokee County, AL, Board of Education Special Tax School Warrants (Sales Tax), 5%, 12/01/2048	1,000,000	1,204,986
Elmore County, AL, Board of Education School Tax Warrants, 4%, 8/01/2038	745,000	868,630
Houston County, AL, Board of Education, School Warrants, BAM, 4%, 12/01/2031	765,000	921,654
Houston County, AL, Board of Education, School Warrants, BAM, 4%, 12/01/2032	500,000	594,720
Jefferson County, AL, Board of Education, 4%, 2/01/2042	805,000	905,621
Jefferson County, AL, Limited Obligation Warrants, 5%, 9/15/2021	1,000,000	1,021,176
Jefferson County, AL, Limited Obligation Warrants, 5%, 9/15/2033	500,000	599,421
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	16,000	17,341

21

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	$650,000	$ 715,767
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	164,000	175,434
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	58,000	62,044
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	25,000	27,053
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	1,000	939
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	26,000	22,778
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	4,000	3,294
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	247,000	189,039
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	237,000	168,228
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	1,837,000	560,597
Tuscaloosa County, AL, Board of Education, School Tax Warrants, 5%, 2/01/2037	750,000	894,876
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	100,000	108,670
		$ 11,744,440
Single Family Housing - Local – 0.5%
Montgomery County, MD, Housing Opportunities Commission Program Rev., “A”, 4%, 7/01/2049	$380,000	$ 424,504
Single Family Housing - State – 0.6%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 4%, 11/15/2047	$240,000	$ 259,100
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	310,000	346,527
		$ 605,627
Issuer	Shares/Par	Value ($)

State & Local Agencies – 2.8%
Alabama Public Health Care Authority Lease Rev. (Department of Public Health Facilities), 5%, 9/01/2030	$280,000	$ 324,726
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, AGM, 5%, 7/01/2030	210,000	210,684
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	315,000	357,748
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2030	35,000	38,226
Huntsville, AL, Public Building Authority Lease Refunding Rev., 5%, 10/01/2033	500,000	614,620
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047 (Prerefunded 5/01/2028)	75,000	95,846
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	155,000	184,315
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	10,000	11,878
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	5,000	6,336
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	5,000	5,758
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	10,000	11,483
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	10,000	11,439
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	5,000	5,698
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	10,000	11,360
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	10,000	11,335
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	15,000	16,973
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	10,000	11,281
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	75,000	90,060
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	185,000	202,077

22

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – continued
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	$350,000	$ 423,693
		$ 2,645,536
Student Loan Revenue – 0.2%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$35,000	$ 34,574
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	90,000	90,578
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	60,000	59,417
		$ 184,569
Tax - Other – 7.6%
Alabama Public School & College Authority Rev., “A”, 5%, 11/01/2027	$1,000,000	$ 1,272,619
Alabama Public School & College Authority Rev., “B”, 5%, 6/01/2025 (Prerefunded 6/01/2023)	800,000	882,186
Birmingham-Jefferson, AL, Civic Center Authority, “A”, 4%, 7/01/2043	750,000	822,751
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	500,000	588,988
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	55,000	62,381
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	30,000	33,945
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	85,000	94,614
Lauderdale County, AL, Agriculture Center Authority Special Tax Rev., 5%, 7/01/2049	1,000,000	1,092,034
Mountain Brook, AL, Board of Education, School Warrants, “A”, 4%, 3/01/2027 (w)	200,000	237,144
Mountain Brook, AL, Board of Education, School Warrants, “A”, 4%, 3/01/2030 (w)	325,000	402,477
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	70,000	71,621
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	105,000	113,032
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	265,000	291,439
Tuscaloosa, AL, Board of Education, School Tax Warrants, 5%, 8/01/2036 (Prerefunded 8/01/2026)	1,000,000	1,231,901
		$ 7,197,132
Tobacco – 0.2%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$55,000	$ 68,882
Issuer	Shares/Par	Value ($)

Tobacco – continued
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	$1,040,000	$ 157,257
		$ 226,139
Toll Roads – 0.3%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$90,000	$ 95,171
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	180,000	188,181
		$ 283,352
Transportation - Special Tax – 2.7%
Alabama Federal Aid Highway Finance Authority Special Obligation, “A”, 5%, 9/01/2035	$500,000	$ 601,405
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	125,000	129,051
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	325,000	365,852
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	330,000	366,545
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	240,000	264,461
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	35,000	38,819
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	265,000	266,273
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	200,000	211,944
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	50,000	60,697
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	105,000	125,485
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	45,000	54,483
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	50,000	59,461
		$ 2,544,476
Universities - Colleges – 21.3%
Alabama Community College System Board of Trustees Rev. (Bishop State Community College), BAM, 4%, 1/01/2044	$300,000	$ 333,899

23

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Alabama Community College System Board of Trustees Rev. (Bishop State Community College), BAM, 4%, 1/01/2049	$1,000,000	$ 1,105,680
Alabama Community College System Board of Trustees Rev. (Coastal Community College), BAM, 4%, 10/01/2027	615,000	729,313
Alabama Community College System Board of Trustees Rev. (Snead State Community College), BAM, 4%, 9/01/2038	680,000	773,475
Auburn University, General Fee Rev., “A”, 5%, 6/01/2025	885,000	1,049,285
Auburn University, General Fee Rev., “A”, 5%, 6/01/2025	1,270,000	1,505,753
Auburn University, General Fee Rev., “A”, 5%, 6/01/2038	500,000	592,958
Auburn University, General Fee Rev., “A”, 5%, 6/01/2048	1,500,000	1,822,029
Homewood, AL, Educational Building Authority Facilities Rev. (Samford University), “A”, 5%, 12/01/2034	500,000	591,474
Jacksonville State University, AL, Tuition and Fee Rev., 4%, 12/01/2027	1,000,000	1,179,760
Jacksonville State University, AL, Tuition and Fee Rev., 4%, 12/01/2040	750,000	859,234
Jacksonville, AL, Public Educational Building Authority Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, 5%, 7/01/2036	580,000	677,412
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	65,000	65,853
Troy University, Facilities Rev., “A”, BAM, 5%, 11/01/2028	500,000	577,355
University of Alabama at Birmingham, Rev., “B”, 4%, 10/01/2037	1,000,000	1,164,974
University of Alabama in Huntsville, General Fee Rev., “B2”, 5%, 9/01/2035	755,000	935,226
University of Alabama in Huntsville, General Fee Rev., “B2”, 5%, 9/01/2036	475,000	586,606
University of North Alabama, General Fee Rev., “B”, BAM, 5%, 11/01/2026	445,000	545,453
University of North Alabama, General Fee Rev., “B”, BAM, 5%, 11/01/2039	1,000,000	1,242,501
University of North Alabama, General Fee Rev., “C”, BAM, 4%, 11/01/2038	500,000	584,854
University of South Alabama, Facilities Rev., BAM, 5%, 10/01/2036	500,000	605,269
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	750,000	913,876
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2036	355,000	408,032
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2038	500,000	570,876
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
University of West Alabama, General Fee Rev., AGM, 4%, 1/01/2040	$770,000	$ 874,476
		$ 20,295,623
Universities - Dormitories – 0.1%
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2056	$40,000	$ 46,976
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$185,000	$ 189,625
Utilities - Municipal Owned – 1.0%
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	$180,000	$ 162,900
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	30,000	27,150
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	15,000	13,613
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	5,000	4,538
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	65,000	58,987
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	5,000	4,513
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	70,000	63,350
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	115,000	104,075
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	10,000	10,018
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	50,000	50,092
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	40,000	35,450
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	10,000	10,024
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	30,000	27,150
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	5,000	4,525
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	95,000	85,975
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	70,000	70,160
Puerto Rico Electric Power Authority Rev., “V”, NPFG, 5.25%, 7/01/2033	35,000	38,782
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	15,000	16,597
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	5,000	4,544

24

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	$15,000	$ 13,612
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	40,000	35,650
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	50,000	45,375
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	15,000	13,612
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	55,000	49,912
		$ 986,804
Water & Sewer Utility Revenue – 11.4%
Auburn, AL, Waterworks Board Water Rev., 5%, 9/01/2036 (Prerefunded 9/01/2025)	$1,000,000	$ 1,182,876
Birmingham, AL, Waterworks Board Water Rev., 5%, 1/01/2036	750,000	922,056
Birmingham, AL, Waterworks Board Water Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2025)	500,000	583,845
Birmingham, AL, Waterworks Board Water Rev., “A”, 5%, 1/01/2031	500,000	608,572
Cullman, AL, Utilities Board Water Rev., “A”, AGM, 5%, 9/01/2035	1,000,000	1,129,194
Gadsden, AL, Waterworks and Sewer Rev., AGM, 4%, 6/01/2033	1,000,000	1,152,556
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	45,000	51,268
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	120,000	134,470
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	49,794
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	45,000	49,235
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	95,000	114,178
Jefferson County, AL, Senior Lien Sewer Rev., Current Interest Warrants, “A”, AGM, 5%, 10/01/2044	750,000	833,697
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	300,000	307,263
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2032	15,000	17,053
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NPFG, 5%, 7/01/2036	20,000	22,655
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	$10,000	$ 11,355
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	20,000	22,662
Opelika, AL, Board of Utility Rev., “A”, BAM, 4%, 6/01/2027	200,000	236,161
Opelika, AL, Board of Utility Rev., “A”, BAM, 4%, 6/01/2028	250,000	299,770
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2044	700,000	763,593
Scottsboro, AL, Board of Waterworks, Sewer & Gas Rev., “B”, BAM, 4%, 8/01/2039	350,000	411,333
Scottsboro, AL, Waterworks Sewer & Gas Board Rev., 5%, 8/01/2032 (Prerefunded 8/01/2022)	500,000	531,950
Warrior River, AL, Water Authority Rev., BAM, 4%, 8/01/2039	1,180,000	1,358,498
		$ 10,794,034
Total Municipal Bonds (Identified Cost, $87,994,617)		$92,675,654
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$136,000	$ 118,770
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	200,000	56,961
Total Bonds (Identified Cost, $186,344)		$ 175,731
Investment Companies (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $1,877,346)	1,877,374	$ 1,877,374
Other Assets, Less Liabilities – 0.5%		429,940
Net Assets – 100.0%		$95,158,699
See Portfolio Footnotes and Notes to Financial Statements

25

Portfolio of Investments
3/31/21
MFS Arkansas Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.0%
Airport Revenue – 0.5%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$235,000	$ 251,025
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	160,000	164,196
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	95,000	108,872
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	105,000	120,332
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	91,062
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	125,000	142,284
		$ 877,771
General Obligations - General Purpose – 4.0%
Arkansas Higher Education, 4%, 6/01/2029	$2,000,000	$ 2,212,256
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	375,000	366,574
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	70,000	78,135
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	50,000	54,381
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2033	110,000	123,544
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2035	80,000	98,364
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	30,000	33,361
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	225,000	249,552
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	1,620,000	1,271,700
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	320,000	330,785
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	60,000	62,099
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	130,000	134,213
State of Illinois, General Obligation, 5.5%, 5/01/2039	120,000	147,634
State of Illinois, General Obligation, 5.75%, 5/01/2045	115,000	143,054
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	150,000	180,560
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	$225,000	$ 274,565
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	205,000	252,860
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	295,000	367,908
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2032	425,000	522,473
		$ 6,904,018
General Obligations - Schools – 6.5%
Bentonville, AR, School District No. 6 Construction Refunding, “B”, 4%, 6/01/2037	$1,500,000	$ 1,690,542
Bentonville, AR, School District No. 6 Construction Refunding, “B”, 4%, 6/01/2047	1,000,000	1,121,555
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	40,000	48,295
Crittenden County, AR, Community College District, 4.6%, 2/01/2035	285,000	285,407
Crittenden County, AR, Community College District, 4.7%, 2/01/2040	625,000	626,306
Crittenden County, AR, Earle Special School District Refunding and Construction, 4%, 2/01/2048	2,060,000	2,156,184
North Little Rock, AR, School District No. 1 (Pulaski County), 5%, 2/01/2026	1,000,000	1,202,656
North Little Rock, AR, School District No. 1 (Pulaski County), 2%, 2/01/2027	2,000,000	2,097,580
Pulaski County, AR, Special School District Construction, 4%, 2/01/2041	2,000,000	2,078,094
		$ 11,306,619
Healthcare Revenue - Hospitals – 10.0%
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), 5%, 12/01/2047	$2,000,000	$ 2,426,219
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), “A”, 5%, 12/01/2029	1,000,000	1,151,901
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2034	740,000	931,334
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2044	1,000,000	1,222,014
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	1,900,000	2,231,251
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), 4%, 2/01/2042	990,000	1,094,771

26

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2033	$1,645,000	$ 1,825,177
Batesville, AK, Public Facilities Board, Hospital Rev. (White River Health System, Inc.), 5%, 6/01/2027	500,000	555,296
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	10,000	11,095
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	10,000	12,126
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	5,000	6,018
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	90,000	99,859
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 8/01/2032	540,000	558,461
Conway, AR, Hospital Rev. (Conway Regional Medical Center), “A”, 4%, 8/01/2038	1,000,000	1,084,153
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	20,000	20,784
Pulaski County, AR, Public Facilities Board, Healthcare Rev., 5.5%, 7/01/2043 (Prerefunded 7/01/2023)	750,000	835,702
Springdale, AR, Public Facilities Board Hospital Rev. (Children's Northwest Project), 5%, 3/01/2040	2,820,000	3,241,471
		$ 17,307,632
Industrial Revenue - Other – 0.6%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	$390,000	$ 399,790
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	225,000	250,055
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	330,000	375,017
		$ 1,024,862
Industrial Revenue - Paper – 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$ 111,977
Miscellaneous Revenue - Other – 5.0%
Arkansas Development Finance Authority Rev., Public Safety Charges (Emergency Management Project), 4%, 6/01/2031	$1,070,000	$ 1,254,064
Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other – continued
Arkansas Development Finance Authority, Public Safety Charges (Arkansas Division of Emergency Management Project), 4%, 6/01/2045	$2,955,000	$ 3,353,510
Fayetteville, AR, Hotel, Motel and Restaurant Rev., BAM, 5%, 11/01/2034	2,000,000	2,299,847
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,615,000	1,680,146
		$ 8,587,567
Sales & Excise Tax Revenue – 16.3%
Bentonville, AR, Sales & Use Tax, 4%, 11/01/2026	$440,000	$ 441,226
Cabot, AR, Sales & Use Tax, 5%, 6/01/2026	700,000	769,442
Cabot, AR, Sales & Use Tax, 5%, 6/01/2027	1,300,000	1,427,189
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2030	850,000	919,664
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2035	1,150,000	1,240,317
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2023	380,000	412,946
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2024	2,040,000	2,143,678
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	415,000	466,654
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,000,000	1,331,579
Mississippi County, AR, 4%, 6/01/2036	650,000	711,311
Mississippi County, AR, 4%, 6/01/2038	1,095,000	1,192,729
Mountain View, AK, Sales and Use Tax Rev. , BAM, 4%, 11/01/2027	335,000	393,131
Mountain View, AK, Sales and Use Tax Rev. , BAM, 3%, 11/01/2031	335,000	356,865
Mountain View, AK, Sales and Use Tax Rev. , BAM, 3%, 11/01/2032	395,000	417,865
Mountain View, AK, Sales and Use Tax Rev. , BAM, 3%, 11/01/2033	405,000	426,281
Mountain View, AK, Sales and Use Tax Rev. , BAM, 3%, 11/01/2034	415,000	434,185
Mountain View, AK, Sales and Use Tax Rev. , BAM, 3%, 11/01/2035	425,000	442,511
Phillips County, AR, Sales & Use Tax, BAM, 3.75%, 9/01/2038	1,170,000	1,233,856
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	36,000	39,017
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	2,108,000	2,321,287
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	355,000	379,751
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	120,000	128,366

27

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	$2,000	$ 2,145
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	62,000	67,090
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	7,000	6,570
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	66,000	57,821
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	12,000	9,883
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	593,000	453,847
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	568,000	403,180
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	2,189,000	668,017
Rogers, AR, Sales & Use Tax Rev., “B”, 5%, 11/01/2036	2,000,000	2,427,906
Springdale, AR, Sales & Use Tax Rev., 5%, 11/01/2028 (Prerefunded 11/01/2022)	1,000,000	1,074,979
Springdale, AR, Sales & Use Tax Rev., BAM, 5%, 4/01/2037	1,000,000	1,122,273
Springdale, AR, Sales & Use Tax Rev., BAM, 3.6%, 4/01/2041	2,000,000	2,068,522
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 6/01/2032	1,840,000	1,845,967
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	180,000	195,605
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	100,000	103,866
		$ 28,137,521
Secondary Schools – 0.6%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	$750,000	$ 772,182
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2039 (n)	250,000	278,796
		$ 1,050,978
Issuer	Shares/Par	Value ($)

Single Family Housing - State – 1.1%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, GNMA, 4%, 11/15/2047	$545,000	$ 589,043
Iowa Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2047	600,000	647,894
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	640,000	715,410
		$ 1,952,347
State & Local Agencies – 6.7%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/2034	$2,605,000	$ 2,743,119
Arkansas Development Finance Authority State Agencies Facilities Revenue Refunding and Construction (Justice Building Project), 4%, 12/01/2050	2,570,000	2,813,930
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	840,000	953,994
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,315,000	1,288,972
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047 (Prerefunded 5/01/2028)	200,000	255,589
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	385,000	457,814
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	150,000	180,120
New Jersey Economic Development Authority Rev. (School Facilities Construction), “LLL”, 5%, 6/15/2039	345,000	418,135
New Jersey Economic Development Authority Rev., School Facilities Construction, “LLL”, 5%, 6/15/2044	580,000	694,225
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2044	2,360,000	1,222,740
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	525,000	573,462
		$ 11,602,100
Student Loan Revenue – 0.1%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$70,000	$ 69,149
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	185,000	186,188
		$ 255,337

28

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – 4.0%
Fayetteville, AR, Liberty Improvement Bonds, 4%, 1/01/2037	$2,000,000	$ 2,211,663
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/2034	3,000,000	3,408,350
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	210,000	214,864
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	890,000	978,794
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	100,000	115,476
		$ 6,929,147
Tax Assessment – 0.0%
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	$15,000	$ 17,280
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	15,000	17,693
		$ 34,973
Tobacco – 2.4%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2027	$2,470,000	$ 2,279,844
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2028	500,000	449,697
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	105,000	131,503
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	185,000	206,295
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	750,000	844,957
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	2,010,000	303,930
		$ 4,216,226
Toll Roads – 0.3%
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$230,000	$ 262,420
Issuer	Shares/Par	Value ($)

Toll Roads – continued
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$180,000	$ 204,076
		$ 466,496
Transportation - Special Tax – 4.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	$20,000	$ 20,510
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	760,000	855,532
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	715,000	787,873
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	380,000	421,469
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2033	445,000	493,089
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	535,000	537,570
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	395,000	418,588
New Jersey Economic Development Authority Rev. (NJ Transit Transportation Project), 4%, 11/01/2044	1,015,000	1,123,715
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	95,000	115,324
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2050	65,000	78,450
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	310,000	370,480
New Jersey Transportation Trust Fund Authority, Transportation Program, “BB” , 4%, 6/15/2044	1,775,000	1,957,666
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	125,000	151,341
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	125,000	148,654
		$ 7,480,261
Universities - Colleges – 15.9%
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/2031	$2,500,000	$ 2,628,328
Arkansas State University, Student Fee Rev. (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/2027	545,000	565,050
Board of Trustees of the University of Arkansas Various Facilities Refunding Rev., “A”, 5%, 12/01/2030	410,000	539,688

29

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Board of Trustees of the University of Arkansas Various Facilities Refunding Rev., “A”, 5%, 12/01/2031	$430,000	$ 563,351
Board of Trustees of the University of Arkansas Various Facilities Refunding Rev., “A”, 5%, 12/01/2032	450,000	587,014
Board of Trustees of the University of Arkansas Various Facilities Refunding Rev., “A”, 5%, 12/01/2033	475,000	613,754
Board of Trustees of the University of Arkansas Various Facilities Refunding Rev., “A”, 4%, 12/01/2035	410,000	484,518
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	85,000	86,127
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	140,000	142,100
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	60,000	60,394
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	65,000	65,975
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 4/01/2024 (Prerefunded 10/01/2021)	1,000,000	1,018,858
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 5%, 4/01/2041 (Prerefunded 10/01/2021)	1,000,000	1,023,743
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), BAM, 5%, 9/01/2030	1,000,000	1,159,663
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	340,000	388,843
University of Arkansas Auxiliary Enterprises Rev., 5%, 12/01/2029 (Prerefunded 12/01/2022)	605,000	653,815
University of Arkansas Auxiliary Enterprises Rev. (UALR Campus), “A”, 5%, 5/01/2029 (Prerefunded 5/01/2022)	200,000	210,477
University of Arkansas Facilities Rev. (Fayetteville Campus), 5%, 11/01/2047	1,500,000	1,815,639
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2021	1,310,000	1,346,479
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2026 (Prerefunded 11/01/2021)	$1,000,000	$ 1,028,082
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2032	1,000,000	1,117,045
University of Arkansas Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2043	1,500,000	1,834,069
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2023	520,000	581,898
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 10/01/2025	780,000	865,541
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2025	2,000,000	2,226,045
University of Arkansas Facilities Rev. (UAMS Campus), “A”, 5%, 3/01/2031	915,000	1,170,251
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2023 (Prerefunded 12/01/2021)	250,000	256,405
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2024 (Prerefunded 12/01/2021)	250,000	256,405
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2025 (Prerefunded 12/01/2021)	500,000	512,809
University of Arkansas Student Fee Rev. (Fort Smith Campus), 4%, 12/01/2026 (Prerefunded 12/01/2021)	305,000	312,813
University of California Regents, Limited Project Rev., “Q”, 4%, 5/15/2051	1,800,000	2,108,212
University of Central Arkansas Student Fee Rev., “A”, AGM, 5%, 11/01/2038	500,000	580,914
University of Central Arkansas Student Fee Rev., “A”, AGM, 4%, 11/01/2048	550,000	603,165
		$ 27,407,470
Universities - Dormitories – 0.8%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$1,130,000	$ 1,344,461
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2056	75,000	88,080
		$ 1,432,541
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$355,000	$ 363,875
Utilities - Municipal Owned – 5.6%
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2030	$1,000,000	$ 1,182,760
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2032 (Prerefunded 9/01/2022)	1,130,000	1,206,754

30

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2035	$1,000,000	$ 1,176,580
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2036 (Prerefunded 9/01/2022)	1,165,000	1,244,131
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2030	2,805,000	2,969,179
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	410,000	371,050
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	65,000	58,825
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	30,000	27,225
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	15,000	13,612
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	145,000	131,587
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	15,000	13,538
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	155,000	140,275
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	260,000	235,300
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	135,000	139,371
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	80,000	70,900
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	60,000	54,300
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	70,000	63,350
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	10,000	9,050
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	210,000	190,050
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	15,000	16,597
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	10,000	9,088
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	25,000	22,687
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	95,000	84,669
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	110,000	99,825
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	35,000	31,762
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	95,000	86,212
		$ 9,648,677
Utilities - Other – 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$300,000	$ 306,067
Issuer	Shares/Par	Value ($)

Utilities - Other – continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	$155,000	$ 165,557
		$ 471,624
Water & Sewer Utility Revenue – 12.7%
Arkansas Community Public Water Systems Authority Rev., 5%, 10/01/2032	$1,020,000	$ 1,089,754
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2023	795,000	800,794
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2025	1,500,000	1,510,861
Conway, AR, Wastewater Improvement Rev., “A”, 4%, 10/01/2039	525,000	603,019
Fort Smith, AR, Water and Sewer and Construction Rev., 5%, 10/01/2035	3,850,000	4,814,638
Fort Smith, AR, Water and Sewer Rev., AGM, 4.5%, 10/01/2021	1,545,000	1,577,524
Fort Smith, AR, Water and Sewer Rev., AGM, 4.5%, 10/01/2022	455,000	464,215
Fort Smith, AR, Water and Sewer Rev., BAM, 3%, 10/01/2029	325,000	360,121
Fort Smith, AR, Water and Sewer Rev., BAM, 5%, 10/01/2029	1,000,000	1,216,654
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	85,000	96,840
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	500,000	560,291
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	245,000	271,104
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	245,000	268,057
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	200,000	240,374
Hot Springs, AR, Construction Wastewater Rev., “B”, BAM, 2.75%, 12/01/2047	1,000,000	1,000,511
Hot Springs, AR, Construction Wastewater Rev., “B”, BAM, 2.75%, 12/01/2050	1,000,000	992,828
Hot Springs, AR, Waterworks Rev., BAM, 4%, 10/01/2035	1,125,000	1,375,518
Hot Springs, AR, Waterworks Rev., BAM, 4%, 10/01/2039	1,000,000	1,214,323
Hot Springs, AR, Waterworks Rev., BAM, 4%, 10/01/2041	500,000	603,537
Hot Springs, AR, Waterworks Rev., BAM, 3.75%, 10/01/2043	1,750,000	1,875,933
Malvern, AR, Water and Sewer Refunding and Construction Rev., BAM, 3.7%, 8/01/2043	750,000	771,058
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2032	50,000	56,844

31

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NPFG, 5%, 7/01/2036	$65,000	$ 73,628
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	30,000	34,065
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	75,000	84,981
		$ 21,957,472
Total Municipal Bonds (Identified Cost, $160,213,132)		$169,527,491
Issuer	Shares/Par	Value ($)
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$245,000	$ 213,961
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	500,000	142,402
Total Bonds (Identified Cost, $381,403)		$ 356,363
Investment Companies (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $1,447,457)	1,447,457	$ 1,447,457
Other Assets, Less Liabilities – 0.9%		1,605,612
Net Assets – 100.0%		$172,936,923
See Portfolio Footnotes and Notes to Financial Statements

32

Portfolio of Investments
3/31/21
MFS California Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 100.8%
Airport Revenue – 7.8%
California Municipal Finance Authority Rev. (LINXS APM Project), “A”, 5%, 12/31/2043	$2,190,000	$ 2,586,575
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2030	1,790,000	2,323,177
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “C”, 5%, 5/15/2038	1,935,000	2,324,389
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “D”, 5%, 5/15/2037	1,305,000	1,610,720
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “D”, 5%, 5/15/2038	1,305,000	1,606,452
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2038	2,000,000	2,402,917
Sacramento County, CA, Airport System Rev., “C”, 5%, 7/01/2039	1,000,000	1,198,702
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2036	750,000	925,746
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2037	1,400,000	1,722,551
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2038	1,000,000	1,227,083
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2039	1,000,000	1,223,938
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2042	665,000	787,314
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2047	665,000	784,053
San Diego County, CA, Regional Airport Authority Rev., “C”, 5%, 7/01/2031	1,030,000	1,319,591
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2031	850,000	890,279
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2044	7,605,000	9,170,219
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	3,000,000	3,469,220
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025 (Prerefunded 5/03/2021)	570,000	572,167
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2039	3,420,000	4,184,466
San Francisco, CA, City & County Airports Commission, International Airport Rev., Unrefunded Balance, “D”, 5%, 5/01/2025	1,430,000	1,434,966
Issuer	Shares/Par	Value ($)

Airport Revenue – continued
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2035	$1,000,000	$ 1,189,602
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2047	2,000,000	2,342,920
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	3,000,000	3,000,856
		$ 48,297,903
General Obligations - General Purpose – 5.5%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$1,080,000	$ 1,055,735
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	810,000	914,989
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	225,000	260,155
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	255,000	300,843
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	5,930,000	4,655,050
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	60,000	62,022
Marin County, CA, Healthcare District (Election of 2013), “A”, 4%, 8/01/2047	3,000,000	3,398,445
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	430,000	451,890
State of California, General Obligation, 5%, 12/01/2031	1,500,000	2,053,764
State of California, Various Purpose General Obligation, 5.25%, 4/01/2035	2,545,000	2,669,646
State of California, Various Purpose General Obligation, 5%, 4/01/2045	7,000,000	8,698,131
State of California, Various Purpose General Obligation Refunding, 5%, 12/01/2030	3,500,000	4,705,142
State of California, Various Purpose General Obligation Refunding, 4%, 8/01/2037	1,700,000	1,982,058
State of Illinois, General Obligation, 5.5%, 5/01/2039	440,000	541,323
State of Illinois, General Obligation, 5.75%, 5/01/2045	410,000	510,018
Tulare County, CA, Tulare Local Health Care District, BAM, 4%, 8/01/2039	1,500,000	1,743,406
		$ 34,002,617
General Obligations - Schools – 17.7%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2029	$4,335,000	$ 3,898,222
Contra Costa County, CA, Schools Pooled Cross Fiscal Year Tax and Rev., “A”, 2%, 12/01/2021	4,500,000	4,547,274

33

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - Schools – continued
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	$2,785,000	$ 3,228,574
Dublin, CA, Unified School District (Election of 2016), “B”, 4%, 8/01/2043	1,945,000	2,203,601
Folsom Cordova, CA, Unified School District (Election of 2007), “D”, AGM, 4%, 10/01/2038	4,000,000	4,480,943
Folsom Cordova, CA, Unified School District (Election of 2007), “D”, AGM, 4%, 10/01/2039	4,000,000	4,473,259
Folsom Cordova, CA, Unified School District (Election of 2012), “A”, 5%, 10/01/2038 (Prerefunded 10/01/2023)	2,465,000	2,761,886
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/2031	2,120,000	1,727,512
Grossmont, CA, Union High School District (Election of 2008), “I-2”, 4%, 8/01/2044	5,190,000	6,007,222
Imperial County, CA, Community College District Rev., BAM, 4%, 8/01/2040	465,000	527,084
Imperial County, CA, Community College District Rev., Capital Appreciation, “C”, BAM, 0%, 8/01/2034	500,000	330,246
Kern County, CA, Sierra Sands Unified School District (Election of 2006), Capital Appreciation, AGM, 0%, 11/01/2033	1,260,000	905,198
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	1,590,000	1,589,715
Los Angeles County, CA, Mt. San Antonio Community College District (Election of 2018), “A”, 4%, 8/01/2049	875,000	1,012,244
Los Angeles County, CA, Palmdale School District (Election of 2016), 4%, 8/01/2044	2,395,000	2,699,090
Los Angeles, CA, Unified School District, General Obligation, “RYO”, 5%, 7/01/2035	3,000,000	3,919,341
Marin County, CA, Community College District (Election of 2016), “B”, 4%, 8/01/2039	2,000,000	2,286,592
Marin County, CA, Community College District (Election of 2016), “B”, 4%, 8/01/2040	1,000,000	1,141,325
Marin County, CA, San Rafael City Elementary School District Rev., “B”, 4%, 8/01/2047	2,595,000	2,969,652
Mendocino Lake, CA, Community College District Rev. (Election of 2006), Capital Appreciation, “B”, AGM, 0%, 8/01/2032	1,570,000	1,261,776
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	1,570,000	1,705,698
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2033	500,000	382,997
Issuer	Shares/Par	Value ($)

General Obligations - Schools – continued
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/2028	$1,440,000	$ 1,300,055
Mount Diablo, CA, Unified School District (Election of 2010), Convertible Capital Appreciation, “A”, AGM, 0% to 8/01/2019, 6% to 8/01/2030	3,000,000	3,301,910
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	5,000,000	5,496,294
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/2029	3,385,000	2,949,864
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2028	830,000	978,916
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2030	830,000	973,300
Oakland, CA, Unified School District Rev. (Election of 2012), “A”, AGM, 4%, 8/01/2034	1,000,000	1,148,840
Oakland, CA, Unified School District Rev. (Election of 2012), “A”, AGM, 4%, 8/01/2035	1,000,000	1,146,435
Orange County, CA, Garden Grove Unified School District, 4%, 8/01/2046	3,000,000	3,459,244
Oxnard, CA, School District (Ventura County), “A”, BAM, 5%, 8/01/2045	2,590,000	3,166,178
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District (Election of 2014) (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2033	500,000	606,480
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District (Election of 2014) (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2034	1,400,000	1,694,899
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District (Election of 2014) (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2035	1,105,000	1,335,204
Placer and Sacramento Counties, CA, Roseville Joint Union High School District (School Facilities Improvement District No. 1), 4%, 8/01/2046	1,515,000	1,688,972
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	600,000	663,792
San Diego, CA, Community College District (Election of 2002), Convertible Capital Appreciation, 6% to 8/01/2019, 6% to 8/01/2033	2,000,000	2,617,552
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “G”, 0%, 7/01/2034 (Prerefunded 1/01/2024)	1,235,000	698,886
San Diego, CA, Unified School District (Election of 2012), “I”, 4%, 7/01/2047	2,145,000	2,453,715
San Jose, CA, Evergreen Community College District (Election of 2010), “A”, 5%, 8/01/2041 (Prerefunded 8/01/2022)	1,235,000	1,315,281

34

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - Schools – continued
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NPFG, 0%, 9/01/2021	$4,300,000	$ 4,297,613
Santa Barbara and San Luis Obispo Counties, CA, Santa Maria-Bonita School District, 4%, 8/01/2042	1,000,000	1,131,169
Santa Barbara and San Luis Obispo Counties, CA, Santa Maria-Bonita School District, 4%, 8/01/2044	1,250,000	1,408,711
Santa Clara and Santa Cruz Counties, CA, West Valley-Mission Community College District (Election of 2018), “A”, 4%, 8/01/2044	2,650,000	3,084,974
Santa Clara County, CA, Gilroy Unified School District, General Obligation, “2016”, 4%, 8/01/2025	100,000	115,232
Santa Clara County, CA, Gilroy Unified School District, General Obligation, “2016”, 4%, 8/01/2026	125,000	147,490
Santa Clara County, CA, Gilroy Unified School District, General Obligation, “2016”, 4%, 8/01/2027	275,000	330,852
South Monterey County, CA, Joint Union High School District (Election of 2018), “A-1”, AGM, 4%, 8/01/2049	2,480,000	2,818,239
Stanislaus County, CA, CERES Unified School District, Capital Appreciation, BAM, 0%, 8/01/2046	2,775,000	1,090,037
Stanislaus County, CA, CERES Unified School District, Capital Appreciation, BAM, 0%, 8/01/2047	3,035,000	1,140,933
Sweetwater, CA, Union High School District, “C”, 4%, 8/01/2043	2,000,000	2,195,655
		$ 108,816,173
Healthcare Revenue - Hospitals – 12.0%
California Health Facilities Financing Authority Rev. (Children's Hospital Los Angeles), “A”, 5%, 8/15/2042	$2,550,000	$ 2,980,363
California Health Facilities Financing Authority Rev. (City of Hope), 5%, 11/15/2049	4,000,000	4,752,278
California Health Facilities Financing Authority Rev. (El Camino Hospital), 5%, 2/01/2037	1,000,000	1,185,813
California Health Facilities Financing Authority Rev. (Marshall Medical Center), 5%, 11/01/2033	750,000	853,635
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2038	1,000,000	1,216,571
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2048	3,500,000	4,147,703
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
California Health Facilities Financing Authority Rev. (Sutter Health), “B”, 5%, 11/15/2046 (Prerefunded 11/15/2026)	$1,300,000	$ 1,610,277
California Health Facilities Financing Authority Rev. (Sutter Health), “B”, 5%, 11/15/2046	1,880,000	2,191,942
California Municipal Finance Authority Rev. (Community Health Centers of the Central Coast, Inc.), “A”, 5%, 12/01/2036 (n)	175,000	198,149
California Municipal Finance Authority Rev. (Community Health Centers of the Central Coast, Inc.), “A”, 5%, 12/01/2046 (n)	750,000	822,683
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2036	1,275,000	1,481,002
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2037	850,000	984,896
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	425,000	487,719
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5%, 7/01/2042	2,000,000	2,325,613
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5%, 7/01/2047	1,000,000	1,154,857
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “B”, 4%, 7/01/2047	1,685,000	1,778,294
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2028	205,000	226,590
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2029	165,000	181,615
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2030	85,000	93,272
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	315,000	342,756
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2044	415,000	448,018
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	1,500,000	1,696,410
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	2,545,000	2,875,482
California Statewide Communities Development Authority Hospital Rev. (Methodist Hospital of Southern California), 5%, 1/01/2038	1,500,000	1,774,325

35

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2042	$4,000,000	$ 4,804,080
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), “A”, 6%, 6/01/2033 (Prerefunded 6/01/2021)	1,250,000	1,261,306
California Statewide Communities Development Authority Rev. (Emante Health), “A”, 4%, 4/01/2039	1,600,000	1,851,200
California Statewide Communities Development Authority Rev. (Emante Health), “A”, 4%, 4/01/2040	650,000	750,342
California Statewide Communities Development Authority Rev. (Emante Health), “A”, 4%, 4/01/2045	2,000,000	2,277,297
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5%, 12/01/2053	1,000,000	1,172,731
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5%, 12/01/2057	2,000,000	2,342,315
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046 (n)	200,000	222,897
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2054	1,650,000	1,833,700
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056 (n)	1,000,000	1,119,926
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “B”, 6%, 12/01/2024	2,150,000	2,400,473
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2036	635,000	751,636
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2037	455,000	537,143
California Statewide Communities Development Authority Rev. (Marin General Hospital), “A”, 5%, 8/01/2038	430,000	506,469
California Statewide Communities Development Authority Rev. (Redlands Community Hospital), 5%, 10/01/2046	1,925,000	2,190,621
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 8/15/2032 (Prerefunded 8/15/2022)	390,000	416,097
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 12/01/2041 (Prerefunded 12/01/2021)	$2,550,000	$ 2,632,550
Doylestown, PA, Hospital Rev., “A”, 5%, 7/01/2049	70,000	78,158
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	2,000,000	2,416,692
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	1,000,000	1,037,270
Tulare County, CA, Sierra View Local Health Care District Rev., 4%, 7/01/2021	225,000	226,772
Tulare County, CA, Sierra View Local Health Care District Rev., 4%, 7/01/2022	230,000	239,228
Tulare County, CA, Sierra View Local Health Care District Rev., 4%, 7/01/2023	260,000	278,091
Tulare County, CA, Sierra View Local Health Care District Rev., 4%, 7/01/2024	235,000	257,277
Tulare County, CA, Sierra View Local Health Care District Rev., 4%, 7/01/2025	290,000	323,833
Tulare County, CA, Sierra View Local Health Care District Rev., 4%, 7/01/2026	300,000	340,997
Tulare County, CA, Sierra View Local Health Care District Rev., 5%, 7/01/2028	665,000	826,135
Tulare County, CA, Sierra View Local Health Care District Rev., 5%, 7/01/2029	635,000	801,580
Upland, CA (San Antonio Regional Hospital), COP, 4%, 1/01/2042	1,000,000	1,067,798
Upland, CA (San Antonio Regional Hospital), COP, 5%, 1/01/2047	1,000,000	1,124,886
Washington Township, CA, Health Care District Rev., “A”, 5%, 7/01/2031	325,000	405,045
Washington Township, CA, Health Care District Rev., “A”, 4%, 7/01/2033	550,000	626,392
Washington Township, CA, Health Care District Rev., “A”, 5%, 7/01/2042	1,000,000	1,139,025
		$ 74,070,225
Healthcare Revenue - Long Term Care – 3.1%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$850,000	$ 858,344
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 11/15/2035	1,270,000	1,339,186
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2034	700,000	809,953
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2039	1,000,000	1,147,918
California Health Facilities Financing Authority Rev. (ON LOK Senior Health Services), 5%, 8/01/2040	650,000	795,320

36

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Long Term Care – continued
California Health Facilities Financing Authority Rev. (ON LOK Senior Health Services), 5%, 8/01/2050	$1,000,000	$ 1,202,831
California Health Facilities Financing Authority Rev. (ON LOK Senior Health Services), 5%, 8/01/2055	1,000,000	1,193,636
California Municipal Finance Authority Rev. (Channing House Project), “B”, 5%, 5/15/2047	2,000,000	2,365,322
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2038	435,000	497,235
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2039	430,000	490,364
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2040	435,000	492,857
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2043	980,000	1,102,667
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044 (n)	1,405,000	1,452,477
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 5/15/2047	1,785,000	1,840,166
California Statewide Communities Development Authority Rev. (Front Port Communities and Services), “A”, 4%, 4/01/2042	735,000	781,018
California Statewide Communities Development Authority Rev. (Front Port Communities and Services), “A”, 5%, 4/01/2047	1,835,000	2,057,624
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042 (Prerefunded 10/01/2022)	750,000	814,402
		$ 19,241,320
Industrial Revenue - Environmental Services – 1.1%
California Municipal Finance Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), 0.2%, 10/01/2045 (Put Date 6/01/2021)	$3,000,000	$ 2,998,974
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 10/01/2044 (Put Date 10/01/2029)	3,000,000	3,259,623
Issuer	Shares/Par	Value ($)

Industrial Revenue - Environmental Services – continued
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 12/01/2039 (a)(d)	$2,000,000	$ 610,000
		$ 6,868,597
Industrial Revenue - Other – 0.4%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$500,000	$ 510,958
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	640,000	711,268
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	885,000	1,005,728
		$ 2,227,954
Miscellaneous Revenue - Other – 0.9%
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2034	$830,000	$ 925,619
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2035	830,000	924,714
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2031	1,335,000	1,501,188
San Francisco, CA, City & County Airports Commission, International Airport Rev., Special Facilities Lease Rev. (SFO Fuel Co. LLC), 5%, 1/01/2040	1,510,000	1,831,019
		$ 5,182,540
Multi-Family Housing Revenue – 2.6%
California Community Housing Agency, Essential Housing Rev. (Glendale Properties), “A-1”, 4%, 8/01/2047 (n)	$3,000,000	$ 3,102,521
California Housing Finance Agency Municipal Certificates, “A”, 4%, 3/20/2033	2,942,947	3,411,144
California Statewide Communities Development Authority, Essential Housing Rev. (Jefferson-Anaheim), “A-2”, 3.125%, 8/01/2056 (n)	3,000,000	2,769,293
CSCDA Community Improvement Authority, California Essential Housing Rev. (Oceanaire-Long Beach), “A-2”, 4%, 9/01/2056 (n)	3,000,000	3,164,544
CSCDA Community Improvement Authority, California Essential Housing Rev. (Renaissance at City Center), “A”, 5%, 7/01/2051 (n)	3,000,000	3,459,622
		$ 15,907,124

37

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Parking – 0.3%
Stockton, CA, Public Financing Authority Parking Rev., 5%, 3/01/2047	$1,625,000	$ 1,908,494
Port Revenue – 1.8%
Alameda, CA, Corridor Transportation Authority Second Subordinate Lien Rev., “B”, AGM, 5%, 10/01/2036	$1,710,000	$ 2,029,760
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2028	1,250,000	1,555,968
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2029	3,875,000	4,895,947
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 11/01/2029	2,125,000	2,705,268
		$ 11,186,943
Sales & Excise Tax Revenue – 2.4%
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	$114,000	$ 123,554
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	4,615,000	5,081,946
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	1,100,000	1,176,692
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	385,000	411,842
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	9,000	9,650
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	186,000	201,272
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	16,000	15,017
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	171,000	149,809
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	31,000	25,531
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,566,000	1,198,523
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	1,524,000	1,081,771
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	13,175,000	4,020,615
Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue – continued
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	$745,000	$ 809,588
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	210,000	218,119
		$ 14,523,929
Secondary Schools – 3.8%
California Infrastructure & Economic Development Bank Charter School Rev. (Alliance for College-Ready Public Schools), “B”, 5%, 11/01/2039	$300,000	$ 366,160
California Infrastructure & Economic Development Bank Charter School Rev. (Alliance for College-Ready Public Schools), “B”, 5%, 11/01/2044	350,000	422,607
California Infrastructure & Economic Development Bank Rev. (Colburn School), 1.75%, 8/01/2055 (Put Date 8/01/2026)	1,000,000	1,015,009
California Infrastructure and Economic Development Bank, 4%, 11/01/2050	500,000	572,895
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	825,000	845,334
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2038 (n)	970,000	1,100,072
California Municipal Finance Authority, Education Rev. (American Heritage Education Foundation Project), “A”, 5%, 6/01/2046	750,000	826,631
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2040 (n)	415,000	466,863
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041 (n)	500,000	561,394
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2045 (n)	415,000	463,730
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), “A”, 5%, 8/01/2040 (n)	525,000	625,111
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), “A”, 5%, 8/01/2050 (n)	1,000,000	1,175,653
California School Finance Authority, Charter School Rev. (Downtown Prep), 5%, 6/01/2046 (n)	1,000,000	1,074,547
California School Finance Authority, Charter School Rev. (Social Bonds - Fenton Charter Public Schools Obligated Group), “A”, 5%, 7/01/2040 (n)	1,125,000	1,254,815

38

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Secondary Schools – continued
California School Finance Authority, Charter School Rev. (Social Bonds - Fenton Charter Public Schools Obligated Group), “A”, 5%, 7/01/2058 (n)	$625,000	$ 685,915
California School Finance Authority, Educational Facilities Rev. (New Designs Charter School Adams Campus Project), “A”, 5%, 6/01/2030 (n)	1,190,000	1,346,386
California School Finance Authority, Educational Facilities Rev. (New Designs Charter School Adams Campus Project), “A”, 5%, 6/01/2040 (n)	750,000	823,097
California School Finance Authority, Educational Facilities Rev. (New Designs Charter School Adams Campus Project), “A”, 5%, 6/01/2050 (n)	1,060,000	1,150,372
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030 (n)	1,245,000	1,421,609
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2038 (n)	870,000	1,019,122
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048 (n)	870,000	999,449
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2034	530,000	585,073
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2037 (n)	505,000	594,794
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	470,000	515,538
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2047 (n)	745,000	863,183
California School Finance Authority, School Facility Rev. (Kipp SoCal), “A”, 5%, 7/01/2049 (n)	1,050,000	1,263,587
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 7/01/2047	1,270,000	1,281,533
		$ 23,320,479
Single Family Housing - State – 1.1%
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	$2,250,000	$ 2,515,113
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4.25%, 1/01/2050	2,380,000	2,642,253
Issuer	Shares/Par	Value ($)

Single Family Housing - State – continued
Texas Department of Housing & Community Affairs Residential Mortgage Rev., “A”, FNMA, 4.75%, 1/01/2049	$1,520,000	$ 1,709,390
		$ 6,866,756
State & Local Agencies – 4.3%
California Infrastructure & Economic Development Bank Lease Rev. (California State Teachers' Retirement System Headquarters Expansion Green Bonds - Climate Bond Certified), 5%, 8/01/2044	$1,500,000	$ 1,845,760
California Municipal Finance Authority, Lease Rev. (Orange County Civic Center Infrastructure Improvement Program - Phase II), “A”, 5%, 6/01/2043	4,505,000	5,484,866
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 3/01/2028	2,120,000	2,304,108
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 8/01/2029 (w)	3,000,000	3,687,808
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	2,360,000	2,313,289
Fresno, CA, Joint Powers Financing Authority Rev., Lease Revenue Refunding Rev. (Master Lease Projects), “A”, AGM, 5%, 4/01/2034	1,000,000	1,195,904
Fresno, CA, Joint Powers Financing Authority Rev., Lease Revenue Refunding Rev. (Master Lease Projects), “A”, AGM, 5%, 4/01/2037	800,000	950,306
Los Angeles, CA, Tax and Rev. Anticipation Notes, 4%, 6/24/2021	4,000,000	4,035,854
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	540,000	648,433
Ontario Public Finance Authority Lease Rev., AGM, 5%, 11/01/2042	1,025,000	1,270,912
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2030	500,000	596,012
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2031	1,000,000	1,187,487
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2032	550,000	652,288
		$ 26,173,027
Student Loan Revenue – 0.1%
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	$425,000	$ 420,869
Tax - Other – 0.8%
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	$315,000	$ 357,274

39

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – continued
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	$170,000	$ 192,354
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	500,000	556,556
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	635,000	649,708
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	665,000	715,871
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	2,010,000	2,210,535
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037 (n)	100,000	113,974
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	305,000	352,202
		$ 5,148,474
Tax Assessment – 5.7%
California Statewide Communities Development Authority Rev. (Infrastructure Program), “B”, 5%, 9/02/2039	$1,000,000	$ 1,188,605
California Statewide Communities Development Authority Rev. (Infrastructure Program), “B”, 5%, 9/02/2044	1,000,000	1,174,035
California Statewide Communities Development Authority Rev., “A”, 5%, 9/02/2048	940,000	1,104,407
California Statewide Communities Development Authority, Statewide Community Infrastructure Program Rev., “C”, 4%, 9/02/2040	2,000,000	2,214,278
California Statewide Communities Development Authority, Statewide Community Infrastructure Program Rev., “C”, 5%, 9/02/2044	500,000	587,018
California Statewide Communities Development Authority, Statewide Community Infrastructure Program Rev., “C”, 5%, 9/02/2049	500,000	583,514
California Statewide Communities Development Infrastructure Program, “B”, 4%, 9/02/2050	1,000,000	1,088,009
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/2031	1,000,000	1,085,120
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District No. 31), “A”, 5%, 9/01/2037	1,000,000	1,051,006
Jurupa, CA, Public Financing Authority, Special Tax Refunding Rev., “A”, AGM, 4%, 9/01/2043	1,745,000	1,952,060
Issuer	Shares/Par	Value ($)

Tax Assessment – continued
Lake Elsinore, CA, Public Financing Authority Rev., 5%, 9/01/2035	$920,000	$ 1,037,376
Lee Lake, CA, Public Financing Authority, Senior Lien Rev., “A”, 5.125%, 9/01/2035	1,000,000	1,089,479
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2022	340,000	361,352
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2023	340,000	376,396
North Natomas, CA, Community Facilities District Special Tax, “4-E”, 5.25%, 9/01/2033	840,000	919,167
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	650,000	734,032
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2029	1,350,000	1,522,681
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/2033	1,000,000	1,083,074
Rancho Cucamonga, CA, Redevelopment Agency, Tax Allocation Refunding (Successor Agency to the Rancho Redevelopment Project Area), AGM, 5%, 9/01/2032	2,625,000	2,966,777
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2030	890,000	1,039,555
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2031	1,095,000	1,276,692
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, AGM, 5%, 10/01/2034	1,385,000	1,566,493
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	750,000	828,890
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “B”, NPFG, 5%, 8/01/2043	1,100,000	1,252,812
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/2023	1,000,000	1,108,575
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2034	1,200,000	1,513,199
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2036	1,600,000	2,004,456
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2037	700,000	874,102
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “B”, 5%, 10/01/2033	300,000	361,273

40

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax Assessment – continued
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “B”, 5%, 10/01/2034	$300,000	$ 360,129
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “B”, 5%, 10/01/2035	250,000	299,228
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “B”, 5%, 10/01/2038	600,000	711,245
		$ 35,315,035
Tobacco – 4.7%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$370,000	$ 463,390
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	7,375,000	1,115,165
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2049	1,500,000	1,721,415
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2049	1,000,000	1,209,156
California County Tobacco Securitization Agency Settlement (Sonoma County Securitization Corp.), “A”, 4%, 6/01/2049	1,000,000	1,154,849
California County Tobacco Securitization Agency Settlement (Sonoma County Securitization Corp.), “B-1”, 1.375%, 6/01/2030	250,000	250,929
California County Tobacco Securitization Agency Settlement (Sonoma County Securitization Corp.), “B-1”, 5%, 6/01/2049	750,000	914,684
California County Tobacco Securitization Agency Settlement (Sonoma County Securitization Corp.), Capital Appreciation, “B-2”, 0%, 6/01/2055	10,000,000	2,417,235
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), “A”, 4%, 6/01/2049	1,000,000	1,158,618
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), “B-1”, 1.1%, 6/01/2030	200,000	200,131
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), “B-1”, 4%, 6/01/2049	325,000	361,341
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), Capital Appreciation, “B-2”, 0%, 6/01/2055	5,000,000	1,270,052
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5%, 6/01/2029	2,000,000	2,424,571
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,800,000	1,816,483
Issuer	Shares/Par	Value ($)

Tobacco – continued
Sacramento County, CA, Tobacco Securitization Corp. Authority, “2021A-1”, 0.45%, 6/01/2030	$750,000	$ 739,215
Sacramento County, CA, Tobacco Securitization Corp. Authority, “2021A-1”, 4%, 6/01/2049	2,500,000	2,882,424
Sacramento County, CA, Tobacco Securitization Corp. Authority, “2021A-1”, 4%, 6/01/2049	1,000,000	1,127,031
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.), “A”, 5%, 6/01/2036	250,000	317,862
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.), “A”, 5%, 6/01/2037	1,000,000	1,267,011
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.), “A”, 5%, 6/01/2038	750,000	947,480
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.), “A”, 5%, 6/01/2048	4,250,000	5,198,106
		$ 28,957,148
Toll Roads – 2.0%
Bay Area Toll Authority, California Toll Bridge Rev., “A”, 2%, 4/01/2056 (Put Date 4/01/2028)	$4,000,000	$ 4,258,185
Bay Area Toll Authority, California Toll Bridge Rev., “S-7”, 4%, 4/01/2033	2,985,000	3,467,101
Bay Area Toll Authority, California Toll Bridge Rev., “S-7”, 4%, 4/01/2034	855,000	990,755
California Foothill/Eastern Transportation Corridor Agency, Toll Road Rev., “C”, 5%, 1/15/2027	200,000	243,676
California Foothill/Eastern Transportation Corridor Agency, Toll Road Rev., “C”, 5%, 1/15/2028	200,000	248,011
California Foothill/Eastern Transportation Corridor Agency, Toll Road Rev., “C”, 5%, 1/15/2031	300,000	387,908
California Foothill/Eastern Transportation Corridor Agency, Toll Road Rev., “C”, 4%, 1/15/2032	350,000	417,740
California Foothill/Eastern Transportation Corridor Agency, Toll Road Rev., “C”, 4%, 1/15/2033	250,000	296,751
Riverside County, CA, Transportation Commission, Toll Rev., “A”, 5.75%, 6/01/2044	1,680,000	1,829,138
		$ 12,139,265
Transportation - Special Tax – 1.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	$470,000	$ 485,231

41

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Transportation - Special Tax – continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	$65,000	$ 66,656
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	2,060,000	2,318,941
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	225,000	247,027
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	1,530,000	1,685,939
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	285,000	316,102
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2033	195,000	216,073
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NPFG, 5%, 7/01/2038	75,000	76,911
Lancaster, CA, Financing Authority Rev. (Measure M&R Structure Improvement Project), BAM, 4%, 6/01/2039	1,365,000	1,588,298
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	1,915,000	1,924,200
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	1,400,000	1,483,604
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	500,000	605,363
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	500,000	594,614
		$ 11,608,959
Universities - Colleges – 6.1%
California Educational Facilities Authority Rev. (Art Center College of Design), “A”, 5%, 12/01/2036	$2,060,000	$ 2,486,504
California Educational Facilities Authority Rev. (Chapman University), “B”, 4%, 4/01/2047	1,000,000	1,118,560
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2036	425,000	504,275
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2037	1,265,000	1,497,132
California Educational Facilities Authority Rev. (Loyola Marymount University), “B”, 5%, 10/01/2038	630,000	772,799
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2036	1,000,000	1,165,845
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2037	$1,000,000	$ 1,163,574
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2038	500,000	580,770
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030 (Prerefunded 10/01/2021)	860,000	884,757
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030 (Prerefunded 10/01/2021)	900,000	926,134
California Educational Facilities Authority Rev. (University of San Francisco), “A”, 5%, 10/01/2038	1,000,000	1,226,665
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2033	625,000	743,423
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2035	1,195,000	1,415,631
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2039	1,000,000	1,173,001
California Municipal Finance Authority Rev. (Emerson College), “B”, 5%, 1/01/2042	4,310,000	5,051,503
California Municipal Finance Authority Rev. (University of La Verne), “A”, 5%, 6/01/2043	1,500,000	1,795,651
California Municipal Finance Authority Rev. (University of The Pacific), “A”, 5%, 11/01/2029 (w)	500,000	632,080
California Municipal Finance Authority Rev. (University of The Pacific), “A”, 5%, 11/01/2030 (w)	520,000	665,981
California Municipal Finance Authority Rev. (University of The Pacific), “A”, 4%, 11/01/2042 (w)	1,600,000	1,799,733
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	500,000	551,820
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2048	2,500,000	2,712,197
California Public Works Board Lease Rev. (Regents of the University of California), “G”, 5%, 12/01/2028 (Prerefunded 12/01/2021)	2,125,000	2,193,791
California State University Rev., “A”, 5%, 11/01/2024 (Prerefunded 11/01/2021)	550,000	565,380
California State University Rev., “A”, 5%, 11/01/2024 (Prerefunded 11/01/2021)	1,580,000	1,624,648
University of California, Limited Project Rev., “S”, 5%, 5/15/2025 (w)	2,000,000	2,255,965
University of California, Limited Project Rev., “S”, 5%, 5/15/2026 (w)	2,000,000	2,321,348
		$ 37,829,167

42

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Dormitories – 3.8%
California Enterprise Development Authority, Student Housing Rev. (Provident Group - SDSU Properties LLC - M@College Project), “A”, 5%, 8/01/2035	$450,000	$ 556,945
California Enterprise Development Authority, Student Housing Rev. (Provident Group - SDSU Properties LLC - M@College Project), “A”, 5%, 8/01/2040	600,000	732,396
California Enterprise Development Authority, Student Housing Rev. (Provident Group - SDSU Properties LLC - M@College Project), “A”, 5%, 8/01/2045	600,000	722,365
California Enterprise Development Authority, Student Housing Rev. (Provident Group - SDSU Properties LLC - M@College Project), “A”, 5%, 8/01/2050	650,000	779,575
California Enterprise Development Authority, Student Housing Rev. (Provident Group - SDSU Properties LLC - M@College Project), “A”, 5%, 8/01/2055	825,000	981,929
California Enterprise Development Authority, Student Housing Rev. (Provident Group - SDSU Properties LLC - M@College Project), “A”, 5%, 8/01/2057	450,000	533,558
California Municipal Finance Authority, Student Housing Rev. (Bowles Hall Foundation), “A”, 5%, 6/01/2035	225,000	245,669
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), 5%, 5/15/2037	2,605,000	3,101,473
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	3,065,000	3,646,701
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2034 (n)	375,000	432,110
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2039 (n)	475,000	539,945
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2051 (n)	1,440,000	1,606,097
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,500,000	1,612,121
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5%, 5/15/2034	1,000,000	1,150,295
Issuer	Shares/Par	Value ($)

Universities - Dormitories – continued
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039 (n)	$1,740,000	$ 1,803,383
Hastings Campus Housing Finance Authority Rev., Convertible Capital Appreciation, “B”, 0% to 7/01/2035, 6.75% to 7/01/2061 (n)	3,250,000	1,741,413
San Francisco, CA, Hastings Campus Housing Finance Authority, Campus Housing Rev., “A”, 5%, 7/01/2045 (n)	3,000,000	3,433,960
		$ 23,619,935
Utilities - Cogeneration – 0.7%
California Pollution Control Financing Authority, Water Furnishing Refunding Rev. (San Diego County Water Authority Desalination Project Pipeline), 5%, 7/01/2039 (n)	$1,000,000	$ 1,200,577
California Pollution Control Financing Authority, Water Furnishing Refunding Rev. (San Diego County Water Authority Desalination Project Pipeline), 5%, 11/21/2045 (n)	1,610,000	1,907,729
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	1,300,000	1,332,500
		$ 4,440,806
Utilities - Municipal Owned – 4.8%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$280,000	$ 310,557
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	315,000	347,955
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2022	10,845,000	10,971,352
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	3,000,000	3,537,439
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	1,200,000	1,086,000
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	180,000	162,900
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	100,000	90,750
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	50,000	45,375
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	455,000	412,912
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	50,000	45,125
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	475,000	429,875

43

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	$765,000	$ 692,325
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	10,000	10,018
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	280,000	248,150
Puerto Rico Electric Power Authority Rev., “RR”, NPFG, 5%, 7/01/2022	1,315,000	1,333,276
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	235,000	212,675
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	200,000	181,000
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	620,000	561,100
Puerto Rico Electric Power Authority Rev., “V”, NPFG, 5.25%, 7/01/2033	260,000	288,097
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	55,000	60,854
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	45,000	40,894
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	95,000	86,213
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	290,000	258,462
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	325,000	294,937
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	115,000	104,363
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	355,000	322,162
Sacramento, CA, Municipal Utility District Electric Rev., “X”, 5%, 8/15/2025 (Prerefunded 8/15/2021)	545,000	554,518
Sacramento, CA, Municipal Utility District Electric Rev., Unrefunded Balance, “X”, 5%, 8/15/2025	1,585,000	1,612,873
Southern California Public Power Authority Rev. (Milford Wind Corridor Phase II Project), “2021-1”, 5%, 7/01/2025 (w)	800,000	952,071
Southern California Public Power Authority Rev. (Milford Wind Corridor Phase II Project), “2021-1”, 5%, 7/01/2027 (w)	1,800,000	2,271,486
Vernon, CA, Electric System Rev., “A”, 5.5%, 8/01/2041	2,130,000	2,215,113
		$ 29,777,027
Utilities - Other – 1.2%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	$1,750,000	$ 2,720,335
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2022	2,210,000	2,386,962
Issuer	Shares/Par	Value ($)

Utilities - Other – continued
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 11/01/2033	$1,655,000	$ 2,215,693
		$ 7,322,990
Water & Sewer Utility Revenue – 4.2%
Belmont, CA, Joint Powers Financing Authority, Sewer Rev., 5%, 8/01/2047	$1,885,000	$ 2,321,397
Carpinteria Valley, CA, Water District Refunding Rev., “A”, 5%, 7/01/2033	450,000	589,441
Carpinteria Valley, CA, Water District Refunding Rev., “A”, 5%, 7/01/2035	600,000	776,656
Fillmore, CA, Wastewater Refunding Rev., AGM, 5%, 5/01/2047	3,000,000	3,486,591
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	720,000	865,346
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,660,000	1,873,231
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2031	415,000	467,622
Porterville, CA, Water Rev. Certificates of Participation (Water System Financing Project), AGM, 4%, 8/15/2037	175,000	208,814
Porterville, CA, Water Rev. Certificates of Participation (Water System Financing Project), AGM, 4%, 8/15/2038	225,000	267,644
Porterville, CA, Water Rev. Certificates of Participation (Water System Financing Project), AGM, 4%, 8/15/2039	270,000	320,258
San Mateo-Foster City, CA, Public Financing Authority, Wastewater Rev. (Clean Water Program), 4%, 8/01/2044	2,205,000	2,554,037
Santa Barbara County, CA, Solid Waste System Rev., COP, “B”, 5%, 12/01/2036	2,000,000	2,423,541
Silicon Valley Clean Water, CA, Wastewater Rev., 4%, 8/01/2044	3,250,000	3,688,812
Soquel Creek, CA, Water District, COP, 5%, 3/01/2043 (Prerefunded 3/01/2023)	1,715,000	1,872,521
South Placer, CA, Wastewater Authority Refunding Rev., 5%, 11/01/2034	500,000	689,028
South Placer, CA, Wastewater Authority Refunding Rev., 5%, 11/01/2035	500,000	694,143
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2031	1,700,000	2,019,479
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2035	830,000	981,025
		$ 26,099,586
Total Municipal Bonds (Identified Cost, $582,341,928)		$621,273,342
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$902,000	$ 787,726

44

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	$1,900,000	$ 541,127
Total Bonds (Identified Cost, $1,423,411)		$ 1,328,853
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $2,970,527)	2,970,539	$ 2,970,539
Other Assets, Less Liabilities – (1.5)%		(8,970,605)
Net Assets – 100.0%		$616,602,129
See Portfolio Footnotes and Notes to Financial Statements

45

Portfolio of Investments
3/31/21
MFS Georgia Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 97.2%
Airport Revenue – 3.3%
Atlanta, GA, Airport General Refunding Rev., “E”, 5%, 7/01/2032	$250,000	$ 319,240
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2037	1,000,000	1,142,388
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2039	205,000	232,931
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2033	1,000,000	1,115,030
Atlanta, GA, Airport Rev., “B”, 5%, 7/01/2044	1,000,000	1,213,380
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	75,000	80,114
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	55,000	56,442
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	265,000	306,448
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	30,000	34,381
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	35,000	40,111
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	25,000	28,457
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	40,000	45,531
		$ 4,614,453
General Obligations - General Purpose – 9.6%
Atlanta, GA, Public Improvement Rev., 4.875%, 12/01/2026	$1,000,000	$ 1,159,547
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	220,000	215,057
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	55,000	61,392
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	35,000	38,067
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2033	75,000	84,235
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2035	60,000	73,773
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	20,000	22,240
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	165,000	183,005
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	$1,250,000	$ 981,250
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	120,000	124,044
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	50,000	51,620
Forsyth County, GA, 5%, 9/01/2021	2,435,000	2,483,263
Gwinnett County, GA, School District General Obligation, 5%, 2/01/2033	1,000,000	1,344,724
Gwinnett County, GA, School District General Obligation, 5%, 2/01/2034	1,000,000	1,338,819
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	130,000	136,618
State of Georgia, General Obligation Refunding, “C”, 5%, 7/01/2024	635,000	730,968
State of Georgia, General Obligation, “A”, 5%, 8/01/2029	1,095,000	1,447,988
State of Illinois, 5%, 6/01/2021	710,000	714,977
State of Illinois, General Obligation, 5.5%, 5/01/2039	180,000	221,450
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	120,000	144,448
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	180,000	219,652
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	165,000	203,521
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	245,000	305,551
Valdosta & Lowndes County, GA, Hospital Authority Rev. Anticipation Certificate, “A”, 5%, 10/01/2036	1,000,000	1,257,663
		$ 13,543,872
General Obligations - Schools – 12.9%
Ben Hill County, GA, School District Rev., 4%, 4/01/2037	$750,000	$ 885,822
Bryan County, GA, School District General Obligation, 4%, 8/01/2032	500,000	577,561
Carroll County, GA, School District General Obligation, 5%, 4/01/2028	500,000	639,446
Cherokee County, GA, School System General Obligation, “A”, 5%, 8/01/2022	1,180,000	1,255,565
Cobb County, GA, School District Short Term Construction Notes, 1.5%, 12/15/2021	3,000,000	3,029,401
Dalton, GA, General Obligation, 5%, 2/01/2036	500,000	622,534
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	585,000	678,174
Evans County, GA, School District, 4%, 6/01/2035	660,000	786,727

46

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - Schools – continued
Forsyth County, GA, General Obligation, 5%, 2/01/2032	$1,000,000	$ 1,317,047
Gainesville, GA, School District General Obligation, 4%, 11/01/2039	1,000,000	1,203,010
Gwinnett County, GA, School District, 5%, 2/01/2029	1,000,000	1,169,645
Gwinnett County, GA, School District, 5%, 2/01/2039	1,500,000	1,896,239
Jackson County, GA, School District, 5%, 3/01/2032	1,000,000	1,280,035
Lumpkin County, GA, School District General Obligation, 5%, 12/01/2031	500,000	668,313
Lumpkin County, GA, School District General Obligation, 5%, 12/01/2032	500,000	665,297
Madison County, GA, School District COP (Capital Improvement Project), 4%, 5/01/2026	915,000	1,056,161
Paulding County School District, GA, 5%, 8/01/2026	450,000	553,198
		$ 18,284,175
Healthcare Revenue - Hospitals – 12.9%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$210,000	$ 230,087
Augusta, GA, Development Authority Rev. (AU Health System, Inc. Project), 5%, 7/01/2036	500,000	569,991
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “B”, 6%, 12/01/2024	485,000	541,502
Cedartown Polk County, GA, Hospital Authority Rev., Anticipation Certificates (Polk Medical Center Project), 5%, 7/01/2039	500,000	570,931
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	10,000	11,095
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	10,000	12,126
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	5,000	6,018
Clarke County, GA, Hospital Authority Rev. (Athens Regional Medical Center Project), 5%, 1/01/2032 (Prerefunded 1/01/2022)	1,000,000	1,036,258
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2040	205,000	257,171
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2041	485,000	561,628
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	$55,000	$ 61,025
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 8/15/2028	500,000	525,260
Dalton-Whitfield County, GA, Joint Development Authority Rev. (Hamilton Health Care System), 4%, 8/15/2048	250,000	275,271
Doylestown, PA, Hospital Rev., “A”, 5%, 7/01/2049	15,000	16,748
Fulton County, GA, Development Authority Hospital Rev. (Piedmont Healthcare, Inc. Project), “A”, 4%, 7/01/2039	500,000	580,805
Fulton County, GA, Development Authority Hospital Rev. (Piedmont Healthcare, Inc. Project), “A”, 4%, 7/01/2049	1,000,000	1,139,164
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), 5%, 4/01/2034	1,000,000	1,197,801
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), “A”, 5%, 4/01/2042	750,000	884,504
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5%, 7/01/2032	500,000	591,859
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 4%, 7/01/2035	500,000	558,074
Glynn-Brunswick, GA, Memorial Hospital Authority Rev. (Southeast Georgia Health System Project), 5%, 8/01/2028	500,000	580,449
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5%, 2/15/2029	670,000	857,377
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5%, 2/15/2042	1,000,000	1,175,381
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5.25%, 8/15/2049	1,595,000	1,830,915
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	45,000	45,654
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041 (Prerefunded 7/01/2021)	65,000	65,964
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “S”, 4%, 7/01/2041	465,000	531,698
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	10,000	10,039

47

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	$55,000	$ 62,130
Richmond County, GA, Hospital Authority Rev., Anticipation Certificates (University Health Services, Inc. Project), 4%, 1/01/2036	1,000,000	1,120,763
Savannah, GA, Hospital Authority Rev. (St. Joseph's/Candler Health System, Inc.), “A”, 4%, 7/01/2043	1,000,000	1,120,926
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	570,000	626,022
Virginia Small Business Financing Authority Health Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 4%, 12/01/2049	550,000	626,601
		$ 18,281,237
Healthcare Revenue - Long Term Care – 1.3%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Lenbrook Square Foundation, Inc. Project), “A, 5%, 7/01/2036	$500,000	$ 535,962
Hall County and Gainesville, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), 5%, 11/15/2033	500,000	584,147
Richmond County, GA, Development Authority Rev., Capital Appreciation, ”C“, ETM, 0%, 12/01/2021	225,000	224,794
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, ”C“, ETM, 0%, 12/01/2021	500,000	499,378
		$ 1,844,281
Healthcare Revenue - Other – 1.2%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2028	$500,000	$ 608,670
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), ”B“, 5%, 7/01/2032	1,000,000	1,054,625
		$ 1,663,295
Industrial Revenue - Other – 0.2%
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044 (n)	$285,000	$ 323,879
Industrial Revenue - Paper – 0.1%
Rockdale County, GA, Development Authority Refunding Rev. (Pratt Paper LLC Project), 4%, 1/01/2038 (n)	$150,000	$ 164,749
Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other – 4.6%
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., ”A“, 4%, 1/01/2054 (w)	$1,250,000	$ 1,386,120
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., ”B“, 5%, 1/01/2054 (n)(w)	1,000,000	1,090,156
Douglas County, GA, Development Authority, Industrial Development Rev. (Pandosia LLC Project), ”A“, VRDN, 0.08%, 12/01/2027	470,000	470,000
Downtown Savannah, GA, Authority Rev. (Chatham County Judicial Complex Project), 5%, 6/01/2032	1,000,000	1,201,596
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2036	500,000	579,268
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2044	660,000	778,295
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2034	500,000	604,828
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2040	75,000	81,023
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	310,000	324,162
		$ 6,515,448
Sales & Excise Tax Revenue – 3.1%
Guam Government Business Privilege Tax Rev., ”A“, 5.25%, 1/01/2036	$170,000	$ 175,421
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev. (Third Indenture Series) ”C“, 4%, 7/01/2036	750,000	867,941
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev. (Third Indenture Series), ”A“, 5%, 7/01/2044	1,000,000	1,166,108
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	24,000	26,011
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	234,000	257,676
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	237,000	253,524
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	83,000	88,787
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	38,000	41,120

48

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	$1,000	$ 938
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	35,000	30,663
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	6,000	4,941
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	326,000	249,501
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	316,000	224,304
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	2,899,000	884,688
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027 (n)	145,000	157,571
		$ 4,429,194
Secondary Schools – 0.3%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2049 (n)	$250,000	$ 275,098
North Texas Education Finance Corp., Education Rev. (Uplift Education), ”A“, 5.125%, 12/01/2042 (Prerefunded 6/01/2022)	75,000	79,252
		$ 354,350
Single Family Housing - Local – 0.5%
Montgomery County, MD, Housing Opportunities Commission Program Rev., ”A“, 4%, 7/01/2049	$565,000	$ 631,171
Single Family Housing - State – 5.2%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”C-1“, 4%, 11/15/2047	$360,000	$ 388,650
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”D-1“, GNMA, 4%, 11/15/2047	425,000	459,345
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 3.6%, 12/01/2044	1,000,000	1,064,666
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 3.5%, 6/01/2045	230,000	240,910
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 4%, 12/01/2048	405,000	425,292
Issuer	Shares/Par	Value ($)

Single Family Housing - State – continued
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 4%, 6/01/2050	$970,000	$ 1,091,155
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”B-2“, 2.35%, 6/01/2025	1,400,000	1,491,922
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, GNMA, 4%, 7/01/2047	465,000	502,118
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, 4.25%, 9/01/2049	480,000	536,557
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	510,000	547,735
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 4.25%, 1/01/2050	505,000	560,646
		$ 7,308,996
State & Local Agencies – 1.3%
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	$460,000	$ 450,895
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, ”A“, 5%, 5/01/2047 (Prerefunded 5/01/2028)	110,000	140,574
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, ”A“, 5%, 5/01/2047	200,000	237,826
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	10,000	11,878
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”AAA“, 5%, 6/15/2026	110,000	132,088
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”LLL“, 5%, 6/15/2039	255,000	309,056
Villa Rica, GA, Public Facilities Authority Rev. (Water and Sewerage Project), 5%, 3/01/2039	500,000	571,475
		$ 1,853,792
Student Loan Revenue – 0.2%
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	$50,000	$ 49,392
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3.5%, 12/01/2044	130,000	130,835
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	90,000	89,125
		$ 269,352

49

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – 1.5%
Atlanta & Fulton County, GA, Recreation Authority Park Improvement, ”A“, 5%, 12/01/2032	$500,000	$ 575,935
Atlanta, GA, Development Authority Rev. (New Downtown Atlanta Stadium Project), ”A-1“, 5%, 7/01/2033	740,000	850,877
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2035	65,000	73,723
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2036	35,000	39,602
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2046	100,000	111,311
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	95,000	97,200
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	125,000	134,562
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	145,000	159,467
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	100,000	115,476
		$ 2,158,153
Tax Assessment – 1.2%
Atlanta, GA, Tax Allocation (Beltline Project), ”B“, 5%, 1/01/2030	$1,000,000	$ 1,203,853
Atlanta, GA, Tax Allocation (Eastside Project), 5%, 1/01/2030 (Prerefunded 1/01/2026)	410,000	494,157
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	10,000	11,520
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	10,000	11,795
		$ 1,721,325
Tobacco – 0.4%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2036	$75,000	$ 93,930
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	1,555,000	235,130
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	235,000	237,152
		$ 566,212
Issuer	Shares/Par	Value ($)

Toll Roads – 0.3%
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$80,000	$ 91,277
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	60,000	68,025
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	95,000	100,458
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	190,000	198,636
		$ 458,396
Transportation - Special Tax – 2.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”A“, NPFG, 4.75%, 7/01/2038	$140,000	$ 141,615
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	70,000	72,268
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NPFG, 5%, 7/01/2029	10,000	10,255
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	625,000	703,562
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	330,000	363,634
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NPFG, 5.25%, 7/01/2032	160,000	177,460
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NPFG, 5.25%, 7/01/2033	135,000	149,589
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”B-2“, 5%, 5/15/2021	400,000	401,922
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”D-1“, 5%, 9/01/2022	290,000	307,318
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2045	75,000	91,046
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	120,000	143,411
New Jersey Transportation Trust Fund Authority, Transportation System, ”A“, 5.25%, 12/15/2021	65,000	67,253
New Jersey Transportation Trust Fund Authority, Transportation System, ”A“, 5%, 12/15/2039	70,000	84,751

50

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Transportation - Special Tax – continued
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	$65,000	$ 77,300
		$ 2,791,384
Universities - Colleges – 17.3%
Albany-Dougherty County, GA, Inner City Authority Refunding Rev. (USG Real Estate Foundation X LLC Project), 4%, 6/01/2034	$1,430,000	$ 1,609,106
Americus-Sumter Payroll Development Authority Rev. (USG Real Estate Foundation VII LLC Project), ”A“, 3.5%, 6/01/2035	500,000	547,991
Barnesville-Lamar County, GA, Industrial Development Authority Refunding Rev. (USG Real Estate Foundation VI LLC Project), 5%, 6/01/2038	600,000	735,421
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2037	560,000	636,895
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2044	1,000,000	1,117,402
Bleckley-Dodge County, GA, Joint Development Authority Refunding Rev. (USG Real Estate Foundation VII LLC Project), 5%, 7/01/2038	815,000	985,295
Bulloch County, GA, Development Authority Rev. (Georgia Southern University Housing Foundation Four, LLC Project), 5%, 7/01/2038 (Prerefunded 7/01/2027)	200,000	250,465
Bulloch County, GA, Development Authority Rev. (Georgia Southern University Housing Foundation Four, LLC Project), 5%, 7/01/2038	800,000	962,098
Carrollton, GA, Payroll Development Authority Refunding Rev. (UWG Housing, LLC Project), 5%, 7/01/2038	750,000	926,730
Cobb County, GA, Development Authority, Parking & Dining Hall Refunding Lease Rev. (Kennesaw State University Real Estate Foundations Projects), 5%, 7/15/2034	500,000	601,800
Dahlonega, GA, Downtown Development Authority Refunding Rev. (North Georgia MAC LLC), 5%, 7/01/2036	1,000,000	1,208,220
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 5%, 3/01/2034	300,000	373,834
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 5%, 6/15/2044	1,000,000	1,237,853
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 4%, 6/15/2049	500,000	571,282
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 5%, 6/15/2052	$1,000,000	$ 1,227,274
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.) ”A“, 5%, 10/01/2028	840,000	1,045,292
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.) ”A“, 5%, 6/01/2039	1,000,000	1,251,919
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 6/01/2028	500,000	577,905
Georgia Higher Education Facilities Authority Refunding Rev. (USG Real Estate Foundation II LLC Project), 4%, 6/15/2036	750,000	868,364
Georgia Private Colleges & Universities Authority Rev. (Emory University), ”B“, 4%, 9/01/2036	1,000,000	1,208,777
Georgia Private Colleges & Universities Authority Rev. (Emory University), ”B“, 4%, 9/01/2037	1,000,000	1,204,489
Georgia Private Colleges & Universities Authority Rev. (Emory University), ”B“, 4%, 9/01/2040	500,000	597,059
Georgia Private Colleges & Universities Authority Rev. (Mercer University Project), 5%, 10/01/2040	350,000	385,286
Georgia Private Colleges & Universities Authority Rev. (Mercer University Project), ”C“, 5.25%, 10/01/2027	350,000	368,715
Gwinnett County, GA, Development Authority Rev. (Georgia Gwinnet County Student Housing), ”A“, 5%, 7/01/2040	1,000,000	1,177,310
Moultrie-Colquitt County, GA, Development Authority Rev. (Philadelphia College of Osteopathic Medicine), 5%, 12/01/2048	870,000	1,057,260
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	65,000	66,271
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	80,000	81,050
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	25,000	25,331
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	45,000	45,675

51

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	$55,000	$ 56,995
Richmond County, GA, Development Authority Rev. (Georgia Regents University Academic Research Center Project), AGM, 5%, 12/15/2032	325,000	369,610
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), AGM, 5.5%, 6/15/2035	500,000	501,828
South Regional, GA, Joint Development Authority Rev. (VSU Parking and Student Service Center Project), ”A“, 5%, 8/01/2035	500,000	590,351
		$ 24,471,153
Universities - Dormitories – 0.9%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$635,000	$ 755,516
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), ”C“, 5%, 7/15/2030	400,000	443,058
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2056	60,000	70,464
		$ 1,269,038
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$270,000	$ 276,750
Utilities - Municipal Owned – 7.3%
Buford, GA, Combined Utility System Rev., AGM, 4%, 7/01/2034	$300,000	$ 349,351
Buford, GA, Combined Utility System Rev., AGM, 4%, 7/01/2039	400,000	458,722
Buford, GA, Combined Utility System Rev., AGM, 4%, 7/01/2040	400,000	458,330
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2029	1,195,000	1,449,478
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2032	1,000,000	1,280,558
Dalton, GA, Combined Utilities Rev., 4%, 3/01/2035	500,000	565,848
Dalton, GA, Combined Utilities Rev., 4%, 3/01/2036	500,000	564,471
Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned – continued
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), ”A“, 5%, 1/01/2039	$750,000	$ 905,601
Georgia Municipal Electric Authority (Project One), ”A“, 5%, 1/01/2037	1,000,000	1,270,716
Georgia Municipal Electric Authority (Project One), ”A“, 5%, 1/01/2038	125,000	152,087
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), ”S“, 5%, 10/01/2025	500,000	533,144
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), ”S“, 5%, 10/01/2026	500,000	532,684
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2039	50,000	55,457
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2044	60,000	66,277
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	245,000	221,725
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	10,000	9,075
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	95,000	86,212
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	10,000	9,025
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	100,000	90,500
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	155,000	140,275
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	60,000	53,175
Puerto Rico Electric Power Authority Rev., ”RR“, AGM, 5%, 7/01/2028	490,000	505,879
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	45,000	40,725
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	45,000	40,725
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	10,000	9,050
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	125,000	113,125
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2030	70,000	77,546
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2034	10,000	11,064
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	10,000	9,088
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	60,000	53,475
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	70,000	63,525

52

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	$25,000	$ 22,688
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	75,000	68,062
		$ 10,340,163
Utilities - Other – 0.7%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., ”A“, 5%, 3/15/2022	$910,000	$ 948,917
Water & Sewer Utility Revenue – 8.7%
Atlanta, GA, Water & Wastewater Refunding Rev., 5%, 11/01/2036	$750,000	$ 928,084
Atlanta, GA, Water & Wastewater Refunding Rev., ”A“, 5%, 11/01/2037	1,000,000	1,234,413
Atlanta, GA, Water & Wastewater Refunding Rev., ”A“, 5%, 11/01/2038	1,000,000	1,232,350
Atlanta, GA, Water & Wastewater Refunding Rev., ”B“, 4%, 11/01/2038	500,000	582,721
Cartersville, GA, Development Authority Waste & Water Facilities Rev., 4%, 6/01/2038	500,000	586,599
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2021	385,000	390,974
Columbia County, GA, Water and Sewerage Rev., 5%, 6/01/2033	655,000	861,806
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2035	350,000	416,647
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2036	150,000	178,586
DeKalb County, GA, Water & Sewer Rev., ”A“, 5.25%, 10/01/2031	1,000,000	1,024,079
DeKalb County, GA, Water & Sewer Rev., ”B“, 5.25%, 10/01/2025	1,000,000	1,208,381
Gainesville, GA, Water and Sewerage Refunding Rev., 5%, 11/15/2024	500,000	581,949
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	30,000	34,179
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	125,000	140,073
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2029	45,000	49,795
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2035	45,000	49,235
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 1/01/2050	155,000	186,290
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2/01/2027	1,000,000	1,257,520
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NPFG, 5%, 7/01/2032	$15,000	$ 17,053
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NPFG, 5%, 7/01/2036	20,000	22,655
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	10,000	11,355
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	20,000	22,662
Oconee County, GA, Water & Sewerage Rev., ”A“, 5%, 9/01/2033	555,000	675,492
Walton County, GA, Water & Sewer Authority Rev. (Walton-Hard Labor Creek Project), 5%, 2/01/2038	500,000	591,578
		$ 12,284,476
Total Municipal Bonds (Identified Cost, $130,770,327)		$137,368,211
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$204,000	$ 178,156
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	400,000	113,921
Total Bonds (Identified Cost, $312,145)		$ 292,077
Investment Companies (h) – 3.3%
Money Market Funds – 3.3%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $4,694,126)	4,694,126	$ 4,694,126
Other Assets, Less Liabilities – (0.7)%		(975,275)
Net Assets – 100.0%		$141,379,139
See Portfolio Footnotes and Notes to Financial Statements

53

Portfolio of Investments
3/31/21
MFS Maryland Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.8%
General Obligations - General Purpose – 24.7%
Anne Arundel County, MD, Consolidated Water & Sewer, 5%, 10/01/2040	$400,000	$ 509,534
Anne Arundel County, MD, General Obligation Consolidated Improvement Refunding, 5%, 4/01/2027	1,000,000	1,253,421
Anne Arundel County, MD, General Obligation Consolidated Improvement Refunding, 5%, 4/01/2028	1,000,000	1,284,361
Baltimore County, MD, Metropolitan District (80th Issue), 5%, 3/01/2033	1,250,000	1,567,396
Baltimore County, MD, Public Improvement, 5%, 2/01/2028	2,000,000	2,080,691
Baltimore County, MD, Public Improvement, 4%, 3/01/2037	1,750,000	2,075,801
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	225,000	219,945
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	1,120,000	879,200
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5%, 7/01/2031	65,000	67,106
Harford County, MD, Consolidated General Obligation Public Improvement, 4%, 10/01/2023	1,745,000	1,908,772
Harford County, MD, Consolidated Public Improvement, ”A“, 5%, 10/01/2030	1,025,000	1,347,312
Howard County, MD, Consolidated Public Improvement Project, ”A“, 5%, 8/15/2022	1,000,000	1,065,920
Howard County, MD, Consolidated Public Improvement Project, ”A“, 5%, 8/15/2023	1,000,000	1,112,985
Howard County, MD, Consolidated Public Improvement Project, ”A“, 5%, 8/15/2028	1,000,000	1,294,973
Howard County, MD, Metropolitan District Project, ”C“, 4%, 2/15/2048	1,500,000	1,709,411
Maryland State & Local Facilities Loan, General Obligation, First Series ”A“, 5%, 3/15/2027	1,000,000	1,251,924
Maryland State & Local Facilities Loan, Tax-Exempt Refunding, Second Series ”A“, 5%, 8/01/2035	1,000,000	1,315,772
Montgomery County, MD, Consolidated Public Improvement, ”A“, 5%, 11/01/2026 (Prerefunded 11/01/2024)	500,000	583,047
Prince George's County, MD, Consolidated Public Improvement, ”A“, 5%, 9/15/2030 (Prerefunded 9/15/2021)	1,500,000	1,532,718
Prince George's County, MD, Consolidated Public Improvement, ”A“, 5%, 7/15/2033	1,000,000	1,265,413
Prince George's County, MD, General Obligation Consolidated Public Improvement, ”A“, 5%, 7/15/2023	2,500,000	2,773,155
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Puerto Rico Public Buildings Authority Rev., Guaranteed, ”D“, AAC, 5.45%, 7/01/2030	$115,000	$ 118,462
State of Illinois, General Obligation, 5.5%, 5/01/2039	160,000	196,845
Washington Suburban Sanitary District, MD, Consolidated Public Improvement Refunding, 5%, 6/01/2024	1,000,000	1,147,336
		$ 28,561,500
General Obligations - Schools – 0.0%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$20,000	$ 24,148
Healthcare Revenue - Hospitals – 17.0%
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), ”B“, 6%, 12/01/2024	$395,000	$ 441,017
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-1“, 4%, 8/01/2044	5,000	5,548
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2044	10,000	12,125
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2049	5,000	6,017
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A-2“, 4%, 8/01/2044	55,000	61,025
Doylestown, PA, Hospital Rev., ”A“, 4%, 7/01/2045	15,000	15,588
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), ”A“, 5%, 9/01/2030	490,000	605,663
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2036 (w)	750,000	901,961
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), ”A“, 5%, 7/01/2037 (Prerefunded 7/01/2022)	1,000,000	1,059,876
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2034	750,000	859,584
Maryland Health & Higher Educational Facilities Authority Rev. (Frederick Health System), 4%, 7/01/2045	1,000,000	1,127,510
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), ”A“, 5%, 5/15/2026 (Prerefunded 5/15/2021)	250,000	251,349

54

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2028	$750,000	$ 872,820
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2033	400,000	470,038
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 4%, 7/01/2042	1,000,000	1,098,065
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), ”A“, AGM, 5.25%, 8/15/2038	1,155,000	1,545,262
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), ”A“, 5%, 8/15/2041	505,000	550,142
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), ”A“, 5%, 5/15/2042	750,000	897,445
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), ”A“, 5%, 7/01/2032	600,000	701,290
Maryland Health & Higher Educational Facilities Authority Rev. (Meritus Medical Center), 5%, 7/01/2027	500,000	579,901
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Health System), ”A“, 5%, 7/01/2035	500,000	637,340
Maryland Health & Higher Educational Facilities Authority Rev. (Trinity Health Credit Group), ”MD“, 5%, 12/01/2046	1,000,000	1,190,691
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), ”B“, 5%, 7/01/2034	1,000,000	1,198,539
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), ”D“, 4%, 7/01/2048	1,250,000	1,362,246
Maryland Health & Higher Educational Facilities Authority Rev. (Western Maryland Health System), 5.25%, 7/01/2034 (Prerefunded 7/01/2024)	1,000,000	1,154,160
Maryland Industrial Development Authority, Economic Development Rev., RIBS, AGM, 11.382%, 8/26/2022 (p)	300,000	329,458
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 12/01/2040 (Prerefunded 12/01/2021)	1,000,000	1,032,170
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 4%, 4/15/2043	635,000	697,411
		$ 19,664,241
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care – 3.6%
Baltimore County, MD, Rev. (Oak Crest Village, Inc.), 4%, 1/01/2045	$1,000,000	$ 1,100,808
Baltimore County, MD, Rev. (Riderwood Village, Inc.), 4%, 1/01/2038	450,000	499,186
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	500,000	500,253
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), ”A“, 5%, 1/01/2045	500,000	563,459
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2042	350,000	362,670
Washington County, MD, County Commissioners Rev. (Diakon Lutheran Social Ministries Project), ”B“, 5%, 1/01/2032	575,000	695,799
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	400,000	413,764
		$ 4,135,939
Healthcare Revenue - Other – 0.4%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2029	$470,000	$ 470,961
Industrial Revenue - Other – 0.3%
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044 (n)	$295,000	$ 335,243
Industrial Revenue - Paper – 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$ 111,977
Miscellaneous Revenue - Other – 2.4%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	$45,000	$ 45,371
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2040	105,000	113,432
Maryland Economic Development Corp., Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5%, 7/01/2028	90,000	111,250
Maryland Economic Development Corp., Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5%, 7/01/2029	210,000	263,431
Maryland Economic Development Corp., Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 4%, 7/01/2039	1,100,000	1,248,099
Montgomery County, MD, Transportation Fund Lease Authority Rev., ”A“, 5%, 11/01/2036	415,000	481,378

55

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Miscellaneous Revenue - Other – continued
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	$450,000	$ 470,558
		$ 2,733,519
Multi-Family Housing Revenue – 6.5%
Howard County, MD, Housing Commission Rev. (Columbia Commons Apartments), ”A“, 5%, 6/01/2044	$500,000	$ 546,348
Howard County, MD, Housing Commission Rev. (Woodfield Oxford Square Apartments), 5%, 12/01/2037	750,000	874,585
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, FHA, 4%, 7/01/2048	500,000	542,961
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”B“, 3.65%, 7/01/2049	505,000	540,883
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”D“, 3.35%, 7/01/2049	1,765,000	1,877,706
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., ”A-1“, FHA, 3.05%, 7/01/2044	1,000,000	1,054,426
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., ”C“, 5.125%, 7/01/2037	1,000,000	1,007,592
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., “C”, 3.1%, 7/01/2036	1,065,000	1,097,403
		$ 7,541,904
Parking – 1.2%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AAC, 5%, 7/01/2034	$1,385,000	$ 1,396,762
Port Revenue – 1.4%
Maryland Economic Development Corp. Rev. (Terminal Project), ”A“, 5%, 6/01/2044	$500,000	$ 554,824
Maryland Economic Development Corp. Rev. (Terminal Project), ”A“, 5%, 6/01/2049	250,000	276,088
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2031	650,000	753,358
		$ 1,584,270
Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue – 2.2%
Guam Government Business Privilege Tax Rev., ”A“, 5.25%, 1/01/2036	$260,000	$ 268,291
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2026	40,000	47,186
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2027	90,000	108,718
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2028	80,000	98,607
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2029	15,000	18,790
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2030	40,000	50,856
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2036	35,000	43,322
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2037	50,000	62,033
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2038	40,000	45,602
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2040	25,000	28,456
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	21,000	22,760
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	31,000	34,136
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	241,000	257,802
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	75,000	80,229
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	46,000	49,777
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	3,000	2,816
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	36,000	31,539
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	6,000	4,941
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	338,000	258,685
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	332,000	235,661
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	2,229,000	680,224

56

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027 (n)	$120,000	$ 130,403
		$ 2,560,834
Secondary Schools – 0.2%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2039 (n)	$250,000	$ 278,796
Single Family Housing - Local – 0.7%
Montgomery County, MD, Housing Opportunities Commission Program Rev., ”A“, 4%, 7/01/2049	$510,000	$ 569,729
Montgomery County, MD, Housing Opportunities Commission, Single Family Mortgage Rev., ”A“, FHA, 3.85%, 1/01/2042	200,000	214,842
		$ 784,571
Single Family Housing - State – 4.1%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”D-1“, GNMA, 4%, 11/15/2047	$380,000	$ 410,709
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, GNMA, 4%, 7/01/2047	415,000	448,127
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, 3.75%, 9/01/2039	450,000	483,340
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, 4.25%, 9/01/2049	420,000	469,488
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 5%, 3/01/2031	1,150,000	1,453,041
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 3%, 9/01/2039	1,000,000	1,043,792
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	455,000	488,665
		$ 4,797,162
State & Local Agencies – 5.7%
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	$455,000	$ 516,747
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	665,000	651,838
Issuer	Shares/Par	Value ($)

State & Local Agencies – continued
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2041 (Prerefunded 5/01/2026)	$500,000	$ 609,184
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, ”A“, 5%, 5/01/2038	500,000	603,578
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, ”A“, 5%, 5/01/2047 (Prerefunded 5/01/2028)	110,000	140,574
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, ”A“, 5%, 5/01/2047	225,000	267,553
Montgomery County, MD, COP (Master Lease Refunding), ”B“, 4%, 4/01/2021	1,000,000	1,000,000
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	5,000	6,336
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	5,000	5,758
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	20,000	22,967
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	10,000	11,439
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	10,000	11,396
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	15,000	17,040
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	15,000	17,003
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	20,000	22,630
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	10,000	11,281
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”AAA“, 5%, 6/15/2026	100,000	120,080
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”LLL“, 5%, 6/15/2039	230,000	278,757
Prince George's County, MD, COP (Suitland Public Infrastructure), 3%, 10/01/2038	1,000,000	1,066,601
Prince George's County, MD, COP (University of Maryland Capital Region Medical Center), 5%, 10/01/2037	1,000,000	1,250,458
		$ 6,631,220

57

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Student Loan Revenue – 0.1%
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	$45,000	$ 44,453
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3.5%, 12/01/2044	115,000	115,738
		$ 160,191
Tax - Other – 0.3%
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	$110,000	$ 112,548
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, ”B“, AGM, 5%, 10/01/2025	150,000	154,418
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	100,000	115,476
		$ 382,442
Tax Assessment – 4.6%
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), ”A“, 5%, 9/01/2038	$500,000	$ 540,304
Baltimore, MD, Special Obligation Rev. (Harbor Point Project), ”B“, 3.875%, 6/01/2046 (n)	300,000	301,933
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	500,000	589,752
Frederick County, MD, Limited Obligation (Jefferson Technology Park Project), ”B“, 4.625%, 7/01/2043 (n)	250,000	285,918
Frederick County, MD, Limited Obligation (Oakdale-Lake Linganore Project), 3.75%, 7/01/2039	500,000	517,192
Frederick County, MD, Senior Special Obligation (Urbana Community Development Authority), ”A“, 4%, 7/01/2035	500,000	587,899
Frederick County, MD, Senior Special Obligation (Urbana Community Development Authority), ”B“, 4%, 7/01/2040	210,000	231,811
Frederick County, MD, Special Tax Limited Obligation Refunding (Jefferson Technology Park Project), ”A“, 5%, 7/01/2043 (n)	250,000	283,639
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 6.1%, 2/15/2044	230,000	227,187
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.5%, 2/15/2047 (n)	300,000	312,477
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2050 (n)	500,000	538,999
Prince George's County, MD, Special Obligation (National Harbor Project), 5.2%, 7/01/2034	414,000	417,087
Issuer	Shares/Par	Value ($)

Tax Assessment – continued
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048 (n)	$400,000	$ 438,583
		$ 5,272,781
Tobacco – 0.5%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2036	$75,000	$ 93,930
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	1,400,000	211,692
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	215,000	216,969
		$ 522,591
Transportation - Special Tax – 5.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	$510,000	$ 574,107
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	355,000	394,313
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	360,000	396,691
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NPFG, 5.25%, 7/01/2032	200,000	221,826
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NPFG, 5.25%, 7/01/2033	165,000	182,831
Maryland Transportation Authority Facilities Projects Rev., ”A“, 5%, 7/01/2029 (w)	750,000	981,008
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”B-2“, 5%, 5/15/2021	365,000	366,754
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”D-1“, 5%, 9/01/2022	265,000	280,825
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2045	60,000	72,836
New Jersey Transportation Trust Fund Authority, Transportation System, ”A“, 5.25%, 12/15/2021	60,000	62,080
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2037	440,000	532,319
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2038	440,000	531,188
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., ”B“, 5%, 7/01/2042	1,140,000	1,366,020
		$ 5,962,798

58

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – 7.9%
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), ”A“, 5%, 7/01/2034	$500,000	$ 523,357
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), ”A“, 5%, 7/01/2044	500,000	579,015
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), ”A“, 5%, 7/01/2037 (Prerefunded 7/01/2022)	1,500,000	1,590,783
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), 5%, 10/01/2032	500,000	566,581
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), “A”, 5%, 10/01/2049	1,000,000	1,215,621
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art Issue), 5%, 6/01/2033	450,000	510,700
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 10/01/2035	1,000,000	1,001,064
Maryland Health & Higher Educational Facilities Authority Rev. (Stevenson University), “A”, 4%, 6/01/2046	750,000	828,082
Maryland Health & Higher Educational Facilities Authority Rev. (Stevenson University), “A”, 4%, 6/01/2051	250,000	275,172
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2030 (Prerefunded 7/01/2022)	150,000	158,982
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2032 (Prerefunded 7/01/2022)	440,000	466,346
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	30,000	30,398
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	137,025
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	85,000	88,083
University System of Maryland, Auxiliary Facility & Tuition Rev., ”D“, 5%, 10/01/2022	1,000,000	1,072,415
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2035 (n)	$110,000	$ 117,070
		$ 9,160,694
Universities - Dormitories – 3.6%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$660,000	$ 785,260
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	750,000	871,227
Maryland Economic Development Corp., Student Housing Rev. (Bowie State University Project), 4%, 7/01/2040	500,000	552,331
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2050	1,000,000	1,179,745
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2027	500,000	521,554
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2030	300,000	311,556
		$ 4,221,673
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$245,000	$ 251,125
Utilities - Municipal Owned – 0.9%
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	$250,000	$ 226,250
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	10,000	9,075
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	95,000	86,212
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	10,000	9,025
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	100,000	90,500
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	160,000	144,800
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	50,000	44,313
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	45,000	40,725

59

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	$40,000	$ 36,200
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	10,000	9,050
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	125,000	113,125
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2034	10,000	11,064
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	10,000	9,088
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	60,000	53,475
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	65,000	58,987
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	65,000	58,988
		$ 1,091,527
Utilities - Other – 0.4%
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2021	$195,000	$ 198,944
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	100,000	106,811
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2023	140,000	155,608
		$ 461,363
Water & Sewer Utility Revenue – 4.6%
Baltimore, MD, Project Rev. (Mayor and City Council of Baltimore Water Projects), ”A“, 5%, 7/01/2032	$410,000	$ 543,542
Baltimore, MD, Project Rev. (Mayor and City Council of Baltimore Water Projects), ”A“, 5%, 7/01/2033	305,000	402,605
Baltimore, MD, Project Rev. (Mayor and City Council of Baltimore Water Projects), ”A“, 5%, 7/01/2034	600,000	789,072
Baltimore, MD, Refunding Rev. (Mayor and City Council of Baltimore Water Projects), ”B“, 5%, 7/01/2042 (Prerefunded 1/01/2024)	1,320,000	1,490,642
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	20,000	22,786
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	105,000	117,661
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2029	205,000	226,842
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 7/01/2035	$205,000	$ 224,293
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 1/01/2050	130,000	156,243
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NPFG, 5%, 7/01/2032	25,000	28,422
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NPFG, 5%, 7/01/2036	30,000	33,982
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	15,000	17,032
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	35,000	39,658
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	50,000	57,567
Montgomery County, MD, Water Quality Protection Charge Rev., ”A“, 5%, 4/01/2032	1,125,000	1,128,707
		$ 5,279,054
Total Municipal Bonds (Identified Cost, $109,047,498)		$114,379,286
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$165,000	$ 144,096
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	400,000	113,922
Total Bonds (Identified Cost, $277,422)		$ 258,018
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $1,711,689)	1,711,689	$ 1,711,689
Other Assets, Less Liabilities – (0.5)%		(570,197)
Net Assets – 100.0%		$115,778,796
See Portfolio Footnotes and Notes to Financial Statements

60

Portfolio of Investments
3/31/21
MFS Massachusetts Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.4%
Airport Revenue – 6.1%
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2038	$2,000,000	$ 2,478,163
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2040	2,755,000	3,397,333
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2042	3,000,000	3,565,408
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2047	1,500,000	1,775,314
Massachusetts Port Authority Rev., ”B“, 5%, 7/01/2043	3,625,000	4,217,161
Massachusetts Port Authority Rev., ”C“, 5%, 7/01/2044	3,000,000	3,662,929
Massachusetts Port Authority Rev., ”E“, 5%, 7/01/2029	620,000	796,998
Massachusetts Port Authority Rev., ”E“, 5%, 7/01/2030	500,000	651,423
Massachusetts Port Authority Rev., ”E“, 5%, 7/01/2031	1,000,000	1,325,606
Massachusetts Port Authority Rev., ”E“, 5%, 7/01/2032	1,590,000	2,097,771
		$ 23,968,106
General Obligations - General Purpose – 12.2%
Barnstable, MA, General Obligation, 5%, 3/15/2026	$500,000	$ 609,787
Barnstable, MA, General Obligation, 5%, 3/15/2027	665,000	834,735
Barnstable, MA, General Obligation, 5%, 3/15/2029	685,000	900,880
Beverly, MA, General Obligation, 5%, 3/15/2027	1,200,000	1,503,899
Beverly, MA, General Obligation, 5%, 3/15/2028	1,330,000	1,707,480
Beverly, MA, General Obligation, 5%, 3/15/2029	455,000	595,953
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	705,000	689,160
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2025	535,000	604,344
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2026	145,000	167,656
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2027	170,000	200,562
Commonwealth of Massachusetts, ”B“, 5.25%, 8/01/2023	1,000,000	1,116,796
Commonwealth of Massachusetts, ”B“, 5.25%, 8/01/2028	2,225,000	2,914,642
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”D“, 4%, 2/01/2044	2,000,000	2,254,609
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”D“, 4%, 2/01/2046	$2,600,000	$ 2,922,636
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”E“, 5%, 11/01/2032	2,250,000	2,991,334
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”E“, 5%, 11/01/2033	1,740,000	2,299,581
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”E“, 4.5%, 8/01/2042 (Prerefunded 8/01/2021)	5,000,000	5,071,018
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”F“, 5%, 11/01/2042	3,000,000	3,728,318
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”I“, 5%, 12/01/2034	1,000,000	1,224,199
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	3,880,000	3,045,800
Commonwealth of Puerto Rico, Public Improvement, ”A“, AGM, 5%, 7/01/2035	445,000	459,998
Dennis-Yarmouth, MA, Regional School District, 2%, 10/06/2021	5,000,000	5,047,498
Hanover, MA, General Obligation, 1%, 2/24/2022	1,581,783	1,592,835
Longmeadow, MA, General Obligation, 5%, 5/15/2025	810,000	960,013
Massachusetts Turnpike Authority, Metropolitan Highway System Rev., Capital Appreciation, ”A“, NPFG, 0%, 1/01/2029	1,560,000	1,387,911
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-2“, AAC, 10%, 7/01/2035	510,000	535,962
State of Illinois, 5%, 6/01/2021	2,175,000	2,190,245
State of Illinois, General Obligation, 5.5%, 5/01/2039	280,000	344,478
State of Illinois, General Obligation, 5.75%, 5/01/2045	255,000	317,206
		$ 48,219,535
General Obligations - Schools – 0.4%
San Marcos, CA, Unified School District (Election of 2010), Capital Appreciation, ”C“, 0%, 8/01/2038 (Prerefunded 2/15/2024)	$3,375,000	$ 1,565,089
Healthcare Revenue - Hospitals – 12.8%
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), ”B“, 6%, 12/01/2024	$1,385,000	$ 1,546,351

61

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	$235,000	$ 238,416
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041 (Prerefunded 7/01/2021)	345,000	350,118
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), ”A“, 4%, 6/01/2049	1,500,000	1,667,790
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), ”N“, 5%, 7/01/2044	2,000,000	2,232,775
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health), ”K“, 5%, 7/01/2036	635,000	793,678
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health), ”K“, 5%, 7/01/2037	850,000	1,059,010
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health), ”K“, 5%, 7/01/2038	700,000	869,774
Massachusetts Development Finance Agency Rev. (CareGroup), ”I“, 5%, 7/01/2037	1,000,000	1,186,337
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-2“, 5%, 7/01/2036	1,000,000	1,227,519
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-2“, 5%, 7/01/2037	1,000,000	1,224,008
Massachusetts Development Finance Agency Rev. (Children's Hospital), ”P“, 5%, 10/01/2032	1,000,000	1,135,578
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”N“, 5%, 12/01/2041	1,690,000	1,992,288
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2029	100,000	128,953
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2030	100,000	127,559
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2031	125,000	158,736
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2032	175,000	221,320
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2033	150,000	188,953
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2034	400,000	502,444
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), ”F“, 5%, 8/15/2030	$2,000,000	$ 2,344,048
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), ”F“, 5.75%, 7/15/2043	1,000,000	1,061,507
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), ”G“, 5%, 7/15/2046 (n)	1,000,000	1,136,083
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”Q“, 5%, 7/01/2041	1,500,000	1,793,183
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”Q“, 5%, 7/01/2047	1,500,000	1,784,440
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”S“, 4%, 7/01/2041	3,500,000	4,002,027
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”S-4“, 5%, 7/01/2034	700,000	866,129
Massachusetts Development Finance Agency Rev. (South Shore Hospital), ”I“, 5%, 7/01/2041	2,300,000	2,655,729
Massachusetts Development Finance Agency Rev. (Southcoast Health System Obligated Group), ”G“, 5%, 7/01/2034	300,000	387,483
Massachusetts Development Finance Agency Rev. (Southcoast Health System Obligated Group), ”G“, 5%, 7/01/2035	200,000	257,122
Massachusetts Development Finance Agency Rev. (Southcoast Health System Obligated Group), ”G“, 5%, 7/01/2036	200,000	256,107
Massachusetts Development Finance Agency Rev. (Southcoast Health System Obligated Group), ”G“, 5%, 7/01/2037	350,000	446,473
Massachusetts Development Finance Agency Rev. (Southcoast Health System Obligated Group), ”G“, 5%, 7/01/2038	350,000	445,033
Massachusetts Development Finance Agency Rev. (Southcoast Health System Obligated Group), ”G“, 5%, 7/01/2039	350,000	443,665
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”I“, 5%, 7/01/2041	1,850,000	2,185,754
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”K“, 5%, 7/01/2038	2,000,000	2,383,893
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”L“, 5%, 7/01/2044	1,000,000	1,199,867
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 4%, 7/01/2044	2,080,000	2,304,626
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 5%, 7/01/2044	2,000,000	2,395,075

62

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”C“, AGM, 5%, 10/01/2034	$450,000	$ 572,535
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”C“, AGM, 4%, 10/01/2045	2,500,000	2,834,640
Massachusetts Development Finance Agency Rev., ”J-2“, 5%, 7/01/2048	1,610,000	1,920,646
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	120,000	120,473
		$ 50,648,145
Healthcare Revenue - Long Term Care – 1.4%
Massachusetts Development Finance Agency First Mortgage Rev. (Berkshire Retirement Community), 5%, 7/01/2031	$1,000,000	$ 1,137,963
Massachusetts Development Finance Agency Rev. (Adventcare), ”A“, 6.75%, 10/15/2037 (a)(d)	500,000	225,000
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 4%, 12/01/2042	485,000	515,340
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5%, 12/01/2042	525,000	591,969
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, ”B“, 0%, 11/15/2056	78,679	13,621
Massachusetts Development Finance Agency Rev. (Loomis Community), ETM, 6%, 1/01/2033 (Prerefunded 7/01/2023)	250,000	281,712
Massachusetts Development Finance Agency Rev. (Loomis Community), Unrefunded Balance, 6%, 1/01/2033	250,000	268,020
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037 (n)	1,250,000	1,371,730
Massachusetts Development Finance Agency Rev. (North Hill Communities), ”A“, 6.5%, 11/15/2043 (Prerefunded 11/15/2023) (n)	1,000,000	1,162,273
		$ 5,567,628
Industrial Revenue - Other – 0.4%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	$500,000	$ 510,958
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 4.5%, 5/01/2032 (n)	420,000	466,769
Issuer	Shares/Par	Value ($)

Industrial Revenue - Other – continued
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), ”A“, 5.25%, 5/01/2044 (n)	$575,000	$ 653,440
		$ 1,631,167
Miscellaneous Revenue - Other – 2.9%
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2037	$1,000,000	$ 1,224,848
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2038	1,000,000	1,221,925
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2043	1,000,000	1,208,535
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2038	1,000,000	1,218,597
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2039	2,000,000	2,430,953
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), ”A“, 5.125%, 7/01/2041 (Prerefunded 7/01/2021)	3,000,000	3,035,340
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,095,000	1,139,170
		$ 11,479,368
Multi-Family Housing Revenue – 3.5%
Boston, MA, Housing Authority Capital Program Rev., ”B“, 5%, 4/01/2028	$1,000,000	$ 1,262,644
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), ”I-A“, LOC, 5%, 12/15/2024	965,000	968,317
Massachusetts Development Finance Agency Rev. (Morville House Apartments), ”A“, LOC, 4.95%, 12/15/2023	1,995,000	2,002,918
Massachusetts Housing Finance Agency Rev., ”A“, FHA, 5.25%, 12/01/2035	705,000	709,906
Massachusetts Housing Finance Agency Rev., ”C“, 5.35%, 12/01/2049	1,035,000	1,036,168
Massachusetts Housing Finance Agency, ”A“, 3.7%, 12/01/2038	1,000,000	1,085,102
Massachusetts Housing Finance Agency, ”A“, 3.8%, 12/01/2043	1,000,000	1,074,976
Massachusetts Housing Finance Agency, “C-1”, 2.9%, 12/01/2039	1,000,000	1,052,951
Massachusetts Housing Finance Agency, “C-1”, 3.1%, 12/01/2044	2,000,000	2,094,015
Massachusetts Housing Finance Agency, Multi-Family Housing, ”A“, FHA, 4.75%, 12/01/2030	1,425,000	1,433,126

63

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Multi-Family Housing Revenue – continued
Massachusetts Housing Finance Agency, Multi-Family Housing, ”A“, FHA, 4.875%, 12/01/2032	$1,190,000	$ 1,196,983
		$ 13,917,106
Parking – 0.8%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/2036	$3,000,000	$ 3,029,907
Port Revenue – 0.8%
Martha's Vineyard, MA, Woods Hole Steamship Authority, ”A“, 4%, 3/01/2028	$2,660,000	$ 2,995,815
Sales & Excise Tax Revenue – 6.7%
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2026	$140,000	$ 165,151
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2027	310,000	374,473
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2028	275,000	338,961
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2029	60,000	75,159
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2030	140,000	177,997
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2036	125,000	154,721
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 5%, 1/01/2037	175,000	217,115
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2038	80,000	91,204
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2039	55,000	62,519
Illinois Sales Tax Securitization Corp., Second Lien, ”A“, 4%, 1/01/2040	85,000	96,750
Massachusetts Bay Transportation Authority, Sales Tax Rev., 4%, 12/01/2021	500,000	512,775
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A“, 5%, 7/01/2024	1,590,000	1,829,184
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A-1“, 5.25%, 7/01/2029	1,850,000	2,463,422
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A-1“, 5.25%, 7/01/2031	2,000,000	2,755,338
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A-2“, VRDN, 0.04%, 7/01/2026	2,280,000	2,280,000
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., ”A“, 5%, 2/15/2044	4,000,000	4,925,806
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., ”B“, 4%, 11/15/2046	3,000,000	3,342,084
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	73,000	79,118
Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	$215,000	$ 236,754
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	671,000	717,782
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	256,000	273,848
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	5,000	5,361
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	101,000	109,293
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	12,000	11,263
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	117,000	102,501
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	22,000	18,119
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	1,059,000	810,495
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	1,011,000	717,632
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	9,313,000	2,842,048
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027 (n)	410,000	445,545
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	140,000	145,413
		$ 26,377,831
Secondary Schools – 1.9%
District of Columbia Rev. (Rocketship D.C.), ”A“, 5%, 6/01/2056 (n)	$290,000	$ 317,925
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2039	1,000,000	1,094,487
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2054	1,000,000	1,079,504
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2030	500,000	572,319
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2031	1,015,000	1,159,603

64

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Secondary Schools – continued
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), ”B“, 5%, 7/01/2037	$1,000,000	$ 1,125,828
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2033	2,000,000	2,178,456
		$ 7,528,122
Single Family Housing - Local – 0.5%
Montgomery County, MD, Housing Opportunities Commission Program Rev., ”A“, 4%, 7/01/2049	$1,715,000	$ 1,915,854
Single Family Housing - State – 4.2%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”C-1“, 4%, 11/15/2047	$1,130,000	$ 1,219,930
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, 4.25%, 9/01/2049	1,435,000	1,604,084
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”186“, 4%, 6/01/2039 (n)	1,210,000	1,288,848
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”206“, 3.3%, 6/01/2034	365,000	388,468
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”206“, 3.45%, 12/01/2036	485,000	517,533
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”215“, GNMA, 4%, 12/01/2050	3,280,000	3,699,824
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 5%, 6/01/2026	120,000	145,315
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 5%, 12/01/2026	100,000	122,716
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 5%, 6/01/2027	110,000	136,372
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 5%, 12/01/2027	100,000	125,449
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 5%, 6/01/2028	100,000	126,378
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 5%, 12/01/2028	100,000	127,168
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 5%, 6/01/2029	100,000	127,922
Issuer	Shares/Par	Value ($)

Single Family Housing - State – continued
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 1.35%, 12/01/2029	$400,000	$ 395,101
Massachusetts Housing Finance Agency, Single Family Housing Rev., “214”, GNMA, 2.95%, 12/01/2044	3,000,000	3,093,774
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	1,535,000	1,648,574
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 4.25%, 1/01/2050	1,520,000	1,687,489
		$ 16,454,945
State & Local Agencies – 3.9%
Colorado State University Board of Governors, System Enterprise Refunding Rev., ”E“, 4%, 3/01/2043	$1,245,000	$ 1,413,955
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	75,000	92,287
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	60,000	73,484
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	30,000	36,606
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,400,000	1,372,290
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, ”A“, 5%, 5/01/2047 (Prerefunded 5/01/2028)	350,000	447,281
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, ”A“, 5%, 5/01/2047	665,000	790,769
Massachusetts College Building Authority Project Rev., ”A“, 5%, 5/01/2031 (Prerefunded 5/01/2023)	275,000	302,464
Massachusetts College Building Authority Project Rev., ”A“, 5%, 5/01/2032 (Prerefunded 5/01/2023)	760,000	835,900
Massachusetts College Building Authority Project Rev., Capital Appreciation, ”A“, SYNCORA, 0%, 5/01/2022	8,310,000	8,274,423
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	45,000	53,452
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	25,000	31,680
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	15,000	18,883

65

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	$65,000	$ 74,860
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	55,000	63,158
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	40,000	45,756
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	35,000	39,885
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	55,000	62,479
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	45,000	51,009
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	55,000	62,234
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	35,000	39,482
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”AAA“, 5%, 6/15/2026	345,000	414,277
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”LLL“, 5%, 6/15/2039	765,000	927,169
		$ 15,523,783
Student Loan Revenue – 3.8%
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 5%, 7/01/2029	$1,400,000	$ 1,748,877
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 5%, 7/01/2030	1,300,000	1,639,914
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 4.125%, 7/01/2046	2,000,000	2,085,066
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 3.75%, 7/01/2047	4,000,000	4,079,782
Massachusetts Educational Financing Authority, Education Loan Rev., ”I“, 6%, 1/01/2028	105,000	106,288
Massachusetts Educational Financing Authority, Education Loan Rev., ”I-A“, 5.5%, 1/01/2022	3,000,000	3,006,507
Massachusetts Educational Financing Authority, Education Loan Rev., ”I-A“, 5.15%, 1/01/2026	125,000	125,537
Issuer	Shares/Par	Value ($)

Student Loan Revenue – continued
Massachusetts Educational Financing Authority, Education Loan Rev., ”I-A“, 5.2%, 1/01/2027	$60,000	$ 60,258
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 5.625%, 7/01/2029	560,000	566,112
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 3.5%, 7/01/2033	575,000	585,741
Massachusetts Educational Financing Authority, Education Loan Rev., ”K“, 4.5%, 7/01/2024	545,000	570,796
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	280,000	277,278
		$ 14,852,156
Tax - Other – 1.1%
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2035	$225,000	$ 255,196
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2036	120,000	135,779
Guam Government Ltd. Obligation Rev., ”A“, 5%, 12/01/2046	370,000	411,851
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	210,000	265,274
Massachusetts Special Obligation Dedicated Tax Rev., NPFG, 5.5%, 1/01/2023	1,585,000	1,725,216
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	305,000	312,065
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2026	995,000	1,094,270
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	225,000	259,821
		$ 4,459,472
Tax Assessment – 0.0%
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	$25,000	$ 28,800
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	35,000	41,283
		$ 70,083
Tobacco – 0.6%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2036	$250,000	$ 313,101

66

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tobacco – continued
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	$4,885,000	$ 738,655
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,335,000	1,347,225
		$ 2,398,981
Toll Roads – 1.3%
Massachusetts Department of Transportation, Metropolitan Highway System Refunding Rev., Subordinated Contract Assistance, 5%, 1/01/2037	$1,000,000	$ 1,257,617
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “C”, 5%, 1/01/2035	3,000,000	3,795,769
		$ 5,053,386
Transportation - Special Tax – 5.0%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), ”A“, 5%, 6/01/2036	$2,850,000	$ 3,412,219
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), ”A“, 5%, 6/01/2042	3,000,000	3,711,147
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”A“, NPFG, 4.75%, 7/01/2038	465,000	470,364
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”AA-1“, AGM, 4.95%, 7/01/2026	275,000	280,709
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	280,000	289,074
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	1,765,000	1,986,860
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.5%, 7/01/2029	520,000	577,586
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	1,055,000	1,162,526
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NPFG, 5.25%, 7/01/2033	300,000	332,419
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, ”A“, NPFG, 5%, 7/01/2038	45,000	46,146
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”B-1“, 5%, 7/01/2033	3,000,000	3,920,523
Issuer	Shares/Par	Value ($)

Transportation - Special Tax – continued
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”B-2“, 5%, 5/15/2021	$1,225,000	$ 1,230,885
Metropolitan Transportation Authority Rev., NY, Anticipation Note, ”D-1“, 5%, 9/01/2022	890,000	943,149
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2045	210,000	254,928
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	420,000	501,941
New Jersey Transportation Trust Fund Authority, Transportation System, ”A“, 5%, 12/15/2039	225,000	272,413
New Jersey Transportation Trust Fund Authority, Transportation System, ”BB“, 5%, 6/15/2044	220,000	261,630
		$ 19,654,519
Universities - Colleges – 20.2%
Massachusetts Development Finance Agency Refunding Rev. (Brandeis University), ”S-1“, 5%, 10/01/2038	$605,000	$ 743,074
Massachusetts Development Finance Agency Refunding Rev. (Brandeis University), ”S-1“, 5%, 10/01/2040	2,665,000	3,257,980
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	970,000	1,192,101
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2036	850,000	1,003,105
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2037	625,000	763,146
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2038	340,000	413,749
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 4%, 7/01/2039	3,055,000	3,334,034
Massachusetts Development Finance Agency Rev. (Bentley University), 5%, 7/01/2040	1,500,000	1,745,784
Massachusetts Development Finance Agency Rev. (Brandeis University), ”R“, 5%, 10/01/2038	835,000	1,020,987
Massachusetts Development Finance Agency Rev. (Brandeis University), ”S-1“, 5%, 10/01/2039	2,660,000	3,259,445
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2043	725,000	847,083
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2048	250,000	290,310
Massachusetts Development Finance Agency Rev. (Emerson College), ”A“, 5.25%, 1/01/2042	2,000,000	2,323,001

67

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Massachusetts Development Finance Agency Rev. (Emmanuel College), ”A“, 5%, 10/01/2043	$2,000,000	$ 2,274,390
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	1,375,000	1,470,046
Massachusetts Development Finance Agency Rev. (Harvard University), ”A“, 5%, 10/15/2029	3,000,000	3,982,669
Massachusetts Development Finance Agency Rev. (Lesley University), ”A“, 5%, 7/01/2044	2,250,000	2,674,029
Massachusetts Development Finance Agency Rev. (Merrimack College), 5%, 7/01/2047	1,000,000	1,133,037
Massachusetts Development Finance Agency Rev. (Northeastern University), ”A“, 5%, 10/01/2031	2,330,000	3,079,523
Massachusetts Development Finance Agency Rev. (Northeastern University), ”A“, 5%, 10/01/2033	900,000	1,177,254
Massachusetts Development Finance Agency Rev. (Northeastern University), ”A“, 5%, 10/01/2034	500,000	651,833
Massachusetts Development Finance Agency Rev. (Northeastern University), ”A“, 5%, 10/01/2035	1,555,000	2,020,900
Massachusetts Development Finance Agency Rev. (Simmons University), ”L“, 5%, 10/01/2035	2,000,000	2,415,937
Massachusetts Development Finance Agency Rev. (Simmons Unversity), ”H“, SYNCORA, 5.25%, 10/01/2026	2,250,000	2,582,982
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	2,000,000	2,261,649
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2031	1,110,000	1,265,945
Massachusetts Development Finance Agency Rev. (Western New England University), AGM, 5%, 9/01/2038	2,550,000	3,073,449
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2038	865,000	1,064,595
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2039	950,000	1,166,295
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2047	1,395,000	1,652,712
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 4%, 9/01/2049	3,000,000	3,082,702
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/2027	1,735,000	2,226,564
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), ”I-1“, 5.2%, 1/01/2028	$1,000,000	$ 1,293,848
Massachusetts Health & Educational Facilities Authority Rev. (Williams College), ”I“, 0.7%, 7/01/2033 (Put Date 7/01/2025) (w)	3,000,000	3,004,344
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	295,000	300,769
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	310,000	314,067
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	110,000	111,458
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	370,000	375,550
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	75,000	75,493
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	90,000	91,350
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	470,000	537,519
University of Massachusetts Building Authority Project Senior Rev., ”1“, 5%, 11/01/2037	1,000,000	1,276,775
University of Massachusetts Building Authority Project Senior Rev., ”1“, 5%, 11/01/2039 (Prerefunded 11/01/2022)	3,000,000	3,229,885
University of Massachusetts Building Authority Project Senior Rev., ”1“, 5%, 11/01/2040	2,500,000	2,936,177
University of Massachusetts Building Authority Senior Refunding Rev., ”2019-1“, 5%, 5/01/2039	3,000,000	3,769,816
University of Massachusetts Building Authority Senior Refunding Rev., ”2021-1“, 5%, 11/01/2029	2,250,000	2,976,507
		$ 79,743,868

68

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$850,000	$ 871,250
Utilities - Municipal Owned – 1.1%
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2039	$200,000	$ 221,827
Guam Power Authority Rev., ”A“, AGM, 5%, 10/01/2044	235,000	259,585
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	800,000	724,000
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	125,000	113,125
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	65,000	58,988
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	30,000	27,225
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	300,000	272,250
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	35,000	31,588
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	315,000	285,075
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	510,000	461,550
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	190,000	168,387
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	150,000	135,750
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	135,000	122,175
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	25,000	22,625
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	415,000	375,575
Puerto Rico Electric Power Authority Rev., ”V“, NPFG, 5.25%, 7/01/2033	160,000	177,290
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2029	220,000	243,789
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2034	35,000	38,725
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	30,000	27,263
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	65,000	58,987
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	195,000	173,794
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	220,000	199,650
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	75,000	68,062
Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	$230,000	$ 208,725
		$ 4,476,010
Utilities - Other – 0.2%
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2021	$405,000	$ 413,191
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	210,000	224,303
		$ 637,494
Water & Sewer Utility Revenue – 6.4%
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 1/01/2050	$455,000	$ 546,850
Massachusetts Clean Water Trust, State Revolving Fund, 5%, 8/01/2038	1,255,000	1,592,930
Massachusetts Clean Water Trust, State Revolving Fund, 5%, 8/01/2039	545,000	689,992
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2027	1,280,000	1,638,711
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2033	2,000,000	2,856,071
Massachusetts Water Pollution Abatement Trust (MWRA Program), ”A“, 5%, 8/01/2032	75,000	75,253
Massachusetts Water Resources Authority, General Refunding Rev. (Green Bonds), ”C“, 4%, 8/01/2040	2,910,000	3,261,908
Massachusetts Water Resources Authority, General Rev., ”B“, 5%, 8/01/2040	4,000,000	5,169,765
Massachusetts Water Resources Authority, General Rev., ”B“, AGM, 5.25%, 8/01/2029	595,000	796,427
Massachusetts Water Resources Authority, General Rev., ”B“, AGM, 5.25%, 8/01/2031	1,625,000	2,263,400
Massachusetts Water Resources Authority, Multi-Modal Subordinated General Rev., ”C-2“, VRDN, 0.07%, 11/01/2026	6,470,000	6,470,000
		$ 25,361,307
Total Municipal Bonds (Identified Cost, $365,976,157)		$388,400,927
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$581,000	$ 507,394
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	1,200,000	341,764
Total Bonds (Identified Cost, $909,084)		$ 849,158

69

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $2,485,220)	2,485,262	$ 2,485,262
Other Assets, Less Liabilities – 0.8%		3,187,631
Net Assets – 100.0%		$394,922,978
Portfolio Footnotes:
(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:
	Affiliated Issuers	Unaffiliated Issuers
Alabama Fund	$1,877,374	$ 92,851,385
Arkansas Fund	1,447,457	169,883,854
California Fund	2,970,539	622,602,195
Georgia Fund	4,694,126	137,660,288
Maryland Fund	1,711,689	114,637,304
Massachusetts Fund	2,485,262	389,250,085
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities and percentage of net assets for each fund is as follows:
	Value	Percent of net assets
Alabama Fund	$ 1,830,963	1.9%
Arkansas Fund	1,959,492	1.1%
California Fund	50,565,513	8.2%
Georgia Fund	2,303,530	1.6%
Maryland Fund	3,281,079	2.8%
Massachusetts Fund	8,348,142	2.1%
(p)	Primary market inverse floater.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
NPFG	National Public Finance Guarantee Corp.
RIBS	Residual Interest Bonds
SYNCORA	Syncora Guarantee Inc.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.
See Notes to Financial Statements

70

Financial Statements
Statements of Assets and Liabilities
At 3/31/21
These statements represent each fund's balance sheet, which details the assets and liabilities comprising the total value of each fund.
	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $88,180,961, $160,594,535, and $583,765,339, respectively)	$92,851,385	$169,883,854	$622,602,195
Investments in affiliated issuers, at value (identified cost, $1,877,346, $1,447,457, and $2,970,527, respectively)	1,877,374	1,447,457	2,970,539
Receivables for
Fund shares sold	215,897	79,099	488,362
Interest	997,377	2,019,794	6,393,572
Receivable from investment adviser	6,231	—	—
Other assets	470	744	1,889
Total assets	$95,948,734	$173,430,948	$632,456,557
Liabilities
Payables for
Distributions	$18,896	$19,078	$162,698
Fund shares reacquired	37,332	351,804	904,237
When-issued investments purchased	642,817	—	14,503,517
Payable to affiliates
Investment adviser	—	4,157	14,827
Administrative services fee	128	184	499
Shareholder servicing costs	22,019	48,234	171,224
Distribution and service fees	842	761	3,374
Payable for independent Trustees' compensation	1	10	4,918
Accrued expenses and other liabilities	68,000	69,797	89,134
Total liabilities	$790,035	$494,025	$15,854,428
Net assets	$95,158,699	$172,936,923	$616,602,129
Net assets consist of
Paid-in capital	$91,649,517	$168,903,460	$582,732,362
Total distributable earnings (loss)	3,509,182	4,033,463	33,869,767
Net assets	$95,158,699	$172,936,923	$616,602,129
71

Statements of Assets and Liabilities – continued
	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$61,256,757	$133,753,643	$396,643,033
Class B	64,253	609,938	627,039
Class C	—	—	21,409,762
Class I	29,971,143	34,602,834	157,365,922
Class R6	3,866,546	3,970,508	40,556,373
Total net assets	$95,158,699	$172,936,923	$616,602,129
Shares of beneficial interest outstanding
Class A	5,854,588	13,287,806	63,540,308
Class B	6,139	60,539	100,411
Class C	—	—	3,418,477
Class I	3,005,664	3,463,278	15,486,072
Class R6	387,743	397,310	3,993,600
Total shares of beneficial interest outstanding	9,254,134	17,208,933	86,538,868
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$10.46	$10.07	$6.24
Offering price per share (100 / 95.75 x net asset value per share)	$10.92	$10.52	$6.52
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$10.47	$10.08	$6.24
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$—	$—	$6.26
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$9.97	$9.99	$10.16
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$9.97	$9.99	$10.16
On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See Notes to Financial Statements
72

Statements of Assets and Liabilities – continued
At 3/31/21	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $131,082,472, $109,324,920, and $366,885,241, respectively)	$137,660,288	$114,637,304	$389,250,085
Investments in affiliated issuers, at value (identified cost, $4,694,126, $1,711,689, and $2,485,220, respectively)	4,694,126	1,711,689	2,485,262
Cash	—	3,267	—
Receivables for
Investments sold	35,000	80,000	2,457,663
Fund shares sold	274,598	306,089	222,562
Interest	1,356,172	1,155,433	4,001,871
Receivable from investment adviser	—	12,932	—
Other assets	621	564	1,294
Total assets	$144,020,805	$117,907,278	$398,418,737
Liabilities
Payables for
Distributions	$16,255	$41,634	$100,289
Fund shares reacquired	107,061	105,141	177,970
When-issued investments purchased	2,421,670	1,882,185	3,000,000
Payable to affiliates
Investment adviser	1,295	—	10,247
Administrative services fee	161	143	341
Shareholder servicing costs	22,156	26,934	121,413
Distribution and service fees	1,485	1,108	2,909
Payable for independent Trustees' compensation	4	2,947	2,943
Accrued expenses and other liabilities	71,579	68,390	79,647
Total liabilities	$2,641,666	$2,128,482	$3,495,759
Net assets	$141,379,139	$115,778,796	$394,922,978
Net assets consist of
Paid-in capital	$136,735,246	$112,658,897	$379,218,534
Total distributable earnings (loss)	4,643,893	3,119,899	15,704,444
Net assets	$141,379,139	$115,778,796	$394,922,978
73

Statements of Assets and Liabilities – continued
	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$108,345,525	$82,725,316	$216,177,448
Class B	65,837	655,991	470,390
Class I	15,011,710	26,242,928	168,647,454
Class R6	17,956,067	6,154,561	9,627,686
Total net assets	$141,379,139	$115,778,796	$394,922,978
Shares of beneficial interest outstanding
Class A	9,798,836	7,492,795	19,130,954
Class B	5,933	59,446	41,557
Class I	1,497,377	2,634,880	17,052,251
Class R6	1,790,105	617,858	972,865
Total shares of beneficial interest outstanding	13,092,251	10,804,979	37,197,627
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$11.06	$11.04	$11.30
Offering price per share (100 / 95.75 x net asset value per share)	$11.55	$11.53	$11.80
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$11.10	$11.04	$11.32
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$10.03	$9.96	$9.89
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$10.03	$9.96	$9.90
On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.
See Notes to Financial Statements
74

Financial Statements
Statements of Operations
Year ended 3/31/21
These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.
	Alabama Fund	Arkansas Fund	California Fund
Net investment income (loss)
Interest	$2,549,042	$5,285,897	$18,882,247
Dividends from affiliated issuers	4,714	4,338	14,714
Other	—	34	—
Total investment income	$2,553,756	$5,290,269	$18,896,961
Expenses
Management fee	$386,910	$738,789	$2,668,377
Distribution and service fees	142,818	332,230	1,211,229
Shareholder servicing costs	65,078	123,260	447,305
Administrative services fee	22,151	32,333	88,038
Independent Trustees' compensation	2,639	4,229	13,944
Custodian fee	20,339	24,805	72,602
Shareholder communications	7,888	10,597	19,077
Audit and tax fees	57,203	57,223	57,327
Legal fees	7,556	3,689	15,573
Registration fees	57,256	59,017	80,461
Miscellaneous	29,054	30,179	38,393
Total expenses	$798,892	$1,416,351	$4,712,326
Fees paid indirectly	(25)	(32)	(534)
Reduction of expenses by investment adviser and distributor	(98,375)	(213,773)	(648,668)
Net expenses	$700,492	$1,202,546	$4,063,124
Net investment income (loss)	$1,853,264	$4,087,723	$14,833,837
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$27,245	$324,397	$908,876
Affiliated issuers	(454)	(165)	(1,254)
Futures contracts	(27,647)	—	(502,708)
Net realized gain (loss)	$(856)	$324,232	$404,914
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,045,914	$4,739,218	$25,514,826
Affiliated issuers	43	65	(560)
Futures contracts	156,454	—	601,747
Net unrealized gain (loss)	$2,202,411	$4,739,283	$26,116,013
Net realized and unrealized gain (loss)	$2,201,555	$5,063,515	$26,520,927
Change in net assets from operations	$4,054,819	$9,151,238	$41,354,764
See Notes to Financial Statements
75

Statements of Operations – continued
Year ended 3/31/21	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income (loss)
Interest	$3,706,676	$3,545,526	$12,159,500
Dividends from affiliated issuers	5,810	3,503	14,761
Total investment income	$3,712,486	$3,549,029	$12,174,261
Expenses
Management fee	$590,093	$492,778	$1,700,659
Distribution and service fees	260,129	214,022	552,417
Shareholder servicing costs	61,003	83,096	305,107
Administrative services fee	28,015	25,231	60,093
Independent Trustees' compensation	4,128	4,289	8,530
Custodian fee	28,595	23,812	45,784
Shareholder communications	8,903	8,916	15,862
Audit and tax fees	57,213	57,210	57,275
Legal fees	10,363	11,043	23,001
Registration fees	58,630	60,557	59,176
Miscellaneous	30,341	29,928	33,722
Total expenses	$1,137,413	$1,010,882	$2,861,626
Fees paid indirectly	(37)	(14)	(17)
Reduction of expenses by investment adviser and distributor	(35,541)	(165,800)	(55,368)
Net expenses	$1,101,835	$845,068	$2,806,241
Net investment income (loss)	$2,610,651	$2,703,961	$9,368,020
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$362,017	$649,545	$1,448,797
Affiliated issuers	(738)	(472)	(951)
Futures contracts	(20,068)	(55,434)	(200,728)
Net realized gain (loss)	$341,211	$593,639	$1,247,118
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$3,692,402	$3,296,475	$11,371,058
Affiliated issuers	183	148	(231)
Futures contracts	168,489	228,664	481,397
Net unrealized gain (loss)	$3,861,074	$3,525,287	$11,852,224
Net realized and unrealized gain (loss)	$4,202,285	$4,118,926	$13,099,342
Change in net assets from operations	$6,812,936	$6,822,887	$22,467,362
See Notes to Financial Statements
76

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended 3/31/21	Alabama Fund	Arkansas Fund	California Fund
Change in net assets
From operations
Net investment income (loss)	$1,853,264	$4,087,723	$14,833,837
Net realized gain (loss)	(856)	324,232	404,914
Net unrealized gain (loss)	2,202,411	4,739,283	26,116,013
Change in net assets from operations	$4,054,819	$9,151,238	$41,354,764
Total distributions to shareholders	$(1,850,090)	$(4,066,917)	$(15,216,613)
Change in net assets from fund share transactions	$14,561,263	$11,671,244	$31,627,332
Total change in net assets	$16,765,992	$16,755,565	$57,765,483
Net assets
At beginning of period	78,392,707	156,181,358	558,836,646
At end of period	$95,158,699	$172,936,923	$616,602,129
Year ended 3/31/21	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets
From operations
Net investment income (loss)	$2,610,651	$2,703,961	$9,368,020
Net realized gain (loss)	341,211	593,639	1,247,118
Net unrealized gain (loss)	3,861,074	3,525,287	11,852,224
Change in net assets from operations	$6,812,936	$6,822,887	$22,467,362
Total distributions to shareholders	$(2,591,351)	$(2,715,439)	$(9,339,543)
Change in net assets from fund share transactions	$21,176,870	$5,802,071	$22,731,107
Total change in net assets	$25,398,455	$9,909,519	$35,858,926
Net assets
At beginning of period	115,980,684	105,869,277	359,064,052
At end of period	$141,379,139	$115,778,796	$394,922,978
See Notes to Financial Statements
77

Statements of Changes in Net Assets – continued
Year ended 3/31/20	Alabama Fund	Arkansas Fund	California Fund
Change in net assets
From operations
Net investment income (loss)	$1,986,357	$4,355,322	$15,218,983
Net realized gain (loss)	(179,628)	153,607	(1,474,076)
Net unrealized gain (loss)	23,365	(1,176,525)	(9,618,323)
Change in net assets from operations	$1,830,094	$3,332,404	$4,126,584
Total distributions to shareholders	$(1,981,863)	$(4,341,088)	$(14,951,745)
Change in net assets from fund share transactions	$14,281,691	$5,285,713	$153,438,096
Total change in net assets	$14,129,922	$4,277,029	$142,612,935
Net assets
At beginning of period	64,262,785	151,904,329	416,223,711
At end of period	$78,392,707	$156,181,358	$558,836,646
Year ended 3/31/20	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets
From operations
Net investment income (loss)	$2,691,910	$2,918,905	$10,121,738
Net realized gain (loss)	(836,345)	(285,767)	(4,109,644)
Net unrealized gain (loss)	(269,162)	(1,556,583)	(3,491,049)
Change in net assets from operations	$1,586,403	$1,076,555	$2,521,045
Total distributions to shareholders	$(2,708,728)	$(2,932,004)	$(9,982,094)
Change in net assets from fund share transactions	$31,043,555	$18,146,839	$85,452,067
Total change in net assets	$29,921,230	$16,291,390	$77,991,018
Net assets
At beginning of period	86,059,454	89,577,887	281,073,034
At end of period	$115,980,684	$105,869,277	$359,064,052
See Notes to Financial Statements
78

Financial Statements
Financial Highlights
MFS ALABAMA MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.18	$10.15	$10.02	$10.12	$10.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.27	$0.36	$0.34	$0.37(c)
Net realized and unrealized gain (loss)	0.28	0.02	0.09	(0.10)	(0.37)
Total from investment operations	$0.50	$0.29	$0.45	$0.24	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.26)	$(0.32)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$10.46	$10.18	$10.15	$10.02	$10.12
Total return (%) (r)(s)(t)(x)	4.91	2.89	4.63	2.35	(0.07)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.04	1.09	1.10	1.07(c)
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.89(c)
Net investment income (loss)	2.07	2.56	3.60	3.37	3.61(c)
Portfolio turnover	25	30	19	17	15
Net assets at end of period (000 omitted)	$61,257	$53,321	$51,280	$50,914	$53,883
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.18	$10.15	$10.02	$10.12	$10.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.19	$0.28	$0.27	$0.30(c)
Net realized and unrealized gain (loss)	0.28	0.03	0.10	(0.11)	(0.38)
Total from investment operations	$0.43	$0.22	$0.38	$0.16	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.19)	$(0.25)	$(0.26)	$(0.29)
Net asset value, end of period (x)	$10.47	$10.18	$10.15	$10.02	$10.12
Total return (%) (r)(s)(t)(x)	4.24	2.13	3.85	1.59	(0.81)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.80	1.84	1.84	1.82(c)
Expenses after expense reductions (f)	1.65	1.65	1.65	1.65	1.65(c)
Net investment income (loss)	1.44	1.86	2.85	2.63	2.86(c)
Portfolio turnover	25	30	19	17	15
Net assets at end of period (000 omitted)	$64	$176	$250	$303	$467
See Notes to Financial Statements
79

Financial Highlights − continued
MFS ALABAMA MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.70	$9.67	$9.55	$9.65	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.27	$0.37	$0.35	$0.38(c)
Net realized and unrealized gain (loss)	0.27	0.04	0.08	(0.11)	(0.36)
Total from investment operations	$0.50	$0.31	$0.45	$0.24	$0.02
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.28)	$(0.33)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$9.97	$9.70	$9.67	$9.55	$9.65
Total return (%) (r)(s)(t)(x)	5.21	3.15	4.83	2.55	0.21(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.79	0.84	0.85	0.86(c)
Expenses after expense reductions (f)	0.65	0.65	0.65	0.65	0.64(c)
Net investment income (loss)	2.31	2.77	3.85	3.62	3.84(c)
Portfolio turnover	25	30	19	17	15
Net assets at end of period (000 omitted)	$29,971	$22,796	$11,490	$6,898	$5,876
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.70	$9.67	$9.55	$9.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.28	$0.37	$0.24
Net realized and unrealized gain (loss)	0.28	0.03	0.09	(0.22)
Total from investment operations	$0.51	$0.31	$0.46	$0.02
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.34)	$(0.23)
Net asset value, end of period (x)	$9.97	$9.70	$9.67	$9.55
Total return (%) (r)(s)(t)(x)	5.28	3.23	4.92	0.25(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.71	0.77	0.84(a)
Expenses after expense reductions (f)	0.58	0.57	0.58	0.58(a)
Net investment income (loss)	2.35	2.85	3.92	3.70(a)
Portfolio turnover	25	30	19	17
Net assets at end of period (000 omitted)	$3,867	$2,100	$1,242	$1,274

See Notes to Financial Statements
80

Financial Highlights − continued
MFS ALABAMA MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
81

Financial Highlights − continued
MFS ARKANSAS MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.75	$9.80	$9.64	$9.73	$10.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.27	$0.33	$0.30	$0.33(c)
Net realized and unrealized gain (loss)	0.32	(0.05)	0.12	(0.09)	(0.35)
Total from investment operations	$0.57	$0.22	$0.45	$0.21	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)	$(0.29)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$10.07	$9.75	$9.80	$9.64	$9.73
Total return (%) (r)(s)(t)(x)	5.85	2.27	4.74	2.12	(0.25)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.93	0.92	0.92(c)
Expenses after expense reductions (f)	0.75	0.76	0.77	0.77	0.76(c)
Net investment income (loss)	2.47	2.77	3.40	3.06	3.33(c)
Portfolio turnover	22	20	14	17	17
Net assets at end of period (000 omitted)	$133,754	$123,979	$121,888	$141,605	$145,392
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.76	$9.81	$9.65	$9.73	$10.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.20	$0.25	$0.23	$0.26(c)
Net realized and unrealized gain (loss)	0.31	(0.05)	0.13	(0.09)	(0.37)
Total from investment operations	$0.49	$0.15	$0.38	$0.14	$(0.11)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.20)	$(0.22)	$(0.22)	$(0.24)
Net asset value, end of period (x)	$10.08	$9.76	$9.81	$9.65	$9.73
Total return (%) (r)(s)(t)(x)	5.07	1.51	3.97	1.47	(1.10)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.68	1.68	1.66(c)
Expenses after expense reductions (f)	1.50	1.51	1.52	1.52	1.52(c)
Net investment income (loss)	1.79	2.03	2.64	2.31	2.57(c)
Portfolio turnover	22	20	14	17	17
Net assets at end of period (000 omitted)	$610	$1,587	$2,477	$4,209	$5,882
See Notes to Financial Statements
82

Financial Highlights − continued
MFS ARKANSAS MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.68	$9.73	$9.57	$9.65	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.28	$0.33	$0.31	$0.34(c)
Net realized and unrealized gain (loss)	0.31	(0.05)	0.13	(0.09)	(0.37)
Total from investment operations	$0.56	$0.23	$0.46	$0.22	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.30)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$9.99	$9.68	$9.73	$9.57	$9.65
Total return (%) (r)(s)(t)(x)	5.88	2.36	4.86	2.32	(0.28)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.67	0.68	0.67	0.68(c)
Expenses after expense reductions (f)	0.65	0.66	0.67	0.67	0.67(c)
Net investment income (loss)	2.56	2.86	3.49	3.16	3.43(c)
Portfolio turnover	22	20	14	17	17
Net assets at end of period (000 omitted)	$34,603	$29,078	$26,586	$13,733	$10,733
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.68	$9.73	$9.58	$9.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.29	$0.34	$0.20
Net realized and unrealized gain (loss)	0.31	(0.05)	0.11	(0.19)
Total from investment operations	$0.57	$0.24	$0.45	$0.01
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.30)	$(0.21)
Net asset value, end of period (x)	$9.99	$9.68	$9.73	$9.58
Total return (%) (r)(s)(t)(x)	5.95	2.44	4.83	0.09(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.59	0.60	0.61(a)
Expenses after expense reductions (f)	0.57	0.58	0.59	0.61(a)
Net investment income (loss)	2.58	2.92	3.58	3.19(a)
Portfolio turnover	22	20	14	17
Net assets at end of period (000 omitted)	$3,971	$1,538	$954	$766

See Notes to Financial Statements
83

Financial Highlights − continued
MFS ARKANSAS MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
84

Financial Highlights − continued
MFS CALIFORNIA MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$5.97	$6.04	$5.94	$5.95	$6.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.18	$0.22	$0.23	$0.23(c)
Net realized and unrealized gain (loss)	0.28	(0.07)	0.08	(0.02)	(0.21)
Total from investment operations	$0.43	$0.11	$0.30	$0.21	$0.02
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)	$(0.20)	$(0.22)	$(0.21)
Net asset value, end of period (x)	$6.24	$5.97	$6.04	$5.94	$5.95
Total return (%) (r)(s)(t)(x)	7.24	1.76	5.21	3.47	0.33(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.86	0.87	0.88	0.88(c)
Expenses after expense reductions (f)	0.68	0.70	0.71	0.72	0.72(c)
Net investment income (loss)	2.50	2.94	3.76	3.75	3.72(c)
Portfolio turnover	31	22	15	15	17
Net assets at end of period (000 omitted)	$396,643	$374,941	$299,882	$272,958	$251,271
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$5.97	$6.04	$5.94	$5.95	$6.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.14	$0.18	$0.18	$0.18(c)
Net realized and unrealized gain (loss)	0.27	(0.08)	0.08	(0.02)	(0.20)
Total from investment operations	$0.38	$0.06	$0.26	$0.16	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.13)	$(0.16)	$(0.17)	$(0.17)
Net asset value, end of period (x)	$6.24	$5.97	$6.04	$5.94	$5.95
Total return (%) (r)(s)(t)(x)	6.45	1.00	4.43	2.69	(0.43)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.61	1.62	1.63	1.63(c)
Expenses after expense reductions (f)	1.43	1.45	1.46	1.48	1.49(c)
Net investment income (loss)	1.78	2.22	3.01	3.02	2.95(c)
Portfolio turnover	31	22	15	15	17
Net assets at end of period (000 omitted)	$627	$1,033	$1,506	$1,913	$2,672
See Notes to Financial Statements
85

Financial Highlights − continued
MFS CALIFORNIA MUNICIPAL BOND FUND − continued
	Year ended
Class C	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$5.99	$6.06	$5.96	$5.97	$6.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.13	$0.17	$0.17	$0.17(c)
Net realized and unrealized gain (loss)	0.27	(0.08)	0.08	(0.02)	(0.20)
Total from investment operations	$0.37	$0.05	$0.25	$0.15	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.12)	$(0.15)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$6.26	$5.99	$6.06	$5.96	$5.97
Total return (%) (r)(s)(t)(x)	6.27	0.85	4.26	2.54	(0.55)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.61	1.62	1.63	1.63(c)
Expenses after expense reductions (f)	1.58	1.60	1.61	1.62	1.62(c)
Net investment income (loss)	1.62	2.05	2.86	2.86	2.82(c)
Portfolio turnover	31	22	15	15	17
Net assets at end of period (000 omitted)	$21,410	$25,552	$22,786	$31,800	$33,950
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.71	$9.83	$9.67	$9.68	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.31	$0.37	$0.37	$0.38(c)
Net realized and unrealized gain (loss)	0.46	(0.13)	0.13	(0.02)	(0.36)
Total from investment operations	$0.72	$0.18	$0.50	$0.35	$0.02
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.30)	$(0.34)	$(0.36)	$(0.34)
Net asset value, end of period (x)	$10.16	$9.71	$9.83	$9.67	$9.68
Total return (%) (r)(s)(t)(x)	7.46	1.79	5.27	3.63	0.20(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.61	0.62	0.62	0.63(c)
Expenses after expense reductions (f)	0.58	0.60	0.61	0.61	0.63(c)
Net investment income (loss)	2.60	3.04	3.85	3.83	3.83(c)
Portfolio turnover	31	22	15	15	17
Net assets at end of period (000 omitted)	$157,366	$128,914	$79,276	$56,553	$42,369
See Notes to Financial Statements
86

Financial Highlights − continued
MFS CALIFORNIA MUNICIPAL BOND FUND − continued
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.71	$9.82	$9.66	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.31	$0.38	$0.24
Net realized and unrealized gain (loss)	0.45	(0.11)	0.12	(0.18)
Total from investment operations	$0.72	$0.20	$0.50	$0.06
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.31)	$(0.34)	$(0.24)
Net asset value, end of period (x)	$10.16	$9.71	$9.82	$9.66
Total return (%) (r)(s)(t)(x)	7.54	1.97	5.36	0.61(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.54	0.56(a)
Expenses after expense reductions (f)	0.51	0.52	0.53	0.55(a)
Net investment income (loss)	2.66	3.10	3.92	3.78(a)
Portfolio turnover	31	22	15	15
Net assets at end of period (000 omitted)	$40,556	$28,396	$12,773	$5,995
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
87

Financial Highlights − continued
MFS GEORGIA MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.70	$10.73	$10.58	$10.68	$11.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.26	$0.36	$0.35	$0.36(c)
Net realized and unrealized gain (loss)	0.36	(0.02)	0.11	(0.12)	(0.36)
Total from investment operations	$0.57	$0.24	$0.47	$0.23	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.27)	$(0.32)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$11.06	$10.70	$10.73	$10.58	$10.68
Total return (%) (r)(s)(t)(x)	5.38	2.17	4.51	2.15	(0.06)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.95	1.02	1.04	1.03(c)
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.90(c)
Net investment income (loss)	1.94	2.39	3.41	3.26	3.26(c)
Portfolio turnover	22	28	14	12	8
Net assets at end of period (000 omitted)	$108,346	$95,352	$70,456	$65,922	$61,229
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.74	$10.77	$10.62	$10.72	$11.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.19	$0.28	$0.27	$0.28(c)
Net realized and unrealized gain (loss)	0.35	(0.03)	0.11	(0.12)	(0.36)
Total from investment operations	$0.49	$0.16	$0.39	$0.15	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.19)	$(0.24)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$11.10	$10.74	$10.77	$10.62	$10.72
Total return (%) (r)(s)(t)(x)	4.61	1.44	3.73	1.40	(0.79)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.71	1.77	1.79	1.78(c)
Expenses after expense reductions (f)	1.63	1.63	1.65	1.65	1.66(c)
Net investment income (loss)	1.29	1.72	2.67	2.54	2.52(c)
Portfolio turnover	22	28	14	12	8
Net assets at end of period (000 omitted)	$66	$261	$399	$563	$1,105
See Notes to Financial Statements
88

Financial Highlights − continued
MFS GEORGIA MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.70	$9.73	$9.60	$9.69	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.26	$0.35	$0.34	$0.35(c)
Net realized and unrealized gain (loss)	0.34	(0.02)	0.09	(0.11)	(0.33)
Total from investment operations	$0.55	$0.24	$0.44	$0.23	$0.02
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.27)	$(0.31)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$10.03	$9.70	$9.73	$9.60	$9.69
Total return (%) (r)(s)(t)(x)	5.68	2.39	4.70	2.40	0.19(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.70	0.77	0.79	0.80(c)
Expenses after expense reductions (f)	0.65	0.65	0.65	0.65	0.64(c)
Net investment income (loss)	2.16	2.64	3.65	3.49	3.52(c)
Portfolio turnover	22	28	14	12	8
Net assets at end of period (000 omitted)	$15,012	$9,345	$7,834	$6,817	$7,451
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.70	$9.73	$9.60	$9.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.27	$0.36	$0.23
Net realized and unrealized gain (loss)	0.33	(0.03)	0.09	(0.23)
Total from investment operations	$0.55	$0.24	$0.45	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.27)	$(0.32)	$(0.22)
Net asset value, end of period (x)	$10.03	$9.70	$9.73	$9.60
Total return (%) (r)(s)(t)(x)	5.72	2.44	4.77	(0.05)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.65	0.70	0.82(a)
Expenses after expense reductions (f)	0.60	0.60	0.59	0.59(a)
Net investment income (loss)	2.20	2.68	3.72	3.56(a)
Portfolio turnover	22	28	14	12
Net assets at end of period (000 omitted)	$17,956	$11,022	$7,371	$5,988

See Notes to Financial Statements
89

Financial Highlights − continued
MFS GEORGIA MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
90

Financial Highlights − continued
MFS MARYLAND MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.62	$10.76	$10.65	$10.76	$11.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.31	$0.40	$0.38	$0.40(c)
Net realized and unrealized gain (loss)	0.42	(0.14)	0.06	(0.12)	(0.35)
Total from investment operations	$0.68	$0.17	$0.46	$0.26	$0.05
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.35)	$(0.37)	$(0.38)
Net asset value, end of period (x)	$11.04	$10.62	$10.76	$10.65	$10.76
Total return (%) (r)(s)(t)(x)	6.51	1.57	4.46	2.39	0.43(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.99	1.01	1.02	0.99(c)
Expenses after expense reductions (f)	0.83	0.82	0.82	0.82	0.82(c)
Net investment income (loss)	2.42	2.85	3.77	3.48	3.68(c)
Portfolio turnover	27	27	14	23	17
Net assets at end of period (000 omitted)	$82,725	$83,852	$75,215	$76,993	$80,456
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.62	$10.75	$10.65	$10.76	$11.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.23	$0.32	$0.29	$0.32(c)
Net realized and unrealized gain (loss)	0.42	(0.13)	0.05	(0.11)	(0.34)
Total from investment operations	$0.60	$0.10	$0.37	$0.18	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.23)	$(0.27)	$(0.29)	$(0.30)
Net asset value, end of period (x)	$11.04	$10.62	$10.75	$10.65	$10.76
Total return (%) (r)(s)(t)(x)	5.71	0.91	3.58	1.62	(0.23)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.74	1.76	1.77	1.74(c)
Expenses after expense reductions (f)	1.58	1.58	1.58	1.58	1.57(c)
Net investment income (loss)	1.69	2.12	3.01	2.73	2.94(c)
Portfolio turnover	27	27	14	23	17
Net assets at end of period (000 omitted)	$656	$1,040	$1,217	$1,331	$1,605
See Notes to Financial Statements
91

Financial Highlights − continued
MFS MARYLAND MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.58	$9.70	$9.61	$9.71	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.30	$0.38	$0.36	$0.38(c)
Net realized and unrealized gain (loss)	0.38	(0.11)	0.05	(0.11)	(0.30)
Total from investment operations	$0.64	$0.19	$0.43	$0.25	$0.08
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.34)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$9.96	$9.58	$9.70	$9.61	$9.71
Total return (%) (r)(s)(t)(x)	6.78	1.88	4.61	2.62	0.78(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.74	0.76	0.77	0.78(c)
Expenses after expense reductions (f)	0.58	0.58	0.58	0.58	0.57(c)
Net investment income (loss)	2.64	3.07	4.01	3.72	3.85(c)
Portfolio turnover	27	27	14	23	17
Net assets at end of period (000 omitted)	$26,243	$18,140	$11,831	$9,261	$6,437
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.58	$9.70	$9.61	$9.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.30	$0.39	$0.24
Net realized and unrealized gain (loss)	0.39	(0.11)	0.05	(0.21)
Total from investment operations	$0.65	$0.19	$0.44	$0.03
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.31)	$(0.35)	$(0.23)
Net asset value, end of period (x)	$9.96	$9.58	$9.70	$9.61
Total return (%) (r)(s)(t)(x)	6.84	1.93	4.67	0.35(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.68	0.70	0.76(a)
Expenses after expense reductions (f)	0.52	0.52	0.52	0.52(a)
Net investment income (loss)	2.67	3.10	4.07	3.79(a)
Portfolio turnover	27	27	14	23
Net assets at end of period (000 omitted)	$6,155	$2,837	$1,315	$961

See Notes to Financial Statements
92

Financial Highlights − continued
MFS MARYLAND MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
93

Financial Highlights − continued
MFS MASSACHUSETTS MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.90	$11.04	$10.90	$11.02	$11.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.33	$0.41	$0.42	$0.46(c)
Net realized and unrealized gain (loss)	0.39	(0.15)	0.09	(0.13)	(0.46)
Total from investment operations	$0.66	$0.18	$0.50	$0.29	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.36)	$(0.41)	$(0.41)
Net asset value, end of period (x)	$11.30	$10.90	$11.04	$10.90	$11.02
Total return (%) (r)(s)(t)(x)	6.16	1.61	4.74	2.60	(0.04)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.88	0.89	0.88(c)
Expenses after expense reductions (f)	0.84	0.83	0.85	0.86	0.85(c)
Net investment income (loss)	2.39	2.91	3.75	3.82	4.06(c)
Portfolio turnover	26	29	13	19	15
Net assets at end of period (000 omitted)	$216,177	$226,471	$207,565	$202,967	$207,001
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.92	$11.06	$10.92	$11.04	$11.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.25	$0.32	$0.34	$0.37(c)
Net realized and unrealized gain (loss)	0.39	(0.15)	0.10	(0.14)	(0.46)
Total from investment operations	$0.58	$0.10	$0.42	$0.20	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.24)	$(0.28)	$(0.32)	$(0.32)
Net asset value, end of period (x)	$11.32	$10.92	$11.06	$10.92	$11.04
Total return (%) (r)(s)(t)(x)	5.36	0.84	3.94	1.81	(0.80)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.63	1.64	1.63(c)
Expenses after expense reductions (f)	1.60	1.60	1.62	1.63	1.62(c)
Net investment income (loss)	1.67	2.19	2.98	3.06	3.29(c)
Portfolio turnover	26	29	13	19	15
Net assets at end of period (000 omitted)	$470	$1,081	$1,664	$1,858	$2,509
See Notes to Financial Statements
94

Financial Highlights − continued
MFS MASSACHUSETTS MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.54	$9.66	$9.54	$9.65	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.30	$0.38	$0.39	$0.42(c)
Net realized and unrealized gain (loss)	0.36	(0.12)	0.08	(0.12)	(0.39)
Total from investment operations	$0.61	$0.18	$0.46	$0.27	$0.03
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.30)	$(0.34)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$9.89	$9.54	$9.66	$9.54	$9.65
Total return (%) (r)(s)(t)(x)	6.41	1.86	4.95	2.76	0.30(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.62	0.63	0.64	0.64(c)
Expenses after expense reductions (f)	0.60	0.60	0.62	0.63	0.63(c)
Net investment income (loss)	2.60	3.10	3.98	4.00	4.30(c)
Portfolio turnover	26	29	13	19	15
Net assets at end of period (000 omitted)	$168,647	$124,875	$68,669	$49,523	$23,470
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.55	$9.67	$9.54	$9.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.31	$0.38	$0.24
Net realized and unrealized gain (loss)	0.35	(0.12)	0.10	(0.21)
Total from investment operations	$0.61	$0.19	$0.48	$0.03
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.35)	$(0.26)
Net asset value, end of period (x)	$9.90	$9.55	$9.67	$9.54
Total return (%) (r)(s)(t)(x)	6.48	1.93	5.13	0.26(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55	0.56	0.58(a)
Expenses after expense reductions (f)	0.53	0.53	0.55	0.57(a)
Net investment income (loss)	2.67	3.15	4.05	3.85(a)
Portfolio turnover	26	29	13	19
Net assets at end of period (000 omitted)	$9,628	$6,636	$3,176	$1,983

See Notes to Financial Statements
95

Financial Highlights − continued
MFS MASSACHUSETTS MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
96

Notes to Financial Statements
(1)  Business and Organization
MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region or state where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on each fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — Each fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s
97

Notes to Financial Statements  - continued
valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.
Various inputs are used in determining the value of each fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2021 in valuing each fund's assets or liabilities:
	Level 1	Level 2	Level 3	Total
Alabama Fund
Financial Instruments
Municipal Bonds	$—	$92,675,654	$—	$92,675,654
U.S. Corporate Bonds	—	175,731	—	175,731
Mutual Funds	1,877,374	—	—	1,877,374
Total	$1,877,374	$92,851,385	$—	$94,728,759
Arkansas Fund
Financial Instruments
Municipal Bonds	$—	$169,527,491	$—	$169,527,491
U.S. Corporate Bonds	—	356,363	—	356,363
Mutual Funds	1,447,457	—	—	1,447,457
Total	$1,447,457	$169,883,854	$—	$171,331,311
California Fund
Financial Instruments
Municipal Bonds	$—	$621,273,342	$—	$621,273,342
U.S. Corporate Bonds	—	1,328,853	—	1,328,853
Mutual Funds	2,970,539	—	—	2,970,539
Total	$2,970,539	$622,602,195	$—	$625,572,734
Georgia Fund
Financial Instruments
Municipal Bonds	$—	$137,368,211	$—	$137,368,211
U.S. Corporate Bonds	—	292,077	—	292,077
Mutual Funds	4,694,126	—	—	4,694,126
Total	$4,694,126	$137,660,288	$—	$142,354,414
98

Notes to Financial Statements  - continued
	Level 1	Level 2	Level 3	Total
Maryland Fund
Financial Instruments
Municipal Bonds	$—	$114,379,286	$—	$114,379,286
U.S. Corporate Bonds	—	258,018	—	258,018
Mutual Funds	1,711,689	—	—	1,711,689
Total	$1,711,689	$114,637,304	$—	$116,348,993
Massachusetts Fund
Financial Instruments
Municipal Bonds	$—	$388,400,927	$—	$388,400,927
U.S. Corporate Bonds	—	849,158	—	849,158
Mutual Funds	2,485,262	—	—	2,485,262
Total	$2,485,262	$389,250,085	$—	$391,735,347
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The funds use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the funds during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At March 31, 2021, the funds did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the funds for the year ended March 31, 2021 as reported in the Statements of Operations:
Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$(27,647)
California Fund	Interest Rate	(502,708)
Georgia Fund	Interest Rate	(20,068)
Maryland Fund	Interest Rate	(55,434)
Massachusetts Fund	Interest Rate	(200,728)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the funds for the year ended March 31, 2021 as reported in the Statements of Operations:
Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$156,454
California Fund	Interest Rate	601,747
Georgia Fund	Interest Rate	168,489
Maryland Fund	Interest Rate	228,664
Massachusetts Fund	Interest Rate	481,397
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund's credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.
99

Notes to Financial Statements  - continued
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover each fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.
Futures Contracts — The funds entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under each fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.
Each fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statements of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, each fund is required to have sufficient cash and/or liquid securities to cover its commitments.
100

Notes to Financial Statements  - continued
Fees Paid Indirectly — Each fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2021, is shown as a reduction of total expenses in the Statements of Operations.
Tax Matters and Distributions — Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds and amortization and accretion of debt securities, as applicable to each fund.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
Year ended 3/31/21	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$31,321	$39,472	$398,949	$70,772	$27,758	$226,239
Tax-exempt income	1,818,769	4,027,445	14,817,664	2,520,579	2,687,681	9,113,304
Total distributions	$1,850,090	$4,066,917	$15,216,613	$2,591,351	$2,715,439	$9,339,543
Year ended 3/31/20	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$14,525	$35,222	$195,824	$34,341	$61,301	$46,879
Tax-exempt income	1,967,338	4,305,866	14,755,921	2,674,387	2,870,703	9,935,215
Total distributions	$1,981,863	$4,341,088	$14,951,745	$2,708,728	$2,932,004	$9,982,094
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 3/31/21	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$90,187,047	$162,215,604	$587,427,296	$135,922,098	$111,161,843	$369,186,992
Gross appreciation	4,692,683	9,324,248	40,286,088	6,593,768	5,361,745	23,472,781
Gross depreciation	(150,971)	(208,541)	(2,140,650)	(161,452)	(174,595)	(924,426)
Net unrealized appreciation (depreciation)	$4,541,712	$9,115,707	$38,145,438	$6,432,316	$5,187,150	$22,548,355
Undistributed ordinary income	20,985	33,360	170,586	29,620	39,438	146,143
Undistributed tax-exempt income	322,065	739,324	2,333,703	414,014	639,653	1,409,657
Capital loss carryforwards	(1,237,868)	(5,519,582)	(5,539,684)	(2,034,212)	(2,527,637)	(7,644,537)
Other temporary differences	(137,712)	(335,346)	(1,240,276)	(197,845)	(218,705)	(755,174)
Total distributable earnings (loss)	$3,509,182	$4,033,463	$33,869,767	$4,643,893	$3,119,899	$15,704,444
As of March 31, 2021, each fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Short-Term	$(952,670)	$(2,404,476)	$(5,222,088)	$(1,752,906)	$(1,694,827)	$(7,644,537)
Long-Term	(285,198)	(3,115,106)	(317,596)	(281,306)	(832,810)	—
Total	$(1,237,868)	$(5,519,582)	$(5,539,684)	$(2,034,212)	$(2,527,637)	$(7,644,537)
Multiple Classes of Shares of Beneficial Interest — Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to
101

Notes to Financial Statements  - continued
differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, Class C shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Alabama Fund		Arkansas Fund		California Fund
	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20
Class A	$1,175,867	$1,383,808	$3,182,641	$3,454,854	$9,948,878	$10,321,915
Class B	1,456	3,904	16,800	43,361	15,381	29,998
Class C	—	—	—	—	399,949	517,209
Class I	606,811	545,211	799,726	808,049	3,890,859	3,470,554
Class R6	65,956	48,940	67,750	34,824	961,546	612,069
Total	$1,850,090	$1,981,863	$4,066,917	$4,341,088	$15,216,613	$14,951,745
	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20
Class A	$1,997,208	$2,191,274	$2,000,293	$2,341,193	$5,195,000	$6,483,058
Class B	1,718	6,083	14,724	26,983	12,486	31,262
Class I	265,241	251,523	590,621	488,867	3,922,584	3,308,614
Class R6	327,184	259,848	109,801	74,961	209,473	159,160
Total	$2,591,351	$2,708,728	$2,715,439	$2,932,004	$9,339,543	$9,982,094
(3)  Transactions with Affiliates
Investment Adviser — Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2021, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:
Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$9,596	$18,329	$66,200	$14,637	$12,226	$42,190
The management fee incurred for the year ended March 31, 2021 was equivalent to an annual effective rate of 0.44% of each fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:
	Alabama Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	0.90%	0.90%	0.83%	0.85%
Class B	1.65%	1.65%	1.58%	1.60%
Class I	0.65%	0.65%	0.58%	0.60%
Class R6	0.59%	0.60%	0.53%	0.53%
These written agreements will continue until modified by the funds' Board of Trustees, but such agreements will continue at least until July 31, 2021. For the year ended March 31, 2021, these reductions amounted to $88,520 for the Alabama Fund, $20,019 for the Georgia Fund, $151,097 for the Maryland Fund, and $907 for the Massachusetts Fund. Each reduction is included in the reduction of total expenses in the Statements of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2021, as its portion of the initial sales charge on sales of Class A shares of each fund:
Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$5,063	$20,570	$10,603	$6,841	$6,142	$8,890
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Notes to Financial Statements  - continued
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
Each fund's distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$141,809
Arkansas Fund	—	0.25%	0.25%	0.10%	322,765
California Fund	—	0.25%	0.25%	0.10%	965,930
Georgia Fund	—	0.25%	0.25%	0.25%	258,784
Maryland Fund	—	0.25%	0.25%	0.25%	205,380
Massachusetts Fund	—	0.25%	0.25%	0.24%	544,912
	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$1,009
Arkansas Fund	0.75%	0.25%	1.00%	0.85%	9,465
California Fund	0.75%	0.25%	1.00%	0.85%	8,282
Georgia Fund	0.75%	0.25%	1.00%	0.98%	1,345
Maryland Fund	0.75%	0.25%	1.00%	1.00%	8,642
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	7,505
	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$237,017
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$142,818	$332,230	$1,211,229	$260,129	$214,022	$552,417
(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2021, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$259	$366	$1,665	$864	$2,477	$12,262
Class B	—	—	—	21	—	9
Arkansas Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2021. For the year ended March 31, 2021, these reductions amounted to $193,660 and $1,418 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.
California Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2021. For the year ended March 31, 2021, these reductions amounted to $579,562 and $1,241 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.
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Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2021, were as follows:
CDSC Imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$642	$16,815	$46,565	$7,205	$4,676	$54,225
Class B	489	—	1,863	199	419	899
Class C	N/A	N/A	6,445	N/A	N/A	N/A
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2021, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$3,240	$4,835	$21,533	$4,417	$11,356	$22,527
Percentage of average daily net assets	0.0038%	0.0029%	0.0036%	0.0034%	0.0104%	0.0060%
MFSC also receives reimbursement from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:
Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$61,838	$118,425	$425,772	$56,586	$71,740	$282,580
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2021 was equivalent to the following annual effective rates of each fund's average daily net assets:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0257%	0.0197%	0.0148%	0.0213%	0.0230%	0.0159%
Trustees’ and Officers’ Compensation — Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The Alabama Fund, the Arkansas Fund, and the Georgia Fund no longer participate in the DB plan. The DB plan resulted in a pension expense for the following funds. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2021:
California Fund	Maryland Fund	Massachusetts Fund
$364	$232	$234
The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to the following at March 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:
California Fund	Maryland Fund	Massachusetts Fund
$4,880	$2,940	$2,926
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Notes to Financial Statements  - continued
Other — Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended March 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$36,334,481	$50,575,692	$222,565,433	$49,902,448	$36,541,973	$126,115,753
Sales	$20,328,066	$36,011,608	$178,139,719	$27,835,883	$28,770,703	$94,904,752
(5)  Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Alabama Fund				Arkansas Fund
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,386,777	$14,436,917	934,632	$9,666,873	2,202,300	$21,992,710	1,833,663	$18,196,899
Class B	56	590	82	847	1	5	2,719	27,391
Class I	1,034,729	10,258,753	1,747,498	17,227,312	1,128,787	11,192,820	885,818	8,733,330
Class R6	200,628	1,992,286	110,728	1,092,431	257,515	2,554,782	81,884	807,905
	2,622,190	$26,688,546	2,792,940	$27,987,463	3,588,603	$35,740,317	2,804,084	$27,765,525
Shares issued to shareholders in reinvestment of distributions
Class A	99,752	$1,035,281	118,172	$1,223,757	298,767	$2,977,251	321,051	$3,189,040
Class B	76	783	297	3,069	1,686	16,745	4,363	43,361
Class I	40,408	400,558	33,840	334,414	75,042	742,490	74,226	732,002
Class R6	6,657	65,956	4,954	48,926	6,829	67,750	3,530	34,824
	146,893	$1,502,578	157,263	$1,610,166	382,324	$3,804,236	403,170	$3,999,227
Shares reacquired
Class A	(869,474)	$(9,008,758)	(869,315)	$(8,948,909)	(1,928,654)	$(19,235,698)	(1,874,713)	$(18,568,920)
Class B	(11,250)	(115,944)	(7,764)	(80,654)	(103,732)	(1,030,570)	(96,960)	(948,997)
Class I	(419,004)	(4,149,079)	(619,915)	(6,016,316)	(744,965)	(7,349,930)	(688,030)	(6,723,372)
Class R6	(36,012)	(356,080)	(27,665)	(270,059)	(25,887)	(257,111)	(24,556)	(237,750)
	(1,335,740)	$(13,629,861)	(1,524,659)	$(15,315,938)	(2,803,238)	$(27,873,309)	(2,684,259)	$(26,479,039)
Net change
Class A	617,055	$6,463,440	183,489	$1,941,721	572,413	$5,734,263	280,001	$2,817,019
Class B	(11,118)	(114,571)	(7,385)	(76,738)	(102,045)	(1,013,820)	(89,878)	(878,245)
Class I	656,133	6,510,232	1,161,423	11,545,410	458,864	4,585,380	272,014	2,741,960
Class R6	171,273	1,702,162	88,017	871,298	238,457	2,365,421	60,858	604,979
	1,433,343	$14,561,263	1,425,544	$14,281,691	1,167,689	$11,671,244	522,995	$5,285,713
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Notes to Financial Statements  - continued
	California Fund				Georgia Fund
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	9,263,597	$56,858,716	21,682,795	$133,751,600	2,153,288	$23,431,274	3,588,416	$39,152,664
Class B	6,109	36,322	5,239	31,939	1,720	19,028	2,105	22,865
Class C	331,823	2,043,410	1,790,349	11,063,365	—	—	—	—
Class I	5,015,906	50,096,437	7,523,674	75,138,059	893,306	8,869,763	446,342	4,423,409
Class R6	2,046,990	20,388,849	1,996,232	20,070,657	946,198	9,391,379	573,041	5,692,331
	16,664,425	$129,423,734	32,998,289	$240,055,620	3,994,512	$41,711,444	4,609,904	$49,291,269
Shares issued to shareholders in reinvestment of distributions
Class A	1,454,022	$8,939,165	1,470,511	$9,095,146	172,056	$1,879,358	186,038	$2,036,227
Class B	2,385	14,609	4,793	29,616	106	1,158	379	4,157
Class C	56,823	349,870	71,952	446,218	—	—	—	—
Class I	288,947	2,893,639	242,123	2,438,153	18,536	183,875	18,480	183,409
Class R6	95,889	960,117	60,792	611,771	32,960	327,184	26,165	259,848
	1,898,066	$13,157,400	1,850,171	$12,620,904	223,658	$2,391,575	231,062	$2,483,641
Shares reacquired
Class A	(10,014,959)	$(61,231,526)	(10,000,799)	$(60,676,740)	(1,439,636)	$(15,729,981)	(1,429,577)	$(15,378,751)
Class B	(81,102)	(496,959)	(86,383)	(530,112)	(20,236)	(220,870)	(15,172)	(167,309)
Class C	(1,238,317)	(7,676,240)	(1,356,632)	(8,346,672)	—	—	—	—
Class I	(3,091,054)	(30,841,866)	(2,561,525)	(25,415,024)	(377,938)	(3,758,413)	(306,845)	(3,001,216)
Class R6	(1,074,648)	(10,707,211)	(432,454)	(4,269,880)	(324,825)	(3,216,885)	(220,912)	(2,184,079)
	(15,500,080)	$(110,953,802)	(14,437,793)	$(99,238,428)	(2,162,635)	$(22,926,149)	(1,972,506)	$(20,731,355)
Net change
Class A	702,660	$4,566,355	13,152,507	$82,170,006	885,708	$9,580,651	2,344,877	$25,810,140
Class B	(72,608)	(446,028)	(76,351)	(468,557)	(18,410)	(200,684)	(12,688)	(140,287)
Class C	(849,671)	(5,282,960)	505,669	3,162,911	—	—	—	—
Class I	2,213,799	22,148,210	5,204,272	52,161,188	533,904	5,295,225	157,977	1,605,602
Class R6	1,068,231	10,641,755	1,624,570	16,412,548	654,333	6,501,678	378,294	3,768,100
	3,062,411	$31,627,332	20,410,667	$153,438,096	2,055,535	$21,176,870	2,868,460	$31,043,555
	Maryland Fund				Massachusetts Fund
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	748,726	$8,176,687	1,779,229	$19,474,987	2,828,491	$31,436,735	5,375,306	$60,294,523
Class B	—	—	13,122	141,270	2	16	189	2,100
Class I	1,182,143	11,649,152	898,148	8,831,357	6,985,927	68,377,630	8,201,325	80,663,060
Class R6	381,559	3,767,559	196,150	1,931,715	374,212	3,686,546	437,534	4,297,124
	2,312,428	$23,593,398	2,886,649	$30,379,329	10,188,632	$103,500,927	14,014,354	$145,256,807
Shares issued to shareholders in reinvestment of distributions
Class A	147,949	$1,608,759	172,011	$1,878,639	418,434	$4,665,522	510,733	$5,745,240
Class B	1,339	14,519	2,028	22,136	1,106	12,309	2,678	30,149
Class I	46,751	459,454	37,355	368,269	334,898	3,273,998	293,672	2,893,008
Class R6	11,143	109,801	7,600	74,961	21,410	209,473	16,143	159,160
	207,182	$2,192,533	218,994	$2,344,005	775,848	$8,161,302	823,226	$8,827,557
106

Notes to Financial Statements  - continued
	Maryland Fund − continued				Massachusetts Fund − continued
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,297,078)	$(14,071,079)	(1,049,647)	$(11,285,559)	(4,890,636)	$(54,442,822)	(3,917,200)	$(42,998,175)
Class B	(39,879)	(434,264)	(30,330)	(333,959)	(58,521)	(652,728)	(54,366)	(609,183)
Class I	(486,840)	(4,781,146)	(261,793)	(2,546,598)	(3,356,896)	(32,679,010)	(2,515,254)	(24,191,702)
Class R6	(70,852)	(697,371)	(43,223)	(410,379)	(117,876)	(1,156,562)	(87,124)	(833,237)
	(1,894,649)	$(19,983,860)	(1,384,993)	$(14,576,495)	(8,423,929)	$(88,931,122)	(6,573,944)	$(68,632,297)
Net change
Class A	(400,403)	$(4,285,633)	901,593	$10,068,067	(1,643,711)	$(18,340,565)	1,968,839	$23,041,588
Class B	(38,540)	(419,745)	(15,180)	(170,553)	(57,413)	(640,403)	(51,499)	(576,934)
Class I	742,054	7,327,460	673,710	6,653,028	3,963,929	38,972,618	5,979,743	59,364,366
Class R6	321,850	3,179,989	160,527	1,596,297	277,746	2,739,457	366,553	3,623,047
	624,961	$5,802,071	1,720,650	$18,146,839	2,540,551	$22,731,107	8,263,636	$85,452,067
Effective June 1, 2019, purchases of each fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.
(6)  Line of Credit
Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by each fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2021, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$409	$770	$2,869	$607	$523	$1,850
Interest Expense	—	—	—	—	—	—
107

Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2021, are as follows:
	Affiliated Issuer - MFS Institutional Money Market Portfolio
	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Alabama Fund	$2,877,210	$33,388,540	$34,387,965	$(454)	$43	$1,877,374
Arkansas Fund	3,037,713	47,679,892	49,270,048	(165)	65	1,447,457
California Fund	3,337,616	170,340,368	170,705,631	(1,254)	(560)	2,970,539
Georgia Fund	1,835,929	53,727,811	50,869,059	(738)	183	4,694,126
Maryland Fund	1,796,671	37,963,808	38,048,466	(472)	148	1,711,689
Massachusetts Fund	9,124,769	119,919,070	126,557,395	(951)	(231)	2,485,262
	Dividend Income	Capital Gain Distributions
Alabama Fund	$4,714	$—
Arkansas Fund	4,338	—
California Fund	14,714	—
Georgia Fund	5,810	—
Maryland Fund	3,503	—
Massachusetts Fund	14,761	—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of each fund's investments and each fund's performance.
108

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 14, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
109

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of May 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
110

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
111

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Michael Dawson
112

Proxy Voting Policies and Information
MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about each fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing each fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The funds will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.
Exempt Interest Dividends
Alabama Fund	98.31%
Arkansas Fund	99.03%
California Fund	97.38%
Georgia Fund	97.27%
Maryland Fund	98.98%
Massachusetts Fund	97.58%
The funds intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
113

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
114

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
115

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
March 31, 2021
MFS® Municipal Series Trust
For the states of:
Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia
MSTB-ANN

MFS® Municipal Series Trust
For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia
Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. The speedy development of vaccines and therapeutics brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available outside the United States. In the U.S., political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand could fuel a surge in economic activity as coronavirus restrictions are eased further. Because of this, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
May 14, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
MFS Mississippi Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
General Obligations - General Purpose	23.7%
General Obligations - Schools	12.1%
Universities - Colleges	11.9%
Water & Sewer Utility Revenue	9.8%
State & Local Agencies	9.0%
Composition including fixed income credit quality (a)(i)
AAA	4.3%
AA	52.4%
A	23.6%
BBB	10.4%
BB	1.8%
CC	0.1%
C	2.2%
D	1.8%
Not Rated	4.1%
Cash & Cash Equivalents	(0.7)%
Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	13.4 yrs.
Jurisdiction (i)
Mississippi	78.1%
Puerto Rico	7.2%
Massachusetts	2.6%
Illinois	2.2%
Guam	1.4%
Tennessee	1.3%
South Carolina	1.0%
Maryland	0.9%
Alabama	0.8%
California	0.7%
New Jersey	0.7%
New York	0.6%
Virginia	0.5%
Iowa	0.5%
Pennsylvania	0.5%
Michigan	0.5%
Texas	0.4%
Connecticut	0.4%
Ohio	0.3%
Wisconsin	0.1%
Colorado (o)	0.0%
Florida (o)	0.0%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Portfolio Composition - continued
MFS New York Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
General Obligations - General Purpose	12.7%
Universities - Colleges	12.0%
Healthcare Revenue - Hospitals	8.2%
Tax - Other	8.2%
Water & Sewer Utility Revenue	6.6%
Composition including fixed income credit quality (a)(i)
AAA	8.2%
AA	30.7%
A	27.2%
BBB	17.6%
BB	3.2%
B	1.8%
CC	0.1%
C	2.0%
D	2.1%
Not Rated	7.0%
Cash & Cash Equivalents	0.1%
Portfolio facts (i)
Average Duration (d)	7.0
Average Effective Maturity (m)	17.1 yrs.
Jurisdiction (i)
New York	82.2%
Puerto Rico	7.2%
Illinois	2.2%
Guam	1.3%
Tennessee	1.0%
New Jersey	0.8%
Texas	0.7%
Michigan	0.6%
Florida	0.6%
Colorado	0.6%
Ohio	0.6%
Pennsylvania	0.5%
Maryland	0.4%
Alabama	0.4%
Wisconsin	0.3%
Louisiana	0.2%
Virginia	0.1%
Indiana	0.1%
Mississippi	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Portfolio Composition - continued
MFS North Carolina Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
State & Local Agencies	20.0%
Universities - Colleges	18.7%
Healthcare Revenue - Hospitals	10.8%
Water & Sewer Utility Revenue	10.2%
Toll Roads	7.8%
Composition including fixed income credit quality (a)(i)
AAA	9.6%
AA	46.0%
A	21.5%
BBB	10.5%
BB	1.5%
CC	0.1%
C	1.7%
D	1.8%
Not Rated	9.2%
Cash & Cash Equivalents	(1.9)%
Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	14.1 yrs.
Jurisdiction (i)
North Carolina	82.1%
Puerto Rico	5.5%
Illinois	2.7%
Pennsylvania	1.6%
California	1.4%
Guam	1.3%
Maryland	1.2%
New York	1.2%
Virginia	1.0%
Texas	0.6%
New Jersey	0.6%
Ohio	0.5%
South Carolina	0.3%
Tennessee	0.3%
Alabama	0.3%
Connecticut	0.3%
Michigan	0.2%
Wisconsin	0.2%
Louisiana	0.2%
Florida	0.1%
Washington DC	0.1%
Indiana	0.1%
Colorado	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
4

Portfolio Composition - continued
MFS Pennsylvania Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
Healthcare Revenue - Hospitals	17.1%
Water & Sewer Utility Revenue	12.2%
General Obligations - Schools	11.1%
General Obligations - General Purpose	8.8%
Universities - Colleges	8.4%
Composition including fixed income credit quality (a)(i)
AAA	1.5%
AA	28.2%
A	43.0%
BBB	11.3%
BB	5.4%
B	1.1%
CC	0.1%
C	1.7%
D	1.6%
Not Rated	5.0%
Cash & Cash Equivalents	1.1%
Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	15.4 yrs.
Jurisdiction (i)
Pennsylvania	83.7%
Puerto Rico	5.4%
Illinois	2.2%
California	1.4%
Maryland	0.9%
New Jersey	0.8%
Michigan	0.6%
Colorado	0.6%
Tennessee	0.6%
Guam	0.5%
New York	0.5%
Texas	0.4%
Alabama	0.3%
Ohio	0.3%
Wisconsin	0.2%
Virginia	0.2%
Louisiana	0.2%
Indiana	0.1%
Florida (o)	0.0%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
5

Portfolio Composition - continued
MFS South Carolina Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
General Obligations - Schools	14.5%
State & Local Agencies	12.8%
Healthcare Revenue - Hospitals	12.6%
Water & Sewer Utility Revenue	10.4%
Transportation - Special Tax	7.9%
Composition including fixed income credit quality (a)(i)
AAA	5.1%
AA	32.8%
A	38.6%
BBB	6.5%
BB	1.6%
CC (o)	0.0%
C	2.3%
D	1.5%
Not Rated	9.9%
Cash & Cash Equivalents	1.7%
Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	13.8 yrs.
Jurisdiction (i)
South Carolina	78.1%
Puerto Rico	6.9%
Illinois	2.6%
Pennsylvania	1.5%
Tennessee	1.3%
New York	1.2%
New Jersey	1.2%
Maryland	0.7%
Texas	0.7%
Guam	0.7%
Alabama	0.7%
California	0.5%
Virginia	0.4%
Ohio	0.3%
Nebraska	0.3%
Connecticut	0.3%
Wisconsin	0.3%
Michigan	0.2%
Louisiana	0.1%
Colorado	0.1%
Washington DC	0.1%
Florida	0.1%
Indiana (o)	0.0%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
6

Portfolio Composition - continued
MFS Tennessee Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
Healthcare Revenue - Hospitals	16.5%
General Obligations - General Purpose	14.4%
Water & Sewer Utility Revenue	11.6%
Airport Revenue	8.4%
Universities - Colleges	8.0%
Composition including fixed income credit quality (a)(i)
AAA	4.3%
AA	36.0%
A	31.2%
BBB	19.0%
BB	1.6%
CC	0.2%
C	2.6%
D	1.9%
Not Rated	4.5%
Cash & Cash Equivalents	(1.3)%
Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	14.7 yrs.
Jurisdiction (i)
Tennessee	79.4%
Puerto Rico	6.8%
Guam	2.3%
Illinois	2.3%
New York	1.6%
Pennsylvania	1.6%
Maryland	1.5%
New Jersey	1.0%
Alabama	1.0%
South Carolina	0.8%
Virginia	0.6%
Iowa	0.6%
Connecticut	0.4%
U.S. Virgin Islands	0.3%
Washington DC	0.3%
Florida	0.2%
Michigan	0.2%
Texas	0.1%
Wisconsin	0.1%
Ohio	0.1%
Mississippi	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
7

Portfolio Composition - continued
MFS Virginia Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
Healthcare Revenue - Hospitals	15.8%
State & Local Agencies	13.7%
Universities - Colleges	11.1%
Water & Sewer Utility Revenue	10.2%
General Obligations - General Purpose	9.8%
Composition including fixed income credit quality (a)(i)
AAA	14.7%
AA	45.9%
A	14.2%
BBB	10.6%
BB	1.7%
B	0.3%
CC	0.3%
C	2.1%
D	1.7%
Not Rated	8.8%
Cash & Cash Equivalents	1.0%
Other	(1.3)%
Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	13.8 yrs.
Jurisdiction (i)
Virginia	76.1%
Puerto Rico	7.7%
Washington DC	5.9%
Illinois	1.8%
Tennessee	1.5%
North Carolina	1.0%
Pennsylvania	1.0%
Maryland	0.8%
Guam	0.7%
New York	0.6%
Texas	0.5%
Colorado	0.5%
New Jersey	0.4%
California	0.4%
Alabama	0.3%
Wisconsin	0.3%
Ohio	0.3%
Louisiana	0.2%
Iowa	0.1%
Michigan	0.1%
Indiana	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters (and may be negative).
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
8

Portfolio Composition - continued
MFS West Virginia Municipal Bond Fund
Portfolio structure (i)
Top five industries (i)
Healthcare Revenue - Hospitals	15.6%
Universities - Colleges	14.3%
Water & Sewer Utility Revenue	13.6%
General Obligations - General Purpose	8.5%
State & Local Agencies	7.6%
Composition including fixed income credit quality (a)(i)
AAA	2.7%
AA	28.7%
A	40.9%
BBB	10.2%
BB	1.6%
CC	1.1%
C	3.2%
D	1.9%
Not Rated	10.7%
Cash & Cash Equivalents	0.8%
Other	(1.8)%
Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	14.6 yrs.
Jurisdiction (i)
West Virginia	71.4%
Puerto Rico	9.4%
New Jersey	2.9%
New York	1.9%
Guam	1.9%
U.S. Treasury Securities (j)	1.8%
Illinois	1.6%
California	1.2%
U.S. Virgin Islands	0.9%
Ohio	0.9%
Alabama	0.9%
Maryland	0.9%
Tennessee	0.8%
South Carolina	0.8%
North Carolina	0.7%
Virginia	0.7%
Texas	0.7%
Massachusetts	0.6%
Michigan	0.4%
Wisconsin	0.2%
Pennsylvania	0.2%
Indiana	0.1%
Mississippi	0.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(j)	For the purpose of managing the fund’s duration, the fund holds treasury futures with a bond equivalent exposure of 1.8%, which reduce the fund’s interest rate exposure but not its credit exposure.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.
9

Management Review
Summary of Results
For the twelve months ended March 31, 2021, Class A shares, at net asset value, of the municipal bond funds of New York, North Carolina, Pennsylvania, Tennessee and Virginia outperformed the Bloomberg Barclays Municipal Bond Index, while the municipal bond funds of Mississippi, South Carolina and West Virginia underperformed the same benchmark. The performance of the individual funds and the benchmark are set forth in the Performance Summary.
Market Environment
Markets experienced an unusually rapid recovery after sliding in response to the initial wave of the coronavirus pandemic. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures meant to slow the spread of the virus. More fiscal firepower is now being deployed. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed. There remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, we saw the threat of resurgent inflation resulting from monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Municipal markets experienced challenges as well over the last twelve months, enduring several months of severe stress early in the period and then recovering sharply to deliver mid-single-digit returns for the year among investment grade-rated assets. High yield municipals delivered even stronger returns, up roughly mid-double digits for the trailing period. As in other risk markets, differentiation was the theme for much of 2020 as the pandemic widened the fundamental gap between stronger and weaker credits. Ratings agencies responded with downgrades, however, the level of defaults remained contained. Many municipalities entered the downturn in a position of strength after years of growth that bolstered their financial condition. Additionally, the robust stimulus from policymakers and liquidity supplied by the US Federal Reserve had positive effects on the economy and flow of credit, and tax revenues have been more resilient than forecasted. Better-than-expected news on the efficacy of the COVID-19 vaccine bolstered the economic outlook and potential for fundamental improvement in the asset class in 2021. In the latter months of the period, technicals further fueled the rally as inflows in the first quarter of 2021 were the largest in any first quarter in history.
Valuations compressed from the extreme widening that occurred in March 2020. At the end of the period, spreads across much of the municipal market had returned to pre-selloff levels, suggestive of little potential for tightening from here. The same positive trends that drove the fundamental improvement of municipal credits have also caused US Treasury rates to rise, which negatively impacted municipal bond returns.
Factors Affecting Performance
Across all funds, an out-of-benchmark exposure to non-rated(r) securities contributed to performance relative to the Bloomberg Barclays Municipal Bond Index. A longer duration(d) stance also benefited all funds, with the exception of the municipal bond fund of West Virginia, as interest rates generally declined over the reporting period.
10

Management Review - continued
In contrast, bond selection within the health care sector, and security selection within “A” rated bonds, detracted from relative performance across all funds, with the exception of the municipal bond fund of North Carolina. Yield curve(y) positioning, particularly a greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, was another area of relative weakness for all funds.
Respectfully,
Portfolio Manager(s)
Michael Dawson
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
11

Performance Summary THROUGH 3/31/21
The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Bloomberg Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
MFS Mississippi Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/06/92	5.20%	2.79%	4.00%	N/A
B	9/07/93	4.63%	2.14%	3.31%	N/A
I	4/01/16	5.41%	2.90%	N/A	2.90%
R6	8/01/17	5.48%	N/A	N/A	3.44%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.73%	1.90%	3.55%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	0.63%	1.77%	3.31%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
12

Performance Summary  - continued
MFS New York Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/06/88	6.32%	3.23%	4.39%	N/A
B	9/07/93	5.63%	2.48%	3.63%	N/A
C	12/11/00	5.63%	2.46%	3.61%	N/A
I	4/01/16	6.65%	3.50%	N/A	3.50%
R6	8/01/17	6.72%	N/A	N/A	3.88%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	1.80%	2.34%	3.94%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	1.63%	2.12%	3.63%	N/A
C With CDSC (1% for 12 months) (v)	4.63%	2.46%	3.61%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
13

Performance Summary  - continued
MFS North Carolina Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	6.42%	2.84%	4.00%	N/A
B	9/07/93	5.64%	2.10%	3.23%	N/A
C	1/03/94	5.63%	2.09%	3.23%	N/A
I	4/01/16	6.64%	3.13%	N/A	3.13%
R6	8/01/17	6.71%	N/A	N/A	3.61%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	1.90%	1.95%	3.55%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	1.64%	1.73%	3.23%	N/A
C With CDSC (1% for 12 months) (v)	4.63%	2.09%	3.23%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
14

Performance Summary  - continued
MFS Pennsylvania Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/01/93	6.21%	3.54%	4.63%	N/A
B	9/07/93	5.32%	2.77%	3.84%	N/A
I	4/01/16	6.18%	3.63%	N/A	3.63%
R6	8/01/17	6.35%	N/A	N/A	4.13%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	1.70%	2.64%	4.18%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	1.32%	2.40%	3.84%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
15

Performance Summary  - continued
MFS South Carolina Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	5.18%	2.75%	3.80%	N/A
B	9/07/93	4.50%	2.01%	3.04%	N/A
I	4/01/16	5.53%	3.03%	N/A	3.03%
R6	8/01/17	5.59%	N/A	N/A	3.56%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.71%	1.86%	3.36%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	0.50%	1.64%	3.04%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
16

Performance Summary  - continued
MFS Tennessee Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/12/88	6.38%	2.76%	3.80%	N/A
B	9/07/93	5.49%	2.00%	3.02%	N/A
I	4/01/16	6.59%	3.01%	N/A	3.01%
R6	8/01/17	6.67%	N/A	N/A	3.47%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	1.86%	1.87%	3.35%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	1.49%	1.63%	3.02%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
17

Performance Summary  - continued
MFS Virginia Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	5.94%	2.95%	4.03%	N/A
B	9/07/93	5.16%	2.18%	3.25%	N/A
C	1/03/94	5.25%	2.18%	3.25%	N/A
I	4/01/16	6.26%	3.22%	N/A	3.22%
R6	8/01/17	6.23%	N/A	N/A	3.75%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	1.44%	2.06%	3.58%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	1.16%	1.81%	3.25%	N/A
C With CDSC (1% for 12 months) (v)	4.25%	2.18%	3.25%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
18

Performance Summary  - continued
MFS West Virginia Municipal Bond Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	4.81%	2.75%	3.76%	N/A
B	9/07/93	3.93%	1.96%	2.98%	N/A
I	4/01/16	4.94%	3.00%	N/A	3.00%
R6	8/01/17	5.13%	N/A	N/A	3.47%
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	0.35%	1.86%	3.31%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(0.07)%	1.59%	2.98%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Barclays Municipal Bond Index(a) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
19

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.
20

Expense Tables
Fund expenses borne by the shareholders during the period, October 1, 2020 through March 31, 2021
As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2020 through March 31, 2021.
Actual Expenses
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
MFS MISSISSIPPI MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.80%	$1,000.00	$1,017.83	$4.02
	Hypothetical (h)	0.80%	$1,000.00	$1,020.94	$4.03
B	Actual	1.45%	$1,000.00	$1,014.54	$7.28
	Hypothetical (h)	1.45%	$1,000.00	$1,017.70	$7.29
I	Actual	0.70%	$1,000.00	$1,018.33	$3.52
	Hypothetical (h)	0.70%	$1,000.00	$1,021.44	$3.53
R6	Actual	0.64%	$1,000.00	$1,018.64	$3.22
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
21

Expense Tables - continued
MFS NEW YORK MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.83%	$1,000.00	$1,033.22	$4.21
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
B	Actual	1.58%	$1,000.00	$1,029.43	$7.99
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
C	Actual	1.58%	$1,000.00	$1,029.40	$7.99
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
I	Actual	0.58%	$1,000.00	$1,034.15	$2.94
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R6	Actual	0.52%	$1,000.00	$1,034.45	$2.64
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62
MFS NORTH CAROLINA MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.83%	$1,000.00	$1,022.78	$4.19
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
B	Actual	1.58%	$1,000.00	$1,019.00	$7.95
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
C	Actual	1.58%	$1,000.00	$1,018.98	$7.95
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
I	Actual	0.58%	$1,000.00	$1,024.38	$2.93
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R6	Actual	0.51%	$1,000.00	$1,024.73	$2.57
	Hypothetical (h)	0.51%	$1,000.00	$1,022.39	$2.57
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
22

Expense Tables - continued
MFS PENNSYLVANIA MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.76%	$1,000.00	$1,025.29	$3.84
	Hypothetical (h)	0.76%	$1,000.00	$1,021.14	$3.83
B	Actual	1.51%	$1,000.00	$1,020.50	$7.61
	Hypothetical (h)	1.51%	$1,000.00	$1,017.40	$7.59
I	Actual	0.66%	$1,000.00	$1,025.44	$3.33
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33
R6	Actual	0.59%	$1,000.00	$1,025.78	$2.98
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.84%	$1,000.00	$1,017.73	$4.23
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.60%	$1,000.00	$1,013.97	$8.03
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05
I	Actual	0.59%	$1,000.00	$1,018.88	$2.97
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R6	Actual	0.52%	$1,000.00	$1,019.17	$2.62
	Hypothetical (h)	0.52%	$1,000.00	$1,022.34	$2.62
MFS TENNESSEE MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.86%	$1,000.00	$1,024.96	$4.34
	Hypothetical (h)	0.86%	$1,000.00	$1,020.64	$4.33
B	Actual	1.61%	$1,000.00	$1,020.20	$8.11
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10
I	Actual	0.61%	$1,000.00	$1,026.14	$3.08
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07
R6	Actual	0.54%	$1,000.00	$1,026.52	$2.73
	Hypothetical (h)	0.54%	$1,000.00	$1,022.24	$2.72
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
23

Expense Tables - continued
MFS VIRGINIA MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.82%	$1,000.00	$1,017.82	$4.13
	Hypothetical (h)	0.82%	$1,000.00	$1,020.84	$4.13
B	Actual	1.57%	$1,000.00	$1,014.05	$7.88
	Hypothetical (h)	1.57%	$1,000.00	$1,017.10	$7.90
C	Actual	1.57%	$1,000.00	$1,014.93	$7.89
	Hypothetical (h)	1.57%	$1,000.00	$1,017.10	$7.90
I	Actual	0.57%	$1,000.00	$1,019.87	$2.87
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87
R6	Actual	0.49%	$1,000.00	$1,019.21	$2.47
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
MFS WEST VIRGINIA MUNICIPAL BOND FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.87%	$1,000.00	$1,015.83	$4.37
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.62%	$1,000.00	$1,011.17	$8.12
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.62%	$1,000.00	$1,016.55	$3.12
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13
R6	Actual	0.54%	$1,000.00	$1,016.96	$2.72
	Hypothetical (h)	0.54%	$1,000.00	$1,022.24	$2.72
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the MFS Virginia Municipal Bond Fund, expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
24

Portfolio of Investments
3/31/21
MFS Mississippi Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 99.5%
Airport Revenue – 0.6%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$115,000	$ 122,842
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	75,000	76,967
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	45,000	51,571
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	230,000	263,584
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	35,000	39,840
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	60,000	68,296
		$ 623,100
General Obligations - General Purpose – 23.4%
Biloxi, MS, Development Bank Special Obligation, 4%, 3/01/2037	$500,000	$ 580,941
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	220,000	215,057
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 10/01/2031 (Prerefunded 10/01/2021)	625,000	642,130
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	45,000	50,229
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	30,000	32,629
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2033	65,000	73,003
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2035	50,000	61,478
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	20,000	22,240
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	135,000	149,731
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	1,025,000	804,625
Hattiesburg, MS, Development Bank Special Obligation, 5.25%, 2/01/2049	750,000	921,329
Jackson, MS, General Obligation Refunding, 5%, 3/01/2027	700,000	854,109
Jackson, MS, General Obligation Refunding, 5%, 3/01/2028	550,000	683,729
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Mississippi Development Bank Special Obligation (City of Jackson, Mississippi General Obligation Capital City Convention Center Refunding Project), 5%, 3/01/2025	$1,000,000	$ 1,153,062
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	1,000,000	1,351,062
Mississippi Development Bank Special Obligation (Hattiesburg General Obligation Project), 4%, 2/01/2045	500,000	577,039
Mississippi Development Bank Special Obligation (Hattiesburg, Mississippi General Obligation Bond Project), 4%, 2/01/2044	115,000	131,179
Mississippi Development Bank Special Obligation (Hinds County), 5%, 11/01/2032	500,000	610,049
Mississippi Development Bank Special Obligation (Hinds County), 4%, 11/01/2042	500,000	567,109
Mississippi Development Bank Special Obligation (Lauderdale County, Mississippi General Obligation Bond Project), 5%, 3/01/2028 (w)	300,000	377,137
Mississippi Development Bank Special Obligation (Lauderdale County, Mississippi General Obligation Bond Project), 5%, 3/01/2029 (w)	200,000	249,441
Mississippi Development Bank Special Obligation (Lauderdale County, Mississippi General Obligation Bond Project), 5%, 3/01/2031 (w)	200,000	246,903
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2031	1,000,000	1,216,100
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2032	1,000,000	1,213,709
Mississippi Development Bank Special Obligation (Vicksburg, Mississippi Sports Complex General Obligation Bond Project), BAM, 5%, 7/01/2048	1,000,000	1,215,402
Mississippi General Obligation, “A”, 5%, 6/01/2031	1,000,000	1,322,035
Mississippi General Obligation, “B”, 3%, 10/01/2035	875,000	972,876
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	150,000	157,636
State of Illinois, General Obligation, 5.5%, 5/01/2039	150,000	184,542
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	95,000	114,355
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	140,000	170,841
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	130,000	160,350

25

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - General Purpose – continued
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	$190,000	$ 236,958
State of Mississippi, “A”, 5%, 10/01/2033	1,000,000	1,236,955
State of Mississippi, “A”, 5%, 11/01/2036	1,000,000	1,210,936
State of Mississippi, “B”, 5%, 12/01/2033	1,000,000	1,214,915
State of Mississippi, “B”, 4%, 10/01/2036	1,000,000	1,199,087
State of Mississippi, “B”, 4%, 10/01/2038	1,000,000	1,186,602
State of Mississippi, “D”, 4%, 12/01/2030	1,000,000	1,179,948
State of Mississippi, Capital Improvement Projects, “A”, 5%, 10/01/2030 (Prerefunded 10/01/2021)	1,000,000	1,023,994
		$ 25,571,452
General Obligations - Schools – 12.0%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$20,000	$ 24,148
Lamar County, MS, School District, 5%, 9/01/2031 (Prerefunded 9/01/2023)	1,095,000	1,220,225
Mississippi Development Bank Special Obligation (Canton Public School District), AGM, 5%, 12/01/2031	1,000,000	1,171,937
Mississippi Development Bank Special Obligation (Clinton Public School District), 4%, 4/01/2036	500,000	583,539
Mississippi Development Bank Special Obligation (Clinton Public School District), 4%, 4/01/2037	500,000	581,579
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2031	500,000	554,768
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2032	500,000	553,892
Mississippi Development Bank Special Obligation (Hinds County School District), 5%, 3/01/2043	450,000	544,277
Mississippi Development Bank Special Obligation (Jackson Public School District), BAM, 5.25%, 10/01/2037	1,000,000	1,263,275
Mississippi Development Bank Special Obligation (Vicksburg Warren School District General Obligation Project), BAM, 5%, 3/01/2048	1,500,000	1,850,213
Mississippi Development Bank Special Obligation Lafayette County School District General Obligation Bond Project), BAM, 5%, 4/01/2030	100,000	129,021
Mississippi Development Bank Special Obligation, (Mississippi Gulf Coast Community College District Facilities Construction and Refinancing Project), 5%, 12/01/2026	515,000	632,624
Natchez-Adams, MS, School District Trust Certificates, 5%, 2/01/2025	470,000	542,195
Issuer	Shares/Par	Value ($)

General Obligations - Schools – continued
Natchez-Adams, MS, School District Trust Certificates, 5%, 2/01/2026	$145,000	$ 172,186
Natchez-Adams, MS, School District Trust Certificates, 5%, 2/01/2030	1,245,000	1,596,458
Rankin County, MS, Development Bank Special Obligation (School District General Obligation Project), 4%, 6/01/2043	750,000	847,488
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/2035	1,020,000	771,067
		$ 13,038,892
Healthcare Revenue - Hospitals – 7.9%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	$5,000	$ 5,548
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	10,000	12,126
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	5,000	6,018
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	50,000	55,477
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	500,000	581,588
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2030	465,000	574,762
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “S”, 4%, 7/01/2041	535,000	611,738
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	20,000	20,079
Mississippi Hospital Equipment & Facilities Authority Refunding Rev. (Forrest County General Hospital Refunding Project), “A”, 5%, 1/01/2028	575,000	709,569
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,000,000	1,054,959
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2044 (Put Date 9/01/2025)	500,000	571,978
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2040	1,000,000	1,133,141
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “I”, 5%, 10/01/2026	585,000	711,281

26

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “IV”, 5%, 10/01/2037	$1,500,000	$ 1,857,972
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	655,000	719,376
		$ 8,625,612
Industrial Revenue - Other – 0.3%
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	$290,000	$ 329,561
Industrial Revenue - Paper – 1.7%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	$750,000	$ 794,774
Warren County, MS, Environmental Improvement Rev. (International Paper Co. Project), “B”, 1.6%, 8/01/2027 (Put Date 6/16/2025)	1,000,000	1,030,019
		$ 1,824,793
Miscellaneous Revenue - Other – 1.2%
Mississippi Development Bank Special Obligation (Itwamba Community College Capital Improvement Project), 5%, 10/01/2029	$280,000	$ 362,469
Mississippi Development Bank Special Obligation (Itwamba Community College Capital Improvement Project), 5%, 10/01/2030	720,000	940,738
		$ 1,303,207
Sales & Excise Tax Revenue – 6.3%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$295,000	$ 304,407
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	270,000	303,606
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	40,000	47,186
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	80,000	96,638
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	80,000	98,607
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	15,000	18,790
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	35,000	44,499
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	35,000	43,322
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	45,000	55,830
Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue – continued
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	$35,000	$ 39,902
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	30,000	34,101
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	750,000	998,685
Mississippi Development Bank Special Obligation (Jackson Sales Tax Rev. Infrastructure Project), 5%, 9/01/2030	1,650,000	2,135,959
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	20,000	21,676
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	929,000	1,022,996
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	203,000	217,153
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	71,000	75,950
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	1,000	1,072
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	33,000	35,709
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	2,000	1,877
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	38,000	33,291
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	7,000	5,765
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	346,000	264,808
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	330,000	234,242
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	1,891,000	577,076
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	115,000	124,970
		$ 6,838,117
Single Family Housing - State – 4.5%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, GNMA, 4%, 11/15/2047	$350,000	$ 378,284

27

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Single Family Housing - State – continued
Iowa Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2047	$380,000	$ 410,333
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	405,000	452,720
Mississippi Home Corp., Single Family Mortgage Rev., “A”, 3.75%, 12/01/2035	750,000	830,695
Mississippi Home Corp., Single Family Mortgage Rev., “A”, FNMA, 3.875%, 12/01/2043	280,000	302,999
Mississippi Home Corp., Single Family Mortgage Rev., “A”, GNMA, 3%, 12/01/2050	500,000	547,843
Mississippi Home Corp., Single Family Mortgage Rev., “B”, GNMA, 2.875%, 12/01/2043	1,000,000	1,037,371
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	415,000	445,706
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4.25%, 1/01/2050	430,000	477,382
		$ 4,883,333
State & Local Agencies – 8.9%
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	$25,000	$ 30,762
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	25,000	30,618
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	10,000	12,202
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047 (Prerefunded 5/01/2028)	115,000	146,964
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	225,000	267,554
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2023 (Prerefunded 7/01/2021)	345,000	349,003
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2024 (Prerefunded 7/01/2021)	360,000	364,177
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2025 (Prerefunded 7/01/2021)	380,000	384,409
Issuer	Shares/Par	Value ($)

State & Local Agencies – continued
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2029 (Prerefunded 1/01/2023)	$500,000	$ 542,188
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2030 (Prerefunded 1/01/2023)	500,000	542,188
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), ETM, 5%, 1/01/2026 (Prerefunded 1/01/2023)	2,105,000	2,282,610
Mississippi Development Bank Special Obligation (Jackson County), AGM, 5%, 7/01/2022 (Prerefunded 7/01/2021)	500,000	505,862
Mississippi Development Bank Special Obligation (Laurel Highway Refunding Project), “B”, 4%, 1/01/2022	735,000	755,221
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/2036	500,000	501,591
Mississippi Development Bank Special Obligation (Singing River Health System), AGM, 5.375%, 7/01/2036 (Prerefunded 7/01/2021)	500,000	506,310
Mississippi Development Bank Special Obligation (Tupelo Public Improvement Rev. Project), 5%, 7/01/2049	1,500,000	1,843,063
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	100,000	120,080
New Jersey Economic Development Authority Rev. (School Facilities Construction), “LLL”, 5%, 6/15/2039	210,000	254,517
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	280,000	305,846
		$ 9,745,165
Student Loan Revenue – 0.1%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$45,000	$ 44,453
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	110,000	110,706
		$ 155,159
Tax - Other – 4.1%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$455,000	$ 535,979
Mississippi Development Bank Special Obligation (Jackson Public School District Limited Tax Refunding Note Project), “B”, 5%, 10/01/2023	785,000	836,955
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	510,000	521,813

28

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – continued
State of Mississippi, Gaming Tax Rev., “A”, 4%, 10/15/2038	$1,000,000	$ 1,121,426
State of Mississippi, Gaming Tax Rev., “E”, 5%, 10/15/2030	1,305,000	1,498,574
		$ 4,514,747
Tobacco – 0.6%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$70,000	$ 87,669
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	1,285,000	194,303
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	420,000	423,846
		$ 705,818
Toll Roads – 0.7%
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$110,000	$ 125,506
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	85,000	96,369
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	160,000	169,192
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	310,000	324,091
		$ 715,158
Transportation - Special Tax – 2.4%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	$10,000	$ 10,255
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	910,000	1,024,387
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	555,000	616,462
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	350,000	351,681
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	255,000	270,228
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	60,000	72,836
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2050	40,000	48,277
Issuer	Shares/Par	Value ($)

Transportation - Special Tax – continued
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	$165,000	$ 197,191
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5.25%, 12/15/2021	55,000	56,907
		$ 2,648,224
Universities - Colleges – 11.7%
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	$920,000	$ 1,190,341
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AAC, 5.5%, 12/01/2023	470,000	509,884
Mississippi State University, Educational Building Corp. Refunding Rev. (Mississippi State University Facilities Refinancing), “A”, 4%, 8/01/2043	600,000	679,390
Mississippi State University, Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/2031	500,000	582,406
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038 (Prerefunded 8/01/2023)	1,000,000	1,117,436
Mississippi State University, Educational Building Corp. Rev. (Residence Hall Construction and Refunding Project), 5%, 8/01/2036 (Prerefunded 8/01/2021)	1,585,000	1,610,065
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 4%, 6/01/2047	1,000,000	1,104,398
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 5%, 6/01/2047	1,250,000	1,474,221
University of Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 10/01/2028	115,000	147,412
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), 5%, 9/01/2034	1,480,000	1,750,153
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 3/01/2028	745,000	858,974
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), “A”, 5%, 9/01/2035	1,515,000	1,791,690
		$ 12,816,370

29

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Dormitories – 0.1%
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2056	$50,000	$ 58,720
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$220,000	$ 225,500
Utilities - Municipal Owned – 2.8%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	$315,000	$ 351,609
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	75,000	83,185
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	85,000	93,892
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), AGM, 5%, 3/01/2035	500,000	581,170
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	240,000	217,200
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	35,000	31,675
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	10,000	9,075
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	90,000	81,675
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	10,000	9,025
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	90,000	81,450
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	150,000	135,750
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	15,000	15,027
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	80,000	80,147
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	50,000	44,313
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	10,000	10,024
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	5,000	4,525
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	120,000	108,600
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2024	500,000	524,028
Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	$60,000	$ 60,137
Puerto Rico Electric Power Authority Rev., “V”, NPFG, 5.25%, 7/01/2033	55,000	60,944
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	105,000	116,319
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	10,000	11,064
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	10,000	9,088
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	15,000	13,613
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	60,000	53,475
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	65,000	58,987
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	60,000	54,450
		$ 3,009,147
Utilities - Other – 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$185,000	$ 188,741
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	95,000	101,471
		$ 290,212
Water & Sewer Utility Revenue – 9.7%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	$30,000	$ 34,179
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	145,000	162,484
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	30,000	33,196
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	30,000	32,823
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	120,000	144,224
Jackson County, MS, Utility Authority Rev. (Water and Wastewater Treatment System), AGM, 5%, 9/01/2040	2,000,000	2,236,344
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2032	25,000	28,422
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NPFG, 5%, 7/01/2036	30,000	33,982

30

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	$15,000	$ 17,032
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	35,000	39,658
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	750,000	863,503
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), “A”, AGM, 5%, 9/01/2023	1,220,000	1,242,429
Mississippi Development Bank Special Obligation (Meridian Combined Water and Sewer Rev. Project), BAM, 4%, 7/01/2045	1,305,000	1,519,466
Mississippi Development Bank Special Obligation (Meridian Combined Water and Sewer Rev. Project), BAM, 4%, 7/01/2050	1,500,000	1,736,642
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2043	1,000,000	1,217,875
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	$1,000,000	$ 1,209,659
		$ 10,551,918
Total Municipal Bonds (Identified Cost, $102,074,601)		$108,474,205
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$161,000	$ 140,603
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	300,000	85,441
Total Bonds (Identified Cost, $241,356)		$ 226,044
Investment Companies (h) – 0.0%
Money Market Funds – 0.0%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $38,650)	38,650	$ 38,650
Other Assets, Less Liabilities – 0.3%		317,757
Net Assets – 100.0%		$109,056,656
See Portfolio Footnotes and Notes to Financial Statements

31

Portfolio of Investments
3/31/21
MFS New York Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.7%
Airport Revenue – 2.8%
Albany County, NY, Airport Authority Rev., “A”, 5%, 12/15/2043	$1,500,000	$ 1,791,060
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	245,000	261,707
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	170,000	174,458
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2040	1,500,000	1,668,499
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2028	650,000	723,310
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2029	500,000	555,612
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2035	1,000,000	1,207,945
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2038	1,000,000	1,197,075
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	103,142
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	15,000	17,190
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	91,062
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	130,000	147,976
		$ 7,939,036
General Obligations - General Purpose – 12.6%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$615,000	$ 601,182
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	45,000	45,785
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	2,935,000	2,303,975
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	165,000	170,347
Nassau County, NY, General Improvement, “B”, 5%, 4/01/2023	1,820,000	1,989,496
Nassau County, NY, General Improvement, “B”, AGM, 5%, 7/01/2035	2,175,000	2,696,210
Nassau County, NY, General Improvement, “B”, AGM, 5%, 7/01/2037	3,000,000	3,701,920
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
New York, NY, “B-1”, 5%, 12/01/2041	$3,000,000	$ 3,580,830
New York, NY, “D-1”, 5%, 12/01/2038	2,000,000	2,469,720
New York, NY, “J”, FGIC, 5.5%, 2/15/2026	5,000	5,020
New York, NY, General Obligation, “A”, 3%, 3/15/2035	3,000,000	3,407,902
New York, NY, General Obligation, “F-1”, 5%, 4/01/2043	3,000,000	3,624,153
Oyster Bay, NY, Public Improvement Rev., AGM, 4%, 3/01/2026	350,000	405,697
Oyster Bay, NY, Public Improvement Rev., AGM, 4%, 3/01/2027	2,550,000	3,014,106
Oyster Bay, NY, Public Improvement Rev., AGM, 4%, 3/01/2028	850,000	1,021,230
Poughkeepsie, NY, Dutchess County Public Improvement, 5%, 6/01/2031	635,000	704,704
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	115,000	120,854
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AAC, 5.45%, 7/01/2030	270,000	278,128
State of Illinois, 5%, 6/01/2021	1,705,000	1,716,951
State of Illinois, General Obligation, 5.5%, 5/01/2039	215,000	264,510
State of Illinois, General Obligation, 5.75%, 5/01/2045	200,000	248,789
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	245,000	294,915
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	365,000	445,406
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	335,000	413,210
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	490,000	611,101
Yonkers, NY, General Obligation, “A”, AGM, 5%, 2/15/2033	300,000	393,648
Yonkers, NY, General Obligation, “A”, AGM, 5%, 2/15/2034	300,000	391,289
Yonkers, NY, School District, “B”, AGM, 5%, 2/15/2033	360,000	472,377
Yonkers, NY, School District, “B”, AGM, 5%, 2/15/2034	380,000	496,036
		$ 35,889,491
Healthcare Revenue - Hospitals – 8.1%
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2050	$2,000,000	$ 2,223,395
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2026	450,000	521,805

32

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2027	$300,000	$ 347,266
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2029	590,000	676,060
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems, Inc. Project), 4%, 7/01/2041	1,500,000	1,620,894
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems, Inc. Project), “A”, 5%, 7/01/2044 (Prerefunded 7/01/2024)	1,000,000	1,148,224
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), “A”, 5%, 11/01/2037	2,000,000	2,318,241
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	215,000	218,125
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041 (Prerefunded 7/01/2021)	245,000	248,635
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2030	1,250,000	1,545,060
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	40,000	40,158
Monroe County, NY, Industrial Development Corp. Rev. (Rochester General Hospital Project), 5%, 12/01/2046	2,000,000	2,294,906
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2032	1,000,000	1,117,739
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	170,000	192,038
New York Dormitory Authority Rev. (Maimonides Medical Center), FHA, 4%, 8/01/2043	1,000,000	1,136,162
New York Dormitory Authority Rev. (Montefiore Obligated Group), “A”, 4%, 9/01/2045	1,500,000	1,683,476
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2035 (n)	800,000	916,658
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 4%, 12/01/2037	1,000,000	1,136,578
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
Oneida County, NY, Local Development Corp. Rev. (Mohawk Valley Health System Project), “A”, AGM, 4%, 12/01/2038	$1,000,000	$ 1,133,284
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	1,290,000	1,438,585
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028 (Prerefunded 7/01/2021)	145,000	146,650
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028	855,000	864,194
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030	130,000	130,466
		$ 23,098,599
Healthcare Revenue - Long Term Care – 1.9%
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d/b/a/ Jefferson's Ferry Project), 5.25%, 11/01/2036	$1,000,000	$ 1,143,873
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d/b/a/ Jefferson's Ferry Project), “A”, 4%, 11/01/2045	2,000,000	2,095,329
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Orchard Park CCRC, Inc. Project), 5%, 11/15/2037	750,000	814,124
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Kendal at Ithaca, Inc. Project), “A”, 5%, 7/01/2044	915,000	982,461
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	355,000	345,267
		$ 5,381,054
Industrial Revenue - Airlines – 2.6%
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	$1,000,000	$ 1,013,180
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.375%, 8/01/2036	1,000,000	1,199,953
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2034	1,000,000	1,189,342
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2036	2,000,000	2,367,274

33

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Industrial Revenue - Airlines – continued
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4.375%, 10/01/2045	$1,500,000	$ 1,711,774
		$ 7,481,523
Industrial Revenue - Environmental Services – 0.4%
New York Environmental Facilities Corp. Rev., Solid Waste Disposal (Casella Waste Management, Inc. Project), 2.75%, 9/01/2050 (Put Date 9/02/2025) (n)	$1,000,000	$ 1,029,402
Industrial Revenue - Other – 0.8%
Onandaga County, NY, Industrial Development Agency Sewer Facilities Rev. (Bristol-Meyers Squibb Co. Project), 5.75%, 3/01/2024	$1,000,000	$ 1,145,000
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	200,000	204,383
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	365,000	405,645
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	495,000	562,526
		$ 2,317,554
Industrial Revenue - Paper – 0.4%
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 4.5%, 1/01/2025 (n)	$985,000	$ 1,049,880
Miscellaneous Revenue - Other – 5.7%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$205,000	$ 221,463
New York City Convention Center Development Corp., Capital Appreciation, “B”, AGM, 0%, 11/15/2043	680,000	366,909
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	1,940,000	2,116,945
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040 (n)	1,500,000	1,669,942
New York Liberty Development Corp., Liberty Rev. (4 World Trade Center Project), 5%, 11/15/2044	1,000,000	1,026,625
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,665,000	1,732,163
Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other – continued
New York, NY, Industrial Development Agency Pilot Refunding Rev., (Queens Stadium Project), “A”, AGM, 5%, 1/01/2029	$1,250,000	$ 1,597,250
New York, NY, Industrial Development Agency Pilot Refunding Rev., (Queens Stadium Project), “A”, AGM, 5%, 1/01/2030	1,500,000	1,942,454
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	3,000,000	3,137,050
New York, NY, Trust for Cultural Resources Refunding Rev. (Carnegie Hall), 5%, 12/01/2038	250,000	305,039
New York, NY, Trust for Cultural Resources Refunding Rev. (Carnegie Hall), 5%, 12/01/2039	250,000	304,316
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2034	750,000	751,824
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	1,000,000	1,000,341
		$ 16,172,321
Multi-Family Housing Revenue – 3.1%
New York Housing Finance Agency Affordable Housing Rev. (Climate Bond), “B”, 3.7%, 11/01/2038	$1,450,000	$ 1,567,845
New York Housing Finance Agency Affordable Housing Rev. (Climate Bond), “I”, 4%, 11/01/2043	1,015,000	1,110,857
New York, NY, City Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “E”, 3.5%, 2/15/2048	106,740	108,214
New York, NY, City Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	750,000	780,325
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Neighborhood Bonds), “A-3-A”, 3.8%, 11/01/2039	2,000,000	2,164,420
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Neighborhood Bonds), “C-1-A”, 3.95%, 11/01/2048	2,810,000	2,997,831
		$ 8,729,492
Port Revenue – 4.0%
Port Authority of NY & NJ (205th Series), 5%, 11/15/2042	$2,000,000	$ 2,428,474
Port Authority of NY & NJ (211th Series), 4%, 9/01/2043	2,000,000	2,285,801
Port Authority of NY & NJ (220th Series), 5%, 11/01/2044	3,000,000	3,639,792
Port Authority of NY & NJ (221st Series), 4%, 7/15/2045	2,000,000	2,259,404

34

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Port Revenue – continued
Port Authority of NY & NJ (226th Series), 5%, 10/15/2032 (w)	$500,000	$ 644,018
		$ 11,257,489
Sales & Excise Tax Revenue – 3.3%
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	$750,000	$ 843,350
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	110,000	129,762
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	235,000	283,875
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	210,000	258,843
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	45,000	56,369
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	105,000	133,498
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	95,000	117,588
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	130,000	161,286
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	55,000	62,702
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	40,000	45,468
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	60,000	68,294
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	63,000	68,280
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	2,186,000	2,407,180
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	567,000	606,531
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	210,000	224,641
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	4,000	4,289
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	90,000	97,389
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	8,000	7,508
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	103,000	90,236
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	17,000	14,001
Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	$942,000	$ 720,950
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	904,000	641,681
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	5,509,000	1,681,182
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	440,000	478,146
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	100,000	103,866
		$ 9,306,915
Secondary Schools – 1.5%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	$1,000,000	$ 1,100,178
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	750,000	775,099
Build NYC Resource Corp. Rev. (Packer Collegiate Institute Project), 5%, 6/01/2040	675,000	747,594
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2034	450,000	499,976
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2035	500,000	554,816
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2036	645,000	714,647
		$ 4,392,310
Single Family Housing - State – 3.2%
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	$1,090,000	$ 1,218,433
New York Mortgage Agency Homeowner Mortgage Rev., 4%, 10/01/2037	2,410,000	2,605,995
New York Mortgage Agency Rev., “212”, AMT, 3.7%, 10/01/2033	2,000,000	2,134,545
New York Mortgage Agency Rev., “217”, 3.625%, 4/01/2039	955,000	1,035,858

35

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Single Family Housing - State – continued
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4.25%, 1/01/2050	$1,160,000	$ 1,287,820
Texas Department of Housing & Community Affairs Residential Mortgage Rev., “A”, FNMA, 4.75%, 1/01/2049	735,000	826,580
		$ 9,109,231
State & Local Agencies – 6.1%
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	$1,430,000	$ 1,401,696
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	30,000	35,635
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	15,000	19,008
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	10,000	12,588
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	10,000	11,517
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	35,000	40,192
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	30,000	34,317
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	30,000	34,187
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	45,000	51,119
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	35,000	39,674
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	40,000	45,261
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	25,000	28,202
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	265,000	318,212
New Jersey Economic Development Authority Rev. (School Facilities Construction), “LLL”, 5%, 6/15/2039	615,000	745,371
New York Dormitory Authority Rev., State Personal Income Tax, “A”, 3%, 3/15/2042	2,500,000	2,616,693
Issuer	Shares/Par	Value ($)

State & Local Agencies – continued
New York Dormitory Authority Rev., State Personal Income Tax, “A” (Group C), 5%, 2/15/2037	$1,000,000	$ 1,202,569
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 2/15/2040	830,000	861,192
New York Urban Development Corp., State Personal Income Tax Rev., “C”, 5%, 3/15/2034	2,000,000	2,459,001
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 7/15/2040	2,000,000	2,024,554
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	3,000,000	3,659,731
New York, NY, Educational Construction Fund Rev., “A”, 5.75%, 4/01/2033	1,860,000	1,864,985
		$ 17,505,704
Tax - Other – 8.1%
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	$2,000,000	$ 772,076
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	190,000	215,499
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	100,000	113,149
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	300,000	333,933
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2/15/2042	2,000,000	2,343,480
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, Unrefunded Balance, 5.75%, 2/15/2047	1,120,000	1,124,321
New York, NY, City Transitional Finance Authority Rev., “A-3”, 4%, 8/01/2043	3,000,000	3,402,713
New York, NY, City Transitional Finance Authority Rev., “B-1”, 5%, 8/01/2038	1,175,000	1,445,414
New York, NY, City Transitional Finance Authority Rev., “B-1”, 4%, 8/01/2042	2,000,000	2,258,508
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2/01/2027	3,000,000	3,013,115
New York, NY, City Transitional Finance Authority Rev., “E-1”, 5%, 2/01/2035	2,300,000	2,780,323
New York, NY, City Transitional Finance Authority Rev., “E-1”, 5%, 2/01/2043	2,500,000	2,981,210
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	350,000	358,107
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	425,000	457,512
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	1,215,000	1,336,219

36

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – continued
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	$165,000	$ 190,535
		$ 23,126,114
Tobacco – 1.8%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037 (Prerefunded 6/01/2022)	$765,000	$ 818,948
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	180,000	225,433
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	3,650,000	551,912
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	355,000	358,251
New York Counties Tobacco Trust II, 5.625%, 6/01/2035	55,000	55,214
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 6/01/2032	750,000	773,026
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	1,000,000	1,204,477
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2036	1,000,000	1,200,522
		$ 5,187,783
Toll Roads – 3.0%
Buffalo & Fort Erie, NY, Public Bridge Authority Toll System Rev., 5%, 1/01/2042	$1,000,000	$ 1,167,461
Buffalo & Fort Erie, NY, Public Bridge Authority Toll System Rev., 5%, 1/01/2047	1,000,000	1,159,938
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	2,000,000	2,347,140
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	205,000	233,897
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	170,000	192,738
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 1/01/2028 (Prerefunded 1/01/2022)	1,000,000	1,036,334
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 4%, 11/15/2054	2,000,000	2,282,384
		$ 8,419,892
Issuer	Shares/Par	Value ($)

Transportation - Special Tax – 5.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NPFG, 4.75%, 7/01/2038	$395,000	$ 399,556
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	275,000	283,912
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	25,000	25,637
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	1,290,000	1,452,153
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	1,255,000	1,393,981
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	150,000	166,369
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2033	105,000	116,347
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NPFG, 5%, 7/01/2038	40,000	41,019
Metropolitan Transportation Authority Refunding Rev., NY (Climate Bond Certified), “A-2”, AGM, 5%, 11/15/2044	3,000,000	3,613,628
Metropolitan Transportation Authority Refunding Rev., NY (Climate Bond Certified), “C-1”, 4%, 11/15/2037	1,000,000	1,106,074
Metropolitan Transportation Authority Refunding Rev., NY (Climate Bond Certified), “E”, 5%, 11/15/2033	2,000,000	2,541,876
Metropolitan Transportation Authority, NY, Transportation Rev., “A-2”, 0.807%, 11/01/2032 (Put Date 4/01/2026)	1,500,000	1,501,394
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	155,000	188,161
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2050	105,000	126,728
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	185,000	223,984
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	185,000	220,007
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 4/30/2053	2,750,000	3,055,473
		$ 16,456,299
Universities - Colleges – 11.8%
Albany, NY, Capital Resource Corp. Rev. (Albany College of Pharmacy Project), “A”, 5%, 12/01/2033	$125,000	$ 137,535

37

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045 (n)	$1,080,000	$ 1,190,143
Build NYC Resource Corp. Rev. (Manhattan College Project), 5%, 8/01/2047	2,000,000	2,299,494
Dobbs Ferry, NY, Local Development Corp. (Mercy College Project), 5%, 7/01/2039	1,000,000	1,094,140
Dutchess County, NY, Local Development Corp. Rev. (Vassar College Project), 5%, 7/01/2042	1,500,000	1,804,299
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2028	1,000,000	1,009,258
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2047	2,000,000	2,374,861
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5%, 7/01/2036	675,000	783,657
Hempstead, NY, Local Development Corp. Rev. (Molloy College Project), 5%, 7/01/2038	480,000	554,099
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 4/01/2029	1,325,000	1,702,480
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2023 (Prerefunded 7/01/2021)	500,000	505,874
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2024 (Prerefunded 7/01/2021)	1,000,000	1,011,749
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2030	1,000,000	1,163,311
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2037	1,000,000	1,202,543
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 4%, 7/01/2050	2,000,000	2,284,848
New York Dormitory Authority Rev. (Columbia University), “B”, 5%, 10/01/2038	1,000,000	1,242,905
New York Dormitory Authority Rev. (New York University), “A”, 4%, 7/01/2041	1,500,000	1,716,966
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 7/01/2037 (Prerefunded 7/01/2022)	3,000,000	3,181,954
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 7/01/2039	2,000,000	2,509,951
Oneida County, NY, Local Development Corp. Rev. (Hamilton College Project), 5%, 7/01/2051	750,000	1,129,082
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	$80,000	$ 81,060
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	137,025
Schenectady County, NY, Capital Resource Corp. Tax-Exempt Rev. (Union College Project), 5%, 1/01/2047	2,000,000	2,383,172
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Ithaca College Project), “A”, 5%, 7/01/2041	1,000,000	1,186,486
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnic Institute), “E”, 5%, 9/01/2031	1,000,000	1,013,965
		$ 33,700,857
Universities - Dormitories – 2.4%
Amherst, NY, Development Corporation, Student Housing Facility Refunding Rev. (UBF Facility/Student Housing Corp./Greiner and Hadley Projects at SUNY Buffalo), “A”, AGM, 5%, 10/01/2045	$1,000,000	$ 1,155,811
New York Dormitory Authority Rev. (State University Dormitory Facilities), “A”, 5%, 7/01/2037	3,000,000	3,181,954
Onondaga County, NY, Trust for Cultural Resources Rev. (Abby Lane Housing Corp. Project), 5%, 5/01/2040	1,000,000	1,125,613
Westchester County, NY, Local Development Corp. Rev. (Purchase Housing Corp. II Project), 5%, 6/01/2042	1,250,000	1,381,376
		$ 6,844,754
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$645,000	$ 661,125
Utilities - Municipal Owned – 2.0%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$155,000	$ 171,916
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	180,000	198,831
Long Island, NY, Power Authority, Electric System General Rev., 5%, 9/01/2035	1,000,000	1,225,141
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	675,000	610,875
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	100,000	90,500

38

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	$50,000	$ 45,375
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	25,000	22,688
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	250,000	226,875
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	25,000	22,563
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	265,000	239,825
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	430,000	389,150
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	140,000	124,075
Puerto Rico Electric Power Authority Rev., “RR”, NPFG, 5%, 7/01/2022	885,000	897,300
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	115,000	104,075
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	110,000	99,550
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	20,000	18,100
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	345,000	312,225
Puerto Rico Electric Power Authority Rev., “V”, NPFG, 5.25%, 7/01/2033	140,000	155,129
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	30,000	33,193
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	20,000	18,175
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	50,000	45,375
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	170,000	151,512
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	180,000	163,350
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	55,000	49,912
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	170,000	154,275
		$ 5,569,985
Utilities - Other – 0.6%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	$1,085,000	$ 1,665,478
Water & Sewer Utility Revenue – 6.5%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	$215,000	$ 249,609
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	270,000	312,680
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	$750,000	$ 863,476
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	345,000	414,645
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	100,000	115,134
New York Environmental Facilities Corp., Clean Water & Drinking Water Rev. (New York City Municipal Water Finance Authority Project), “B”, 5%, 6/15/2043	3,500,000	4,320,700
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., 4%, 6/15/2041	3,000,000	3,480,005
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “BB”, 5%, 6/15/2046	1,000,000	1,201,391
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “DD”, 5%, 6/15/2029	1,325,000	1,731,894
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “DD”, 5%, 6/15/2034	2,000,000	2,198,480
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “DD”, 5%, 6/15/2037	3,000,000	3,712,026
		$ 18,600,040
Total Municipal Bonds (Identified Cost, $263,403,760)		$280,892,328
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$415,000	$ 362,424
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	1,000,000	284,803
Total Bonds (Identified Cost, $696,030)		$ 647,227
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $2,328,184)	2,328,184	$ 2,328,184
Other Assets, Less Liabilities – 0.3%		926,019
Net Assets – 100.0%		$284,793,758
See Portfolio Footnotes and Notes to Financial Statements

39

Portfolio of Investments
3/31/21
MFS North Carolina Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 100.3%
Airport Revenue – 4.9%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 4.75%, 7/01/2028	$1,250,000	$ 1,253,967
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 5%, 7/01/2032	1,245,000	1,408,978
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 5%, 7/01/2036	3,000,000	3,033,212
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 5%, 7/01/2039	1,000,000	1,247,130
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 4%, 7/01/2038	1,155,000	1,296,341
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2042	1,000,000	1,172,993
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2047	2,000,000	2,329,925
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2049	2,500,000	2,996,079
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	440,000	470,005
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	305,000	312,998
Raleigh-Durham, NC, Airport Authority Refunding Rev., “A”, 5%, 5/01/2034	1,150,000	1,470,739
Raleigh-Durham, NC, Airport Authority Refunding Rev., “A”, 5%, 5/01/2035	1,000,000	1,275,689
Raleigh-Durham, NC, Airport Authority Refunding Rev., “A”, 5%, 5/01/2036	1,000,000	1,271,148
Raleigh-Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	2,000,000	2,385,087
Raleigh-Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2037	2,000,000	2,379,030
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	1,445,000	1,671,008
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	175,000	200,553
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	195,000	223,474
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	150,000	170,741
Issuer	Shares/Par	Value ($)

Airport Revenue – continued
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	$240,000	$ 273,186
		$ 26,842,283
General Obligations - General Purpose – 10.1%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$1,030,000	$ 1,006,858
Charlotte, NC, General Obligation, “A”, 5%, 6/01/2026	8,000,000	9,814,775
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2033	315,000	353,786
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2035	235,000	288,945
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	85,000	94,522
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	665,000	737,566
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	5,015,000	3,936,775
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	675,000	697,750
Durham County, NC, General Obligation Refunding, 4%, 6/01/2036	500,000	595,697
Durham County, NC, General Obligation Refunding, 4%, 6/01/2037	450,000	534,351
Durham County, NC, General Obligation Refunding, 4%, 6/01/2039	650,000	767,664
Gaston County, NC, Rev., 5%, 4/01/2033	675,000	853,559
Gaston County, NC, Rev., 5%, 4/01/2035	610,000	766,890
Granville County, NC, 5%, 10/01/2034	675,000	853,394
Granville County, NC, 5%, 10/01/2035	690,000	870,137
Lee County, NC, Limited Obligation, 3.25%, 5/01/2035	1,000,000	1,095,405
Lee County, NC, Limited Obligation, 4%, 5/01/2036	500,000	585,260
Lee County, NC, Limited Obligation, 4%, 5/01/2037	855,000	997,817
North Carolina General Obligation Refunding, “A”, 5%, 6/01/2023	1,000,000	1,103,999
North Carolina Public Improvement General Obligation (Connect NC), “A”, 5%, 6/01/2021	10,000,000	10,076,821
North Carolina Public Improvement General Obligation (Connect NC), “A”, 5%, 6/01/2030	4,790,000	6,435,260
North Carolina Public Improvement General Obligation (Connect NC), “B”, 5%, 6/01/2030	1,625,000	2,124,767
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	625,000	656,816

40

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - General Purpose – continued
Randolph County, NC, 4%, 10/01/2037	$1,045,000	$ 1,228,144
Randolph County, NC, 4%, 10/01/2038	500,000	585,951
Randolph County, NC, 4%, 10/01/2039	500,000	584,472
State of Illinois, 5%, 6/01/2021	2,935,000	2,955,573
State of Illinois, General Obligation, 5.5%, 5/01/2039	375,000	461,355
State of Illinois, General Obligation, 5.75%, 5/01/2045	350,000	435,381
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	465,000	559,736
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	705,000	860,305
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	645,000	795,583
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	935,000	1,166,081
		$ 54,881,395
Healthcare Revenue - Hospitals – 10.6%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$555,000	$ 608,086
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “B”, 6%, 12/01/2024	1,870,000	2,087,853
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2036	3,000,000	3,718,332
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2040	3,000,000	3,473,338
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	25,000	27,739
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	40,000	48,502
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	20,000	24,070
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	255,000	282,934
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	360,000	365,233
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041 (Prerefunded 7/01/2021)	525,000	532,788
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	85,000	85,335
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2036 (Prerefunded 10/01/2027)	$1,500,000	$ 1,886,791
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2047 (Prerefunded 10/01/2027)	2,425,000	3,050,313
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	320,000	361,484
North Carolina Medical Care Commission Hospital Rev. (Caromont Health/Gaston Healthcare), “B”, 5%, 2/01/2051 (Put Date 2/01/2026)	2,500,000	3,014,555
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Appalachian Regional Healthcare System, Inc.), “A”, 6.375%, 7/01/2026 (Prerefunded 7/01/2021)	2,000,000	2,029,660
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Appalachian Regional Healthcare System, Inc.), “A”, 6.5%, 7/01/2031 (Prerefunded 7/01/2021)	1,000,000	1,015,110
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042 (Prerefunded 6/01/2022)	2,420,000	2,556,618
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/2032	600,000	772,803
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/2033	255,000	327,099
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2031	2,800,000	3,316,269
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2033	3,000,000	3,553,145
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2045	2,500,000	2,820,755
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), “A”, 5%, 12/01/2033	1,000,000	1,239,729
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/2031	4,355,000	4,589,848
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/2038	1,825,000	1,923,415
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	1,580,000	1,735,290

41

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2027	$150,000	$ 171,742
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2035	1,515,000	1,674,918
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2038	1,065,000	1,168,894
University of North Carolina, Hospitals at Chapel Hill Rev., 4%, 2/01/2037	405,000	467,169
University of North Carolina, Hospitals at Chapel Hill Rev., 4%, 2/01/2038	1,040,000	1,192,297
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	6,500,000	7,551,456
		$ 57,673,570
Healthcare Revenue - Long Term Care – 5.5%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Deerfield Episcopal Retirement Community), 5%, 11/01/2037	$2,750,000	$ 3,170,267
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	1,500,000	1,582,876
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2031	1,000,000	1,132,375
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2036	800,000	895,705
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2050	2,000,000	2,355,476
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/2045	1,000,000	1,014,407
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), “A”, 5%, 7/01/2047	1,000,000	1,018,695
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Carolina Village Project), “B”, 5%, 4/01/2047	2,000,000	2,005,115
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Friends Homes, Inc.), “A”, 4%, 9/01/2040	2,000,000	2,130,132
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Galloway Ridge), “A”, 5%, 1/01/2039	1,225,000	1,363,464
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Pennybyrn at Maryfield Project), “A”, 5%, 10/01/2050	1,500,000	1,639,721
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care – continued
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne Project), 5.25%, 10/01/2037	$1,500,000	$ 1,604,948
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2049	2,000,000	2,199,504
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2031	800,000	861,776
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,200,000	2,341,224
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,500,000	1,541,486
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2033	1,590,000	1,684,151
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2035	1,000,000	1,120,395
		$ 29,661,717
Human Services – 0.2%
North Carolina Capital Facilities Finance Agency Rev. (Arc of North Carolina Projects), “A”, 5%, 10/01/2034	$1,000,000	$ 1,153,419
Industrial Revenue - Other – 0.4%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$600,000	$ 613,150
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	615,000	683,484
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	830,000	943,225
		$ 2,239,859
Miscellaneous Revenue - Other – 0.9%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2/01/2025	$1,000,000	$ 1,163,445
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	420,000	453,730
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	3,145,000	3,271,863

42

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Miscellaneous Revenue - Other – continued
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$85,000	$ 85,260
		$ 4,974,298
Multi-Family Housing Revenue – 0.0%
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 1/01/2022	$135,000	$ 136,118
Sales & Excise Tax Revenue – 2.6%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$1,140,000	$ 1,176,352
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	1,295,000	1,456,185
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	185,000	218,236
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	400,000	483,191
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	375,000	462,219
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	75,000	93,948
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	175,000	222,496
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	165,000	204,232
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	220,000	272,945
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	100,000	114,004
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	65,000	73,886
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	105,000	119,514
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	105,000	113,799
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	1,056,000	1,162,846
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	957,000	1,023,722
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	348,000	372,263
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	9,000	9,650
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	154,000	166,644
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	16,000	15,017
Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	$174,000	$ 152,438
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	31,000	25,531
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,584,000	1,212,299
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	1,515,000	1,075,383
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	9,954,000	3,037,662
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	670,000	728,086
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	185,000	192,153
		$ 14,184,701
Secondary Schools – 0.1%
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2056 (n)	$430,000	$ 471,406
Single Family Housing - Local – 0.5%
Montgomery County, MD, Housing Opportunities Commission Program Rev., “A”, 4%, 7/01/2049	$2,325,000	$ 2,597,295
Single Family Housing - State – 3.8%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 4%, 11/15/2047	$1,460,000	$ 1,576,193
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	1,940,000	2,168,587
North Carolina Housing Finance Agency, Home Ownership Refunding Rev., “45”, GNMA, 3%, 7/01/2051	2,885,000	3,148,406
North Carolina Housing Finance Agency, Home Ownership Rev., “41”, FNMA, 3.55%, 7/01/2044	1,925,000	2,039,867
North Carolina Housing Finance Agency, Home Ownership Rev., “43”, GNMA, 2.95%, 7/01/2043	3,500,000	3,656,590
North Carolina Housing Finance Agency, Home Ownership Rev., “44”, 4%, 7/01/2050	5,000,000	5,628,064
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	2,055,000	2,207,048
		$ 20,424,755

43

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – 19.7%
Asheville, NC, Limited Obligation, 5%, 4/01/2028 (Prerefunded 4/01/2022)	$400,000	$ 419,368
Buncombe County, NC, Limited Obligation, 4%, 6/01/2034	1,700,000	1,996,618
Buncombe County, NC, Limited Obligation, 4%, 6/01/2035	1,465,000	1,716,861
Buncombe County, NC, Limited Obligation, “A”, 5%, 6/01/2027	125,000	156,751
Buncombe County, NC, Limited Obligation, “A”, 5%, 6/01/2028	200,000	256,714
Buncombe County, NC, Limited Obligation, “A”, 5%, 6/01/2029	275,000	358,945
Buncombe County, NC, Limited Obligation, “A”, 5%, 6/01/2030	250,000	332,276
Cabarrus County, NC, Limited Obligation, 4%, 6/01/2034	1,000,000	1,154,337
Charlotte, NC, Convention Facility Projects, COP, “A”, 4%, 6/01/2037	1,320,000	1,562,988
Charlotte, NC, Convention Facility Projects, COP, “A”, 4%, 6/01/2049	2,500,000	2,865,075
Charlotte, NC, COP, 5%, 12/01/2034	1,000,000	1,261,113
Charlotte, NC, COP, 5%, 12/01/2035	2,000,000	2,515,275
Charlotte, NC, Cultural Arts Facilities, COP, “B”, 4%, 6/01/2038	2,015,000	2,367,611
Charlotte, NC, Cultural Arts Facilities, COP, “B”, 4%, 6/01/2039	1,250,000	1,459,640
Charlotte, NC, NASCAR Hall of Fame Public Facilities, COP, “C”, 4%, 6/01/2038	4,500,000	5,287,469
Charlotte, NC, NASCAR Hall of Fame Public Facilities, COP, “C”, 3%, 6/01/2039	3,000,000	3,264,466
Charlotte, NC, Transit Projects, COP, 5%, 6/01/2033	3,000,000	3,010,107
Charlotte, NC, Transit Projects/Phase II, COP, “B”, 5%, 6/01/2026	1,250,000	1,475,770
Chatham County, NC, Limited Obligation, 4%, 11/01/2037	1,750,000	2,048,277
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	115,000	141,507
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	100,000	122,473
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	45,000	54,910
Dare County, NC, Limited Obligation, “A”, 4%, 6/01/2025	175,000	200,061
Dare County, NC, Limited Obligation, “A”, 4%, 6/01/2026	275,000	322,193
Dare County, NC, Limited Obligation, “A”, 4%, 6/01/2027	300,000	358,599
Dare County, NC, Limited Obligation, “A”, 4%, 6/01/2028	300,000	364,558
Dare County, NC, Limited Obligation, “A”, 4%, 6/01/2029	200,000	246,531
Issuer	Shares/Par	Value ($)

State & Local Agencies – continued
Dare County, NC, Limited Obligation, “A”, 4%, 6/01/2030	$200,000	$ 249,507
Dare County, NC, Limited Obligation, “A”, 4%, 6/01/2031	275,000	341,197
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	2,310,000	2,264,278
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2034	2,000,000	2,362,739
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2035	1,240,000	1,461,087
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2036	1,375,000	1,615,072
Durham County, NC, Limited Obligation, 4%, 4/01/2035	1,270,000	1,484,244
Durham County, NC, Limited Obligation, 4%, 4/01/2037	3,000,000	3,478,959
Harnett County, NC, Limited Obligation Refunding, 5%, 12/01/2026	750,000	927,371
Harnett County, NC, Limited Obligation Refunding, 5%, 12/01/2027	910,000	1,149,607
Harnett County, NC, Limited Obligation Refunding, 4%, 12/01/2028	250,000	303,392
Henderson County, NC, Limited Obligation, 4%, 6/01/2024	290,000	323,142
Henderson County, NC, Limited Obligation, 4%, 6/01/2026	150,000	175,908
Henderson County, NC, Limited Obligation, 4%, 6/01/2027	425,000	509,147
Henderson County, NC, Limited Obligation, 4%, 6/01/2029	300,000	370,325
Henderson County, NC, Limited Obligation, 4%, 6/01/2031	320,000	404,937
Johnston County, NC, Finance Corp. Limited Obligation, “A”, 5%, 4/01/2033	550,000	719,542
Johnston County, NC, Finance Corp. Limited Obligation, “A”, 4%, 4/01/2034	500,000	607,051
Johnston County, NC, Finance Corp. Limited Obligation, “A”, 4%, 4/01/2036	800,000	960,162
Johnston County, NC, Finance Corp. Limited Obligation, “A”, 4%, 4/01/2037	500,000	597,864
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047 (Prerefunded 5/01/2028)	520,000	664,532
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	1,010,000	1,201,018
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2026	300,000	354,034
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2027	350,000	420,900
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2028	300,000	366,400
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2029	280,000	346,640

44

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – continued
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2030	$200,000	$ 250,724
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2031	140,000	174,593
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2032	125,000	154,797
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2033	150,000	184,929
Mooresville, NC, Limited Obligation, “A”, 4%, 10/01/2034	130,000	159,072
Mooresville, NC, Limited Obligation, “A”, 3%, 10/01/2036	350,000	389,908
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	465,000	558,373
New Jersey Economic Development Authority Rev. (School Facilities Construction), “LLL”, 5%, 6/15/2039	1,030,000	1,248,345
North Carolina Capital Improvement General Obligation, “C”, 5%, 5/01/2029 (Prerefunded 5/01/2021)	10,000,000	10,035,445
North Carolina Limited Obligation (Build, Inc.), “A”, 5%, 5/01/2029	1,625,000	2,127,956
North Carolina Turnpike Authority Refunding Rev., (Monroe Expressway System), 5%, 7/01/2038 (w)	1,250,000	1,640,576
North Carolina Turnpike Authority Refunding Rev., (Monroe Expressway System), 5%, 7/01/2041 (w)	1,795,000	2,332,640
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/2036	3,000,000	3,034,805
North Carolina Turnpike Authority, State Appropriation Refunding Rev. (Monroe Expressway System), 5%, 7/01/2031 (w)	835,000	1,130,326
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Refunding Rev., “A”, 4%, 1/01/2034	2,555,000	2,979,392
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2043	3,500,000	1,881,432
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2024 (Prerefunded 10/01/2021)	750,000	767,995
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	2,530,000	3,062,697
Pitt County, NC, Limited Obligation, “B”, 5%, 4/01/2022 (w)	245,000	256,687
Pitt County, NC, Limited Obligation, “B”, 5%, 4/01/2023 (w)	225,000	246,332
Pitt County, NC, Limited Obligation, “B”, 5%, 4/01/2025 (w)	425,000	500,505
Issuer	Shares/Par	Value ($)

State & Local Agencies – continued
Pitt County, NC, Limited Obligation, “B”, 5%, 4/01/2027 (w)	$400,000	$ 500,036
Pitt County, NC, Limited Obligation, “B”, 5%, 4/01/2029 (w)	300,000	391,674
Pitt County, NC, Limited Obligation, “B”, 5%, 4/01/2031 (w)	245,000	330,899
Scotland County, NC, Limited Obligation, 5%, 12/01/2033	210,000	256,961
Scotland County, NC, Limited Obligation, 5%, 12/01/2034	1,000,000	1,220,501
Wake County, NC, Limited Obligation, 5%, 3/01/2025	1,045,000	1,229,564
Wake County, NC, Limited Obligation, 5%, 3/01/2026	1,000,000	1,214,827
Wake County, NC, Limited Obligation, 5%, 3/01/2027	4,240,000	5,297,102
Wake County, NC, Limited Obligation, “A”, 5%, 8/01/2027	920,000	1,161,680
Wake County, NC, Limited Obligation, “A”, 4%, 8/01/2037	3,000,000	3,515,665
		$ 107,215,986
Student Loan Revenue – 1.0%
North Carolina Education Assistance Authority, Tax-Exempt Student Loan Rev., “A”, 5%, 6/01/2027	$550,000	$ 655,029
North Carolina Education Assistance Authority, Tax-Exempt Student Loan Rev., “A”, 5%, 6/01/2028	1,000,000	1,206,527
North Carolina Education Assistance Authority, Tax-Exempt Student Loan Rev., “A”, 5%, 6/01/2029	700,000	852,603
North Carolina Education Assistance Authority, Tax-Exempt Student Loan Rev., “A”, 3.125%, 6/01/2039	2,750,000	2,752,969
		$ 5,467,128
Tax - Other – 0.7%
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	$290,000	$ 366,331
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	2,415,000	2,470,937
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	760,000	818,139
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	305,000	352,202
		$ 4,007,609
Tax Assessment – 0.2%
Mooresville, NC, Special Assessment Rev., 5.375%, 3/01/2040 (n)	$1,000,000	$ 1,026,957

45

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tobacco – 0.9%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037 (Prerefunded 6/01/2022)	$1,295,000	$ 1,386,324
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	325,000	407,032
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	6,270,000	948,079
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,975,000	1,993,085
		$ 4,734,520
Toll Roads – 6.5%
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	$2,000,000	$ 2,253,540
North Carolina Turnpike Authority, State Appropriation Refunding Rev. (Monroe Expressway System), 5%, 7/01/2027 (w)	1,930,000	2,418,351
North Carolina Turnpike Authority, State Appropriation Refunding Rev. (Monroe Expressway System), 5%, 7/01/2028 (w)	1,000,000	1,280,932
North Carolina Turnpike Authority, State Appropriation Refunding Rev. (Monroe Expressway System), 5%, 7/01/2029 (w)	1,230,000	1,604,465
North Carolina Turnpike Authority, State Appropriation Refunding Rev. (Monroe Expressway System), 5%, 7/01/2030 (w)	2,215,000	2,941,825
North Carolina Turnpike Authority, State Appropriation Refunding Rev. (Monroe Expressway System), 5%, 7/01/2032 (w)	1,500,000	2,019,213
North Carolina Turnpike Authority, Triangle Expressway System Rev., 5%, 1/01/2040	2,000,000	2,398,239
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2031	500,000	600,857
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2038	3,000,000	3,696,086
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Refunding Rev., AGM, 5%, 1/01/2036	1,975,000	2,447,610
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., 5%, 2/01/2024	6,000,000	6,755,815
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., 5%, 1/01/2032	1,150,000	1,363,778
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., AGM, 5%, 1/01/2039	2,600,000	3,064,620
Issuer	Shares/Par	Value ($)

Toll Roads – continued
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$435,000	$ 496,317
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	350,000	396,814
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	595,000	629,184
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	1,160,000	1,212,727
		$ 35,580,373
Transportation - Special Tax – 3.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	$435,000	$ 449,097
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	65,000	66,656
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	2,400,000	2,701,679
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	1,640,000	1,807,150
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	1,650,000	1,657,927
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	1,210,000	1,282,258
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	290,000	352,043
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	260,000	314,789
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	260,000	309,199
North Carolina Grant Anticipation Rev., 5%, 3/01/2027	7,000,000	8,736,023
		$ 17,676,821
Universities - Colleges – 18.4%
Appalachian State University Rev., 4%, 10/01/2048	$1,415,000	$ 1,593,092
Appalachian State University, Millennial Campus Rev. (End Zone Project), 5%, 5/01/2044	3,000,000	3,616,486
East Carolina University, NC, General Rev., “A”, 4%, 10/01/2045	2,195,000	2,368,506
Elizabeth City State University Rev., AGM, 5%, 4/01/2040	3,155,000	3,823,155

46

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
North Carolina Agricultural & Technical University Rev., “A”, 5%, 10/01/2035	$3,075,000	$ 3,572,992
North Carolina Capital Facilities Finance Agency Refunding Rev. (Duke University), “B”, 4%, 10/01/2039	3,265,000	3,658,568
North Carolina Capital Facilities Finance Agency Refunding Rev. (Duke University), “B”, 5%, 10/01/2044	4,955,000	5,986,273
North Carolina Capital Facilities Finance Agency Rev. (Davidson College), 5%, 3/01/2045	1,500,000	1,559,415
North Carolina Capital Facilities Finance Agency Rev. (Wake Forest University), 4%, 1/01/2048	3,000,000	3,341,532
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 3%, 5/01/2022	220,000	226,161
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 4%, 5/01/2023	265,000	284,930
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 4%, 5/01/2024	190,000	209,987
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 5%, 5/01/2025	255,000	298,559
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 5%, 5/01/2026	275,000	330,885
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 5%, 5/01/2027	400,000	491,751
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College), 4%, 6/01/2034	1,370,000	1,471,800
North Carolina Central University Rev., 5%, 4/01/2044	3,265,000	3,915,584
North Carolina State University, Raleigh General Rev., “A”, 5%, 10/01/2029 (Prerefunded 10/01/2023)	5,000,000	5,591,550
North Carolina State University, Raleigh General Rev., “A”, 5%, 10/01/2033	500,000	655,274
North Carolina State University, Raleigh General Rev., “A”, 5%, 10/01/2034	1,000,000	1,306,333
North Carolina State University, Raleigh General Rev., “A”, 5%, 10/01/2035	1,180,000	1,536,886
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	450,000	458,801
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	170,000	172,253
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	$275,000	$ 279,125
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	115,000	115,756
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	140,000	142,100
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	735,000	840,588
University of North Carolina Board of Governors Rev., 4%, 4/01/2049	5,000,000	5,596,157
University of North Carolina, Ashville, Rev., 4%, 6/01/2039	1,450,000	1,657,671
University of North Carolina, Charlotte, Rev., 5%, 4/01/2043 (Prerefunded 4/01/2024)	1,715,000	1,953,009
University of North Carolina, Charlotte, Rev., “A”, 5%, 10/01/2038	1,110,000	1,387,805
University of North Carolina, Charlotte, Rev., “A”, 4%, 10/01/2040	6,310,000	7,076,236
University of North Carolina, Greensboro, Refunding Rev., 4%, 4/01/2036	1,750,000	2,001,785
University of North Carolina, Greensboro, Rev., 4%, 4/01/2034	1,000,000	1,149,476
University of North Carolina, Greensboro, Rev., 4%, 4/01/2035	1,000,000	1,147,205
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	2,000,000	2,242,521
University of North Carolina, School of Art General Rev., 4%, 2/01/2040	1,000,000	1,143,517
University of North Carolina, School of Art General Rev., 4%, 2/01/2045	2,825,000	3,175,414
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 5%, 6/01/2028	3,045,000	3,512,744
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2032	500,000	562,572
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2033	400,000	448,874
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2034	500,000	559,776
University of North Carolina, Wilmington, Rev., “B”, 4%, 10/01/2039	1,000,000	1,152,811
University of North Carolina, Wilmington, Rev., “B”, 4%, 10/01/2044	1,405,000	1,598,990

47

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035 (n)	$195,000	$ 207,533
Western Carolina University, NC, General Obligation Rev., 5%, 10/01/2043	3,700,000	4,451,864
Western Carolina University, NC, General Rev., “B”, 5%, 4/01/2032	2,420,000	3,148,480
Western Carolina University, NC, General Rev., “B”, 5%, 4/01/2033	500,000	647,754
Western Carolina University, NC, General Rev., “B”, 5%, 4/01/2034	1,300,000	1,677,388
Winston-Salem State University, NC, General Rev., 5%, 4/01/2033	1,000,000	1,032,050
Winston-Salem State University, NC, General Rev., AGM, 5%, 10/01/2042	2,470,000	2,926,937
Winston-Salem State University, NC, Student Housing Project Rev., 5%, 6/01/2029	1,550,000	1,642,612
		$ 99,949,523
Universities - Dormitories – 0.7%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$3,045,000	$ 3,622,905
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$1,100,000	$ 1,127,500
Utilities - Municipal Owned – 1.2%
Greenville, NC, Greenville Utilities Commission Combined Enterprise System Rev., 5%, 8/01/2044	$300,000	$ 372,271
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	1,125,000	1,018,125
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	175,000	158,375
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	85,000	77,138
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	40,000	36,300
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	415,000	376,612
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	40,000	36,100
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	440,000	398,200
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	720,000	651,600
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	240,000	212,700
Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	$195,000	$ 176,475
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	190,000	171,950
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	35,000	31,675
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	585,000	529,425
Puerto Rico Electric Power Authority Rev., “V”, NPFG, 5.25%, 7/01/2033	240,000	265,936
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2029	340,000	376,765
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	420,000	465,275
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	50,000	55,322
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	35,000	31,806
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	80,000	72,600
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	265,000	236,181
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	305,000	276,787
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	95,000	86,213
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	300,000	272,250
		$ 6,386,081
Utilities - Other – 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	$1,290,000	$ 1,566,124
Water & Sewer Utility Revenue – 7.7%
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2036 (Prerefunded 8/01/2021)	$4,410,000	$ 4,479,012
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 6/01/2040 (Prerefunded 6/01/2024)	1,250,000	1,434,798
Charlotte, NC, Water & Sewer System Refunding Rev., 5%, 7/01/2030	2,000,000	2,691,650
Charlotte, NC, Water & Sewer System Refunding Rev., 5%, 7/01/2033	1,750,000	2,318,970
Charlotte, NC, Water & Sewer Systems Rev., 4%, 7/01/2047	4,000,000	4,639,118
Durham County, NC, Enterprise Systems Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	1,590,000	1,602,138
Greensboro, NC, Enterprise Systems Rev., “A”, 4%, 6/01/2047	2,000,000	2,272,974
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	220,000	250,644
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	380,000	441,170
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	480,000	555,875

48

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	$1,325,000	$ 1,525,474
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,000,000	1,120,582
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	605,000	727,131
Jacksonville, NC, Enterprise Systems Refunding Rev., “A”, 5%, 5/01/2024 (w)	500,000	570,595
Jacksonville, NC, Enterprise Systems Refunding Rev., “A”, 5%, 5/01/2025 (w)	485,000	572,512
Jacksonville, NC, Enterprise Systems Refunding Rev., “A”, 5%, 5/01/2026 (w)	450,000	547,768
Jacksonville, NC, Enterprise Systems Refunding Rev., “A”, 5%, 5/01/2027 (w)	550,000	687,405
Jacksonville, NC, Enterprise Systems Refunding Rev., “A”, 5%, 5/01/2028 (w)	425,000	543,163
Lincoln County, NC, Enterprise System Rev., 3%, 8/01/2034	175,000	193,873
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2032	95,000	108,003
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NPFG, 5%, 7/01/2036	115,000	130,265
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	60,000	68,130
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	140,000	158,632
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2025	2,010,000	2,364,047
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2028	$500,000	$ 613,768
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2029	1,400,000	1,622,432
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2031	1,600,000	1,841,229
Raleigh, NC, Combined Enterprise Systems Rev., “A”, 5%, 3/01/2029 (Prerefunded 3/01/2023)	3,145,000	3,435,131
Union County, NC, Enterprise System Rev., 5%, 6/01/2026	750,000	919,278
Union County, NC, Enterprise System Rev., 5%, 6/01/2027	800,000	1,006,497
Union County, NC, Enterprise System Rev., 5%, 6/01/2028	750,000	965,677
Winston-Salem, NC, Water & Sewer Systems Rev., 4%, 6/01/2034	700,000	812,521
Winston-Salem, NC, Water & Sewer Systems Rev., 4%, 6/01/2035	500,000	579,264
		$ 41,799,726
Total Municipal Bonds (Identified Cost, $517,384,510)		$545,402,069
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$786,000	$ 686,422
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	1,700,000	484,166
Total Bonds (Identified Cost, $1,254,873)		$ 1,170,588
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $8,059,642)	8,059,699	$ 8,059,699
Other Assets, Less Liabilities – (2.0)%		(11,111,853)
Net Assets – 100.0%		$543,520,503
See Portfolio Footnotes and Notes to Financial Statements

49

Portfolio of Investments
3/31/21
MFS Pennsylvania Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 97.6%
Airport Revenue – 3.4%
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$215,000	$ 248,367
Philadelphia, PA, Airport Rev., “B”, 5%, 7/01/2034	750,000	890,582
Philadelphia, PA, Airport Rev., “C-1”, VRDN, 0.09%, 6/15/2025	5,000,000	5,000,000
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	55,000	63,031
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	65,000	74,491
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	45,000	51,223
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	80,000	91,062
		$ 6,418,756
General Obligations - General Purpose – 8.7%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$350,000	$ 342,136
Bucks County, PA, Northampton Township, General Obligation, 4%, 5/15/2043	1,000,000	1,075,736
Chester County, PA, General Obligation, 4%, 7/15/2038	500,000	587,889
Chester County, PA, General Obligation, 4%, 7/15/2039	510,000	597,344
Chester County, PA, General Obligation, 4%, 7/15/2040	500,000	584,740
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	220,000	248,515
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	65,000	75,156
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	70,000	82,584
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	1,650,000	1,295,250
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	235,000	242,920
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	100,000	103,241
Lackawanna County, PA, General Obligations, “A”, BAM, 4%, 3/15/2031	1,205,000	1,406,297
Lackawanna County, PA, General Obligations, “A”, BAM, 4%, 3/15/2034	955,000	1,099,067
Lackawanna County, PA, General Obligations, “A”, BAM, 4%, 3/15/2035	500,000	573,561
Penn Hills, PA, Capital Appreciation, “D”, 0%, 12/01/2032	595,000	463,812
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Pennsylvania General Obligation, AGM, 5%, 9/15/2026	$425,000	$ 525,560
Pennsylvania General Obligation Refunding, 5%, 1/15/2023	1,415,000	1,535,733
Philadelphia, PA, “B”, 5%, 2/01/2035	1,000,000	1,269,494
Puerto Rico Public Buildings Authority Government Facilities Rev., “I”, AGM, 5%, 7/01/2036	25,000	25,810
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AAC, 5.45%, 7/01/2030	165,000	169,967
Reading, Berks County, PA, General Obligation, BAM, 5%, 11/01/2030	1,000,000	1,247,005
Reading, Berks County, PA, General Obligation, BAM, 5%, 11/01/2031	1,000,000	1,243,212
State of Illinois, General Obligation, 5.5%, 5/01/2039	125,000	153,785
State of Illinois, General Obligation, 5.75%, 5/01/2045	115,000	143,054
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	160,000	192,597
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	240,000	292,870
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	220,000	271,362
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	320,000	399,087
		$ 16,247,784
General Obligations - Schools – 11.0%
Allegheny County, PA, Pine-Richland School District, General Obligation, “B”, 4%, 3/01/2036	$400,000	$ 469,550
Allegheny County, PA, Pine-Richland School District, General Obligation, “B”, 4%, 3/01/2037	600,000	701,612
Beaver County, PA, Aliquippa School District, General Obligation, BAM, 4%, 12/01/2041	1,000,000	1,117,018
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	1,000,000	1,202,496
Carlisle, PA, School District, 5%, 9/01/2026 (Prerefunded 3/01/2022)	1,000,000	1,044,340
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2031	1,150,000	935,971
Erie, PA, City School District General Obligation, “A”, AGM, 4%, 4/01/2033	1,150,000	1,318,370
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 4%, 4/15/2054	765,000	858,070
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	1,500,000	1,811,308

50

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - Schools – continued
Montebello, CA, Unified School District (Election of 2016), “A”, 4%, 8/01/2046	$545,000	$ 592,105
Montgomery County, PA, Springfield Township School District, General Obligation, 4%, 11/15/2037	1,500,000	1,692,708
Northampton County, PA, Area School District, “A”, 5%, 10/01/2033	1,000,000	1,068,528
Pequea Valley, PA, School District Lancaster Country General Obligation, 4%, 5/15/2027 (w)	125,000	147,651
Philadelphia, PA, School District, “A”, 5%, 9/01/2044	1,500,000	1,793,413
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	1,500,000	1,789,323
Scranton, PA, School District General Obligation, 4%, 12/01/2040	1,500,000	1,698,048
Scranton, PA, School District, “E”, BAM, 5%, 12/01/2034	1,000,000	1,211,566
Upper St. Clair Township, PA, School District General Obligation, “B”, 3.625%, 10/01/2039	1,000,000	1,085,099
		$ 20,537,176
Healthcare Revenue - Hospitals – 16.9%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “B”, 5%, 10/15/2029 (w)	$1,000,000	$ 1,271,373
Allegheny County, PA, Mt. Lebanon Hospital Authority Rev. (St. Clair Memorial Hospital), 5%, 7/01/2038	1,000,000	1,213,472
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 4%, 11/01/2038	500,000	484,027
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A”, 5%, 11/01/2040	1,500,000	1,503,529
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke's University Health Network Project), 4%, 8/15/2044	1,000,000	1,106,427
Bucks County, PA, St. Mary Hospital Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2048	1,000,000	1,220,805
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “B”, 6%, 12/01/2024	645,000	720,142
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 5%, 11/15/2041	850,000	974,833
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 11/15/2041 (Prerefunded 11/15/2021)	500,000	518,749
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Main Line Health System), “A”, 5%, 10/01/2052	$1,750,000	$ 2,081,583
Doylestown, PA, Hospital Rev., “A”, 5%, 7/01/2049	1,000,000	1,116,540
Dubois, PA Hospital Authority Rev. (Penn Highlands Healthcare), 5%, 7/15/2039	500,000	585,775
Dubois, PA Hospital Authority Rev. (Penn Highlands Healthcare), 5%, 7/15/2040	1,000,000	1,169,194
DuBois, PA, Hospital Authority Rev. (Penn Highlands Healthcare), 5%, 7/15/2043	1,000,000	1,151,155
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	500,000	535,696
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	165,000	167,399
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041 (Prerefunded 7/01/2021)	150,000	152,225
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2030	735,000	908,495
Lancaster County, PA, Hospital Authority Rev. (University of Pennsylvania Health System), “A”, 5%, 8/15/2036	1,000,000	1,196,837
Lehigh County, PA, Hospital Authority, General Purpose Refunding Rev. (Health Network), “A”, 4%, 7/01/2039	1,000,000	1,161,610
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	25,000	25,099
Montour County, PA, Geisinger Authority Health System Rev., “A”, 4%, 4/01/2039	1,000,000	1,169,506
Montour County, PA, Geisinger Authority Health System Rev., “A-1”, 5%, 2/15/2045	1,000,000	1,179,009
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke's Hospital), “A”, 5%, 8/15/2048	500,000	591,545
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2036	1,000,000	1,192,714
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	1,000,000	1,178,609
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Children's Hospital of Philadelphia), “C”, 5%, 7/01/2025	1,000,000	1,014,381
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Temple University Health System Obligated Group), “A”, 5%, 7/01/2034	500,000	577,121

51

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	$810,000	$ 903,298
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 4%, 6/01/2044	1,000,000	1,131,642
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044 (Prerefunded 6/01/2024)	1,000,000	1,146,135
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 1/01/2032 (Prerefunded 1/01/2022)	500,000	520,245
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 5%, 7/01/2029	100,000	123,194
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 4%, 7/01/2037	1,400,000	1,585,929
		$ 31,578,293
Healthcare Revenue - Long Term Care – 3.6%
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	$500,000	$ 507,588
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), “A”, 5%, 1/01/2039	1,000,000	1,170,277
East Hempfield Township, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2039	750,000	847,174
Lancaster County, PA, Hospital Authority Health Center Rev. (Landis Homes Retirement Community Project), “A”, 5%, 7/01/2045	500,000	533,547
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2035	500,000	548,504
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2036	260,000	298,687
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2037	250,000	286,666
Lancaster County, PA, Hospital Authority Rev. (Brethren Village Project), 5.125%, 7/01/2037	500,000	543,989
Lancaster County, PA, Hospital Authority Rev. (Saint Anne's Retirement Community, Inc. Project), 5%, 3/01/2040	500,000	544,746
Lancaster County, PA, Hospital Authority Rev. (Saint Anne's Retirement Community, Inc. Project), 5%, 3/01/2045	500,000	539,738
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	400,000	416,500
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care – continued
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	$500,000	$ 514,804
		$ 6,752,220
Industrial Revenue - Environmental Services – 0.2%
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037	$250,000	$ 285,304
Industrial Revenue - Other – 1.0%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/2031	$1,000,000	$ 1,311,498
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	115,000	127,806
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	400,000	454,566
		$ 1,893,870
Miscellaneous Revenue - Other – 0.6%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$145,000	$ 156,644
Pennsylvania Economic Development Financing Authority Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	750,000	873,685
		$ 1,030,329
Multi-Family Housing Revenue – 1.3%
Pennsylvania Housing Finance Agency, Special Limited Obligation, Multi-Family Housing Development Rev. (Country Commons Apartments), FNMA, 3.6%, 8/01/2035	$971,112	$ 1,066,534
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2058	1,250,000	1,424,494
		$ 2,491,028
Sales & Excise Tax Revenue – 1.9%
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	$60,000	$ 70,779
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	130,000	157,037
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	125,000	154,073
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	25,000	31,316
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	60,000	76,285

52

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	$55,000	$ 68,078
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	70,000	86,846
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	55,000	62,703
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	35,000	39,838
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	35,000	37,933
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	188,000	207,022
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	367,000	392,587
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	116,000	124,088
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	1,000	1,072
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	69,000	74,665
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	6,000	5,631
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	55,000	48,184
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	9,000	7,412
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	524,000	401,038
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	509,000	361,300
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	2,990,000	912,458
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	195,000	211,906
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	100,000	103,867
		$ 3,636,118
Issuer	Shares/Par	Value ($)

Secondary Schools – 2.9%
Bucks County, PA, Industrial Development Authority Rev. (School Lane Charter School Project), “A”, 5.125%, 3/15/2046	$500,000	$ 555,126
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	500,000	556,251
Montgomery County, PA, Industrial Development Authority Rev. (Haverford School Project), 4%, 3/01/2049	1,000,000	1,101,694
Philadelphia, PA, Authority for Industrial Development Rev. (A String Theory Charter School Project), 5%, 6/15/2040 (n)	900,000	1,038,950
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	500,000	515,666
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	500,000	555,830
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2050	500,000	575,854
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	400,000	440,260
		$ 5,339,631
Single Family Housing - Local – 0.5%
Montgomery County, MD, Housing Opportunities Commission Program Rev., “A”, 4%, 7/01/2049	$765,000	$ 854,594
Single Family Housing - State – 4.4%
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	$635,000	$ 709,821
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 3.65%, 10/01/2032	1,000,000	1,070,404
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “A”, 4%, 4/01/2039	480,000	510,478
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	1,075,000	1,154,538
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 4/01/2023	510,000	556,390
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 10/01/2023	760,000	844,149
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 4/01/2024	850,000	960,342
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 10/01/2024	845,000	970,539

53

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Single Family Housing - State – continued
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 4/01/2025	$500,000	$ 583,217
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 10/01/2025	300,000	354,799
Texas Department of Housing & Community Affairs Residential Mortgage Rev., “A”, FNMA, 4.75%, 1/01/2049	430,000	483,577
		$ 8,198,254
State & Local Agencies – 6.9%
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	$655,000	$ 743,888
Commonwealth Financing Authority Rev., “A-2”, 5%, 6/01/2036 (Prerefunded 6/01/2022)	1,500,000	1,584,681
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	1,000,000	1,220,212
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	745,000	730,254
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	10,000	12,672
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	10,000	12,588
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	5,000	5,759
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	25,000	28,708
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	15,000	17,158
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	20,000	22,792
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	25,000	28,399
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	20,000	22,671
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	30,000	33,946
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	15,000	16,921
Issuer	Shares/Par	Value ($)

State & Local Agencies – continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	$155,000	$ 186,124
New Jersey Economic Development Authority Rev. (School Facilities Construction), “LLL”, 5%, 6/15/2039	340,000	412,075
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	1,255,000	1,519,243
Philadelphia, PA, Authority for Industrial Development Rev. (Rebuild Project), 5%, 5/01/2037	250,000	306,031
Philadelphia, PA, Authority for Industrial Development Rev. (Rebuild Project), 5%, 5/01/2038	1,000,000	1,221,237
Philadelphia, PA, Redevelopment Authority City Agreement Rev., “A”, 5%, 4/15/2028	1,000,000	1,166,557
Philadelphia, PA, Redevelopment Authority City Service Agreement Refunding Rev., “B”, 5%, 4/15/2027	2,165,000	2,494,877
Philadelphia, PA, Redevelopment Authority Refunding Rev. (Neighborhood Transformation Initiative), BAM, 5%, 4/15/2024	1,000,000	1,047,890
		$ 12,834,683
Student Loan Revenue – 0.2%
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 5%, 6/01/2029	$325,000	$ 391,793
Tax - Other – 1.7%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042 (n)	$300,000	$ 348,619
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042 (n)	500,000	573,041
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	750,000	778,080
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	115,000	130,433
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	60,000	67,890
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	185,000	205,926
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	155,000	158,590
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	655,000	720,348

54

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – continued
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	$105,000	$ 121,250
		$ 3,104,177
Tax Assessment – 0.3%
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	$500,000	$ 540,596
Tobacco – 0.6%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$110,000	$ 137,764
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	2,055,000	310,734
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	755,000	761,914
		$ 1,210,412
Toll Roads – 3.6%
Delaware River Port Authority Rev., 5%, 1/01/2029	$1,145,000	$ 1,286,359
Pennsylvania Turnpike Commission Rev., ”A“, 4%, 12/01/2050	3,000,000	3,434,903
Pennsylvania Turnpike Commission Subordinate Rev., “A”, AGM, 4%, 12/01/2049	1,500,000	1,715,046
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	140,000	159,734
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	110,000	124,713
		$ 6,720,755
Transportation - Special Tax – 4.0%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$145,000	$ 148,010
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	270,000	278,750
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	765,000	861,160
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	755,000	838,610
Issuer	Shares/Par	Value ($)

Transportation - Special Tax – continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	$75,000	$ 82,342
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	90,000	99,822
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2033	55,000	60,944
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NPFG, 5%, 7/01/2038	20,000	20,510
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	545,000	547,618
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	395,000	418,588
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	100,000	121,394
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	215,000	256,946
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	85,000	102,912
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	85,000	101,084
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 12/01/2030 (Prerefunded 12/01/2021)	1,000,000	1,032,170
Southeastern, PA, Transportation Authority Capital Grant Receipts Refunding (Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds), 5%, 6/01/2022	2,365,000	2,497,376
		$ 7,468,236
Universities - Colleges – 8.3%
Adams County, PA, General Obligation (Gettysburg College), 5%, 8/15/2033	$2,100,000	$ 2,679,133
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, 5%, 3/01/2032 (Prerefunded 3/01/2025)	500,000	586,276
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2039	1,200,000	1,381,113
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 5/01/2040	1,000,000	1,002,069
Northampton County, PA, General Purpose Authority College Rev. (Lafayette College), 4%, 11/01/2038	1,000,000	1,127,893
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2049	1,000,000	1,142,679

55

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2027	$600,000	$ 744,798
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2046	1,750,000	2,140,867
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), “A”, 4%, 3/01/2037	750,000	856,560
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), “A”, 5%, 3/01/2039	750,000	912,348
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041 (Prerefunded 11/01/2021)	500,000	517,408
Pennsylvania Public School Building Authority Rev. (Montgomery County Community College), 5%, 5/01/2033	1,000,000	1,149,209
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	95,000	96,425
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	25,000	25,637
Wilkes-Barre, PA, Finance Authority Rev. (University of Scranton), “A”, 5%, 11/01/2026	1,000,000	1,174,695
		$ 15,537,110
Universities - Dormitories – 1.5%
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), BAM, 5%, 5/15/2051	$1,025,000	$ 1,219,533
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	1,000,000	1,019,071
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2056	80,000	93,952
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 6.25%, 10/01/2043 (Prerefunded 10/01/2021)	500,000	514,875
		$ 2,847,431
Issuer	Shares/Par	Value ($)

Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$365,000	$ 374,125
Utilities - Municipal Owned – 1.4%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$95,000	$ 105,368
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	105,000	115,985
Philadelphia, PA, Gas Works Rev., 5%, 8/01/2031	500,000	580,739
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	390,000	352,950
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	55,000	49,775
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	25,000	22,687
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	15,000	13,612
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	140,000	127,050
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	15,000	13,537
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	150,000	135,750
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	245,000	221,725
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	80,000	70,900
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	65,000	58,825
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	65,000	58,825
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	10,000	9,050
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	200,000	181,000
Puerto Rico Electric Power Authority Rev., “V”, NPFG, 5.25%, 7/01/2033	75,000	83,105
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	15,000	16,597
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	10,000	9,088
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	30,000	27,225
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	95,000	84,669
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	105,000	95,287
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	30,000	27,225
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	95,000	86,212
		$ 2,547,186

56

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Other – 0.4%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	$280,000	$ 429,801
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	235,000	251,006
		$ 680,807
Water & Sewer Utility Revenue – 12.1%
Allegheny County, PA, Sanitation Authority Sewer Rev., BAM, 5%, 12/01/2030	$500,000	$ 596,771
Allegheny County, PA, Sanitation Authority Sewer Rev., “A”, 5%, 6/01/2032	300,000	394,989
Allegheny County, PA, Sanitation Authority Sewer Rev., “A”, 4%, 6/01/2033	250,000	303,572
Allegheny County, PA, Sanitation Authority Sewer Rev., “B”, 5%, 6/01/2032	550,000	724,146
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 12/01/2033 (Prerefunded 12/01/2021)	1,000,000	1,032,170
Cambria County, PA, Greater Johnstown Water Authority Rev., AGM, 4%, 8/15/2041	2,000,000	2,275,419
Canonsburg-Houston, PA, Joint Authority Sewer Rev., “A”, 5%, 12/01/2040	1,000,000	1,172,009
Capital Region Water Sewer System Rev., 5%, 7/15/2042	1,000,000	1,210,639
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2042	500,000	525,248
Erie, PA, Water Authority Rev., “A”, AGM, 5%, 12/01/2043	1,000,000	1,219,180
Erie, PA, Water Authority Rev., “A”, AGM, 4%, 12/01/2050	995,000	1,123,104
Erie, PA, Water Authority Rev., “D”, BAM, 4%, 12/01/2041	1,500,000	1,719,755
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	120,000	121,353
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	205,000	246,383
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 4%, 1/01/2031	1,000,000	1,164,950
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 4%, 1/01/2032	$500,000	$ 584,777
Philadelphia, PA, Water and Wastewater Rev., “A”, 5%, 10/01/2037	1,000,000	1,230,394
Philadelphia, PA, Water and Wastewater Rev., “A”, 5%, 10/01/2038	1,000,000	1,247,323
Pittsburgh, PA, Water & Sewer Authority Rev., “B”, AGM, 5%, 9/01/2033	675,000	875,360
Pittsburgh, PA, Water & Sewer Authority Rev., “B”, AGM, 5%, 9/01/2034	500,000	646,164
Pittsburgh, PA, Water and Sewer System Authority Subordinate Refunding Rev., “B”, AGM, 4%, 9/01/2034	2,500,000	2,986,559
Williamsport, PA, Sanitary Authority Sewer Rev., BAM, 5%, 1/01/2030	870,000	1,118,684
		$ 22,518,949
Total Municipal Bonds (Identified Cost, $171,575,545)		$182,039,617
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$270,000	$ 235,794
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	500,000	142,402
Total Bonds (Identified Cost, $403,661)		$ 378,196
Investment Companies (h) – 1.8%
Money Market Funds – 1.8%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $3,316,601)	3,316,601	$ 3,316,601
Other Assets, Less Liabilities – 0.4%		774,821
Net Assets – 100.0%		$186,509,235
See Portfolio Footnotes and Notes to Financial Statements

57

Portfolio of Investments
3/31/21
MFS South Carolina Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 96.9%
Airport Revenue – 3.6%
Charleston County, SC, Airport District Rev., 5%, 7/01/2037	$505,000	$ 619,195
Charleston County, SC, Airport District Rev., 5%, 7/01/2038	750,000	917,124
Charleston County, SC, Airport District Rev., 5%, 7/01/2039	450,000	548,864
Charleston County, SC, Airport District Rev., 5%, 7/01/2043	1,250,000	1,509,773
Charleston County, SC, Airport District Rev., 5%, 7/01/2048	1,500,000	1,800,941
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/2021	2,000,000	2,023,075
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	220,000	235,002
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	155,000	159,064
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 7/01/2040	2,250,000	2,257,414
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	103,142
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	10,000	11,460
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	75,000	85,371
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	120,000	136,593
		$ 10,407,018
General Obligations - General Purpose – 7.1%
Aiken County, SC, County Administration Building Project, 5%, 3/01/2025 (Prerefunded 3/01/2022)	$910,000	$ 949,923
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	475,000	464,328
Charleston County, SC, General Obligation Park & Recreation District, 4%, 2/01/2023	1,210,000	1,294,279
Charleston County, SC, General Obligation Park & Recreation District, 4%, 2/01/2024	1,030,000	1,137,657
Charleston County, SC, General Obligation Park & Recreation District, 4%, 2/01/2025	800,000	907,429
Charleston County, SC, General Obligation Park & Recreation District, 4%, 2/01/2028	1,335,000	1,616,574
Charleston County, SC, General Obligation Park & Recreation District, 4%, 2/01/2030	620,000	770,654
Charleston County, SC, General Obligation, “C”, 5%, 11/01/2026	2,055,000	2,463,816
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	$105,000	$ 117,202
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	70,000	76,134
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	325,000	367,125
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	95,000	109,843
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	105,000	123,876
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2033	405,000	439,718
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	2,435,000	1,911,475
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	35,000	36,180
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	65,000	67,274
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	145,000	149,699
Lancaster County, SC, General Obligation Refunding, 3%, 3/01/2039	725,000	787,550
North Charleston, SC, General Obligation, 5%, 12/01/2024	675,000	786,551
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	105,000	110,345
South Carolina General Obligation State Institution Bonds, “A”, 5%, 4/01/2034	1,810,000	2,437,281
South Carolina General Obligation State Institution Bonds, “D”, 5%, 4/01/2034	850,000	1,144,579
State of Illinois, General Obligation, 5.5%, 5/01/2039	190,000	233,753
State of Illinois, General Obligation, 5.75%, 5/01/2045	175,000	217,691
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	250,000	300,933
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	370,000	451,508
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	340,000	419,377
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	495,000	617,337
		$ 20,510,091
General Obligations - Schools – 14.4%
Aiken County, SC, Consolidated School District Special Obligation, 4%, 6/01/2035	$275,000	$ 325,024

58

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - Schools – continued
Aiken County, SC, Consolidated School District Special Obligation, 3.125%, 6/01/2041	$1,400,000	$ 1,512,284
Aiken County, SC, Consolidated School District Special Obligation, “A”, 4%, 4/01/2036	2,000,000	2,370,172
Anderson County, SC, School District, “A”, 5%, 3/01/2026	1,240,000	1,507,057
Beaufort County, SC, School District Tax Anticipation Notes, 3%, 6/30/2021	6,700,000	6,748,179
Charleston County, SC, School District General Obligation (Sales Tax Projects - Phase IV), “B”, 5%, 5/12/2021	3,000,000	3,016,593
Chesterfield County, SC, School District, 5%, 3/01/2025	1,000,000	1,042,594
Darlington County, SC, General Obligation School District, 5%, 3/01/2026	4,025,000	4,891,859
Downey, CA, Unified School District (Election of 2014), “B”, 4%, 8/01/2040	1,295,000	1,501,258
Lexington County, SC, School District No. 1, “A”, 5%, 3/01/2023	1,030,000	1,124,190
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2025 (Prerefunded 9/01/2021)	2,000,000	2,039,808
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2029 (Prerefunded 9/01/2021)	3,000,000	3,059,711
Richland County, SC, School District No. 1, General Obligation Refunding, “D”, 5%, 3/01/2024	1,850,000	2,102,517
Richland County, SC, School District No. 2, General Obligation Refunding, 5%, 3/01/2023	2,825,000	3,082,199
Spartanburg County, SC, School District No. 2 General Obligation, 5%, 3/01/2028	1,030,000	1,281,314
Spartanburg County, SC, School District No. 7, General Obligation, “B”, 5%, 3/01/2048	2,000,000	2,458,682
Spartanburg County, SC, School District No. 7, General Obligation, “D”, 5%, 3/01/2042	3,000,000	3,723,922
		$ 41,787,363
Healthcare Revenue - Hospitals – 12.4%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$255,000	$ 279,391
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	15,000	16,643
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	20,000	24,251
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	10,000	12,035
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	$120,000	$ 133,145
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	30,000	31,175
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Healthcare), 4%, 10/01/2036	1,500,000	1,681,313
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Healthcare), “B”, 5%, 10/01/2031	1,950,000	2,024,263
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	155,000	157,253
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041 (Prerefunded 7/01/2021)	180,000	182,670
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2030	1,115,000	1,378,194
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2026 (Prerefunded 11/01/2021)	175,000	179,812
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2026	325,000	332,649
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2031	1,000,000	1,139,945
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2032	1,000,000	1,136,192
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2035	1,000,000	1,162,335
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2036	1,000,000	1,158,751
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 5%, 12/01/2046	2,000,000	2,488,023
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Anmed Health), 5%, 2/01/2038	1,500,000	1,706,551
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5%, 7/01/2037 (Prerefunded 7/01/2022)	1,250,000	1,324,845
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	2,000,000	2,281,179
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	500,000	555,617
South Carolina Jobs & Economic Development Authority, Hospital Rev. (McLeod Health Projects), 4%, 11/01/2048	2,000,000	2,200,568

59

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), “A”, 5.25%, 8/01/2030 (Prerefunded 8/01/2023)	$1,000,000	$ 1,116,195
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), “A”, AGM, 6.5%, 8/01/2039 (Prerefunded 8/01/2021)	2,000,000	2,040,758
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), 5%, 5/01/2037	2,000,000	2,412,642
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 5%, 4/15/2037 (Prerefunded 4/15/2022)	30,000	31,446
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 5%, 4/15/2037	1,970,000	2,054,753
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	3,340,000	3,668,270
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, AGM, 5%, 4/15/2034	1,000,000	1,260,578
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, AGM, 4%, 4/15/2036	450,000	520,301
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, AGM, 4%, 4/15/2037	550,000	633,578
Spartanburg County, SC, Regional Health Services District, Inc. Hospital Rev., “A”, AGM, 5%, 4/15/2027	580,000	707,386
		$ 36,032,707
Healthcare Revenue - Long Term Care – 1.8%
South Carolina Jobs & Economic Development Authority Rev. (Bishop Gadsden Episcopal Retirement Community), “A”, 5%, 4/01/2049	$1,250,000	$ 1,377,634
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2043	750,000	757,463
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	250,000	252,656
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2042	750,000	771,312
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036 (n)	1,000,000	1,044,331
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care – continued
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	$1,000,000	$ 1,066,230
		$ 5,269,626
Industrial Revenue - Other – 0.3%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$100,000	$ 102,192
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	285,000	316,736
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	395,000	448,884
		$ 867,812
Industrial Revenue - Paper – 0.4%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$1,000,000	$ 1,061,781
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	100,000	111,977
		$ 1,173,758
Miscellaneous Revenue - Other – 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$45,000	$ 45,138
Port Revenue – 4.5%
Port Authority of NY & NJ (221st Series), 4%, 7/15/2045	$1,820,000	$ 2,056,058
South Carolina Port Authority Rev., 5%, 7/01/2028	300,000	347,644
South Carolina Port Authority Rev., 5%, 7/01/2029	450,000	521,471
South Carolina Port Authority Rev., 5%, 7/01/2033 (Prerefunded 7/01/2025)	500,000	591,478
South Carolina Port Authority Rev., 5%, 7/01/2036	3,000,000	3,687,153
South Carolina Port Authority Rev., 4%, 7/01/2055	2,000,000	2,225,251
South Carolina Ports Authority Rev. (tax-exempt), “B”, 5%, 7/01/2044	3,000,000	3,637,618
		$ 13,066,673
Sales & Excise Tax Revenue – 3.1%
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	$95,000	$ 112,067
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	185,000	223,476
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	185,000	228,028

60

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	$35,000	$ 43,842
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	85,000	108,070
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	80,000	99,022
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	105,000	130,269
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	40,000	45,602
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	45,000	51,152
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	50,000	56,912
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	49,000	53,106
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	3,610,000	3,975,260
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	450,000	481,374
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	163,000	174,364
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	4,000	4,289
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	71,000	76,829
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	7,000	6,570
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	79,000	69,210
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	14,000	11,530
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	725,000	554,872
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	695,000	493,327
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	5,158,000	1,574,067
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	405,000	440,112
Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue – continued
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	$100,000	$ 103,866
		$ 9,117,216
Secondary Schools – 0.2%
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2049 (n)	$250,000	$ 275,098
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042 (Prerefunded 6/01/2022)	220,000	232,473
		$ 507,571
Single Family Housing - State – 4.4%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 4%, 11/15/2047	$695,000	$ 750,311
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	965,000	1,078,704
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	975,000	1,047,140
South Carolina Housing Finance & Development Authority Mortgage Rev., “A”, 4%, 7/01/2050	2,920,000	3,305,335
South Carolina Housing Finance & Development Authority Mortgage Rev., “B”, 3.25%, 1/01/2052	3,000,000	3,304,858
South Carolina Housing, Finance & Development Authority Rev., “A”, 3.75%, 7/01/2043	635,000	676,602
South Carolina Housing, Finance & Development Authority Rev., “A”, 3.8%, 1/01/2049	635,000	674,098
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4.25%, 1/01/2050	1,030,000	1,143,496
Texas Department of Housing & Community Affairs Residential Mortgage Rev., “A”, FNMA, 4.75%, 1/01/2049	660,000	742,235
		$ 12,722,779
State & Local Agencies – 12.7%
Berkeley County, SC, School District Special Obligation, 5%, 12/01/2021	$1,000,000	$ 1,031,832
Charleston County, SC, Special Source Rev., “C”, 5%, 12/01/2021	1,000,000	1,032,035
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), “B”, 5%, 12/01/2030 (Prerefunded 12/01/2023)	3,595,000	4,047,697

61

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – continued
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	$55,000	$ 67,677
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	45,000	55,113
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	25,000	30,505
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,330,000	1,303,675
Dillon County, SC, School Facilities Corp., 5%, 12/01/2028	590,000	745,379
Dillon County, SC, School Facilities Corp., 5%, 12/01/2032	1,625,000	2,040,242
Dillon County, SC, School Facilities Corp., 5%, 12/01/2033	1,705,000	2,132,227
Florence, SC, Public Facilities Corp., Installment Purchase Rev., “B”, 4%, 11/01/2030	1,035,000	1,272,733
Florence, SC, Public Facilities Corp., Installment Purchase Rev., “B”, 4%, 11/01/2031	500,000	609,208
Florence, SC, Public Facilities Corp., Installment Purchase Rev., “B”, 4%, 11/01/2032	500,000	603,948
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	3,000,000	3,624,125
Laurens County, SC, School District No. 55, 5%, 12/01/2021	515,000	531,220
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047 (Prerefunded 5/01/2028)	240,000	306,707
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	465,000	552,944
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	35,000	41,574
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	20,000	25,344
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	10,000	12,588
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	10,000	11,517
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	35,000	40,192
Issuer	Shares/Par	Value ($)

State & Local Agencies – continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	$30,000	$ 34,317
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	30,000	34,187
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	45,000	51,119
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	35,000	39,674
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	40,000	45,261
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	25,000	28,202
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	230,000	276,185
New Jersey Economic Development Authority Rev. (School Facilities Construction), “LLL”, 5%, 6/15/2039	490,000	593,873
New Jersey Economic Development Authority Rev., School Facilities Construction, “LLL”, 5%, 6/15/2044	815,000	975,506
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	2,000,000	2,184,617
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	1,115,000	1,349,766
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2028	2,000,000	2,336,814
Square County, SC, Redevelopment Corp. Installment Purchase Rev. (Greenville County, South Carolina Project), 4%, 4/01/2026	400,000	466,256
Square County, SC, Redevelopment Corp. Installment Purchase Rev. (Greenville County, South Carolina Project), 5%, 4/01/2027	655,000	818,373
Square County, SC, Redevelopment Corp. Installment Purchase Rev. (Greenville County, South Carolina Project), 5%, 4/01/2028	400,000	510,933
Square County, SC, Redevelopment Corp. Installment Purchase Rev. (Greenville County, South Carolina Project), 5%, 4/01/2030	300,000	397,995
Square County, SC, Redevelopment Corp. Installment Purchase Rev. (Greenville County, South Carolina Project), 5%, 4/01/2031	400,000	539,351
Square County, SC, Redevelopment Corp. Installment Purchase Rev. (Greenville County, South Carolina Project), 4%, 4/01/2032	350,000	435,628

62

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – continued
Square County, SC, Redevelopment Corp. Installment Purchase Rev. (Greenville County, South Carolina Project), 4%, 4/01/2033	$600,000	$ 741,342
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2026	1,000,000	1,173,806
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2027	1,195,000	1,395,083
Williamsburg County, SC, Public Facilities Corp. Installment Purchase Refunding Rev. (Williamsburg County Project), BAM, 4%, 6/01/2027	890,000	1,053,837
Williamsburg County, SC, Public Facilities Corp. Installment Purchase Refunding Rev. (Williamsburg County Project), BAM, 4%, 6/01/2029	535,000	649,673
Williamsburg County, SC, Public Facilities Corp. Installment Purchase Refunding Rev. (Williamsburg County Project), BAM, 4%, 6/01/2031	500,000	605,891
		$ 36,856,171
Tax - Other – 3.5%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$940,000	$ 1,107,298
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	180,000	204,157
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	95,000	107,492
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	285,000	317,237
Illinois Sports Facilities Authority Refunding Rev., BAM, 5%, 6/15/2029	1,260,000	1,591,646
Myrtle Beach, SC, Tax Increment Refunding Bonds Rev. (Myrtle Beach Air Force Base Redevelopment Project Area), 5%, 10/01/2030	1,000,000	1,188,485
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), “A”, 5%, 10/01/2040	2,000,000	2,364,555
North Charleston, SC, Limited Obligation Bond (Tax Increment Pledge), 4%, 10/01/2032	685,000	836,676
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	405,000	414,381
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	440,000	473,659
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	50,000	54,507
Issuer	Shares/Par	Value ($)

Tax - Other – continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	$1,245,000	$ 1,369,212
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	165,000	190,535
		$ 10,219,840
Tax Assessment – 0.4%
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.375%, 11/01/2049 (n)	$1,000,000	$ 1,099,266
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	20,000	23,040
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	20,000	23,590
		$ 1,145,896
Tobacco – 0.6%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$150,000	$ 187,861
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	280,000	312,231
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	3,020,000	456,651
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	850,000	857,783
		$ 1,814,526
Toll Roads – 0.3%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$275,000	$ 290,799
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	535,000	559,318
		$ 850,117
Transportation - Special Tax – 7.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$755,000	$ 770,673
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	20,000	20,509
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	1,340,000	1,508,437

63

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Transportation - Special Tax – continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	$1,125,000	$ 1,249,585
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	90,000	99,173
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	435,000	482,471
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2033	350,000	387,823
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	820,000	823,940
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	600,000	635,830
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2045	150,000	182,091
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2050	105,000	126,728
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	350,000	418,284
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5.25%, 12/15/2021	130,000	134,507
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	125,000	151,341
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	125,000	148,653
South Carolina Transportation Infrastructure Bank Refunding Rev., “A”, 5%, 10/01/2036	1,205,000	1,468,664
South Carolina Transportation Infrastructure Bank Refunding Rev., “A”, 5%, 10/01/2037	1,500,000	1,823,707
South Carolina Transportation Infrastructure Bank Refunding Rev., “A”, AGM, 5%, 10/01/2035	2,000,000	2,437,304
South Carolina Transportation Infrastructure Bank Refunding Rev., “B”, 0.527%, 10/01/2031 (Put Date 10/01/2022)	4,975,000	4,978,015
South Carolina Transportation Infrastructure Bank Rev., “A”, 5%, 10/01/2030	2,000,000	2,523,421
South Carolina Transportation Infrastructure Bank Rev., “A”, 5%, 10/01/2040	2,000,000	2,416,771
		$ 22,787,927
Universities - Colleges – 3.3%
College of Charleston, SC, Academic & Administrative Facilities Refunding Rev., “A”, 5%, 4/01/2028	$1,030,000	$ 1,311,652
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, 5%, 4/01/2022	1,205,000	1,261,866
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	$200,000	$ 203,911
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	75,000	75,994
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	125,000	126,875
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	55,000	55,362
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	70,000	71,050
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	390,000	446,026
South Carolina Jobs & Economic Development Authority (Furman University), 5%, 10/01/2028	700,000	816,136
South Carolina Jobs & Economic Development Authority (Wofford College), 5%, 4/01/2035	1,565,000	1,772,326
South Carolina Jobs & Economic Development Authority (Wofford College), 5%, 4/01/2049	2,000,000	2,337,328
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	30,000	30,764
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035	170,000	170,549
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2040	335,000	336,081
University of South Carolina, Higher Education Facilities Refunding Rev., “A”, 5%, 5/01/2040	575,000	689,194
		$ 9,705,114
Universities - Dormitories – 0.0%
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2056	$125,000	$ 146,800
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$535,000	$ 548,375

64

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – 4.8%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$145,000	$ 160,824
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	170,000	187,785
Newberry, SC, Combined Public Utility System Refunding Rev., “A”, AGM, 4%, 9/01/2022	325,000	341,711
Newberry, SC, Combined Public Utility System Refunding Rev., “A”, AGM, 4%, 9/01/2023	285,000	309,420
Newberry, SC, Combined Public Utility System Refunding Rev., “A”, AGM, 4%, 9/01/2024	255,000	284,262
Newberry, SC, Combined Public Utility System Refunding Rev., “A”, AGM, 4%, 9/01/2025	375,000	427,602
Newberry, SC, Combined Public Utility System Refunding Rev., “A”, AGM, 4%, 9/01/2026	640,000	744,674
Newberry, SC, Combined Public Utility System Refunding Rev., “A”, AGM, 4%, 9/01/2027	200,000	236,725
Newberry, SC, Combined Public Utility System Refunding Rev., “A”, AGM, 5%, 9/01/2028	275,000	351,474
Newberry, SC, Combined Public Utility System Refunding Rev., “A”, AGM, 5%, 9/01/2030	275,000	364,449
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 1/01/2030	1,000,000	1,009,985
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	525,000	475,125
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	80,000	72,400
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	40,000	36,300
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	190,000	172,425
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	20,000	18,050
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	205,000	185,525
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	330,000	298,650
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	115,000	101,919
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	100,000	90,500
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	90,000	81,450
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	15,000	13,575
Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	$270,000	$ 244,350
Puerto Rico Electric Power Authority Rev., “V”, NPFG, 5.25%, 7/01/2033	115,000	127,427
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	25,000	27,661
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	15,000	13,631
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	40,000	36,300
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	120,000	106,950
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	140,000	127,050
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	45,000	40,838
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	145,000	131,588
Rock Hill, SC, Combined Utility System Rev., “A”, 4%, 1/01/2049	650,000	740,774
Rock Hill, SC, Utility Systems Rev., 5%, 1/01/2041	1,000,000	1,153,791
South Carolina Public Service Authority Refunding Rev., “A”, 4%, 12/01/2040	3,000,000	3,503,731
South Carolina Public Service Authority Refunding Rev., “B”, 5%, 12/01/2038	500,000	554,182
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/2032	1,000,000	1,309,466
		$ 14,100,719
Utilities - Other – 0.8%
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 9/01/2042	$790,000	$ 838,805
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	130,000	162,656
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	270,000	275,460
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	309,752
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	570,000	692,008
		$ 2,278,681
Water & Sewer Utility Revenue – 10.3%
Columbia, SC, Stormwater System Rev. (City Improvements), 5%, 2/01/2038	$755,000	$ 929,566
Columbia, SC, Waterworks & Sewer System Rev., 4%, 2/01/2043	2,000,000	2,272,804
Columbia, SC, Waterworks & Sewer System Rev., “A”, 4%, 2/01/2044	3,990,000	4,582,449
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	90,000	102,536
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	410,000	459,439
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	300,000	360,561

65

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2030	$500,000	$ 600,398
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2035	500,000	592,983
Lexington County, SC, Joint Municipal Water & Sewer Commission and Improvement Refunding Rev., “A”, 4%, 6/01/2040	1,235,000	1,438,941
Lexington County, SC, Joint Municipal Water & Sewer Commission and Improvement Refunding Rev., “A”, 4%, 6/01/2043	1,260,000	1,456,727
Lexington, SC, Waterworks & Sewer Systems Rev., 4%, 6/01/2041	2,000,000	2,315,697
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2032	50,000	56,844
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NPFG, 5%, 7/01/2036	60,000	67,964
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	30,000	34,065
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	70,000	79,316
Mount Pleasant, SC, Waterworks & Sewer System Rev., “A”, 5%, 6/01/2036	1,000,000	1,220,304
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Mount Pleasant, SC, Waterworks & Sewer System Rev., “A”, 5%, 6/01/2037	$1,000,000	$ 1,220,518
North Charleston, SC, Sewer District, 5%, 7/01/2039	3,425,000	3,891,425
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2033 (Prerefunded 3/01/2023)	1,000,000	1,092,252
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2034	2,000,000	2,289,399
Spartanburg, SC, Water System Refunding & Improvement Rev., “B”, 5%, 6/01/2039	4,000,000	4,885,651
		$ 29,949,839
Total Municipal Bonds (Identified Cost, $269,560,440)		$281,911,757
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$420,000	$ 366,790
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	800,000	227,843
Total Bonds (Identified Cost, $635,223)		$ 594,633
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $3,938,050)	3,938,050	$ 3,938,050
Other Assets, Less Liabilities – 1.5%		4,344,875
Net Assets – 100.0%		$290,789,315
See Portfolio Footnotes and Notes to Financial Statements

66

Portfolio of Investments
3/31/21
MFS Tennessee Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 99.8%
Airport Revenue – 8.3%
Memphis-Shelby County, TN, Airport Authority Facilities Rev., 5%, 7/01/2037	$1,000,000	$ 1,200,622
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, 4%, 7/01/2038	1,000,000	1,159,989
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 7/01/2025	1,000,000	1,011,602
Memphis-Shelby County, TN, Airport Authority Rev., “A”, 5%, 7/01/2030 (w)	750,000	965,114
Memphis-Shelby County, TN, Airport Authority Rev., “A”, 5%, 7/01/2031 (w)	250,000	325,329
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2035	1,100,000	1,267,282
Metropolitan Nashville Airport Authority, TN, Airport Rev., “B”, 5%, 7/01/2049	1,000,000	1,212,630
Metropolitan Nashville Airport Authority, TN, Airport Rev., “B”, 5%, 7/01/2054	1,000,000	1,207,665
		$ 8,350,233
General Obligations - General Purpose – 14.1%
Bedford County, TN, General Obligation Refunding Rev., BAM, 5%, 4/01/2023	$1,190,000	$ 1,301,823
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	245,000	239,495
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	45,000	50,229
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	30,000	32,629
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	145,000	163,794
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	40,000	46,250
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	45,000	53,090
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2033	175,000	190,002
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	1,045,000	820,325
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	90,000	92,917
Jackson, TN, General Obligation, 5%, 6/01/2031	1,000,000	1,275,297
Memphis, TN, General Improvement, 4%, 6/01/2041	1,000,000	1,126,124
Memphis, TN, General Improvement, “B”, 5%, 4/01/2031	1,000,000	1,128,860
Memphis, TN, General Improvement, “B”, 5%, 4/01/2034	1,025,000	1,155,779
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Metropolitan Government of Nashville & Davidson County, TN, General Obligation, “C”, 5%, 1/01/2024	$1,500,000	$ 1,693,532
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 6/01/2034	1,000,000	1,005,715
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	190,000	199,672
State of Illinois, General Obligation, 5.5%, 5/01/2039	150,000	184,542
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	90,000	108,336
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	130,000	158,638
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	120,000	148,015
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	175,000	218,250
State of Tennessee, “A”, 5%, 10/01/2029 (Prerefunded 10/01/2021)	1,500,000	1,535,615
Sullivan County, TN, General Obligation, 5%, 5/01/2027	1,000,000	1,253,421
		$ 14,182,350
General Obligations - Schools – 2.7%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$25,000	$ 30,185
Williamson County, TN, School District, 5%, 4/01/2026	740,000	901,717
Wilson County, TN, Tenth Special School District, Limited Obligation, 4%, 4/01/2037	460,000	542,548
Wilson County, TN, Tenth Special School District, Limited Obligation, 4%, 4/01/2038	460,000	539,214
Wilson County, TN, Tenth Special School District, Limited Obligation, 4%, 4/01/2039	605,000	707,241
		$ 2,720,905
Healthcare Revenue - Hospitals – 16.3%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5%, 10/01/2044	$1,000,000	$ 1,078,948
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045 (Prerefunded 1/01/2023)	500,000	542,980
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	500,000	606,280
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	1,000,000	1,203,506

67

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	$10,000	$ 10,392
Greenville, TN, Health and Educational Facilities Board Hospital Rev. (Ballad Health), “A”, 4%, 7/01/2040	1,000,000	1,104,610
Jackson, TN, Hospital Refunding Rev. (Jackson-Madison County General Hospital), 4%, 4/01/2041	425,000	451,467
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 4/01/2028	1,500,000	1,709,637
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), “A”, 5%, 4/01/2041	1,000,000	1,204,211
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2033	1,000,000	1,182,496
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (East Tennessee Children's Hospital), 5%, 11/15/2038	1,000,000	1,207,383
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	750,000	870,430
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 9/01/2036	1,000,000	1,147,437
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 4%, 7/01/2047	1,500,000	1,661,262
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6%, 8/01/2030	25,000	25,099
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	100,000	112,964
Shelby County, TN, Health, Educational & Housing Facility Board Rev. (Methodist Healthcare), “A”, 5%, 5/01/2035	1,500,000	1,774,273
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	420,000	461,279
		$ 16,354,654
Healthcare Revenue - Long Term Care – 2.7%
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Blakeford at Green Hills), 5%, 7/01/2037 (Prerefunded 7/01/2022)	$1,000,000	$ 1,056,656
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Blakeford at Green Hills), “A”, 4%, 11/01/2045	1,000,000	1,039,237
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care – continued
Shelby County, TN, Health, Educational & Housing Facility Board, Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2049	$550,000	$ 585,648
		$ 2,681,541
Industrial Revenue - Other – 0.4%
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	$310,000	$ 352,289
Miscellaneous Revenue - Other – 2.9%
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/2023	$1,205,000	$ 1,328,678
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/2026	535,000	535,380
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	980,000	1,019,531
		$ 2,883,589
Sales & Excise Tax Revenue – 2.9%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$300,000	$ 309,566
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	270,000	303,606
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	40,000	47,186
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	80,000	96,638
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	75,000	92,444
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	20,000	25,053
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	35,000	44,499
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	35,000	43,322
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	50,000	62,033
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	50,000	56,912
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	23,000	24,927
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	164,000	180,594
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	226,000	241,757
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	76,000	81,299

68

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	$1,000	$ 1,072
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	39,000	42,202
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	3,000	2,816
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	41,000	35,919
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	7,000	5,765
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	380,000	290,829
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	363,000	257,666
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	1,787,000	545,339
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	105,000	114,103
		$ 2,905,547
Secondary Schools – 0.4%
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2049 (n)	$250,000	$ 275,099
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042 (Prerefunded 6/01/2022)	130,000	137,370
		$ 412,469
Single Family Housing - Local – 0.5%
Montgomery County, MD, Housing Opportunities Commission Program Rev., “A”, 4%, 7/01/2049	$480,000	$ 536,216
Single Family Housing - State – 7.1%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, GNMA, 4%, 11/15/2047	$345,000	$ 372,881
Iowa Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2047	390,000	421,131
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	400,000	447,131
Issuer	Shares/Par	Value ($)

Single Family Housing - State – continued
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 3.75%, 7/01/2039	$1,440,000	$ 1,567,065
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4.25%, 1/01/2050	115,000	127,672
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 3%, 7/01/2051 (w)	500,000	548,080
Tennessee Housing Development Agency, Residential Finance Program Rev., “3”, 3.85%, 7/01/2043	915,000	976,376
Tennessee Housing Development Agency, Residential Finance Program Rev., “3”, 3.75%, 1/01/2050	940,000	1,048,515
Tennessee Housing Development Agency, Residential Finance Program Rev., “4”, 2.9%, 7/01/2039	220,000	231,161
Tennessee Housing Development Agency, Residential Finance Program Rev., “4”, 4%, 7/01/2043	1,060,000	1,157,676
Tennessee Housing Development Agency, Residential Finance Program Rev., “4”, 3.05%, 7/01/2044	240,000	251,323
		$ 7,149,011
State & Local Agencies – 5.1%
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	$795,000	$ 779,265
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047 (Prerefunded 5/01/2028)	135,000	172,523
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	250,000	297,282
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	95,000	114,076
New Jersey Economic Development Authority Rev. (School Facilities Construction), “LLL”, 5%, 6/15/2039	220,000	266,637
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	335,000	365,923
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	665,000	805,017
Tennessee School Board Authority, Higher Education Facilities Second Program, “A”, 5%, 11/01/2043 (Prerefunded 11/01/2022)	1,000,000	1,075,803

69

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – continued
Tennessee School Board Authority, Higher Education Facilities Second Program, “A”, 5%, 11/01/2045	$1,000,000	$ 1,254,524
		$ 5,131,050
Student Loan Revenue – 0.2%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$45,000	$ 44,453
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	115,000	115,738
		$ 160,191
Tax - Other – 2.4%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$495,000	$ 583,098
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	105,000	119,091
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	60,000	67,890
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	175,000	194,795
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 4.75%, 7/01/2027	300,000	296,917
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 5.5%, 7/01/2037	100,000	99,349
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	230,000	235,327
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	260,000	279,889
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	25,000	27,254
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	415,000	456,404
		$ 2,360,014
Tax Assessment – 0.6%
Nashville, TN, Metropolitan Development and Housing Agency Rev. (Fifth + Broadway Development), 5.125%, 6/01/2036 (n)	$500,000	$ 565,195
Tobacco – 0.6%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$70,000	$ 87,668
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	200,000	201,832
Issuer	Shares/Par	Value ($)

Tobacco – continued
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2031	$320,000	$ 320,737
		$ 610,237
Toll Roads – 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$165,000	$ 174,480
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	320,000	334,545
		$ 509,025
Transportation - Special Tax – 2.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	$15,000	$ 15,382
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	450,000	506,565
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	665,000	738,644
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	45,000	49,586
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	70,000	77,639
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2033	90,000	99,726
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	340,000	341,634
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	250,000	264,929
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	200,000	239,019
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5.25%, 12/15/2021	55,000	56,907
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	65,000	78,697
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	70,000	83,246
		$ 2,551,974
Universities - Colleges – 7.9%
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2030	$375,000	$ 399,009

70

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), “A”, 5%, 10/01/2041	$1,000,000	$ 1,102,908
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), “A”, 4%, 10/01/2049	1,000,000	1,042,320
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2039	200,000	230,104
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2048	1,800,000	2,032,044
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	120,000	122,347
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	5,000	4,995
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 4%, 8/01/2035	605,000	681,032
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 4%, 8/01/2040	1,120,000	1,245,613
Shelby County, TN, Health, Educational & Housing Facility Board, Educational Facilities Rev. (Rhodes College), 5.5%, 8/01/2040 (Prerefunded 8/01/2021)	1,000,000	1,017,424
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	15,000	15,382
		$ 7,893,178
Universities - Dormitories – 0.5%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CDFI Phase I LLC, University of Tennessee at Chattanooga), 5%, 10/01/2035	$500,000	$ 540,176
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$225,000	$ 230,625
Utilities - Municipal Owned – 7.5%
Memphis, TN, Electric Systems Rev., 5%, 12/01/2034 (Prerefunded 12/01/2024)	$1,000,000	$ 1,167,954
Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned – continued
Memphis, TN, Electric Systems Rev., “A”, 5%, 12/01/2032	$1,000,000	$ 1,331,662
Memphis, TN, Electric Systems Rev., “A”, 5%, 12/01/2033	1,000,000	1,325,854
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “A”, 5%, 5/15/2029	1,000,000	1,309,579
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “A”, 5%, 5/15/2037	1,000,000	1,213,197
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	260,000	235,300
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	10,000	9,075
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	90,000	81,675
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	10,000	9,025
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	100,000	90,500
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	165,000	149,325
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	50,000	44,313
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	10,000	9,050
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	130,000	117,650
Puerto Rico Electric Power Authority Rev., “V”, NPFG, 5.25%, 7/01/2033	65,000	72,024
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	10,000	11,064
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	10,000	9,088
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	15,000	13,613
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	65,000	57,931
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	70,000	63,525
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	60,000	54,450
		$ 7,520,754

71

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Other – 1.9%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$225,000	$ 229,550
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	115,000	122,833
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	110,000	122,263
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,200,000	1,456,860
		$ 1,931,506
Water & Sewer Utility Revenue – 11.5%
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2029 (Prerefunded 2/01/2023)	$1,000,000	$ 1,087,453
Clarksville, TN, Water, Sewer & Gas Rev., 4%, 2/01/2038	500,000	579,694
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	65,000	74,054
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	110,000	127,707
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	135,000	156,340
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	380,000	437,495
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	300,000	336,175
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	120,000	144,224
Knox County, TN, Hallsdale-Powell Utility District, Waterworks & Sewer Rev., 4%, 4/01/2035	1,000,000	1,179,079
Memphis, TN, Sanitary Sewerage Systems Rev., “B”, 5%, 10/01/2039	1,000,000	1,296,067
Memphis, TN, Sanitary Sewerage Systems Rev., “B”, 5%, 10/01/2040	1,000,000	1,292,566
Memphis, TN, Storm Water System Rev., 5%, 10/01/2039	1,410,000	1,732,537
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., 5%, 7/01/2032	2,000,000	2,196,092
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2032	30,000	34,106
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NPFG, 5%, 7/01/2036	$35,000	$ 39,646
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	20,000	22,710
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	45,000	50,989
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	65,000	74,837
Wilson County, TN, West Wilson Utility District Waterworks Rev., 5%, 6/01/2030	550,000	645,643
		$ 11,507,414
Total Municipal Bonds (Identified Cost, $94,748,175)		$100,040,143
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$149,000	$ 130,123
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	400,000	113,922
Total Bonds (Identified Cost, $263,177)		$ 244,045
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $621,186)	621,191	$ 621,190
Other Assets, Less Liabilities – (0.6)%		(628,610)
Net Assets – 100.0%		$100,276,768
See Portfolio Footnotes and Notes to Financial Statements

72

Portfolio of Investments
3/31/21
MFS Virginia Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.9%
Airport Revenue – 2.7%
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$510,000	$ 589,148
Metropolitan Washington, D.C., Airport Authority Refunding Rev., “A”, 5%, 10/01/2037	1,000,000	1,221,878
Metropolitan Washington, D.C., Airport Authority Refunding Rev., “A”, 5%, 10/01/2038	1,000,000	1,218,826
Metropolitan Washington, D.C., Airport Authority Rev., “B”, 5%, 10/01/2027	980,000	1,160,911
Metropolitan Washington, D.C., Airport Authority Rev., “B”, 5%, 10/01/2028	1,000,000	1,183,147
Norfolk, VA, Airport Authority Rev., 5%, 7/01/2029	525,000	667,368
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2023	2,000,000	2,021,995
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2024	1,000,000	1,010,949
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	1,160,000	1,341,432
		$ 10,415,654
General Obligations - General Purpose – 9.7%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$775,000	$ 757,587
Chesapeake, VA, “B”, 5%, 6/01/2023 (Prerefunded 6/01/2021)	1,930,000	1,944,734
Chesterfield County, VA, Public Improvement, “A”, 4%, 1/01/2036	1,570,000	1,809,977
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2033	400,000	449,252
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	65,000	72,282
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	475,000	526,833
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	3,605,000	2,829,925
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	240,000	247,777
Fairfax County, VA, Public Improvement, “A”, 5%, 10/01/2037	2,000,000	2,553,239
Loudoun County, VA, General Obligation Public Improvement, “A”, 5%, 12/01/2022	3,000,000	3,241,011
Lynchburg, VA, Public Improvement, 5%, 6/01/2026	1,000,000	1,143,934
Newport News, VA, General Obligation Improvement, “A”, 4%, 2/01/2038	1,425,000	1,677,735
Norfolk, VA, General Obligation Capital Improvement, 5%, 8/01/2043 (Prerefunded 8/01/2028)	2,615,000	3,366,644
Issuer	Shares/Par	Value ($)

General Obligations - General Purpose – continued
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/2032 (Prerefunded 2/01/2023)	$440,000	$ 478,479
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/2032	60,000	65,022
Prince George County, VA, General Obligation, 5%, 8/01/2027	1,580,000	1,996,174
Prince George County, VA, General Obligation, 5%, 8/01/2028	1,865,000	2,411,588
Prince George County, VA, General Obligation, 5%, 8/01/2029	2,260,000	2,980,076
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-2”, AAC, 10%, 7/01/2035	170,000	178,654
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AAC, 5.45%, 7/01/2030	380,000	391,439
Richmond, VA, Public Improvement, “A”, 5%, 3/01/2028 (Prerefunded 3/01/2023)	220,000	240,295
State of Illinois, General Obligation, 5.5%, 5/01/2039	270,000	332,176
State of Illinois, General Obligation, 5.75%, 5/01/2045	245,000	304,767
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	330,000	397,232
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	495,000	604,044
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	455,000	561,225
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	660,000	823,116
Suffolk, VA, General Obligation, 5%, 12/01/2022	2,480,000	2,678,804
Virginia Beach, VA, Public Improvement, “B”, 5%, 4/01/2022	2,000,000	2,095,815
		$ 37,159,836
General Obligations - Schools – 1.6%
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$70,000	$ 84,517
Virginia Public School Authority, Special Obligation School Refunding (Montgomery County), 5%, 2/01/2025	5,330,000	6,236,417
		$ 6,320,934
Healthcare Revenue - Hospitals – 15.6%
Arlington County, VA, Industrial Development Authority, Hospital Rev. (Virginia Hospital Center), 5%, 7/01/2037	$2,800,000	$ 3,570,929
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	20,000	22,191

73

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	$30,000	$ 36,377
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	15,000	18,053
Chesapeake, VA, Hospital Authority Facility Rev. (Chesapeake Regional Medical Center), 5%, 7/01/2033	2,000,000	2,505,233
Chesapeake, VA, Hospital Authority Facility Rev. (Chesapeake Regional Medical Center), 5%, 7/01/2034	1,475,000	1,841,423
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	180,000	199,718
Commonwealth of Virginia, University Health System General Rev., “A”, 4%, 7/01/2040	2,000,000	2,236,494
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	45,000	46,763
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 5%, 5/15/2044	2,000,000	2,245,191
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 4%, 5/15/2048	4,000,000	4,516,719
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “B”, 5%, 5/15/2022	5,000,000	5,271,420
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2031	750,000	827,831
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2033	1,000,000	1,103,446
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	375,000	380,451
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041 (Prerefunded 7/01/2021)	395,000	400,860
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), “A”, 5%, 9/01/2030	1,585,000	1,959,136
Lynchburg, VA, Economic Development Authority Rev. (Centra Health), “A”, 5%, 1/01/2047	3,000,000	3,469,253
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), “B”, 5%, 11/01/2036	2,875,000	3,075,753
Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals – continued
Norfolk, VA, Economic Development Authority Hospital Facilities Refunding Rev. (Sentara Healthcare), “B”, 4%, 11/01/2048	$3,000,000	$ 3,357,641
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), “A”, 5%, 7/01/2047	1,625,000	2,399,593
Virginia Small Business Financing Authority Health Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 4%, 12/01/2049	3,445,000	3,924,802
Virginia Small Business Financing Authority Hospital Rev. (Carilion Clinic Obligated Group), “B”, VRDN, 0.05%, 7/01/2042	5,000,000	5,000,000
Virginia Small Business Financing Authority Rev. (Sentara Healthcare), 4%, 11/01/2039	3,750,000	4,327,368
Virginia Small Business Financing Authority Rev. (Sentara Healthcare), 3%, 11/01/2040	3,370,000	3,542,147
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), 5%, 1/01/2028	600,000	704,589
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), 5%, 1/01/2030	400,000	466,161
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/2044 (Prerefunded 1/01/2024)	2,000,000	2,252,682
		$ 59,702,224
Healthcare Revenue - Long Term Care – 3.6%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), “A”, 5%, 1/01/2042	$1,000,000	$ 1,012,881
Alexandria, VA, Industrial Development Authority, Residential Care Facilities Mortgage Rev. (Goodwin House, Inc.), 5%, 10/01/2030	1,000,000	1,146,236
Fairfax County, VA, Economic Development Authority Residential Care Facilities Rev. (Goodwin House, Inc.), 5%, 10/01/2036	1,000,000	1,121,441
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Lifespire of Virginia.), “C”, 5%, 12/01/2037	765,000	879,544
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2024	395,000	408,966
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2025	385,000	398,343
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Westminster-Canterbury of Richmond), 4%, 10/01/2040	500,000	550,090

74

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Long Term Care – continued
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Westminster-Canterbury of Richmond), 4%, 10/01/2045	$720,000	$ 786,360
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/2048	200,800	17,570
Lexington, VA, Industrial Development Authority Residential Care Facilities Rev. (Kendal at Lexington), 4%, 1/01/2037	1,000,000	1,027,847
Lexington, VA, Industrial Development Authority Residential Care Facilities Rev. (Kendal at Lexington), “A”, 5%, 1/01/2042	1,000,000	1,065,627
Prince William County, VA, Industrial Development Authority, Residential Care Facilities Rev. (Westminster at Lake Ridge), 5%, 1/01/2037	1,000,000	1,033,145
Suffolk, VA, Economic Development Facilities First Mortgage Rev. (Lake Prince Center, Inc.), 5%, 9/01/2031	1,000,000	1,054,894
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 5%, 1/01/2033	1,750,000	2,123,275
Virginia Small Business Financing Authority, Residential Care Facility Rev. (Pinnacle Living), “C”, 5%, 6/01/2042	1,000,000	1,050,939
		$ 13,677,158
Industrial Revenue - Environmental Services – 0.3%
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038) (n)	$1,000,000	$ 1,043,834
Industrial Revenue - Other – 0.4%
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$300,000	$ 306,575
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	465,000	516,780
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	635,000	721,624
		$ 1,544,979
Industrial Revenue - Paper – 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	$100,000	$ 112,509
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	130,000	145,570
Issuer	Shares/Par	Value ($)

Industrial Revenue - Paper – continued
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	$1,683,272	$ 168
		$ 258,247
Miscellaneous Revenue - Other – 1.5%
Loudoun County, VA, Economic Development Authority Rev. (Howard Hughes Medical Institute), Capital Appreciation, “A”, 0%, 7/01/2049	$7,500,000	$ 3,142,219
Rappahannock, VA, Regional Jail Authority Rev., 5%, 10/01/2033 (Prerefunded 10/01/2025)	2,220,000	2,660,709
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	75,000	75,230
		$ 5,878,158
Multi-Family Housing Revenue – 1.4%
Virginia Housing Development Authority Rev., Rental Housing, “A”, 3.8%, 9/01/2044	$2,000,000	$ 2,169,947
Virginia Housing Development Authority Rev., Rental Housing, “D”, 3.7%, 10/01/2038	3,000,000	3,309,565
		$ 5,479,512
Parking – 1.0%
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2035	$1,250,000	$ 1,525,084
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2036	1,000,000	1,217,029
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2037	750,000	910,434
		$ 3,652,547
Port Revenue – 1.4%
Virginia Port Authority Facilities Refunding Rev., “B”, 5%, 7/01/2027	$1,500,000	$ 1,792,484
Virginia Port Authority Facilities Rev, “A”, 5%, 7/01/2031 (Prerefunded 7/01/2025)	3,000,000	3,541,960
		$ 5,334,444
Sales & Excise Tax Revenue – 3.0%
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	$77,000	$ 83,453
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	4,818,000	5,305,485
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	717,000	766,989

75

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	$251,000	$ 268,500
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	6,000	6,434
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	122,000	132,017
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	13,000	12,201
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	135,000	118,271
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	26,000	21,413
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	1,212,000	927,592
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	1,160,000	823,396
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	7,149,000	2,181,660
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	640,000	695,485
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	130,000	135,026
		$ 11,477,922
Secondary Schools – 0.1%
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2056 (n)	$325,000	$ 356,296
Single Family Housing - State – 1.5%
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	$1,380,000	$ 1,542,603
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “125A”, 3.7%, 10/01/2037	1,535,000	1,648,573
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4.25%, 1/01/2050	1,465,000	1,626,428
Issuer	Shares/Par	Value ($)

Single Family Housing - State – continued
Texas Department of Housing & Community Affairs Residential Mortgage Rev., “A”, FNMA, 4.75%, 1/01/2049	$930,000	$ 1,045,877
		$ 5,863,481
State & Local Agencies – 13.5%
Campbell County, VA, Industrial Development Authority, 4%, 6/01/2039	$1,000,000	$ 1,167,344
Campbell County, VA, Industrial Development Authority, 4%, 6/01/2040	1,000,000	1,164,504
Colorado State University Board of Governors, System Enterprise Refunding Rev., “E”, 4%, 3/01/2043	1,555,000	1,766,024
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	1,955,000	1,916,305
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2033	500,000	575,780
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2034	1,000,000	1,149,688
Fairfax County, VA, Redevelopment and Housing Authority Refunding Rev. (Wedgewood Affordable Housing Acquisition), 5%, 10/01/2039	3,265,000	4,023,058
Franklin County, VA, Industrial Development Authority, 3%, 10/15/2036	1,000,000	1,074,118
Franklin County, VA, Industrial Development Authority, 3%, 10/15/2037	580,000	620,761
Henry County, VA, Industrial Development Authority, Public Facility Leave Rev., 4%, 11/01/2045	3,000,000	3,344,899
Loudoun County, VA, Economic Development Authority Rev. (Louduon County Public Facilities Project), “A”, 3%, 12/01/2037	2,000,000	2,217,943
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047 (Prerefunded 5/01/2028)	395,000	504,789
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	770,000	915,628
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	25,000	31,680
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	10,000	12,588
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	65,000	74,860
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	55,000	63,158

76

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	$35,000	$ 40,036
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	35,000	39,885
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	50,000	56,799
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	40,000	45,341
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	55,000	62,234
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	25,000	28,202
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	340,000	408,273
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2036	3,205,000	3,883,471
Powhatan County, VA, Economic Development Authority Rev., 5%, 10/15/2021	1,000,000	1,025,739
Southampton County, VA, Industrial Development Authority Rev., 5%, 12/01/2021	1,245,000	1,284,379
Virginia College Building Authority, Educational Facilities Rev. (21st Century College and Equipment Programs), “E-1”, 5%, 2/01/2023	2,140,000	2,328,384
Virginia Port Authority, Port Fund Rev., “B”, 5%, 7/01/2027	2,510,000	3,100,649
Virginia Public Building Authority, Facilities Rev., “A”, 4%, 8/01/2039	4,500,000	5,335,943
Virginia Public Building Authority, Public Facilities Rev., “A”, 4%, 8/01/2028 (Prerefunded 8/01/2021)	8,420,000	8,526,035
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 8/01/2021	1,000,000	1,012,626
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “C”, 4%, 11/01/2036	3,450,000	4,046,800
		$ 51,847,923
Student Loan Revenue – 0.1%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$150,000	$ 148,176
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	385,000	387,472
		$ 535,648
Issuer	Shares/Par	Value ($)

Tax - Other – 1.0%
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	$375,000	$ 383,686
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	700,000	753,548
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	85,000	92,663
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	2,030,000	2,232,530
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	220,000	254,047
		$ 3,716,474
Tax Assessment – 0.6%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$745,000	$ 779,334
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045 (n)	1,000,000	1,077,618
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.15%, 3/01/2035 (n)	500,000	520,398
		$ 2,377,350
Tobacco – 0.7%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$225,000	$ 281,791
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	4,495,000	679,684
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,575,000	1,589,422
		$ 2,550,897
Toll Roads – 4.9%
Chesapeake Bay Bridge & Tunnel District First Tier General Resolution Rev., 5%, 7/01/2051	$3,000,000	$ 3,433,929
Metropolitan Washington, D.C., Airport Authority Rev. Senior Lien (Dulles Toll Road), 5%, 10/01/2053	2,000,000	2,067,368
Metropolitan Washington, D.C., Airport Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), “B”, 4%, 10/01/2044	3,000,000	3,386,955

77

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Toll Roads – continued
Metropolitan Washington, D.C., Airport Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), “B”, AGM, 4%, 10/01/2053	$2,830,000	$ 3,209,794
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC Project), 5%, 7/01/2034	2,500,000	2,575,470
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	465,000	491,715
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	905,000	946,136
Virginia Small Business Financing Authority Senior Lien Rev. (95 Express Lanes LLC Project), 5%, 1/01/2044	1,500,000	1,544,489
Virginia Small Business Financing Authority, Senior Lien Private Activity Rev. (Transform 66 P3 Project), 5%, 12/31/2049	1,000,000	1,161,032
		$ 18,816,888
Transportation - Special Tax – 9.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NPFG, 5%, 7/01/2029	$50,000	$ 51,274
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	1,695,000	1,908,061
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	1,715,000	1,904,923
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	685,000	759,753
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2033	570,000	631,597
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., 5%, 9/15/2033	3,360,000	4,425,934
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 4%, 5/15/2042	3,000,000	3,387,870
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, “A”, 4%, 5/15/2035	2,750,000	3,185,137
Hampton Roads, VA, Transportation Accountability Commission, “A”, 5%, 7/01/2029	1,000,000	1,318,359
Hampton Roads, VA, Transportation Accountability Commission, “A”, 5%, 7/01/2030	1,000,000	1,343,741
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	1,220,000	1,225,861
Issuer	Shares/Par	Value ($)

Transportation - Special Tax – continued
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “D-1”, 5%, 9/01/2022	$850,000	$ 900,760
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5.25%, 12/15/2021	185,000	191,413
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2039	190,000	230,038
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	190,000	225,953
North Carolina Grant Anticipation Rev., 5%, 3/01/2027	3,000,000	3,744,010
Virginia Port Authority Rev., 5%, 7/01/2030 (Prerefunded 7/01/2025)	1,000,000	1,185,263
Virginia Port Authority Rev., 5%, 7/01/2031 (Prerefunded 7/01/2025)	500,000	592,632
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2037	1,560,000	1,887,311
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2038	1,560,000	1,883,302
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., “B”, 5%, 7/01/2042	3,860,000	4,625,296
		$ 35,608,488
Universities - Colleges – 11.0%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/2026	$1,390,000	$ 1,379,557
Commonwealth of Virginia, University General Pledge Refunding Rev., “A”, 4%, 11/01/2037	745,000	860,485
Commonwealth of Virginia, University General Pledge Refunding Rev., “A”, 4%, 5/01/2048	2,475,000	2,801,054
Lexington, VA, Industrial Development Authority Educational Facilities Rev. (Washington and Lee Universities), “A”, 5%, 1/01/2043	1,000,000	1,209,341
Montgomery County, VA, Economic Development Authority Rev., Tax-Exempt (Virginia Tech Foundation), “A”, 4%, 6/01/2037	1,000,000	1,165,772
Montgomery County, VA, Economic Development Authority Rev., Tax-Exempt (Virginia Tech Foundation), “A”, 4%, 6/01/2038	1,750,000	2,034,523
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 9/01/2034 (Prerefunded 9/01/2021)	1,000,000	1,021,931

78

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	$445,000	$ 450,839
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	230,000	233,450
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	595,000	680,476
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2034	1,000,000	1,166,257
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 4%, 4/01/2038	250,000	272,721
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 4%, 4/01/2039	225,000	244,158
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 4%, 4/01/2040	250,000	270,883
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 5%, 4/01/2049	900,000	1,044,434
University of Virginia, General Rev. Pledge Refunding, 5%, 9/01/2025 (Prerefunded 9/01/2021)	3,760,000	3,834,838
University of Virginia, General Rev. Pledge Refunding, “A”, 5%, 6/01/2043 (Prerefunded 6/01/2023)	685,000	756,155
University of Virginia, General Rev. Pledge Refunding, “B”, 5%, 4/01/2046	2,500,000	3,008,692
University of Virginia, Rector and Visitors General Pledge Rev. (Multi-Year Capital Project), “A”, 4%, 8/01/2048	2,000,000	2,269,310
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “A”, 5%, 7/01/2035 (n)	1,000,000	1,054,529
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035 (n)	1,000,000	1,064,274
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/2027 (Prerefunded 9/01/2021)	3,000,000	3,057,843
Virginia College Building Authority, Educational Facilities Rev. (Randolph-Macon College), 4%, 1/15/2041	1,600,000	1,755,337
Issuer	Shares/Par	Value ($)

Universities - Colleges – continued
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NPFG, 5.25%, 1/01/2031	$1,000,000	$ 1,290,410
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), “A”, 5%, 1/01/2040	1,000,000	1,138,572
Virginia Commonwealth University, General Rev., “A”, 5%, 11/01/2033	4,000,000	5,170,261
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	2,500,000	2,892,928
		$ 42,129,030
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$795,000	$ 814,875
Utilities - Municipal Owned – 3.1%
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	$835,000	$ 755,675
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	130,000	117,650
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	60,000	54,450
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	30,000	27,225
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	305,000	276,787
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	30,000	27,075
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	320,000	289,600
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	535,000	484,175
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	60,000	60,110
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	315,000	315,578
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	175,000	155,094
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2024	25,000	25,521
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	30,000	30,071
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	145,000	131,225
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	140,000	126,700
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	25,000	22,625
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	430,000	389,150
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	185,000	185,422

79

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	$340,000	$ 376,651
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	35,000	38,725
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	25,000	22,719
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	60,000	54,450
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	205,000	182,706
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	225,000	204,188
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	70,000	63,525
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	215,000	195,113
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2027 (Prerefunded 1/15/2023)	2,555,000	2,775,395
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2035	2,000,000	2,396,861
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2038 (Prerefunded 1/15/2023)	2,000,000	2,172,521
		$ 11,956,987
Utilities - Other – 0.6%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$555,000	$ 566,224
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	309,752
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,140,000	1,384,017
		$ 2,259,993
Water & Sewer Utility Revenue – 10.0%
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2028 (Prerefunded 4/01/2022)	$1,000,000	$ 1,048,419
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2041	3,000,000	3,646,217
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	175,000	176,973
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	295,000	342,487
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2037	375,000	434,277
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,045,000	1,203,110
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	430,000	516,804
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 5%, 10/01/2035 (Prerefunded 10/01/2027)	660,000	837,330
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 4%, 10/01/2037	1,350,000	1,533,107
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 4%, 10/01/2038	1,265,000	1,433,343
Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue – continued
Henrico County, VA, Water and Sewer System Rev., 4%, 5/01/2046	$1,435,000	$ 1,646,554
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2032	80,000	90,950
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NPFG, 5%, 7/01/2036	100,000	113,274
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	50,000	56,775
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	110,000	124,639
Norfolk, VA, Water Rev., 5%, 11/01/2028 (Prerefunded 5/01/2022)	985,000	1,036,600
Norfolk, VA, Water Rev., 5%, 11/01/2028	15,000	15,759
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 3%, 7/01/2044	2,065,000	2,231,117
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/2022	1,310,000	1,403,639
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2025 (Prerefunded 11/01/2021)	1,540,000	1,583,246
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025 (Prerefunded 11/01/2021) (u)	1,090,000	1,120,607
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025 (u)	155,000	159,346
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027 (Prerefunded 11/01/2021) (u)	5,590,000	5,746,967
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027 (u)	165,000	169,589
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028 (Prerefunded 11/01/2021) (u)	2,900,000	2,980,591
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028 (u)	100,000	102,781
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/2025	55,000	56,542

80

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Virginia Resources Authority, Infrastructure Rev., Virginia Pooled Financing Program, “C”, 4%, 11/01/2044	$3,235,000	$ 3,764,375
Virginia Resources Authority, Water & Sewer Systems Rev. (Tuckahoe Creek Project), Capital Appreciation, 0%, 11/01/2033 (Prerefunded 11/01/2022)	2,245,000	1,479,186
Virginia Resources Authority, Water & Sewer Systems Rev. (Tuckahoe Creek Project), Capital Appreciation, 0%, 11/01/2034 (Prerefunded 11/01/2022)	2,250,000	1,415,993
Virginia Resources Authority, Water & Sewer Systems Rev. (Tuckahoe Creek Project), Capital Appreciation, 0%, 11/01/2035 (Prerefunded 11/01/2022)	1,950,000	1,170,546
Virginia Resources Authority, Water & Sewer Systems Rev. (Tuckahoe Creek Project), Capital Appreciation, 0%, 11/01/2036 (Prerefunded 11/01/2022)	1,250,000	714,738
		$ 38,355,881
Total Municipal Bonds (Identified Cost, $361,569,292)		$379,135,660
Issuer	Shares/Par	Value ($)
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$557,000	$ 486,434
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	1,200,000	341,764
Total Bonds (Identified Cost, $887,716)		$ 828,198
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $4,569,195)	4,569,228	$ 4,569,228
Other Assets, Less Liabilities – (0.3)%		(1,164,565)
Net Assets – 100.0%		$383,368,521
See Portfolio Footnotes and Notes to Financial Statements

81

Portfolio of Investments
3/31/21
MFS West Virginia Municipal Bond Fund
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 97.8%
Airport Revenue – 0.5%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$155,000	$ 165,570
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	110,000	112,885
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	60,000	68,761
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	70,000	80,221
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	55,000	62,605
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	85,000	96,753
		$ 586,795
General Obligations - General Purpose – 8.4%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$260,000	$ 254,158
Commonwealth of Puerto Rico, General Obligation, “A”, 8%, 7/01/2035 (a)(d)	1,100,000	863,500
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5%, 7/01/2031	95,000	98,079
State of Illinois, General Obligation, 5.5%, 5/01/2039	165,000	202,996
State of Illinois, General Obligation, “A”, 5%, 3/01/2028	95,000	114,355
State of Illinois, General Obligation, “A”, 5%, 3/01/2029	150,000	183,044
State of Illinois, General Obligation, “A”, 5%, 3/01/2030	135,000	166,517
State of Illinois, General Obligation, “A”, 5%, 3/01/2031	195,000	243,193
State of New Jersey, COVID-19 General Obligation, “A”, 4%, 6/01/2032	280,000	344,218
State of West Virginia, General Obligation Road Bonds, “A”, 5%, 6/01/2027	720,000	903,873
State of West Virginia, General Obligation Road Bonds, “A”, 5%, 12/01/2035	1,000,000	1,282,367
State of West Virginia, General Obligation Road Bonds, “A”, 5%, 6/01/2044	3,000,000	3,754,605
State of West Virginia, General Obligation Road Bonds, “B”, 4%, 12/01/2042	1,000,000	1,157,529
		$ 9,568,434
General Obligations - Schools – 5.0%
Cabell County, WV, Board of Education, AGM, 1.5%, 6/01/2023	$475,000	$ 486,879
Issuer	Shares/Par	Value ($)

General Obligations - Schools – continued
Greenbrier County, WV, Board of Education, 4%, 5/01/2024	$590,000	$ 651,303
Hancock County, WV, Board of Education, Public School General Obligation, 4.5%, 5/01/2032 (Prerefunded 5/01/2021)	1,405,000	1,409,426
Monongalia County, WV, Board of Education, 5%, 5/01/2031 (Prerefunded 5/01/2022)	2,000,000	2,103,658
Putnam County, WV, Board of Education, 4%, 5/01/2025	1,000,000	1,002,786
		$ 5,654,052
Healthcare Revenue - Hospitals – 15.5%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$155,000	$ 169,826
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	15,000	15,588
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 7/01/2041	1,100,000	1,111,049
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	780,000	856,662
Virginia Small Business Financing Authority Health Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 4%, 12/01/2049	490,000	558,245
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Cabell Huntington Hospital Obligated Group), 4%, 1/01/2038	230,000	253,668
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2028	1,000,000	1,119,936
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2039	1,500,000	1,809,352
West Virginia Hospital Finance Authority Hospital Rev. (Cabell Huntington Hospital Obligated Group), “A”, 4.125%, 1/01/2047	1,245,000	1,366,958
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center, Inc.), “A”, ETM, 6.5%, 9/01/2023	965,000	1,040,625
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044 (Prerefunded 1/01/2024)	1,000,000	1,127,807
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,142,188

82

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 5%, 6/01/2027	$200,000	$ 240,130
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 4%, 6/01/2035	1,500,000	1,651,595
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 5.5%, 6/01/2044 (Prerefunded 6/01/2023)	1,460,000	1,624,000
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, AGM, 4%, 6/01/2051	2,000,000	2,200,796
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 5%, 6/01/2042	1,000,000	1,169,731
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 4%, 6/01/2051	220,000	240,426
		$ 17,698,582
Industrial Revenue - Other – 1.0%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$420,000	$ 590,549
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	200,000	205,020
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	325,000	369,335
		$ 1,164,904
Miscellaneous Revenue - Other – 7.3%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$140,000	$ 151,243
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	580,000	632,901
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	545,000	566,984
West Virginia Economic Development Authority, Excess Lottery Rev., 5%, 6/15/2022	250,000	263,441
West Virginia Economic Development Authority, Excess Lottery Rev., “A”, 5%, 7/01/2038	1,000,000	1,239,473
Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other – continued
West Virginia School Building Authority, “A”, 5%, 7/01/2028	$590,000	$ 695,488
West Virginia School Building Authority, “A”, 3%, 7/01/2033	2,000,000	2,153,620
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 7/01/2030	1,000,000	1,003,317
West Virginia School Building Authority, Lottery Capital Improvement Rev., “A”, 5%, 7/01/2028	1,500,000	1,652,736
		$ 8,359,203
Sales & Excise Tax Revenue – 4.8%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$335,000	$ 345,682
Guam Government Business Privilege Tax Rev., “A”, 5.125%, 1/01/2042	790,000	814,483
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	500,000	676,887
Ohio County, WV, Commission Special District Excise Tax Improvement Refunding Rev. (Fort Henry Economic Opportunity Development District - The Highlands Project), “B”, 2.75%, 3/01/2041	290,000	271,225
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	25,000	27,095
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	1,537,000	1,692,514
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	238,000	254,593
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	83,000	88,787
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	1,000	1,072
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	39,000	42,202
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	3,000	2,816
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	45,000	39,424
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	7,000	5,765
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	412,000	315,320
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	396,000	281,090

83

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	$1,503,000	$ 458,671
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (n)	120,000	130,404
		$ 5,448,030
Single Family Housing - State – 3.0%
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.25%, 9/01/2049	$435,000	$ 486,255
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4.25%, 1/01/2050	455,000	505,136
West Virginia Housing Development Fund, “A”, 3.875%, 11/01/2044	1,500,000	1,608,239
West Virginia Housing Development Fund, “A”, FHA, 3.9%, 11/01/2048	350,000	350,958
West Virginia Housing Development Fund, “B”, 1.8%, 5/01/2026	485,000	505,783
		$ 3,456,371
State & Local Agencies – 7.5%
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047 (Prerefunded 5/01/2028)	$140,000	$ 178,912
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, “A”, 5%, 5/01/2047	260,000	309,173
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	5,000	6,336
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	5,000	5,758
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	20,000	22,967
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	15,000	17,158
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	10,000	11,396
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	15,000	17,040
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	15,000	17,003
Issuer	Shares/Par	Value ($)

State & Local Agencies – continued
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	$15,000	$ 16,973
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2041	10,000	11,281
New Jersey Economic Development Authority Rev. (School Facilities Construction), “AAA”, 5%, 6/15/2026	105,000	126,084
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2044	1,640,000	849,700
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 5/01/2033	1,000,000	1,001,549
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), AGM, 5%, 6/01/2022	1,000,000	1,007,204
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, 5%, 6/01/2029	2,000,000	2,103,213
West Virginia Economic Development Authority, Lease Rev. (Correctional, Juvenile, and Public Safety Facilities), “A”, 5%, 6/01/2025	255,000	268,709
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NPFG, 5.25%, 1/01/2025	410,000	411,516
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NPFG, 5.25%, 1/01/2030	1,355,000	1,360,010
West Virginia Hospital Finance Authority Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/2034	795,000	796,688
		$ 8,538,670
Tax - Other – 2.5%
Birmingham-Jefferson, AL, Civic Center Authority, “B”, 5%, 7/01/2043	$535,000	$ 630,218
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	945,000	966,888
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	95,000	104,478
Virgin Islands Public Finance Authority Rev. (Gross Receipts), AGM, 5%, 10/01/2032	1,000,000	1,051,659
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	100,000	115,476
		$ 2,868,719
Tax Assessment – 1.3%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 6/01/2033	$455,000	$ 455,203

84

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax Assessment – continued
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4%, 6/01/2034	$1,000,000	$ 1,004,224
		$ 1,459,427
Tobacco – 1.4%
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2036	$75,000	$ 93,930
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	125,000	139,389
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	500,000	563,305
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, “2”, 0%, 6/01/2057	1,360,000	205,644
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	620,000	625,678
		$ 1,627,946
Toll Roads – 1.8%
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$155,000	$ 176,849
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	120,000	136,050
West Virginia Parkways Authority, Turnpike Toll Rev., 5%, 6/01/2023	580,000	639,523
West Virginia Parkways Authority, Turnpike Toll Rev., 4%, 6/01/2047	1,000,000	1,131,412
		$ 2,083,834
Transportation - Special Tax – 6.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$575,000	$ 586,936
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	755,000	849,903
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.5%, 7/01/2029	760,000	844,164
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NPFG, 5.25%, 7/01/2032	115,000	127,550
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “B-2”, 5%, 5/15/2021	370,000	371,778
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2050	1,000,000	1,110,734
Issuer	Shares/Par	Value ($)

Transportation - Special Tax – continued
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	$220,000	$ 262,921
New Jersey Transportation Trust Fund Authority, Transportation Program, “BB” , 4%, 6/15/2044	1,225,000	1,351,065
West Virginia, Surface Transportation Improvements Special Obligation, “A”, 5%, 9/01/2025	1,900,000	2,261,423
		$ 7,766,474
Universities - Colleges – 14.0%
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2032	$4,035,000	$ 4,057,586
Marshall University, WV, Board of Governors Rev., “A”, AGM, 5%, 5/01/2030	860,000	1,115,392
Marshall University, WV, Board of Governors Rev., “A”, AGM, 3%, 5/01/2046	1,000,000	1,038,479
Marshall University, WV, Board of Governors Rev., “A”, AGM, 4%, 5/01/2050	1,500,000	1,697,282
Marshall University, WV, University Rev., 5%, 5/01/2041 (Prerefunded 5/03/2021)	1,000,000	1,003,817
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), “A”, NPFG, 5%, 7/01/2021	1,270,000	1,276,810
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	110,000	113,990
University of California Regents, Limited Project Rev., “Q”, 4%, 5/15/2051	1,200,000	1,405,475
West Virginia University, Board of Governors Improvement Rev. (West Virginia University Project), “A”, 5%, 10/01/2049	1,000,000	1,227,782
West Virginia University, University Systems Rev., “A”, NPFG, 5.25%, 4/01/2028	2,720,000	3,123,890
		$ 16,060,503
Utilities - Cogeneration – 0.2%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$240,000	$ 246,000
Utilities - Investor Owned – 1.5%
West Virginia Economic Development Authority, Solid Waste Disposal Rev. (Appalachian Power Company-Amos Project), “A”, 0.625%, 12/01/2038 (Put Date 12/15/2025)	$750,000	$ 741,456

85

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Investor Owned – continued
West Virginia Economic Development Authority, Solid Waste Disposal Rev. (Appalachian Power Company-Amos Project), “A”, 1%, 1/01/2041 (Put Date 9/01/2025)	$1,000,000	$ 1,001,923
		$ 1,743,379
Utilities - Municipal Owned – 1.6%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	$435,000	$ 485,555
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	285,000	257,925
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	45,000	40,725
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	10,000	9,075
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	100,000	90,750
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	10,000	9,025
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	110,000	99,550
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	180,000	162,900
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	50,000	44,313
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	40,000	36,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	50,000	45,250
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	10,000	9,050
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	145,000	131,225
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	135,000	149,553
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	10,000	11,064
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	10,000	9,088
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	70,000	62,387
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	75,000	68,062
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	20,000	18,150
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	65,000	58,988
		$ 1,835,135
Issuer	Shares/Par	Value ($)

Utilities - Other – 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$245,000	$ 249,955
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	125,000	133,514
		$ 383,469
Water & Sewer Utility Revenue – 13.4%
Berkeley County, WV, Public Service Sewer District, “A”, BAM, 5%, 6/01/2036	$1,700,000	$ 2,020,756
Fairmont, WV, Waterworks Rev., AAC, 5.25%, 7/01/2022	140,000	144,757
Fairmont, WV, Waterworks Rev., “A”, BAM, 4%, 7/01/2027	200,000	228,795
Fairmont, WV, Waterworks Rev., “A”, BAM, 4%, 7/01/2028	200,000	230,612
Fairmont, WV, Waterworks Rev., “A”, BAM, 4%, 7/01/2029	300,000	348,577
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	40,000	45,572
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	180,000	201,705
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	20,000	22,131
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	20,000	21,882
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	135,000	162,252
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NPFG, 5%, 7/01/2032	35,000	39,791
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NPFG, 5%, 7/01/2036	40,000	45,310
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	20,000	22,710
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	50,000	56,654
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	75,000	86,350
Morgantown, WV, Combined Utility System Rev., “A”, AGM, 5%, 12/01/2041	1,000,000	1,206,290
Morgantown, WV, Combined Utility System Rev., “A”, BAM, 4%, 12/01/2033	400,000	476,768

86

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Morgantown, WV, Combined Utility System Rev., “B”, 5%, 12/01/2043	$2,000,000	$ 2,428,029
West Virginia Water Development Authority Rev. (Loan Program II), “A”, 5%, 11/01/2026	650,000	724,528
West Virginia Water Development Authority Rev. (Loan Program II), “A-II”, 5%, 11/01/2033	1,475,000	1,803,463
West Virginia Water Development Authority Rev. (Loan Program IV), “A-IV”, 5%, 11/01/2038	500,000	615,113
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2038	3,000,000	3,274,482
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2043	1,000,000	1,087,889
		$ 15,294,416
Total Municipal Bonds (Identified Cost, $106,026,936)		$111,844,343
Issuer	Shares/Par	Value ($)
Bonds – 0.2%
Consumer Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$167,000	$ 145,843
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	400,000	113,921
Total Bonds (Identified Cost, $279,203)		$ 259,764
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $588,119)	588,118	$ 588,118
Other Assets, Less Liabilities – 1.5%		1,672,678
Net Assets – 100.0%		$114,364,903

Derivative Contracts at 3/31/21
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	13	$2,009,719	June – 2021	$(79,267)
At March 31, 2021, the fund had cash collateral of $54,600 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statements of Assets and Liabilities are comprised of cash collateral.
Portfolio Footnotes:
(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:
	Affiliated Issuers	Unaffiliated Issuers
Mississippi Fund	$ 38,650	$108,700,249
New York Fund	2,328,184	281,539,555
North Carolina Fund	8,059,699	546,572,657
Pennsylvania Fund	3,316,601	182,417,813
South Carolina Fund	3,938,050	282,506,390
Tennessee Fund	621,190	100,284,188
Virginia Fund	4,569,228	379,963,858
West Virginia Fund	588,118	112,104,107
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities and percentage of net assets for each fund is as follows:

87

Portfolio of Investments – continued
	Value	Percent of net assets
Mississippi Fund	$ 680,575	0.6%
New York Fund	10,374,763	3.6%
North Carolina Fund	6,036,582	1.1%
Pennsylvania Fund	3,236,951	1.7%
South Carolina Fund	4,425,118	1.5%
Tennessee Fund	1,550,731	1.5%
Virginia Fund	8,320,637	2.2%
West Virginia Fund	1,597,424	1.4%
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.
See Notes to Financial Statements
88

Financial Statements
Statements of Assets and Liabilities
At 3/31/21
These statements represent each fund's balance sheet, which details the assets and liabilities comprising the total value of each fund.
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $102,315,957, $264,099,790, $518,639,383, and $171,979,206, respectively)	$108,700,249	$281,539,555	$546,572,657	$182,417,813
Investments in affiliated issuers, at value (identified cost, $38,650, $2,328,184, $8,059,642, and $3,316,601, respectively)	38,650	2,328,184	8,059,699	3,316,601
Cash	125,658	311	—	—
Receivables for
Investments sold	30,000	585,000	3,295,611	75,000
Fund shares sold	65,976	54,296	966,848	759,339
When-issued investments sold	—	3,223,675	—	—
Interest	1,153,933	3,084,930	7,012,521	1,950,251
Receivable from investment adviser	—	1,527	—	—
Other assets	567	1,072	1,772	1,085
Total assets	$110,115,033	$290,818,550	$565,909,108	$188,520,089
Liabilities
Payable to custodian	$—	$—	$—	$1,324
Payables for
Distributions	9,608	71,240	70,513	46,337
Investments purchased	—	1,500,000	—	—
Fund shares reacquired	77,578	330,659	1,202,689	416,588
When-issued investments purchased	876,411	3,967,775	20,855,340	1,419,094
Payable to affiliates
Investment adviser	2,622	—	13,073	4,481
Administrative services fee	138	263	448	193
Shareholder servicing costs	24,020	77,311	149,547	48,278
Distribution and service fees	511	3,067	6,897	750
Payable for independent Trustees' compensation	5	20	2,956	5
Accrued expenses and other liabilities	67,484	74,457	87,142	73,804
Total liabilities	$1,058,377	$6,024,792	$22,388,605	$2,010,854
Net assets	$109,056,656	$284,793,758	$543,520,503	$186,509,235
Net assets consist of
Paid-in capital	$105,493,678	$270,497,744	$527,296,518	$178,177,922
Total distributable earnings (loss)	3,562,978	14,296,014	16,223,985	8,331,313
Net assets	$109,056,656	$284,793,758	$543,520,503	$186,509,235
89

Statements of Assets and Liabilities – continued
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$92,395,420	$170,723,130	$359,286,479	$137,726,584
Class B	115,422	1,063,370	415,702	850,600
Class C	—	12,259,848	35,315,326	—
Class I	13,877,553	95,881,727	113,800,357	32,102,528
Class R6	2,668,261	4,865,683	34,702,639	15,829,523
Total net assets	$109,056,656	$284,793,758	$543,520,503	$186,509,235
Shares of beneficial interest outstanding
Class A	9,332,000	15,063,412	30,159,843	12,998,713
Class B	11,637	94,061	34,940	80,074
Class C	—	1,083,034	2,966,225	—
Class I	1,403,838	9,564,903	11,459,869	3,180,779
Class R6	269,921	485,484	3,494,510	1,567,810
Total shares of beneficial interest outstanding	11,017,396	26,290,894	48,115,387	17,827,376
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$9.90	$11.33	$11.91	$10.60
Offering price per share (100 / 95.75 x net asset value per share)	$10.34	$11.83	$12.44	$11.07
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$9.92	$11.31	$11.90	$10.62
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$—	$11.32	$11.91	$—
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$9.89	$10.02	$9.93	$10.09
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$9.89	$10.02	$9.93	$10.10
On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See Notes to Financial Statements
90

Statements of Assets and Liabilities – continued
At 3/31/21	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $270,195,663, $95,011,352, $362,457,008, and $106,306,139, respectively)	$282,506,390	$100,284,188	$379,963,858	$112,104,107
Investments in affiliated issuers, at value (identified cost, $3,938,050, $621,186, $4,569,195, and $588,119, respectively)	3,938,050	621,190	4,569,228	588,118
Deposits with brokers for futures contracts	—	—	—	54,600
Receivables for
Investments sold	1,236,769	40,385	105,000	315,000
Fund shares sold	448,182	72,636	391,786	106,562
Interest	3,274,095	1,270,841	4,479,133	1,419,982
Receivable from investment adviser	5,529	8,753	12,837	6,935
Other assets	1,901	561	2,107	587
Total assets	$291,410,916	$102,298,554	$389,523,949	$114,595,891
Liabilities
Payables for
Distributions	$23,041	$13,583	$92,131	$15,137
Interest expense and fees	—	—	17,509	—
Fund shares reacquired	446,944	77,600	844,929	101,397
When-issued investments purchased	—	1,833,593	—	—
Net daily variation margin on open futures contracts	—	—	—	5,686
Payable to the holders of the floating rate certificates	—	—	5,000,711	—
Payable to affiliates
Administrative services fee	267	132	333	142
Shareholder servicing costs	68,592	29,066	111,363	37,430
Distribution and service fees	3,061	977	4,266	1,366
Payable for independent Trustees' compensation	2,959	13	2,958	2,960
Accrued expenses and other liabilities	76,737	66,822	81,228	66,870
Total liabilities	$621,601	$2,021,786	$6,155,428	$230,988
Net assets	$290,789,315	$100,276,768	$383,368,521	$114,364,903
Net assets consist of
Paid-in capital	$283,915,604	$97,582,567	$373,549,246	$112,550,760
Total distributable earnings (loss)	6,873,711	2,694,201	9,819,275	1,814,143
Net assets	$290,789,315	$100,276,768	$383,368,521	$114,364,903
91

Statements of Assets and Liabilities – continued
	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$222,730,323	$70,628,073	$251,971,062	$99,380,021
Class B	280,009	178,150	435,602	108,540
Class C	—	—	14,348,453	—
Class I	53,171,083	25,437,149	94,495,182	14,051,967
Class R6	14,607,900	4,033,396	22,118,222	824,375
Total net assets	$290,789,315	$100,276,768	$383,368,521	$114,364,903
Shares of beneficial interest outstanding
Class A	18,101,530	6,687,841	22,060,110	8,885,050
Class B	22,768	16,880	38,165	9,707
Class C	—	—	1,256,567	—
Class I	5,333,802	2,577,164	9,519,144	1,427,333
Class R6	1,465,105	408,913	2,226,382	83,755
Total shares of beneficial interest outstanding	24,923,205	9,690,798	35,100,368	10,405,845
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$12.30	$10.56	$11.42	$11.19
Offering price per share (100 / 95.75 x net asset value per share)	$12.85	$11.03	$11.93	$11.69
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$12.30	$10.55	$11.41	$11.18
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$—	$—	$11.42	$—
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$9.97	$9.87	$9.93	$9.84
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$9.97	$9.86	$9.93	$9.84
On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See Notes to Financial Statements
92

Financial Statements
Statements of Operations
Year ended 3/31/21
These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income (loss)
Interest	$3,279,401	$9,450,633	$15,970,974	$5,700,424
Dividends from affiliated issuers	3,515	7,301	16,790	7,259
Total investment income	$3,282,916	$9,457,934	$15,987,764	$5,707,683
Expenses
Management fee	$471,772	$1,245,995	$2,304,664	$775,731
Distribution and service fees	225,807	575,560	1,273,739	333,873
Shareholder servicing costs	67,857	205,127	379,048	134,393
Administrative services fee	24,620	47,049	77,521	33,373
Independent Trustees' compensation	2,698	7,972	8,967	4,259
Custodian fee	20,552	37,985	56,728	28,721
Shareholder communications	8,234	13,646	21,900	13,379
Audit and tax fees	57,208	57,253	57,305	57,223
Legal fees	8,626	12,102	8,246	11,366
Registration fees	59,044	71,448	76,921	60,683
Miscellaneous	29,358	32,915	35,687	30,970
Total expenses	$975,776	$2,307,052	$4,300,726	$1,483,971
Fees paid indirectly	(72)	(40)	(40)	(21)
Reduction of expenses by investment adviser and distributor	(146,420)	(91,869)	(65,182)	(214,481)
Net expenses	$829,284	$2,215,143	$4,235,504	$1,269,469
Net investment income (loss)	$2,453,632	$7,242,791	$11,752,260	$4,438,214
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$363,435	$833,846	$2,081,297	$841,925
Affiliated issuers	72	(742)	(1,273)	(744)
Futures contracts	(32,940)	(154,172)	(15,481)	(167,610)
Net realized gain (loss)	$330,567	$678,932	$2,064,543	$673,571
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,375,380	$8,948,106	$16,488,344	$4,803,885
Affiliated issuers	(390)	103	475	311
Futures contracts	132,385	180,524	962,795	180,524
Net unrealized gain (loss)	$2,507,375	$9,128,733	$17,451,614	$4,984,720
Net realized and unrealized gain (loss)	$2,837,942	$9,807,665	$19,516,157	$5,658,291
Change in net assets from operations	$5,291,574	$17,050,456	$31,268,417	$10,096,505
See Notes to Financial Statements
93

Statements of Operations – continued
Year ended 3/31/21	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net investment income (loss)
Interest	$7,656,768	$3,336,990	$12,232,223	$3,732,122
Dividends from affiliated issuers	10,927	3,163	8,134	3,135
Total investment income	$7,667,695	$3,340,153	$12,240,357	$3,735,257
Expenses
Management fee	$1,184,134	$455,588	$1,625,719	$497,892
Distribution and service fees	518,768	182,725	775,776	246,779
Shareholder servicing costs	175,597	77,836	297,173	99,006
Administrative services fee	45,135	24,164	57,927	25,385
Independent Trustees' compensation	8,155	4,033	8,481	4,288
Custodian fee	33,578	19,592	44,196	18,170
Shareholder communications	12,874	8,209	17,743	8,560
Audit and tax fees	57,243	57,208	57,520	57,210
Legal fees	9,710	4,619	7,436	3,072
Registration fees	61,443	56,717	73,498	57,371
Interest expense and fees	—	—	51,193	—
Miscellaneous	31,994	29,195	32,201	29,217
Total expenses	$2,138,631	$919,886	$3,048,863	$1,046,950
Fees paid indirectly	(33)	(10)	(17)	(110)
Reduction of expenses by investment adviser and distributor	(73,081)	(122,136)	(217,337)	(117,250)
Net expenses	$2,065,517	$797,740	$2,831,509	$929,590
Net investment income (loss)	$5,602,178	$2,542,413	$9,408,848	$2,805,667
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$476,165	$329,501	$590,057	$(31,498)
Affiliated issuers	(1,908)	(534)	(578)	(315)
Futures contracts	16,798	(45,554)	(364,098)	(24,523)
Net realized gain (loss)	$491,055	$283,413	$225,381	$(56,336)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$7,018,187	$3,332,560	$10,187,976	$2,642,853
Affiliated issuers	854	106	(366)	52
Futures contracts	—	120,349	722,096	(251,558)
Net unrealized gain (loss)	$7,019,041	$3,453,015	$10,909,706	$2,391,347
Net realized and unrealized gain (loss)	$7,510,096	$3,736,428	$11,135,087	$2,335,011
Change in net assets from operations	$13,112,274	$6,278,841	$20,543,935	$5,140,678
See Notes to Financial Statements
94

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended 3/31/21	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets
From operations
Net investment income (loss)	$2,453,632	$7,242,791	$11,752,260	$4,438,214
Net realized gain (loss)	330,567	678,932	2,064,543	673,571
Net unrealized gain (loss)	2,507,375	9,128,733	17,451,614	4,984,720
Change in net assets from operations	$5,291,574	$17,050,456	$31,268,417	$10,096,505
Total distributions to shareholders	$(2,422,939)	$(7,154,905)	$(11,694,845)	$(4,456,885)
Change in net assets from fund share transactions	$5,469,528	$(3,957,478)	$43,206,435	$22,693,436
Total change in net assets	$8,338,163	$5,938,073	$62,780,007	$28,333,056
Net assets
At beginning of period	100,718,493	278,855,685	480,740,496	158,176,179
At end of period	$109,056,656	$284,793,758	$543,520,503	$186,509,235
Year ended 3/31/21	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets
From operations
Net investment income (loss)	$5,602,178	$2,542,413	$9,408,848	$2,805,667
Net realized gain (loss)	491,055	283,413	225,381	(56,336)
Net unrealized gain (loss)	7,019,041	3,453,015	10,909,706	2,391,347
Change in net assets from operations	$13,112,274	$6,278,841	$20,543,935	$5,140,678
Total distributions to shareholders	$(5,579,131)	$(2,524,171)	$(9,736,123)	$(2,825,621)
Change in net assets from fund share transactions	$45,917,088	$(2,310,962)	$33,511,986	$4,684,892
Total change in net assets	$53,450,231	$1,443,708	$44,319,798	$6,999,949
Net assets
At beginning of period	237,339,084	98,833,060	339,048,723	107,364,954
At end of period	$290,789,315	$100,276,768	$383,368,521	$114,364,903
See Notes to Financial Statements
95

Statements of Changes in Net Assets – continued
Year ended 3/31/20	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets
From operations
Net investment income (loss)	$2,751,322	$7,512,427	$12,408,983	$4,825,454
Net realized gain (loss)	(175,534)	(1,199,819)	(2,213,669)	(145,128)
Net unrealized gain (loss)	(326,364)	(1,750,018)	(5,420,912)	(694,518)
Change in net assets from operations	$2,249,424	$4,562,590	$4,774,402	$3,985,808
Total distributions to shareholders	$(2,737,558)	$(7,428,830)	$(12,560,484)	$(4,829,636)
Change in net assets from fund share transactions	$11,818,604	$36,761,020	$78,111,036	$19,881,006
Total change in net assets	$11,330,470	$33,894,780	$70,324,954	$19,037,178
Net assets
At beginning of period	89,388,023	244,960,905	410,415,542	139,139,001
At end of period	$100,718,493	$278,855,685	$480,740,496	$158,176,179
Year ended 3/31/20	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets
From operations
Net investment income (loss)	$5,912,828	$3,059,314	$9,646,085	$3,277,005
Net realized gain (loss)	(137,127)	(304,749)	10,875	678,601
Net unrealized gain (loss)	(1,672,618)	(1,693,171)	(4,012,113)	(1,077,903)
Change in net assets from operations	$4,103,083	$1,061,394	$5,644,847	$2,877,703
Total distributions to shareholders	$(5,861,320)	$(3,039,898)	$(9,466,489)	$(3,267,035)
Change in net assets from fund share transactions	$48,193,172	$2,813,238	$30,792,526	$2,256,866
Total change in net assets	$46,434,935	$834,734	$26,970,884	$1,867,534
Net assets
At beginning of period	190,904,149	97,998,326	312,077,839	105,497,420
At end of period	$237,339,084	$98,833,060	$339,048,723	$107,364,954
See Notes to Financial Statements
96

Financial Statements
Financial Highlights
MFS MISSISSIPPI MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.63	$9.64	$9.53	$9.64	$10.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.28	$0.34	$0.31	$0.34(c)
Net realized and unrealized gain (loss)	0.27	(0.01)	0.08	(0.11)	(0.39)
Total from investment operations	$0.50	$0.27	$0.42	$0.20	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.28)	$(0.31)	$(0.31)	$(0.33)
Net asset value, end of period (x)	$9.90	$9.63	$9.64	$9.53	$9.64
Total return (%) (r)(s)(t)(x)	5.20	2.80	4.47	2.07	(0.49)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.98	1.00	1.00	0.98(c)
Expenses after expense reductions (f)	0.81	0.82	0.83	0.83	0.81(c)
Net investment income (loss)	2.33	2.88	3.53	3.21	3.41(c)
Portfolio turnover	20	30	16	11	14
Net assets at end of period (000 omitted)	$92,395	$86,335	$79,190	$82,526	$84,401
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$9.64	$9.65	$9.54	$9.65	$10.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.22	$0.27	$0.25	$0.27(c)
Net realized and unrealized gain (loss)	0.26	(0.01)	0.09	(0.11)	(0.39)
Total from investment operations	$0.44	$0.21	$0.36	$0.14	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.22)	$(0.25)	$(0.25)	$(0.27)
Net asset value, end of period (x)	$9.92	$9.64	$9.65	$9.54	$9.65
Total return (%) (r)(s)(t)(x)	4.63	2.14	3.79	1.40	(1.25)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.73	1.75	1.75	1.72(c)
Expenses after expense reductions (f)	1.46	1.47	1.49	1.50	1.48(c)
Net investment income (loss)	1.79	2.24	2.87	2.55	2.74(c)
Portfolio turnover	20	30	16	11	14
Net assets at end of period (000 omitted)	$115	$626	$659	$1,007	$1,180
See Notes to Financial Statements
97

Financial Highlights − continued
MFS MISSISSIPPI MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.61	$9.63	$9.51	$9.62	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.29	$0.34	$0.32	$0.34(c)
Net realized and unrealized gain (loss)	0.28	(0.02)	0.09	(0.11)	(0.38)
Total from investment operations	$0.52	$0.27	$0.43	$0.21	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.29)	$(0.31)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$9.89	$9.61	$9.63	$9.51	$9.62
Total return (%) (r)(s)(t)(x)	5.41	2.79	4.67	2.15	(0.42)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.75	0.74	0.75(c)
Expenses after expense reductions (f)	0.70	0.71	0.74	0.74	0.75(c)
Net investment income (loss)	2.42	2.96	3.63	3.29	3.44(c)
Portfolio turnover	20	30	16	11	14
Net assets at end of period (000 omitted)	$13,878	$11,374	$8,672	$6,540	$4,646
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.61	$9.63	$9.51	$9.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.29	$0.35	$0.21
Net realized and unrealized gain (loss)	0.28	(0.01)	0.09	(0.24)
Total from investment operations	$0.52	$0.28	$0.44	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.30)	$(0.32)	$(0.22)
Net asset value, end of period (x)	$9.89	$9.61	$9.63	$9.51
Total return (%) (r)(s)(t)(x)	5.48	2.85	4.74	(0.36)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.66	0.68	0.71(a)
Expenses after expense reductions (f)	0.64	0.65	0.67	0.70(a)
Net investment income (loss)	2.47	2.95	3.71	3.33(a)
Portfolio turnover	20	30	16	11
Net assets at end of period (000 omitted)	$2,668	$2,384	$867	$560

See Notes to Financial Statements
98

Financial Highlights − continued
MFS MISSISSIPPI MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
99

Financial Highlights − continued
MFS NEW YORK MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.93	$11.00	$10.87	$10.93	$11.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.31	$0.40	$0.40	$0.41(c)
Net realized and unrealized gain (loss)	0.39	(0.08)	0.11	(0.08)	(0.39)
Total from investment operations	$0.68	$0.23	$0.51	$0.32	$0.02
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.38)	$(0.38)	$(0.40)
Net asset value, end of period (x)	$11.33	$10.93	$11.00	$10.87	$10.93
Total return (%) (r)(s)(t)(x)	6.32	2.08	4.82	2.89	0.15(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.89	0.89	0.89(c)
Expenses after expense reductions (f)	0.84	0.86	0.88	0.88	0.88(c)
Net investment income (loss)	2.57	2.73	3.75	3.60	3.68(c)
Portfolio turnover	45	25	17	23	28
Net assets at end of period (000 omitted)	$170,723	$174,514	$154,803	$143,689	$124,890
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.90	$10.97	$10.84	$10.90	$11.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.22	$0.32	$0.32	$0.33(c)
Net realized and unrealized gain (loss)	0.41	(0.07)	0.11	(0.09)	(0.40)
Total from investment operations	$0.61	$0.15	$0.43	$0.23	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.30)	$(0.29)	$(0.31)
Net asset value, end of period (x)	$11.31	$10.90	$10.97	$10.84	$10.90
Total return (%) (r)(s)(t)(x)	5.63	1.32	4.05	2.12	(0.60)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.64	1.64	1.64(c)
Expenses after expense reductions (f)	1.60	1.62	1.63	1.64	1.63(c)
Net investment income (loss)	1.85	2.00	3.01	2.87	2.94(c)
Portfolio turnover	45	25	17	23	28
Net assets at end of period (000 omitted)	$1,063	$2,193	$2,876	$3,980	$5,032
See Notes to Financial Statements
100

Financial Highlights − continued
MFS NEW YORK MUNICIPAL BOND FUND − continued
	Year ended
Class C	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.91	$10.98	$10.86	$10.92	$11.30
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.22	$0.32	$0.31	$0.33(c)
Net realized and unrealized gain (loss)	0.41	(0.07)	0.10	(0.08)	(0.39)
Total from investment operations	$0.61	$0.15	$0.42	$0.23	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.30)	$(0.29)	$(0.32)
Net asset value, end of period (x)	$11.32	$10.91	$10.98	$10.86	$10.92
Total return (%) (r)(s)(t)(x)	5.63	1.32	3.95	2.12	(0.60)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.64	1.64	1.64(c)
Expenses after expense reductions (f)	1.59	1.62	1.63	1.64	1.63(c)
Net investment income (loss)	1.83	1.98	2.99	2.85	2.94(c)
Portfolio turnover	45	25	17	23	28
Net assets at end of period (000 omitted)	$12,260	$15,471	$16,953	$22,932	$25,246
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.66	$9.73	$9.61	$9.67	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.30	$0.38	$0.38	$0.39(c)
Net realized and unrealized gain (loss)	0.35	(0.08)	0.10	(0.08)	(0.34)
Total from investment operations	$0.63	$0.22	$0.48	$0.30	$0.05
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.36)	$(0.36)	$(0.38)
Net asset value, end of period (x)	$10.02	$9.66	$9.73	$9.61	$9.67
Total return (%) (r)(s)(t)(x)	6.65	2.25	5.13	3.07	0.49(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.63	0.64	0.64	0.64(c)
Expenses after expense reductions (f)	0.59	0.62	0.63	0.64	0.64(c)
Net investment income (loss)	2.81	2.97	3.99	3.84	3.97(c)
Portfolio turnover	45	25	17	23	28
Net assets at end of period (000 omitted)	$95,882	$83,586	$68,415	$57,349	$50,414
See Notes to Financial Statements
101

Financial Highlights − continued
MFS NEW YORK MUNICIPAL BOND FUND − continued
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.66	$9.73	$9.61	$9.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.30	$0.39	$0.24
Net realized and unrealized gain (loss)	0.36	(0.07)	0.10	(0.23)
Total from investment operations	$0.64	$0.23	$0.49	$0.01
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.37)	$(0.23)
Net asset value, end of period (x)	$10.02	$9.66	$9.73	$9.61
Total return (%) (r)(s)(t)(x)	6.72	2.31	5.19	0.11(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.56	0.57	0.60(a)
Expenses after expense reductions (f)	0.53	0.55	0.57	0.59(a)
Net investment income (loss)	2.86	3.01	4.04	3.80(a)
Portfolio turnover	45	25	17	23
Net assets at end of period (000 omitted)	$4,866	$3,092	$1,914	$1,293
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
102

Financial Highlights − continued
MFS NORTH CAROLINA MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.45	$11.59	$11.48	$11.59	$12.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.32	$0.40	$0.40	$0.41(c)
Net realized and unrealized gain (loss)	0.46	(0.13)	0.07	(0.14)	(0.42)
Total from investment operations	$0.73	$0.19	$0.47	$0.26	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.33)	$(0.36)	$(0.37)	$(0.41)
Net asset value, end of period (x)	$11.91	$11.45	$11.59	$11.48	$11.59
Total return (%) (r)(s)(t)(x)	6.42	1.55	4.23	2.28	(0.14)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.86	0.87	0.87(c)
Expenses after expense reductions (f)	0.83	0.83	0.85	0.86	0.86(c)
Net investment income (loss)	2.29	2.72	3.53	3.39	3.48(c)
Portfolio turnover	25	28	19	12	22
Net assets at end of period (000 omitted)	$359,286	$326,916	$295,515	$283,545	$263,433
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.44	$11.57	$11.46	$11.58	$11.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.24	$0.32	$0.31	$0.32(c)
Net realized and unrealized gain (loss)	0.45	(0.13)	0.07	(0.14)	(0.41)
Total from investment operations	$0.64	$0.11	$0.39	$0.17	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.24)	$(0.28)	$(0.29)	$(0.32)
Net asset value, end of period (x)	$11.90	$11.44	$11.57	$11.46	$11.58
Total return (%) (r)(s)(t)(x)	5.64	0.88	3.46	1.43	(0.81)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.61	1.62	1.62	1.62(c)
Expenses after expense reductions (f)	1.58	1.59	1.61	1.62	1.61(c)
Net investment income (loss)	1.60	2.01	2.78	2.65	2.73(c)
Portfolio turnover	25	28	19	12	22
Net assets at end of period (000 omitted)	$416	$788	$1,299	$2,288	$3,303
See Notes to Financial Statements
103

Financial Highlights − continued
MFS NORTH CAROLINA MUNICIPAL BOND FUND − continued
	Year ended
Class C	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.45	$11.58	$11.47	$11.59	$12.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.23	$0.32	$0.31	$0.32(c)
Net realized and unrealized gain (loss)	0.46	(0.12)	0.07	(0.14)	(0.41)
Total from investment operations	$0.64	$0.11	$0.39	$0.17	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.24)	$(0.28)	$(0.29)	$(0.32)
Net asset value, end of period (x)	$11.91	$11.45	$11.58	$11.47	$11.59
Total return (%) (r)(s)(t)(x)	5.63	0.88	3.45	1.42	(0.81)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.61	1.62	1.62	1.62(c)
Expenses after expense reductions (f)	1.58	1.59	1.61	1.62	1.61(c)
Net investment income (loss)	1.56	1.96	2.78	2.64	2.73(c)
Portfolio turnover	25	28	19	12	22
Net assets at end of period (000 omitted)	$35,315	$45,135	$38,639	$53,117	$57,868
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.55	$9.66	$9.57	$9.66	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.29	$0.36	$0.35	$0.37(c)
Net realized and unrealized gain (loss)	0.38	(0.10)	0.06	(0.10)	(0.34)
Total from investment operations	$0.63	$0.19	$0.42	$0.25	$0.03
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.33)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$9.93	$9.55	$9.66	$9.57	$9.66
Total return (%) (r)(s)(t)(x)	6.64	1.87	4.46	2.54	0.23(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.60	0.61	0.62	0.62(c)
Expenses after expense reductions (f)	0.58	0.59	0.60	0.61	0.62(c)
Net investment income (loss)	2.52	2.95	3.77	3.62	3.71(c)
Portfolio turnover	25	28	19	12	22
Net assets at end of period (000 omitted)	$113,800	$83,861	$58,802	$45,147	$38,561
See Notes to Financial Statements
104

Financial Highlights − continued
MFS NORTH CAROLINA MUNICIPAL BOND FUND − continued
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.55	$9.66	$9.57	$9.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.30	$0.37	$0.23
Net realized and unrealized gain (loss)	0.38	(0.11)	0.05	(0.22)
Total from investment operations	$0.63	$0.19	$0.42	$0.01
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.33)	$(0.22)
Net asset value, end of period (x)	$9.93	$9.55	$9.66	$9.57
Total return (%) (r)(s)(t)(x)	6.71	1.94	4.54	0.15(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.54	0.55(a)
Expenses after expense reductions (f)	0.51	0.52	0.53	0.55(a)
Net investment income (loss)	2.59	3.01	3.85	3.64(a)
Portfolio turnover	25	28	19	12
Net assets at end of period (000 omitted)	$34,703	$24,040	$16,161	$13,198
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
105

Financial Highlights − continued
MFS PENNSYLVANIA MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.24	$10.26	$10.15	$10.19	$10.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.33	$0.40	$0.40	$0.38
Net realized and unrealized gain (loss)	0.36	(0.02)	0.07	(0.07)	(0.32)
Total from investment operations	$0.63	$0.31	$0.47	$0.33	$0.06
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.33)	$(0.36)	$(0.37)	$(0.37)
Net asset value, end of period (x)	$10.60	$10.24	$10.26	$10.15	$10.19
Total return (%) (r)(s)(t)(x)	6.21	2.97	4.73	3.29	0.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.94	0.96	0.97	0.96
Expenses after expense reductions (f)	0.76	0.78	0.80	0.81	0.80
Net investment income (loss)	2.55	3.13	3.91	3.90	3.64
Portfolio turnover	28	17	16	16	15
Net assets at end of period (000 omitted)	$137,727	$117,575	$105,777	$99,319	$98,907
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.27	$10.29	$10.18	$10.21	$10.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.25	$0.32	$0.32	$0.30
Net realized and unrealized gain (loss)	0.35	(0.02)	0.07	(0.05)	(0.32)
Total from investment operations	$0.54	$0.23	$0.39	$0.27	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.25)	$(0.28)	$(0.30)	$(0.29)
Net asset value, end of period (x)	$10.62	$10.27	$10.29	$10.18	$10.21
Total return (%) (r)(s)(t)(x)	5.32	2.21	3.95	2.62	(0.19)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.69	1.71	1.72	1.71
Expenses after expense reductions (f)	1.51	1.53	1.55	1.56	1.56
Net investment income (loss)	1.86	2.40	3.15	3.15	2.87
Portfolio turnover	28	17	16	16	15
Net assets at end of period (000 omitted)	$851	$1,507	$2,373	$3,462	$4,740
See Notes to Financial Statements
106

Financial Highlights − continued
MFS PENNSYLVANIA MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.76	$9.78	$9.67	$9.71	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.32	$0.38	$0.39	$0.36
Net realized and unrealized gain (loss)	0.34	(0.02)	0.08	(0.07)	(0.29)
Total from investment operations	$0.60	$0.30	$0.46	$0.32	$0.07
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.35)	$(0.36)	$(0.36)
Net asset value, end of period (x)	$10.09	$9.76	$9.78	$9.67	$9.71
Total return (%) (r)(s)(t)(x)	6.18	3.06	4.88	3.37	0.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.69	0.71	0.71	0.74
Expenses after expense reductions (f)	0.66	0.68	0.70	0.71	0.73
Net investment income (loss)	2.64	3.21	4.00	3.99	3.69
Portfolio turnover	28	17	16	16	15
Net assets at end of period (000 omitted)	$32,103	$26,064	$20,253	$20,579	$19,388
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.76	$9.78	$9.67	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.33	$0.40	$0.26
Net realized and unrealized gain (loss)	0.34	(0.02)	0.07	(0.18)
Total from investment operations	$0.61	$0.31	$0.47	$0.08
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.33)	$(0.36)	$(0.25)
Net asset value, end of period (x)	$10.10	$9.76	$9.78	$9.67
Total return (%) (r)(s)(t)(x)	6.35	3.13	4.94	0.78(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.61	0.64	0.67(a)
Expenses after expense reductions (f)	0.59	0.60	0.63	0.66(a)
Net investment income (loss)	2.71	3.28	4.13	4.02(a)
Portfolio turnover	28	17	16	16
Net assets at end of period (000 omitted)	$15,830	$13,031	$10,736	$1,205

See Notes to Financial Statements
107

Financial Highlights − continued
MFS PENNSYLVANIA MUNICIPAL BOND FUND − continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
108

Financial Highlights − continued
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.94	$11.97	$11.83	$11.91	$12.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.33	$0.41	$0.38	$0.39(c)
Net realized and unrealized gain (loss)	0.36	(0.04)	0.10	(0.09)	(0.46)
Total from investment operations	$0.61	$0.29	$0.51	$0.29	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.32)	$(0.37)	$(0.37)	$(0.37)
Net asset value, end of period (x)	$12.30	$11.94	$11.97	$11.83	$11.91
Total return (%) (r)(s)(t)(x)	5.18	2.44	4.39	2.41	(0.56)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.90	0.91	0.90(c)
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.83(c)
Net investment income (loss)	2.08	2.68	3.49	3.20	3.19(c)
Portfolio turnover	23	22	14	15	19
Net assets at end of period (000 omitted)	$222,730	$192,059	$156,427	$159,257	$169,953
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.93	$11.97	$11.82	$11.90	$12.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.24	$0.32	$0.29	$0.30(c)
Net realized and unrealized gain (loss)	0.35	(0.05)	0.11	(0.09)	(0.46)
Total from investment operations	$0.53	$0.19	$0.43	$0.20	$(0.16)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.23)	$(0.28)	$(0.28)	$(0.28)
Net asset value, end of period (x)	$12.30	$11.93	$11.97	$11.82	$11.90
Total return (%) (r)(s)(t)(x)	4.50	1.59	3.70	1.64	(1.31)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.64	1.65	1.66	1.65(c)
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.59(c)
Net investment income (loss)	1.48	1.96	2.74	2.46	2.44(c)
Portfolio turnover	23	22	14	15	19
Net assets at end of period (000 omitted)	$280	$1,200	$1,955	$2,718	$3,777
See Notes to Financial Statements
109

Financial Highlights − continued
MFS SOUTH CAROLINA MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.67	$9.70	$9.58	$9.65	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.29	$0.36	$0.33	$0.34(c)
Net realized and unrealized gain (loss)	0.30	(0.03)	0.08	(0.08)	(0.36)
Total from investment operations	$0.53	$0.26	$0.44	$0.25	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.29)	$(0.32)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.97	$9.67	$9.70	$9.58	$9.65
Total return (%) (r)(s)(t)(x)	5.53	2.63	4.71	2.60	(0.21)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.63	0.65	0.66	0.65(c)
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	0.59(c)
Net investment income (loss)	2.31	2.92	3.74	3.44	3.45(c)
Portfolio turnover	23	22	14	15	19
Net assets at end of period (000 omitted)	$53,171	$35,189	$28,182	$21,954	$12,140
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.67	$9.70	$9.58	$9.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.29	$0.36	$0.23
Net realized and unrealized gain (loss)	0.31	(0.03)	0.09	(0.22)
Total from investment operations	$0.54	$0.26	$0.45	$0.01
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.29)	$(0.33)	$(0.22)
Net asset value, end of period (x)	$9.97	$9.67	$9.70	$9.58
Total return (%) (r)(s)(t)(x)	5.59	2.68	4.77	0.08(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.57	0.58	0.60(a)
Expenses after expense reductions (f)	0.53	0.53	0.52	0.52(a)
Net investment income (loss)	2.36	2.95	3.81	3.53(a)
Portfolio turnover	23	22	14	15
Net assets at end of period (000 omitted)	$14,608	$8,892	$4,341	$2,605

See Notes to Financial Statements
110

Financial Highlights − continued
MFS SOUTH CAROLINA MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
111

Financial Highlights − continued
MFS TENNESSEE MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.17	$10.36	$10.23	$10.36	$10.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.31	$0.36	$0.35	$0.36(c)
Net realized and unrealized gain (loss)	0.39	(0.19)	0.09	(0.15)	(0.36)
Total from investment operations	$0.64	$0.12	$0.45	$0.20	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.31)	$(0.32)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$10.56	$10.17	$10.36	$10.23	$10.36
Total return (%) (r)(s)(t)(x)	6.38	1.13	4.52	1.92	(0.01)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.98	0.98	0.96(c)
Expenses after expense reductions (f)	0.86	0.87	0.88	0.88	0.87(c)
Net investment income (loss)	2.44	3.00	3.50	3.32	3.42(c)
Portfolio turnover	23	34	13	18	11
Net assets at end of period (000 omitted)	$70,628	$71,672	$70,930	$84,131	$90,616
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.17	$10.35	$10.22	$10.35	$10.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.24	$0.28	$0.27	$0.28(c)
Net realized and unrealized gain (loss)	0.37	(0.18)	0.10	(0.15)	(0.36)
Total from investment operations	$0.55	$0.06	$0.38	$0.12	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.24)	$(0.25)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$10.55	$10.17	$10.35	$10.22	$10.35
Total return (%) (r)(s)(t)(x)	5.49	0.48	3.75	1.16	(0.76)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.73	1.73	1.73	1.71(c)
Expenses after expense reductions (f)	1.61	1.62	1.63	1.63	1.62(c)
Net investment income (loss)	1.71	2.32	2.73	2.57	2.67(c)
Portfolio turnover	23	34	13	18	11
Net assets at end of period (000 omitted)	$178	$228	$677	$1,230	$1,418
See Notes to Financial Statements
112

Financial Highlights − continued
MFS TENNESSEE MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.51	$9.68	$9.56	$9.68	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.32	$0.36	$0.35	$0.36(c)
Net realized and unrealized gain (loss)	0.36	(0.17)	0.08	(0.14)	(0.34)
Total from investment operations	$0.62	$0.15	$0.44	$0.21	$0.02
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.32)	$(0.33)	$(0.34)
Net asset value, end of period (x)	$9.87	$9.51	$9.68	$9.56	$9.68
Total return (%) (r)(s)(t)(x)	6.59	1.46	4.75	2.18	0.19(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.73	0.73	0.74(c)
Expenses after expense reductions (f)	0.61	0.62	0.63	0.63	0.62(c)
Net investment income (loss)	2.68	3.25	3.77	3.56	3.68(c)
Portfolio turnover	23	34	13	18	11
Net assets at end of period (000 omitted)	$25,437	$23,156	$23,310	$17,243	$18,416
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.50	$9.67	$9.55	$9.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.32	$0.36	$0.23
Net realized and unrealized gain (loss)	0.36	(0.17)	0.09	(0.25)
Total from investment operations	$0.63	$0.15	$0.45	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.33)	$(0.22)
Net asset value, end of period (x)	$9.86	$9.50	$9.67	$9.55
Total return (%) (r)(s)(t)(x)	6.67	1.54	4.84	(0.19)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.65	0.65	0.69(a)
Expenses after expense reductions (f)	0.54	0.54	0.55	0.55(a)
Net investment income (loss)	2.75	3.30	3.83	3.65(a)
Portfolio turnover	23	34	13	18
Net assets at end of period (000 omitted)	$4,033	$3,777	$3,081	$3,024

See Notes to Financial Statements
113

Financial Highlights − continued
MFS TENNESSEE MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
114

Financial Highlights − continued
MFS VIRGINIA MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.07	$11.14	$10.98	$11.10	$11.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.33	$0.37	$0.38	$0.41(c)
Net realized and unrealized gain (loss)	0.36	(0.08)	0.13	(0.14)	(0.42)
Total from investment operations	$0.65	$0.25	$0.50	$0.24	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.34)	$(0.36)	$(0.40)
Net asset value, end of period (x)	$11.42	$11.07	$11.14	$10.98	$11.10
Total return (%) (r)(s)(t)(x)	5.94	2.22	4.67	2.13	(0.11)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.91	0.92	0.92	0.91(c)
Expenses after expense reductions (f)	0.82	0.84	0.84	0.83	0.83(c)
Net investment income (loss)	2.57	2.88	3.37	3.36	3.60(c)
Portfolio turnover	21	24	15	15	13
Net assets at end of period (000 omitted)	$251,971	$235,639	$226,366	$221,291	$228,297
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.81	0.81	0.81	0.81	0.81(c)
See Notes to Financial Statements
115

Financial Highlights − continued
MFS VIRGINIA MUNICIPAL BOND FUND − continued
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.06	$11.13	$10.98	$11.10	$11.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.24	$0.29	$0.29	$0.32(c)
Net realized and unrealized gain (loss)	0.36	(0.07)	0.12	(0.14)	(0.41)
Total from investment operations	$0.57	$0.17	$0.41	$0.15	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.26)	$(0.27)	$(0.31)
Net asset value, end of period (x)	$11.41	$11.06	$11.13	$10.98	$11.10
Total return (%) (r)(s)(t)(x)	5.16	1.46	3.80	1.37	(0.77)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.66	1.67	1.67	1.66(c)
Expenses after expense reductions (f)	1.57	1.59	1.60	1.59	1.58(c)
Net investment income (loss)	1.82	2.14	2.62	2.61	2.82(c)
Portfolio turnover	21	24	15	15	13
Net assets at end of period (000 omitted)	$436	$581	$755	$914	$1,118
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.56	1.56	1.56	1.56(c)
	Year ended
Class C	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$11.06	$11.14	$10.98	$11.10	$11.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.24	$0.29	$0.29	$0.32(c)
Net realized and unrealized gain (loss)	0.37	(0.08)	0.13	(0.14)	(0.42)
Total from investment operations	$0.58	$0.16	$0.42	$0.15	$(0.10)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.26)	$(0.27)	$(0.31)
Net asset value, end of period (x)	$11.42	$11.06	$11.14	$10.98	$11.10
Total return (%) (r)(s)(t)(x)	5.25	1.36	3.89	1.36	(0.86)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.66	1.67	1.67	1.66(c)
Expenses after expense reductions (f)	1.57	1.59	1.60	1.59	1.58(c)
Net investment income (loss)	1.82	2.13	2.62	2.61	2.85(c)
Portfolio turnover	21	24	15	15	13
Net assets at end of period (000 omitted)	$14,348	$16,736	$17,665	$24,116	$26,034
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	1.56	1.56	1.56	1.56(c)
See Notes to Financial Statements
116

Financial Highlights − continued
MFS VIRGINIA MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.62	$9.68	$9.55	$9.65	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.31	$0.34	$0.35	$0.38(c)
Net realized and unrealized gain (loss)	0.32	(0.07)	0.11	(0.12)	(0.36)
Total from investment operations	$0.60	$0.24	$0.45	$0.23	$0.02
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.32)	$(0.33)	$(0.37)
Net asset value, end of period (x)	$9.93	$9.62	$9.68	$9.55	$9.65
Total return (%) (r)(s)(t)(x)	6.26	2.47	4.82	2.42	0.21(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.66	0.67	0.67	0.67(c)
Expenses after expense reductions (f)	0.57	0.59	0.60	0.59	0.58(c)
Net investment income (loss)	2.80	3.12	3.61	3.60	3.83(c)
Portfolio turnover	21	24	15	15	13
Net assets at end of period (000 omitted)	$94,495	$71,807	$57,139	$43,832	$39,856
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.56	0.56	0.56	0.56	0.56(c)
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.63	$9.69	$9.55	$9.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.31	$0.35	$0.23
Net realized and unrealized gain (loss)	0.31	(0.06)	0.12	(0.22)
Total from investment operations	$0.59	$0.25	$0.47	$0.01
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.33)	$(0.23)
Net asset value, end of period (x)	$9.93	$9.63	$9.69	$9.55
Total return (%) (r)(s)(t)(x)	6.23	2.55	5.01	0.05(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.58	0.59	0.60(a)
Expenses after expense reductions (f)	0.50	0.51	0.51	0.51(a)
Net investment income (loss)	2.87	3.20	3.69	3.61(a)
Portfolio turnover	21	24	15	15
Net assets at end of period (000 omitted)	$22,118	$14,286	$10,153	$6,196
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.48	0.48(a)

See Notes to Financial Statements
117

Financial Highlights − continued
MFS VIRGINIA MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
118

Financial Highlights − continued
MFS WEST VIRGINIA MUNICIPAL BOND FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.95	$10.98	$10.89	$11.01	$11.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.33	$0.38	$0.37	$0.38(c)
Net realized and unrealized gain (loss)	0.24	(0.03)	0.06	(0.13)	(0.38)
Total from investment operations	$0.52	$0.30	$0.44	$0.24	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.33)	$(0.35)	$(0.36)	$(0.36)
Net asset value, end of period (x)	$11.19	$10.95	$10.98	$10.89	$11.01
Total return (%) (r)(s)(t)(x)	4.81	2.75	4.09	2.15	0.02(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.98	0.98	0.97	0.95(c)
Expenses after expense reductions (f)	0.87	0.86	0.86	0.86	0.86(c)
Net investment income (loss)	2.51	3.00	3.53	3.34	3.38(c)
Portfolio turnover	23	19	17	11	18
Net assets at end of period (000 omitted)	$99,380	$98,950	$98,510	$101,013	$111,179
	Year ended
Class B	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$10.95	$10.98	$10.88	$11.00	$11.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.25	$0.30	$0.29	$0.30(c)
Net realized and unrealized gain (loss)	0.23	(0.03)	0.06	(0.14)	(0.39)
Total from investment operations	$0.43	$0.22	$0.36	$0.15	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.25)	$(0.26)	$(0.27)	$(0.28)
Net asset value, end of period (x)	$11.18	$10.95	$10.98	$10.88	$11.00
Total return (%) (r)(s)(t)(x)	3.93	1.98	3.40	1.38	(0.81)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.73	1.73	1.72	1.70(c)
Expenses after expense reductions (f)	1.62	1.62	1.62	1.62	1.62(c)
Net investment income (loss)	1.78	2.28	2.77	2.58	2.63(c)
Portfolio turnover	23	19	17	11	18
Net assets at end of period (000 omitted)	$109	$155	$494	$613	$866
See Notes to Financial Statements
119

Financial Highlights − continued
MFS WEST VIRGINIA MUNICIPAL BOND FUND − continued
	Year ended
Class I	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17(i)
Net asset value, beginning of period	$9.64	$9.67	$9.58	$9.69	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.32	$0.36	$0.35	$0.35(c)
Net realized and unrealized gain (loss)	0.20	(0.03)	0.06	(0.12)	(0.31)
Total from investment operations	$0.47	$0.29	$0.42	$0.23	$0.04
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.33)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$9.84	$9.64	$9.67	$9.58	$9.69
Total return (%) (r)(s)(t)(x)	4.94	2.95	4.44	2.33	0.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.73	0.73	0.72	0.72(c)
Expenses after expense reductions (f)	0.62	0.62	0.62	0.62	0.61(c)
Net investment income (loss)	2.73	3.23	3.75	3.58	3.63(c)
Portfolio turnover	23	19	17	11	18
Net assets at end of period (000 omitted)	$14,052	$7,545	$6,248	$7,038	$4,820
	Year ended
Class R6	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$9.63	$9.66	$9.58	$9.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.32	$0.37	$0.24
Net realized and unrealized gain (loss)	0.21	(0.03)	0.04	(0.22)
Total from investment operations	$0.49	$0.29	$0.41	$0.02
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.32)	$(0.33)	$(0.23)
Net asset value, end of period (x)	$9.84	$9.63	$9.66	$9.58
Total return (%) (r)(s)(t)(x)	5.13	3.02	4.42	0.18(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.64	0.64	0.65(a)
Expenses after expense reductions (f)	0.54	0.54	0.53	0.54(a)
Net investment income (loss)	2.83	3.27	3.87	3.67(a)
Portfolio turnover	23	19	17	11
Net assets at end of period (000 omitted)	$824	$715	$246	$130

See Notes to Financial Statements
120

Financial Highlights − continued
MFS WEST VIRGINIA MUNICIPAL BOND FUND − continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, April 1, 2016 (Class I) and August 1, 2017 (Class R6), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
121

Notes to Financial Statements
(1)  Business and Organization
MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each fund is a diversified series with the exception of Mississippi Fund and West Virginia Fund which are non-diversified.
Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on each fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — Each fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
122

Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.
Various inputs are used in determining the value of each fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of March 31, 2021 in valuing each fund's assets or liabilities:
	Level 1	Level 2	Level 3	Total
Mississippi Fund
Financial Instruments
Municipal Bonds	$—	$108,474,205	$—	$108,474,205
U.S. Corporate Bonds	—	226,044	—	226,044
Mutual Funds	38,650	—	—	38,650
Total	$38,650	$108,700,249	$—	$108,738,899
New York Fund
Financial Instruments
Municipal Bonds	$—	$280,892,328	$—	$280,892,328
U.S. Corporate Bonds	—	647,227	—	647,227
Mutual Funds	2,328,184	—	—	2,328,184
Total	$2,328,184	$281,539,555	$—	$283,867,739
North Carolina Fund
Financial Instruments
Municipal Bonds	$—	$545,402,069	$—	$545,402,069
U.S. Corporate Bonds	—	1,170,588	—	1,170,588
Mutual Funds	8,059,699	—	—	8,059,699
Total	$8,059,699	$546,572,657	$—	$554,632,356
Pennsylvania Fund
Financial Instruments
Municipal Bonds	$—	$182,039,617	$—	$182,039,617
U.S. Corporate Bonds	—	378,196	—	378,196
Mutual Funds	3,316,601	—	—	3,316,601
Total	$3,316,601	$182,417,813	$—	$185,734,414
123

Notes to Financial Statements  - continued
	Level 1	Level 2	Level 3	Total
South Carolina Fund
Financial Instruments
Municipal Bonds	$—	$281,911,757	$—	$281,911,757
U.S. Corporate Bonds	—	594,633	—	594,633
Mutual Funds	3,938,050	—	—	3,938,050
Total	$3,938,050	$282,506,390	$—	$286,444,440
Tennessee Fund
Financial Instruments
Municipal Bonds	$—	$100,040,143	$—	$100,040,143
U.S. Corporate Bonds	—	244,045	—	244,045
Mutual Funds	621,190	—	—	621,190
Total	$621,190	$100,284,188	$—	$100,905,378
Virginia Fund
Financial Instruments
Municipal Bonds	$—	$379,135,660	$—	$379,135,660
U.S. Corporate Bonds	—	828,198	—	828,198
Mutual Funds	4,569,228	—	—	4,569,228
Total	$4,569,228	$379,963,858	$—	$384,533,086
West Virginia Fund
Financial Instruments
Municipal Bonds	$—	$111,844,343	$—	$111,844,343
U.S. Corporate Bonds	—	259,764	—	259,764
Mutual Funds	588,118	—	—	588,118
Total	$588,118	$112,104,107	$—	$112,692,225
Other Financial Instruments
Futures Contracts – Liabilities	$(79,267)	$—	$—	$(79,267)
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The funds use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the funds during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The funds may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The funds' period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period. At March 31, 2021, the funds, with the exception of the West Virginia Fund, did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the funds at March 31, 2021 as reported in the Statements of Assets and Liabilities:
			Fair Value (a)
Fund	Risk	Derivative Contracts	Liability Derivatives
West Virginia Fund	Interest Rate	Interest Rate Futures	$(79,267)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statements of Assets and Liabilities.
124

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the funds for the year ended March 31, 2021 as reported in the Statements of Operations:
Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate	$(32,940)
New York Fund	Interest Rate	(154,172)
North Carolina Fund	Interest Rate	(15,481)
Pennsylvania Fund	Interest Rate	(167,610)
South Carolina Fund	Interest Rate	16,798
Tennessee Fund	Interest Rate	(45,554)
Virginia Fund	Interest Rate	(364,098)
West Virginia Fund	Interest Rate	(24,523)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the funds for the year ended March 31, 2021 as reported in the Statements of Operations:
Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate	$132,385
New York Fund	Interest Rate	180,524
North Carolina Fund	Interest Rate	962,795
Pennsylvania Fund	Interest Rate	180,524
Tennessee Fund	Interest Rate	120,349
Virginia Fund	Interest Rate	722,096
West Virginia Fund	Interest Rate	(251,558)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund's credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover each fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.
Futures Contracts — The funds entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
125

Notes to Financial Statements  - continued
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Inverse Floaters — The Virginia Fund invests in municipal inverse floating rate securities which are structured by the Virginia Fund utilizing the fund's municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the Virginia Fund transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the Virginia Fund. Such self-deposited inverse floaters held by the Virginia Fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the Virginia Fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the Virginia Fund in its Statements of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates as reported in the Virginia Fund’s Statements of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2021, the Virginia Fund’s payable to the holders of the floating rate certificates was $5,000,711 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 0.08%. For the year ended March 31, 2021, the average payable to the holders of the settled floating rate certificates was $5,001,080 at a weighted average interest rate of 0.50%. Interest expense and fees include interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2021, interest expense and fees related to self-deposited inverse floaters amounted to $49,432 and are included in “Interest expense and fees” in the Statements of Operations.
Indemnifications — Under each fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.
Each fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statements of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, each fund is required to have sufficient cash and/or liquid securities to cover its commitments.
126

Notes to Financial Statements  - continued
Fees Paid Indirectly — Each fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2021, is shown as a reduction of total expenses in the Statements of Operations.
Tax Matters and Distributions — Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and derivative transactions, as applicable to each fund.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
Year ended 3/31/21	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$26,771	$85,904	$364,526	$54,673	$67,319	$27,295	$302,307	$28,504
Tax-exempt income	2,396,168	7,069,001	11,330,319	4,402,212	5,511,812	2,496,876	9,433,816	2,797,117
Total distributions	$2,422,939	$7,154,905	$11,694,845	$4,456,885	$5,579,131	$2,524,171	$9,736,123	$2,825,621
Year ended 3/31/20	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$8,988	$135,659	$208,491	$80,724	$48,199	$27,122	$190,368	$12,404
Tax-exempt income	2,728,570	7,293,171	12,351,993	4,748,912	5,813,121	3,012,776	9,276,121	3,254,631
Total distributions	$2,737,558	$7,428,830	$12,560,484	$4,829,636	$5,861,320	$3,039,898	$9,466,489	$3,267,035
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 3/31/21	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$102,481,179	$266,704,152	$526,979,126	$175,424,009
Gross appreciation	6,377,924	17,714,990	28,777,731	10,556,644
Gross depreciation	(120,204)	(551,403)	(1,124,501)	(246,239)
Net unrealized appreciation (depreciation)	$6,257,720	$17,163,587	$27,653,230	$10,310,405
Undistributed ordinary income	27,218	85,587	180,338	44,692
Undistributed tax-exempt income	452,995	1,074,461	1,915,380	724,661
Capital loss carryforwards	(2,982,963)	(3,461,167)	(12,576,239)	(2,390,597)
Other temporary differences	(191,992)	(566,454)	(948,724)	(357,848)
Total distributable earnings (loss)	$3,562,978	$14,296,014	$16,223,985	$8,331,313
127

Notes to Financial Statements  - continued
As of 3/31/21	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$274,305,345	$95,719,180	$361,975,769	$106,960,479
Gross appreciation	12,753,960	5,303,708	20,262,087	5,755,612
Gross depreciation	(614,865)	(117,510)	(2,705,481)	(103,133)
Net unrealized appreciation (depreciation)	$12,139,095	$5,186,198	$17,556,606	$5,652,479
Undistributed ordinary income	75,955	9,618	109,923	52,427
Undistributed tax-exempt income	881,417	905,702	1,359,547	490,643
Capital loss carryforwards	(5,765,325)	(3,216,688)	(8,434,271)	(4,128,696)
Other temporary differences	(457,431)	(190,629)	(772,530)	(252,710)
Total distributable earnings (loss)	$6,873,711	$2,694,201	$9,819,275	$1,814,143
As of March 31, 2021, each fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Short-Term	$(1,274,611)	$(3,461,167)	$(11,619,218)	$(2,390,597)	$(4,071,845)	$(2,411,985)	$(5,234,675)	$(1,627,402)
Long-Term	(1,708,352)	—	(957,021)	—	(1,693,480)	(804,703)	(3,199,596)	(2,501,294)
Total	$(2,982,963)	$(3,461,167)	$(12,576,239)	$(2,390,597)	$(5,765,325)	$(3,216,688)	$(8,434,271)	$(4,128,696)
Multiple Classes of Shares of Beneficial Interest — Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, Class C shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20
Class A	$2,055,799	$2,389,980	$4,260,533	$4,661,295	$7,895,170	$8,874,823	$3,301,867	$3,595,955
Class B	4,318	14,406	29,344	50,871	9,137	22,162	22,490	49,173
Class C	—	—	253,482	343,835	626,025	849,632	—	—
Class I	294,859	293,990	2,498,450	2,291,148	2,442,306	2,168,796	759,458	772,775
Class R6	67,963	39,182	113,096	81,681	722,207	645,071	373,070	411,733
Total	$2,422,939	$2,737,558	$7,154,905	$7,428,830	$11,694,845	$12,560,484	$4,456,885	$4,829,636
	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund
	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/21	Year Ended 3/31/20
Class A	$4,250,603	$4,684,189	$1,753,273	$2,141,360	$6,549,795	$6,697,032	$2,488,264	$3,006,955
Class B	8,828	33,930	3,528	10,808	10,591	13,397	2,229	6,765
Class C	—	—	—	—	300,167	354,559	—	—
Class I	1,051,444	933,765	660,204	771,032	2,341,558	2,013,065	313,431	237,273
Class R6	268,256	209,436	107,166	116,698	534,012	388,436	21,697	16,042
Total	$5,579,131	$5,861,320	$2,524,171	$3,039,898	$9,736,123	$9,466,489	$2,825,621	$3,267,035
(3)  Transactions with Affiliates
Investment Adviser — Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.
128

Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2021, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:
Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$11,704	$30,948	$57,172	$19,241	$29,368	$11,305	$40,330	$12,354
The management fee incurred for the year ended March 31, 2021 was equivalent to an annual effective rate of 0.44% of each fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:
	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.84%	0.84%	0.86%	0.81%	0.87%
Class B	1.59%	1.59%	1.61%	1.56%	1.62%
Class C	1.59%	N/A	N/A	1.56%	N/A
Class I	0.59%	0.59%	0.61%	0.56%	0.62%
Class R6	0.52%	0.53%	0.54%	0.49%	0.55%
These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2021. For the year ended March 31, 2021, these reductions amounted to the following for the South Carolina Fund, the Tennessee Fund, the Virginia Fund, and the West Virginia Fund and are included in the reduction of total expenses in the Statements of Operations:
South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$41,512	$110,380	$171,621	$101,589
For the year ended March 31, 2021, the North Carolina Fund's actual operating expenses did not exceed the limit described above and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
For the period from April 1, 2020 through July 31, 2020, the investment adviser had agreed in writing to pay a portion of the New York Fund's total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses did not exceed the following rates annually of the New York Fund's average daily net assets:
New York Fund
Class A	0.90%
Class B	1.65%
Class C	1.65%
Class I	0.65%
Class R6	0.60%
This written agreement terminated on July 31, 2020. For the period from April 1, 2020 through July 31, 2020, the New York Fund's actual operating expenses did not exceed the limit described above and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
129

Notes to Financial Statements  - continued
Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the New York Fund's total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of the New York Fund's average daily net assets:
New York Fund
Class A	0.83%
Class B	1.58%
Class C	1.58%
Class I	0.58%
Class R6	0.53%
This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until July 31, 2021. For the period from August 1, 2020 through March 31, 2021, this reduction amounted to $57,849, which is included in the reduction of total expenses in the Statements of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2021, as its portion of the initial sales charge on sales of Class A shares of each fund:
Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$6,445	$4,878	$23,532	$18,478	$16,730	$2,704	$9,169	$4,125
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
Each fund's distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$223,362
New York Fund	—	0.25%	0.25%	0.25%	418,558
North Carolina Fund	—	0.25%	0.25%	0.25%	864,157
Pennsylvania Fund	—	0.25%	0.25%	0.10%	321,818
South Carolina Fund	—	0.25%	0.25%	0.25%	512,785
Tennessee Fund	—	0.25%	0.25%	0.25%	180,639
Virginia Fund	—	0.25%	0.25%	0.25%	614,315
West Virginia Fund	—	0.25%	0.25%	0.25%	245,542
	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.75%	$2,445
New York Fund	0.75%	0.25%	1.00%	1.00%	16,138
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	5,763
Pennsylvania Fund	0.75%	0.25%	1.00%	0.85%	12,055
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	5,983
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	2,086
Virginia Fund	0.75%	0.25%	1.00%	1.00%	5,501
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	1,237
130

Notes to Financial Statements  - continued
	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$140,864
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	403,819
Virginia Fund	0.75%	0.25%	1.00%	1.00%	155,960
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$225,807	$575,560	$1,273,739	$333,873	$518,768	$182,725	$775,776	$246,779
(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2021, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$88	$3,071	$7,996	$341	$2,201	$451	$5,308	$3,307
Class B	—	1	—	—	—	—	—	—
Class C	N/A	—	14	N/A	N/A	N/A	78	N/A
Mississippi Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rates to 0.10% and 0.00%, respectively. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2021. For the year ended March 31, 2021, these reductions amounted to $134,018 and $610 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.
Pennsylvania Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rates to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2021. For the year ended March 31, 2021, these reductions amounted to $193,093 and $1,806 for Class A and Class B, respectively, and are included in the reduction of total expenses in the Statements of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2021, were as follows:
CDSC Imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$—	$29,000	$35,651	$1,096	$12,206	$1,651	$21,046	$—
Class B	2	7,411	—	174	78	—	—	36
Class C	N/A	2,360	7,339	N/A	N/A	N/A	902	N/A
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2021, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$3,353	$17,862	$20,844	$16,804	$9,842	$3,593	$21,101	$5,248
Percentage of average daily net assets	0.0032%	0.0064%	0.0041%	0.0097%	0.0037%	0.0035%	0.0058%	0.0047%
131

Notes to Financial Statements  - continued
MFSC also receives reimbursement from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:
Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$64,504	$187,265	$358,204	$117,589	$165,755	$74,243	$276,072	$93,758
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2021 was equivalent to the following annual effective rates of each fund's average daily net assets:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0235%	0.0170%	0.0151%	0.0193%	0.0171%	0.0238%	0.0160%	0.0229%
Trustees’ and Officers’ Compensation — Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The Mississippi Fund, the New York Fund, the Pennsylvania Fund, and the Tennessee Fund no longer participate in the DB plan. The DB plan resulted in a pension expense for the following funds. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2021:
North Carolina Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
$235	$232	$232	$232
The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to the following at March 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:
North Carolina Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
$2,918	$2,953	$2,937	$2,952
Other — Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended March 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$30,148,062	$126,393,711	$188,884,428	$71,861,010	$100,695,621	$23,568,436	$104,260,984	$31,346,882
Sales	$20,432,701	$120,728,127	$125,499,543	$47,265,508	$58,847,604	$22,257,323	$74,271,861	$24,720,514
132

Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Mississippi Fund				New York Fund
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,158,053	$11,381,463	1,609,474	$15,813,418	1,830,942	$20,327,920	3,965,636	$44,561,293
Class B	203	1,992	228	2,238	2,514	28,267	6,138	68,162
Class C	—	—	—	—	154,106	1,721,692	359,199	4,023,122
Class I	411,802	4,071,191	357,630	3,505,417	1,701,251	16,809,838	2,068,782	20,546,180
Class R6	110,133	1,083,067	197,206	1,945,776	208,661	2,054,168	194,696	1,937,054
	1,680,191	$16,537,713	2,164,538	$21,266,849	3,897,474	$40,941,885	6,594,451	$71,135,811
Shares issued to shareholders in reinvestment of distributions
Class A	198,409	$1,951,155	221,922	$2,175,719	326,932	$3,645,100	344,332	$3,870,583
Class B	209	2,024	1,088	10,673	2,230	24,720	3,848	43,101
Class C	—	—	—	—	20,040	222,852	26,470	297,128
Class I	26,461	259,865	26,854	262,939	231,894	2,288,157	215,636	2,143,920
Class R6	6,881	67,595	4,002	39,182	11,447	113,096	8,204	81,615
	231,960	$2,280,639	253,866	$2,488,513	592,543	$6,293,925	598,490	$6,436,347
Shares reacquired
Class A	(994,086)	$(9,740,963)	(1,075,513)	$(10,496,129)	(3,065,195)	$(33,791,067)	(2,414,814)	$(26,976,784)
Class B	(53,748)	(523,669)	(4,559)	(44,687)	(111,918)	(1,247,029)	(70,948)	(791,554)
Class C	—	—	—	—	(508,585)	(5,680,181)	(511,488)	(5,702,333)
Class I	(217,925)	(2,145,712)	(101,916)	(989,172)	(1,016,702)	(9,938,837)	(669,227)	(6,565,350)
Class R6	(95,165)	(938,480)	(43,200)	(406,770)	(54,612)	(536,174)	(79,743)	(775,117)
	(1,360,924)	$(13,348,824)	(1,225,188)	$(11,936,758)	(4,757,012)	$(51,193,288)	(3,746,220)	$(40,811,138)
Net change
Class A	362,376	$3,591,655	755,883	$7,493,008	(907,321)	$(9,818,047)	1,895,154	$21,455,092
Class B	(53,336)	(519,653)	(3,243)	(31,776)	(107,174)	(1,194,042)	(60,962)	(680,291)
Class C	—	—	—	—	(334,439)	(3,735,637)	(125,819)	(1,382,083)
Class I	220,338	2,185,344	282,568	2,779,184	916,443	9,159,158	1,615,191	16,124,750
Class R6	21,849	212,182	158,008	1,578,188	165,496	1,631,090	123,157	1,243,552
	551,227	$5,469,528	1,193,216	$11,818,604	(266,995)	$(3,957,478)	3,446,721	$36,761,020
	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	6,602,432	$77,721,228	6,788,880	$80,032,695	2,474,008	$25,928,595	2,172,639	$22,734,481
Class B	1,276	14,396	4,245	49,839	38	388	382	3,963
Class C	504,123	5,910,821	1,584,590	18,705,421	—	—	—	—
Class I	4,368,095	42,924,803	3,852,801	37,917,683	915,677	9,163,074	1,030,330	10,303,616
Class R6	1,385,236	13,674,485	1,261,947	12,392,720	583,182	5,829,247	544,560	5,436,073
	12,861,162	$140,245,733	13,492,463	$149,098,358	3,972,905	$40,921,304	3,747,911	$38,478,133
133

Notes to Financial Statements  - continued
	North Carolina Fund − continued				Pennsylvania Fund − continued
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	627,631	$7,378,536	694,690	$8,197,079	294,973	$3,085,376	319,269	$3,344,338
Class B	726	8,481	1,810	21,317	2,040	21,320	4,474	46,954
Class C	50,553	592,825	66,234	781,059	—	—	—	—
Class I	214,421	2,103,354	187,525	1,845,285	63,165	629,313	62,461	623,485
Class R6	71,308	699,567	63,649	626,385	12,015	120,001	7,580	75,696
	964,639	$10,782,763	1,013,908	$11,471,125	372,193	$3,856,010	393,784	$4,090,473
Shares reacquired
Class A	(5,616,204)	$(66,037,402)	(4,439,963)	$(51,996,852)	(1,250,228)	$(13,104,888)	(1,319,609)	$(13,708,762)
Class B	(35,926)	(422,186)	(49,423)	(577,616)	(68,742)	(721,534)	(88,776)	(927,619)
Class C	(1,531,861)	(18,023,528)	(1,043,687)	(12,212,329)	—	—	—	—
Class I	(1,906,770)	(18,642,473)	(1,343,615)	(13,060,807)	(469,667)	(4,680,498)	(493,004)	(4,868,718)
Class R6	(480,280)	(4,696,472)	(480,389)	(4,610,843)	(362,505)	(3,576,958)	(314,896)	(3,182,501)
	(9,571,041)	$(107,822,061)	(7,357,077)	$(82,458,447)	(2,151,142)	$(22,083,878)	(2,216,285)	$(22,687,600)
Net change
Class A	1,613,859	$19,062,362	3,043,607	$36,232,922	1,518,753	$15,909,083	1,172,299	$12,370,057
Class B	(33,924)	(399,309)	(43,368)	(506,460)	(66,664)	(699,826)	(83,920)	(876,702)
Class C	(977,185)	(11,519,882)	607,137	7,274,151	—	—	—	—
Class I	2,675,746	26,385,684	2,696,711	26,702,161	509,175	5,111,889	599,787	6,058,383
Class R6	976,264	9,677,580	845,207	8,408,262	232,692	2,372,290	237,244	2,329,268
	4,254,760	$43,206,435	7,149,294	$78,111,036	2,193,956	$22,693,436	1,925,410	$19,881,006
	South Carolina Fund				Tennessee Fund
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,622,825	$44,351,500	4,128,135	$50,391,924	714,057	$7,442,924	938,422	$9,863,837
Class B	1,030	12,749	2,177	26,253	3	36	—	—
Class I	2,251,458	22,235,583	1,443,638	14,229,213	581,137	5,636,477	410,363	4,051,856
Class R6	646,473	6,413,862	566,629	5,590,195	125,051	1,209,802	117,452	1,148,762
	6,521,786	$73,013,694	6,140,579	$70,237,585	1,420,248	$14,289,239	1,466,237	$15,064,455
Shares issued to shareholders in reinvestment of distributions
Class A	336,266	$4,097,388	367,994	$4,484,749	152,279	$1,587,030	183,569	$1,929,258
Class B	731	8,819	2,765	33,666	275	2,858	937	9,837
Class I	91,275	902,178	80,487	794,670	65,870	641,923	77,085	757,213
Class R6	27,122	268,235	21,191	209,432	11,003	107,166	11,884	116,698
	455,394	$5,276,620	472,437	$5,522,517	229,427	$2,338,977	273,475	$2,813,006
Shares reacquired
Class A	(1,944,801)	$(23,726,152)	(1,472,666)	$(17,860,081)	(1,222,879)	$(12,780,270)	(926,056)	$(9,683,865)
Class B	(79,566)	(968,002)	(67,685)	(829,366)	(5,861)	(61,580)	(43,946)	(455,480)
Class I	(647,031)	(6,417,783)	(791,073)	(7,749,279)	(504,967)	(4,895,965)	(460,291)	(4,435,877)
Class R6	(127,656)	(1,261,289)	(116,057)	(1,128,204)	(124,547)	(1,201,363)	(50,437)	(489,001)
	(2,799,054)	$(32,373,226)	(2,447,481)	$(27,566,930)	(1,858,254)	$(18,939,178)	(1,480,730)	$(15,064,223)
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Notes to Financial Statements  - continued
	South Carolina Fund − continued				Tennessee Fund − continued
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	2,014,290	$24,722,736	3,023,463	$37,016,592	(356,543)	$(3,750,316)	195,935	$2,109,230
Class B	(77,805)	(946,434)	(62,743)	(769,447)	(5,583)	(58,686)	(43,009)	(445,643)
Class I	1,695,702	16,719,978	733,052	7,274,604	142,040	1,382,435	27,157	373,192
Class R6	545,939	5,420,808	471,763	4,671,423	11,507	115,605	78,899	776,459
	4,178,126	$45,917,088	4,165,535	$48,193,172	(208,579)	$(2,310,962)	258,982	$2,813,238
	Virginia Fund				West Virginia Fund
	Year ended 3/31/21		Year ended 3/31/20		Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	4,343,470	$48,934,253	3,791,249	$43,000,739	528,300	$5,897,279	742,514	$8,278,921
Class B	2,258	25,986	9,988	113,355	2,112	23,813	28	524
Class C	237,225	2,690,383	369,189	4,189,711	—	—	—	—
Class I	3,369,391	33,380,444	3,225,520	31,813,495	733,254	7,204,193	333,928	3,268,929
Class R6	939,360	9,267,335	616,171	6,068,979	26,052	255,077	56,296	553,127
	8,891,704	$94,298,401	8,012,117	$85,186,279	1,289,718	$13,380,362	1,132,766	$12,101,501
Shares issued to shareholders in reinvestment of distributions
Class A	507,718	$5,759,053	521,449	$5,911,974	214,015	$2,382,778	256,180	$2,854,273
Class B	845	9,574	1,073	12,150	200	2,226	578	6,432
Class C	22,789	258,077	27,297	309,296	—	—	—	—
Class I	204,142	2,014,090	178,923	1,763,250	25,141	246,860	19,163	187,924
Class R6	54,008	533,483	39,375	388,418	2,214	21,697	1,632	16,018
	789,502	$8,574,277	768,117	$8,385,088	241,570	$2,653,561	277,553	$3,064,647
Shares reacquired
Class A	(4,084,717)	$(45,948,525)	(3,334,484)	$(37,436,033)	(895,511)	$(9,976,692)	(931,124)	$(10,357,477)
Class B	(17,450)	(198,890)	(26,350)	(297,271)	(6,777)	(75,812)	(31,443)	(351,000)
Class C	(516,194)	(5,859,010)	(469,551)	(5,274,047)	—	—	—	—
Class I	(1,520,352)	(14,892,809)	(1,838,521)	(17,649,504)	(114,007)	(1,114,581)	(216,501)	(2,110,913)
Class R6	(251,195)	(2,461,458)	(218,932)	(2,121,986)	(18,727)	(181,946)	(9,139)	(89,892)
	(6,389,908)	$(69,360,692)	(5,887,838)	$(62,778,841)	(1,035,022)	$(11,349,031)	(1,188,207)	$(12,909,282)
Net change
Class A	766,471	$8,744,781	978,214	$11,476,680	(153,196)	$(1,696,635)	67,570	$775,717
Class B	(14,347)	(163,330)	(15,289)	(171,766)	(4,465)	(49,773)	(30,837)	(344,044)
Class C	(256,180)	(2,910,550)	(73,065)	(775,040)	—	—	—	—
Class I	2,053,181	20,501,725	1,565,922	15,927,241	644,388	6,336,472	136,590	1,345,940
Class R6	742,173	7,339,360	436,614	4,335,411	9,539	94,828	48,789	479,253
	3,291,298	$33,511,986	2,892,396	$30,792,526	496,266	$4,684,892	222,112	$2,256,866
Effective June 1, 2019, purchases of each fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.
(6)  Line of Credit
Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by each fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established
135

Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2021, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations, with the exception of the Virginia Fund, whose commitment fee and interest expense are included in “Interest expense and fees” in the Statements of Operations.
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$506	$1,352	$2,462	$810	$1,296	$481	$1,672	$530
Interest Expense	—	—	—	—	—	—	—	—
(7)  Investments in Affiliated Issuers
An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2021, are as follows:
	Affiliated Issuer - MFS Institutional Money Market Portfolio
	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Mississippi Fund	$3,902,197	$32,296,055	$36,159,284	$72	$(390)	$38,650
New York Fund	5,289,871	105,311,898	108,272,946	(742)	103	2,328,184
North Carolina Fund	11,538,961	163,889,648	167,368,112	(1,273)	475	8,059,699
Pennsylvania Fund	2,584,086	59,547,881	58,814,933	(744)	311	3,316,601
South Carolina Fund	4,914,196	103,414,217	104,389,309	(1,908)	854	3,938,050
Tennessee Fund	1,471,518	29,072,564	29,922,464	(534)	106	621,190
Virginia Fund	1,936,190	120,270,000	117,636,018	(578)	(366)	4,569,228
West Virginia Fund	781,988	26,945,094	27,138,701	(315)	52	588,118
	Dividend Income	Capital Gain Distributions
Mississippi Fund	$3,515	$—
New York Fund	7,301	—
North Carolina Fund	16,790	—
Pennsylvania Fund	7,259	—
South Carolina Fund	10,927	—
Tennessee Fund	3,163	—
Virginia Fund	8,134	—
West Virginia Fund	3,135	—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of each fund's investments and each fund's performance.
(9)  Subsequent Event
On May 6, 2021, the Board of Trustees of the MFS Tennessee Municipal Bond Fund approved a proposed Plan of Reorganization, whereby MFS Tennessee Municipal Bond Fund, a series of MFS Municipal Series Trust, would be reorganized into MFS Municipal Intermediate Fund, also a series of MFS Municipal Series Trust. The Plan of Reorganization is subject to the approval of the shareholders of the MFS Tennessee Municipal Bond Fund. The proposed Plan of Reorganization provides for the transfer of the assets of the MFS Tennessee Municipal Bond Fund to the MFS Municipal Intermediate Fund and the assumption by the MFS Municipal Intermediate Fund of the liabilities of the MFS Tennessee Municipal Bond Fund in exchange solely for shares of beneficial interest in the MFS Municipal Intermediate Fund. Immediately following the transfer, the MFS Municipal Intermediate Fund shares received by
136

Notes to Financial Statements  - continued
the MFS Tennessee Municipal Bond Fund would be distributed to shareholders, pro rata, and the MFS Tennessee Municipal Bond Fund would be liquidated and terminated. Regardless of shareholder approval of the reorganization, effective on or about August 23, 2021, Class B shares of the MFS Tennessee Municipal Bond Fund will be converted into Class A shares of the MFS Tennessee Municipal Bond Fund. Please see the MFS Tennessee Municipal Bond Fund's prospectus for details.
137

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 14, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
138

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of May 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
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Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Michael Dawson
141

Proxy Voting Policies and Information
MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about each fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing each fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The funds will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.
Exempt Interest Dividends
Mississippi Fund	98.90%
New York Fund	98.80%
North Carolina Fund	96.88%
Pennsylvania Fund	98.77%
South Carolina Fund	98.79%
Tennessee Fund	98.92%
Virginia Fund	96.89%
West Virginia Fund	98.99%
The funds intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
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FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
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143

Who we are
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We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
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Definitions
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Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
144

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Annual Report
March 31, 2021
MFS®  Municipal Income Fund
LMB-ANN

MFS® Municipal Income Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. The speedy development of vaccines and therapeutics brightened the economic and market outlook, but uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available outside the United States. In the U.S., political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress is expected to approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand could fuel a surge in economic activity as coronavirus restrictions are eased further. Because of this, markets anticipate at least temporary inflation pressures in the months ahead and have pushed up yields on global government bonds, resulting in ripple effects being felt across most financial markets. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
May 14, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten industries (i)
Healthcare Revenue - Hospitals	16.3%
General Obligations - General Purpose	9.0%
Housing - Single Family	7.2%
Airport Revenue	6.4%
State & Local Agencies	5.1%
General Obligations - Schools	5.0%
Universities - Colleges	4.3%
Sales & Excise Tax Revenue	4.2%
Miscellaneous Revenue - Other	3.7%
Transportation – Special Tax	3.5%
Composition including fixed income credit quality (a)(i)
AAA	3.1%
AA	28.7%
A	33.1%
BBB	19.3%
BB	5.6%
B	2.0%
CCC	0.2%
CC	0.2%
C	0.9%
D	1.7%
Not Rated	7.9%
Cash & Cash Equivalents	(0.7)%
Other	(2.0)%
Portfolio facts (i)
Average Duration (d)	7.4
Average Effective Maturity (m)	15.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.
Percentages are based on net assets as of March 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended March 31, 2021, Class A shares of the MFS Municipal Income Fund (fund) provided a total return of 7.43%, at net asset value. This compares with a return of 5.51% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.
Market Environment
Markets experienced an unusually rapid recovery after sliding in response to the initial wave of the coronavirus pandemic. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures meant to slow the spread of the virus. More fiscal firepower is now being deployed. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of new coronavirus variants, what their impacts will be and how quickly vaccines to guard against them can be manufactured and distributed. There remain worries over whether enough people will get vaccinated to bring about herd immunity.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a continued rebound. In the middle of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, we saw the threat of resurgent inflation resulting from monumental levels of economic stimulus and the unleashing of pandemic-induced pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields have risen materially in recent months and market leadership has shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm have been seen in pockets of the market, such as stocks that are popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Municipal markets experienced challenges as well over the last twelve months, enduring several months of severe stress early in the period and then recovering sharply to deliver mid-single-digit returns for the year among investment grade-rated assets. High yield municipals delivered even stronger returns, up roughly mid-double digits for the trailing period. As in other risk markets, differentiation was the theme for much of 2020 as the pandemic widened the fundamental gap between stronger and weaker credits. Ratings agencies responded with downgrades, however, the level of defaults remained contained. Many municipalities entered the downturn in a position of

Management Review - continued
strength after years of growth that bolstered their financial condition. Additionally, the robust stimulus from policymakers and liquidity supplied by the US Federal Reserve had positive effects on the economy and flow of credit, and tax revenues have been more resilient than forecasted. Better-than-expected news on the efficacy of the COVID-19 vaccine bolstered the economic outlook and potential for fundamental improvement in the asset class in 2021. In the latter months of the period, technicals further fueled the rally as inflows in the first quarter of 2021 were the largest in any first quarter in history.
Valuations compressed from the extreme widening that occurred in March 2020. At the end of the period, spreads across much of the municipal market had returned to pre-selloff levels, suggestive of little potential for tightening from here. The same positive trends that drove the fundamental improvement of municipal credits have also caused US Treasury rates to rise, which negatively impacted municipal bond returns.
Factors Affecting Performance
Relative to the Bloomberg Barclays Municipal Bond Index, asset allocation was the largest contributor to relative performance. Specifically, from a sector perspective, the fund's greater-than-benchmark exposure to the industrial revenue sector aided relative returns. From a quality perspective, an out-of-benchmark exposure to non-rated and BB rated(r) bonds, and a greater exposure to BBB rated bonds, strengthened relative results. Favorable security selection within AA rated bonds, and within the housing sector, also benefited relative returns.
In contrast, the fund’s yield curve(y) positioning weakened relative performance. Although bond yields generally declined across all maturities, the fund’s greater exposure to the longer end of the municipal yield curve held back relative performance during the reporting period.
Respectfully,
Portfolio Manager(s)
Jason Kosty and Geoffrey Schechter
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 3/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 3/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	7.43%	3.65%	4.98%	N/A
B	12/29/86	6.63%	2.88%	4.20%	N/A
C	1/03/94	6.62%	2.88%	4.19%	N/A
I	8/01/11	7.70%	3.91%	N/A	4.80%
R6	8/01/17	7.78%	N/A	N/A	4.39%
A1	6/25/07	7.70%	3.91%	5.24%	N/A
B1	6/25/07	6.90%	3.13%	4.45%	N/A
Comparative benchmark(s)

Bloomberg Barclays Municipal Bond Index (f)	5.51%	3.49%	4.54%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	2.86%	2.75%	4.53%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	2.63%	2.52%	4.20%	N/A
C With CDSC (1% for 12 months) (v)	5.62%	2.88%	4.19%	N/A
A1 With Initial Sales Charge (4.25%)	3.12%	3.01%	4.79%	N/A
B1 With CDSC (Declining over six years from 4% to 0%) (v)	2.90%	2.78%	4.45%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Barclays Municipal Bond Index(a) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the

Performance Summary  - continued
accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
October 1, 2020 through March 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2020 through March 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/20	Ending Account Value 3/31/21	Expenses Paid During Period (p) 10/01/20-3/31/21
A	Actual	0.74%	$1,000.00	$1,031.50	$3.75
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,026.51	$7.53
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,027.62	$7.53
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,031.63	$2.48
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.41%	$1,000.00	$1,033.19	$2.08
	Hypothetical (h)	0.41%	$1,000.00	$1,022.89	$2.07
A1	Actual	0.49%	$1,000.00	$1,032.77	$2.48
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
B1	Actual	1.23%	$1,000.00	$1,027.79	$6.22
	Hypothetical (h)	1.23%	$1,000.00	$1,018.80	$6.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Portfolio of Investments
3/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer	Shares/Par	Value ($)
Municipal Bonds - 100.9%
Alabama - 1.8%
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2035	$300,000	$ 352,739
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2036	1,070,000	1,248,500
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2037	240,000	277,934
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2038	1,580,000	1,818,451
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2039	310,000	355,751
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2040	155,000	177,430
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.25%, 6/01/2025	835,000	861,829
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	6,570,000	7,134,578
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A-1”, 4%, 10/01/2049 (Put Date 10/01/2026)	4,945,000	5,738,730
Black Belt Energy Gas District, AL, Gas Prepay Rev., “B-1”, FLR, 0.977% (67% of LIBOR - 1mo. + 0.9%), 12/01/2048 (Put Date 12/01/2023)	20,175,000	20,326,978
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	785,000	885,381
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	1,175,000	1,005,424
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,655,000	1,162,029
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	2,370,000	1,171,013
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	4,495,000	2,079,292
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	310,000	317,505
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	455,000	509,838
Mobile, AL, General Obligation Warrants, “A”, 5%, 2/15/2030	3,130,000	3,817,543
Southeast Alabama Gas Supply District Rev. (Project No. 1), “A”, 4%, 4/01/2049 (Put Date 4/01/2024)	14,580,000	15,950,209
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032 (n)	7,460,000	8,290,710
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044 (n)	14,090,000	16,012,104
University of North Alabama, General Fee Rev., “B”, BAM, 5%, 11/01/2038	1,505,000	1,874,281

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
University of North Alabama, General Fee Rev., “B”, BAM, 5%, 11/01/2039	$620,000	$ 770,351
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2044	4,070,000	4,991,009
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	2,480,000	3,021,884
		$100,151,493
Alaska - 0.2%
Alaska Housing Finance Corp., Capital Project Bonds, “A”, 5%, 6/01/2027 (w)	$620,000	$ 771,713
Alaska Housing Finance Corp., Capital Project Bonds, “A”, 5%, 12/01/2027 (w)	1,000,000	1,259,397
Alaska Housing Finance Corp., Capital Project Bonds, “A”, 5%, 6/01/2028 (w)	1,315,000	1,670,187
Alaska Housing Finance Corp., Capital Project Bonds, “A”, 5%, 12/01/2028 (w)	1,365,000	1,752,256
Alaska Housing Finance Corp., Capital Project Bonds, “A”, 5%, 6/01/2029 (w)	1,025,000	1,324,521
Alaska Housing Finance Corp., Capital Project Bonds, “A”, 4%, 12/01/2029 (w)	1,830,000	2,235,184
Alaska Housing Finance Corp., Capital Project Bonds, “A”, 4%, 6/01/2030 (w)	1,100,000	1,349,196
		$10,362,454
Arizona - 2.2%
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	$370,000	$ 435,642
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	990,000	1,144,496
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,235,000	1,424,382
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.125%, 7/01/2037 (n)	1,000,000	1,118,723
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.25%, 7/01/2047 (n)	750,000	831,595
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037 (n)	95,000	107,581
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047 (n)	160,000	178,173
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051 (n)	425,000	472,250
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2037	1,000,000	1,166,938

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2047	$2,350,000	$ 2,688,947
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2052	1,870,000	2,134,772
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037 (n)	165,000	186,852
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047 (n)	165,000	183,741
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051 (n)	310,000	344,465
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children's Hospital), “A”, 5%, 2/01/2031	400,000	520,167
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children's Hospital), “A”, 5%, 2/01/2032	300,000	388,424
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children's Hospital), “A”, 5%, 2/01/2033	250,000	322,336
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children's Hospital), “A”, 5%, 2/01/2035	1,395,000	1,786,745
Arizona Industrial Development Authority Hospital Rev. (Phoenix Children's Hospital), “A”, 5%, 2/01/2040	290,000	365,894
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2036	1,100,000	1,282,635
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2038	600,000	695,006
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2039	750,000	865,694
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2040	800,000	920,040
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2045	1,015,000	1,152,714
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2050	1,385,000	1,567,833
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2043	1,875,000	1,888,708
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2054	3,070,000	2,978,365
Coconino County, AZ, Pollution Control Corp., “A”, 1.875%, 9/01/2032 (Put Date 3/31/2023)	2,605,000	2,673,254
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	1,965,000	2,066,151

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Sun Health Services), “A”, 5%, 11/15/2042	$3,000,000	$ 3,467,659
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Sun Health Services), “A”, 5%, 11/15/2048	4,000,000	4,600,014
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2038	675,000	784,366
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	465,000	531,698
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2034	170,000	190,370
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039	295,000	356,090
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039 (n)	860,000	987,398
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	545,000	645,074
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	460,000	517,754
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054	690,000	814,789
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054 (n)	2,050,000	2,299,511
Maricopa County, AZ, Industrial Development Authority Rev. (Banner Health), “A”, 5%, 1/01/2038	3,000,000	3,564,847
Phoenix, AZ, Civic Improvement Corp. Rental Car Facility Charge Rev., “A”, 5%, 7/01/2037	6,500,000	7,672,201
Phoenix, AZ, Civic Improvement Corp. Rental Car Facility Charge Rev., “A”, 5%, 7/01/2045	10,000,000	11,577,123
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	470,000	514,979
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	140,000	153,398
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045 (n)	570,000	615,742

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046 (n)	$340,000	$ 367,144
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	700,000	773,151
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	560,000	613,708
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	895,000	975,573
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035 (n)	840,000	906,367
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045 (n)	925,000	983,295
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046 (n)	610,000	662,544
Phoenix, AZ, Industrial Development Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), 0.18%, 12/01/2035 (Put Date 5/03/2021)	26,960,000	26,960,418
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2044	420,000	474,676
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2049	1,030,000	1,158,527
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2059	840,000	938,384
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2030	150,000	174,577
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2031	530,000	614,177

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2033	$285,000	$ 327,021
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2037	500,000	567,396
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2042	605,000	678,149
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037 (n)	1,075,000	1,092,302
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047 (n)	1,020,000	1,036,735
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052 (n)	550,000	558,701
Salt River, AZ, Agricultural Improvement & Power District, “A”, 5%, 1/01/2038	8,000,000	9,618,273
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 2.2%, 3/01/2028 (Put Date 6/03/2024)	2,150,000	2,255,475
		$122,922,129
Arkansas - 0.6%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$215,000	$ 221,878
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	435,000	450,157
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	45,000	46,331
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), 5%, 12/01/2047	905,000	1,097,864
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2026	4,465,000	5,385,815

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - continued
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2027	$4,690,000	$ 5,788,807
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2028	2,025,000	2,548,730
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2029	1,725,000	2,200,026
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2036	870,000	1,087,667
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2037	605,000	753,772
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2038	1,320,000	1,639,636
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2039	480,000	594,601
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2040	530,000	654,832
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2044	1,815,000	2,217,955
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-2”, 5%, 9/01/2044 (Put Date 9/01/2027)	1,500,000	1,795,207
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	1,665,000	1,955,281
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	435,000	481,131
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	4,995,000	2,236,388
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2042	1,520,000	1,695,426
		$32,851,504
California - 9.0%
San Diego County, CA, Regional Transportation Commission Sales Tax Rev., “A”, 5%, 10/01/2022	$8,335,000	$ 8,929,490
Alameda, CA, Corridor Transportation Authority Senior Lien Rev., “A”, AGM, 5%, 10/01/2028	985,000	1,089,242
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, ETM, 5%, 6/01/2025	3,960,000	4,695,543
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, ETM, 5%, 6/01/2026	4,145,000	5,071,840

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2032	$140,000	$ 182,557
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2035	190,000	228,604
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2037	305,000	363,864
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2038	130,000	154,600
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2039	165,000	195,653
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2046 (Prerefunded 11/15/2025)	2,530,000	3,048,316
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 8/15/2031 (Prerefunded 8/15/2021)	5,000,000	5,092,754
California Housing Finance Agency Municipal Certificates, “A”, 4%, 3/20/2033	5,118,251	5,932,520
California Housing Finance Agency Municipal Certificates, “X”, 0.796%, 11/20/2035 (i)	70,739,495	4,851,675
California Infrastructure & Economic Development Bank Refunding Rev. (Los Angeles County Museum of Art Project), “A”, 1.2%, 12/01/2050 (Put Date 6/01/2028)	7,940,000	7,827,302
California Infrastructure & Economic Development Bank Refunding Rev. (Los Angeles County Museum of Art Project), “B”, FLR, 0.75% (MUNIPSA + 0.70%), 12/01/2050 (Put Date 6/01/2026)	2,500,000	2,521,106
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	595,000	924,914
California Municipal Finance Authority Rev. (Channing House Project), “B”, 5%, 5/15/2047	1,500,000	1,773,991
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,750,000	2,008,255
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,510,000	1,736,737
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	4,890,000	5,572,102
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	235,000	265,771
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	2,150,000	2,372,827
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 10/01/2044 (Put Date 10/01/2029)	4,280,000	4,650,396

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 0.7%, 12/01/2044 (Put Date 12/01/2023)	$3,000,000	$ 3,025,339
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-1”, 0.2%, 11/01/2042 (Put Date 4/15/2021) (n)	3,875,000	3,875,075
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A-2”, 0.2%, 11/01/2042 (Put Date 4/15/2021) (n)	2,395,000	2,395,046
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 2.5%, 11/01/2038 (Put Date 5/01/2024)	3,795,000	4,017,739
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	260,000	301,418
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	510,000	584,251
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	510,000	576,226
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), “A”, 4%, 10/15/2026	415,000	475,558
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), “A”, 4%, 10/15/2027	400,000	464,215
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), “A”, 4%, 10/15/2028	360,000	421,088
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 8/01/2029 (w)	5,000,000	6,146,346
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 8/01/2030 (w)	9,000,000	11,215,830
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 2/01/2031 (w)	7,845,000	10,177,833
California Public Works Board Lease Rev. (Various Capital Projects), “A”, 5%, 2/01/2032 (w)	8,055,000	10,644,012
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/2038	9,180,000	10,227,555
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/2033	9,250,000	10,585,743
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024 (n)	560,000	618,943
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025 (n)	585,000	659,719

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030 (n)	$505,000	$ 576,637
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045 (n)	1,340,000	1,497,406
California Statewide Communities Development Authority Insured Rev. (Viamonte Senior Living 1 Project), “A”, 3.5%, 7/01/2034	795,000	876,171
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2034	1,000,000	1,223,889
California Statewide Communities Development Authority Rev. (Adventist Health System/West), “A”, 5%, 3/01/2035	1,475,000	1,801,596
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3%, 11/01/2022 (n)	725,000	736,843
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3.5%, 11/01/2027 (n)	3,930,000	4,244,387
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2032 (n)	485,000	562,519
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041 (n)	955,000	1,084,600
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	55,000	57,948
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	190,000	205,044
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	645,000	727,957
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	2,645,000	2,929,415
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046 (n)	5,455,000	6,079,506
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056 (n)	990,000	1,108,726
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2058	7,400,000	8,692,863
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029 (n)	620,000	644,878

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039 (n)	$475,000	$ 492,303
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049 (n)	1,795,000	1,838,372
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052 (n)	780,000	798,847
California Statewide Communities Development Authority, Essential Housing Rev. (Jefferson-Anaheim), “A-2”, 3.125%, 8/01/2056 (n)	3,920,000	3,618,543
CSCDA Community Improvement Authority, California Essential Housing Rev. (Renaissance at City Center), “A”, 5%, 7/01/2051 (n)	2,297,637	2,649,652
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2030	4,495,000	3,804,735
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2031	4,015,000	3,298,544
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2033	2,785,000	2,156,832
Foothill-De Anza, CA, Community College District, Capital Appreciation, NPFG, 0%, 8/01/2034	21,410,000	16,464,044
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2034	3,000,000	3,506,418
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	2,070,000	2,107,374
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.25%, 6/01/2047	880,000	913,205
Hastings Campus Housing Finance Authority Rev., “A”, 5%, 7/01/2061 (n)	8,590,000	9,693,237
Hastings Campus Housing Finance Authority Rev., Convertible Capital Appreciation, “B”, 0% to 7/01/2035, 6.75% to 7/01/2061 (n)	12,210,000	6,542,354
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	2,620,000	2,913,415
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2036 (Prerefunded 5/15/2022)	640,000	680,612
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	480,000	535,371
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2034	480,000	509,801

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2044	$820,000	$ 866,559
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2033	1,315,000	1,715,990
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2034	1,370,000	1,780,243
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2035	2,160,000	2,796,633
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2036	1,710,000	2,205,371
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2037	2,210,000	2,839,120
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2038	1,870,000	2,392,693
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2039	2,010,000	2,561,610
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2040	2,100,000	2,667,314
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2041	2,255,000	2,854,931
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2028	1,000,000	1,194,763
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	465,000	567,547
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	825,000	1,001,941
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	1,030,000	1,247,295
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5.25%, 5/15/2038	1,770,000	2,178,277
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	3,605,000	4,298,949
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2038	4,040,000	4,778,111
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	6,435,000	7,587,806
Merced, CA, Union High School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2030	580,000	492,751
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2041	6,500,000	7,006,303

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2046	$2,000,000	$ 2,145,776
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2023, 5.875% to 8/01/2028	1,860,000	2,178,612
Oceanside, CA, Unified School District, Capital Appreciation, AGM, 0%, 8/01/2030	4,335,000	3,703,372
Oceanside, CA, Unified School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2027	1,735,000	1,610,710
Oceanside, CA, Unified School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2029	3,520,000	3,098,052
Oceanside, CA, Unified School District, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2027	195,000	182,967
Oceanside, CA, Unified School District, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2029	395,000	354,034
Oceanside, CA, Unified School District, Capital Appreciation, ETM, AGM, 0%, 8/01/2024	350,000	344,241
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,640,000	1,850,662
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2024	1,700,000	1,919,982
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2025	4,800,000	5,590,499
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2026	2,750,000	3,293,743
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2027	2,750,000	3,368,101
Port of Oakland, CA, Intermediate Lien Refunding Rev., “H”, 5%, 5/01/2028	875,000	1,089,177
Port of Oakland, CA, Rev., “P”, 5%, 5/01/2033	10,815,000	11,272,557
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 2%, 6/01/2029	2,015,000	2,053,456
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 5.25%, 6/01/2039 (Prerefunded 6/01/2023)	4,655,000	5,161,435
Sacramento County, CA, Airport System Rev., “A”, 5%, 7/01/2041	10,000,000	11,809,342
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2041	6,000,000	7,085,605
Sacramento, CA, Municipal Utility District Electric Rev., “X”, 5%, 8/15/2028 (Prerefunded 8/15/2021)	835,000	849,582

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Sacramento, CA, Municipal Utility District Electric Rev., “X”, 5%, 8/15/2028	$2,435,000	$ 2,476,831
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2024	500,000	551,623
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2025	1,500,000	1,653,447
San Diego County, CA, Regional Transportation Commission Sales Tax Rev., “A”, 3%, 10/01/2022	8,335,000	8,681,785
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2028	6,000,000	6,299,607
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 1/01/2047	1,230,000	1,467,753
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2038	4,300,000	5,278,659
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2039	4,900,000	5,995,288
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2040	2,285,000	2,788,061
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	340,000	375,764
San Francisco, CA, Hastings Campus Housing Finance Authority, Campus Housing Rev., “A”, 5%, 7/01/2045 (n)	6,795,000	7,777,920
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	7,570,000	7,572,161
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NPFG, 0%, 9/01/2026	5,100,000	4,857,363
State of California, AGM, 5.25%, 8/01/2032	9,160,000	12,732,078
State of California, Various Purpose General Obligation, 5.25%, 10/01/2028	2,965,000	3,039,066
State of California, Various Purpose General Obligation, 5%, 12/01/2028	10,000,000	12,979,116
State of California, Various Purpose General Obligation, 5%, 12/01/2029	2,250,000	2,976,627
State of California, Various Purpose General Obligation, 5%, 12/01/2031	45,000	54,569
State of California, Various Purpose General Obligation, 5%, 12/01/2032	1,750,000	2,119,180
State of California, Various Purpose General Obligation, 5%, 12/01/2034	1,345,000	1,618,931
State of California, Various Purpose General Obligation, 5%, 4/01/2045	9,730,000	12,090,402
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2024	4,365,000	4,571,139

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
State of California, Various Purpose General Obligation Refunding, 5%, 8/01/2029	$5,000,000	$ 6,114,338
State of California, Various Purpose General Obligation Refunding, 5%, 12/01/2030	500,000	672,163
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2031	3,180,000	4,298,476
State of California, Various Purpose General Obligation Refunding, 5%, 9/01/2034	9,000,000	10,924,657
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2045	950,000	1,162,126
Transbay Joint Powers Authority, CA, Senior Tax Allocation, “A”, 5%, 10/01/2049	865,000	1,053,576
University of California Regents, Limited Project Rev., “S”, 5%, 5/15/2029 (w)	4,000,000	4,956,930
University of California Regents, Limited Project Rev., “S”, 5%, 5/15/2030 (w)	3,000,000	3,779,693
University of California Regents, Limited Project Rev., “S”, 5%, 5/15/2031 (w)	3,000,000	3,837,646
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, AGM, 0%, 8/01/2029	3,440,000	2,997,794
		$511,226,920
Colorado - 4.5%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2027	$57,000	$ 66,098
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2028	92,000	115,090
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2028	55,000	63,490
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2029	92,000	116,836
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2029	55,000	63,216
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2030	96,000	121,128
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2030	13,000	14,897
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2031	101,000	126,868
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2031	59,000	67,470
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2032	110,000	137,608

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2032	$70,000	$ 79,895
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2033	110,000	137,065
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2034	125,000	155,315
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2035	44,000	54,505
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2050	527,000	630,515
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation, 5%, 12/01/2034	2,535,000	3,098,299
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation, 5%, 12/01/2035	5,000,000	6,095,643
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), 5%, 12/01/2031	1,725,000	1,934,231
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2038	1,020,000	1,131,392
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	195,000	213,042
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	740,000	794,930
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	605,000	646,788
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	545,000	568,547
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	490,000	548,580
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	495,000	550,318
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	910,000	982,346
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 5%, 12/01/2038	1,335,000	1,614,449
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 4%, 12/01/2048	3,440,000	3,805,413
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 5%, 11/15/2031	1,855,000	2,059,560
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	305,000	364,692
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	365,000	429,141

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	$385,000	$ 451,239
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (American Academy Project), 5%, 12/01/2040	3,555,000	4,387,976
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (American Academy Project), 5%, 12/01/2050	18,125,000	21,963,233
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (American Academy Project), 5%, 12/01/2055	1,450,000	1,750,127
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Pinnacle Charter School, Inc. Project), “A”, 4%, 12/01/2036	1,370,000	1,609,186
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Pinnacle Charter School, Inc. Project), “A”, 4%, 12/01/2041	1,670,000	1,929,884
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Prospect Ridge Academy Project), “A”, 5%, 3/15/2040	1,750,000	2,170,782
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Prospect Ridge Academy Project), “A”, 5%, 3/15/2050	3,590,000	4,379,941
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Prospect Ridge Academy Project), “A”, 5%, 3/15/2055	5,295,000	6,435,848
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2035	530,000	666,410
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2040	785,000	971,303
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2050	3,225,000	3,928,099
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2050	485,000	542,914
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2055	875,000	975,586
Colorado Health Facilities Authority Rev. (Adventist System/Sunbelt Obligated Group), “A”, 5%, 11/15/2041	10,000,000	11,651,311

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2037	$2,375,000	$ 2,938,966
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043 (Prerefunded 6/01/2023)	1,195,000	1,333,817
Colorado Health Facilities Authority Rev. (Sanford Health), “A”, 5%, 11/01/2039	9,400,000	11,861,542
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 4%, 1/01/2036	1,185,000	1,397,206
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 4%, 1/01/2037	9,250,000	10,867,122
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 5%, 1/01/2044	4,620,000	5,104,924
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2038	3,200,000	3,750,425
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2043	4,685,000	5,419,796
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2032	1,015,000	1,298,263
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2033	1,000,000	1,271,574
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 5%, 10/01/2034	1,040,000	1,315,954
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2035	760,000	883,902
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2037	450,000	519,544
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2038	350,000	402,827
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2039	350,000	401,713
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2040	300,000	343,378
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	2,160,000	2,351,889
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, “C”, 4.75%, 5/01/2049 (u)	5,255,000	5,887,987
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class III, “H”, 4.25%, 11/01/2049	6,365,000	7,125,805
Colorado Housing and Finance Authority, Single Family Mortgage, “B”, GNMA, 3%, 5/01/2051	10,745,000	11,737,937

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2030	$235,000	$ 299,155
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2030	165,000	211,657
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2031	285,000	368,512
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2031	235,000	303,092
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 1/15/2032	380,000	488,997
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 5%, 7/15/2032	380,000	487,889
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 1/15/2033	355,000	423,133
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2033	355,000	429,673
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2034	710,000	841,058
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2036	590,000	692,940
Colorado Regional Transportation District, Private Activity Rev. (Denver Transit Partners Eagle P3 Project), “A-B”, 4%, 7/15/2038	425,000	495,282
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2036	2,755,000	3,300,496
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2040	10,000,000	11,891,171
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2025	3,000,000	3,509,487
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2041	1,500,000	1,792,646
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/2028 (Prerefunded 11/15/2022)	1,930,000	2,076,653

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Denver, CO, City & County School District No. 1, 5%, 12/01/2024 (Prerefunded 12/01/2021)	$10,000,000	$ 10,321,698
Denver, CO, City & County School District No. 1, 5%, 12/01/2033	5,000,000	6,645,224
Denver, CO, City & County School District No. 1, 5%, 12/01/2034	8,750,000	11,592,756
Denver, CO, City & County School District No. 1, 4%, 12/01/2035	3,750,000	4,614,632
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	965,000	1,102,725
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,635,000	1,848,166
Denver, CO, Health & Hospital Authority Rev., “A”, 4%, 12/01/2038	785,000	894,919
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	1,210,000	1,305,437
E-470 Public Highway Authority Rev., CO, “A”, 5%, 9/01/2040	930,000	1,040,219
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2030	1,470,000	1,767,898
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2031	1,660,000	1,989,381
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2032	1,755,000	2,096,893
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2033	1,760,000	2,096,534
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2034	1,445,000	1,717,845
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2035	1,630,000	1,932,916
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NPFG, 5%, 12/01/2045	5,280,000	6,008,236
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	1,215,000	1,520,208
University of Colorado, Enterprise Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	4,220,000	4,252,217
		$257,175,522

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - 0.9%
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2025	$2,990,000	$ 3,350,142
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	4,230,000	4,624,248
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “B-2”, 2.75%, 1/01/2026 (n)	310,000	312,522
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “B-2”, 4%, 11/15/2032	335,000	340,732
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 3.5%, 11/15/2045	1,230,000	1,289,685
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	420,000	429,799
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2028	4,290,000	5,227,068
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2029	2,375,000	2,875,109
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2030	2,355,000	2,838,167
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2031	2,015,000	2,419,977
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	8,245,000	8,450,255
New Haven, CT, General Obligation, “A”, AGM, 5%, 8/15/2032	1,000,000	1,180,842
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2028	4,595,000	4,734,866
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2029	4,595,000	4,733,629
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2030	4,615,000	4,753,611
West Haven, CT, General Obligation , BAM, 4%, 3/15/2035	925,000	1,051,347
West Haven, CT, General Obligation , BAM, 4%, 3/15/2040	750,000	839,364
		$49,451,363
Delaware - 0.1%
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2036	$235,000	$ 265,034
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2046	475,000	526,376
Delaware Economic Development Authority, Exempt Facility Refunding Rev. (NRG Energy Project), “A”, 1.25%, 10/01/2045 (Put Date 10/01/2025)	5,600,000	5,572,489
		$6,363,899

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - 0.2%
District of Columbia Rev. (Kipp D.C. Charter School), “A”, 6%, 7/01/2043 (Prerefunded 7/01/2023)	$1,450,000	$ 1,635,674
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	3,435,000	3,441,805
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	4,505,000	4,506,887
District of Columbia University Rev. (Georgetown University), 5%, 4/01/2035	3,000,000	3,530,998
		$13,115,364
Florida - 2.8%
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2035	$1,005,000	$ 1,260,372
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2036	1,705,000	2,130,812
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), “B-1”, 5%, 12/01/2037	2,225,000	2,772,257
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	20,000	20,379
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.375%, 5/01/2030	1,045,000	1,160,561
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.5%, 5/01/2033	485,000	539,165
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,405,000	1,563,818
Broward County, FL, Airport System Rev., 5%, 10/01/2042	1,085,000	1,276,316
Broward County, FL, Airport System Rev., “A”, 5%, 10/01/2038	3,000,000	3,663,673
Broward County, FL, Airport System Rev., “A”, 5%, 10/01/2039	4,500,000	5,482,046
Broward County, FL, Airport System Rev., “A”, 5%, 10/01/2044	3,500,000	4,216,763
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	100,000	106,505
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	625,000	674,912
Capital Trust Agency, FL, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 4%, 8/01/2030	105,000	118,082
Capital Trust Agency, FL, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 5%, 8/01/2040	155,000	183,096
Capital Trust Agency, FL, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 5%, 8/01/2055	485,000	561,966

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Capital Trust Agency, FL, Rev. (Aero Miami FX LLC), “A”, 5.35%, 7/01/2029	$8,235,000	$ 8,262,670
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	4,125,000	4,411,574
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035 (a)(d)(z)	100,000	61,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035 (a)(d)(z)	835,000	509,350
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044 (a)(d)(z)	1,265,000	771,650
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049 (a)(d)(z)	180,000	109,800
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2029	1,350,000	1,530,745
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2030	1,420,000	1,603,406
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2036	585,000	666,612
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	2,270,000	2,588,637
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 4%, 9/15/2030 (n)	220,000	235,197
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 5%, 9/15/2040 (n)	500,000	552,027
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 5%, 9/15/2050 (n)	985,000	1,073,716
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2035	150,000	164,242
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2045	280,000	298,481
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2055	395,000	417,573
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037 (n)	305,000	326,409
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047 (n)	1,180,000	1,250,511

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2031	$935,000	$ 1,144,819
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2032	755,000	918,531
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2033	550,000	665,811
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2034	1,070,000	1,286,148
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2035	595,000	712,160
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2036	815,000	972,720
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2037	1,140,000	1,246,325
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2038	1,575,000	1,716,915
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2039	1,880,000	2,043,471
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2044	2,040,000	2,187,132
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033 (n)	550,000	639,364
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038 (n)	680,000	791,271
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048 (n)	1,230,000	1,425,054
Florida Housing Finance Corp., Homeowner Mortgage Rev. (Special Program), “B”, 3%, 7/01/2045	910,000	933,095
Florida Housing Finance Corp., Homeowner Mortgage Rev., “1”, 4%, 7/01/2049 (u)	4,520,000	4,925,046
Florida Housing Finance Corp., Homeowner Mortgage Rev., “1”, GNMA, 3%, 1/01/2052	7,000,000	7,676,361
Florida Mid-Bay Bridge Authority Rev., “A”, 5%, 10/01/2035	3,250,000	3,706,138
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 5/01/2037	1,105,000	924,116
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053 (n)	570,000	658,375
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2034	1,935,000	2,188,808
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	130,000	135,165
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	120,000	128,027

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	$185,000	$ 195,300
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	605,000	667,599
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2039	2,000,000	2,198,095
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2030	240,000	314,074
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2031	995,000	1,293,490
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2032	420,000	543,152
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 5%, 10/01/2033	1,300,000	1,672,617
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2034	760,000	904,747
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2035	760,000	901,867
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2036	945,000	1,117,094
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2037	945,000	1,113,190
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2038	1,065,000	1,250,614
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2039	795,000	930,968
Miami-Dade County, FL, Aviation Refunding Rev., “A”, 4%, 10/01/2041	710,000	826,496
Miami-Dade County, FL, Health Facilities Authority Hospital Rev., Unrefunded Balance, 6.125%, 8/01/2042	595,000	597,054
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Cabana Club Apartments), 1.4%, 4/01/2023 (Put Date 4/01/2022)	2,155,000	2,166,290
Miami-Dade County, FL, Housing Finance Authority Multi-Family Rev. (Platform 3750), GNMA, 0.25%, 8/01/2024 (Put Date 8/01/2023)	3,870,000	3,872,407
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	6,920,000	7,161,071
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	280,000	292,986
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	135,000	139,777

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	$230,000	$ 238,138
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	5,785,000	6,748,756
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	495,000	611,432
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2044	750,000	916,324
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2049	1,040,000	1,262,668
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2035	550,000	361,225
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2036	660,000	416,483
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2037	250,000	151,599
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2038	770,000	448,838
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2039	920,000	515,276
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2040	985,000	528,946
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2041	1,095,000	564,002
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2042	880,000	434,472
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Baptist Health South Florida Obligated Group), 4%, 8/15/2049	9,785,000	11,107,661
Palm Beach County, FL, Health Facilities Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “B”, 5%, 11/15/2042	890,000	1,059,529
Palm Beach County, FL, Health Facilities Authority Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	430,000	462,055

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), “B-2”, 2.625%, 6/01/2025	$3,390,000	$ 3,421,280
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	685,000	757,442
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	885,000	976,843
St. John's County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027 (a)(d)	125,000	87,500
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	52,264	31,358
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	245,000	270,016
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	225,000	245,423
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	485,000	530,642
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	1,455,000	1,596,779
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2034	1,430,000	995,623
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2035	785,000	523,817
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2036	1,210,000	772,554
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2037	570,000	347,678
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2038	785,000	456,613
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2039	785,000	435,369

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2040	$1,070,000	$ 562,111
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2041	475,000	238,008
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2042	475,000	226,901
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2038	310,000	356,225
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2039	310,000	355,194
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2040	475,000	593,934
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2045	1,665,000	1,877,304
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2050	3,380,000	4,154,147
		$161,388,228
Georgia - 3.2%
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2035	$7,450,000	$ 8,567,516
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2037	4,000,000	4,569,550
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2039	5,000,000	5,681,247
Atlanta, GA, Airport Passenger Facility Charge and Subordinate Lien Rev., “D”, 4%, 7/01/2040	2,250,000	2,550,750
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2025	1,415,000	1,465,154
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2026	800,000	828,356
Atlanta, GA, Airport Rev., “B”, 5%, 7/01/2044	9,800,000	11,891,125
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “A”, 4%, 1/01/2036 (w)	395,000	451,737
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “A”, 4%, 1/01/2054 (w)	2,145,000	2,378,583
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 3.625%, 1/01/2031 (n)(w)	1,320,000	1,349,122
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 5%, 1/01/2036 (n)(w)	1,155,000	1,288,695
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 5%, 1/01/2054 (n)(w)	3,295,000	3,592,062

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2044	$855,000	$ 955,379
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 2.25%, 10/01/2032 (Put Date 5/25/2023)	5,115,000	5,304,898
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 1.5%, 1/01/2040 (Put Date 2/03/2025)	5,045,000	5,144,550
Clayton County, GA, Development Authority, Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	1,208,713	1,216,242
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	650,000	719,970
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,140,000	1,251,015
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2031	300,000	387,856
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2032	335,000	399,565
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2033	190,000	225,635
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2034	345,000	408,020
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2036	310,000	364,403
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2037	325,000	411,009
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2038	335,000	422,433
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2039	300,000	349,238
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2040	205,000	257,170
Coweta County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5%, 7/01/2044	9,425,000	11,676,815
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2028	5,285,000	5,412,258
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2029	1,415,000	1,449,072
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2030	4,345,000	4,449,624

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2041	$3,910,000	$ 4,003,171
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), “A”, 4%, 4/01/2050	3,395,000	3,855,782
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 4%, 12/01/2047	2,090,000	2,248,160
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	435,000	453,157
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	4,545,000	4,739,370
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2026	845,000	1,043,023
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	1,740,000	2,233,077
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2043	1,865,000	2,208,234
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, FLR, 0.823% (67% of LIBOR - 1mo. + 0.75%), 4/01/2048 (Put Date 9/01/2023)	10,315,000	10,370,493
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “A”, 5%, 5/15/2031	5,760,000	7,154,224
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “B”, 4%, 8/01/2049 (Put Date 12/02/2024)	6,390,000	7,111,659
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “C”, 4%, 3/01/2050 (Put Date 9/01/2026)	20,295,000	23,390,193
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2056	1,940,000	2,290,704
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2063	1,945,000	2,290,575
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/2026	3,065,000	3,292,434
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2035	305,000	347,766
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2036	335,000	380,543
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2037	230,000	259,930
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5%, 2/15/2042	4,000,000	4,701,522

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5%, 2/15/2045	$5,000,000	$ 5,846,475
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5.5%, 8/15/2054	4,215,000	4,821,447
Monroe County, GA, Development Authority Pollution Control Rev. (Oglethorpe Power Corp. Scherer Project), “A”, 1.5%, 1/01/2039 (Put Date 2/03/2025)	3,750,000	3,823,997
		$182,284,985
Guam - 0.1%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$545,000	$ 562,379
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	370,000	374,172
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	6,060,000	7,283,326
		$8,219,877
Hawaii - 0.2%
Hawaii Harbor System Rev., “A”, 4%, 7/01/2033	$475,000	$ 559,997
Hawaii Harbor System Rev., “A”, 4%, 7/01/2034	415,000	487,410
Hawaii Harbor System Rev., “A”, 4%, 7/01/2035	295,000	345,498
Hawaii Harbor System Rev., “A”, 4%, 7/01/2036	30,000	35,005
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	1,380,000	1,423,929
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	850,000	877,344
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2022)	3,695,000	3,828,972
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2031	1,380,000	1,427,444
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2032	920,000	951,489
		$9,937,088
Illinois - 10.3%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$9,190,000	$ 8,983,522
Chicago, IL, Board of Education, 5%, 12/01/2042	4,045,000	4,193,168
Chicago, IL, Board of Education (School Reform), “A”, NPFG, 5.25%, 12/01/2023	6,805,000	7,387,503
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2022	1,405,000	1,385,688

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2023	$1,205,000	$ 1,172,320
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2028	9,895,000	8,429,307
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2029	3,290,000	2,703,486
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2030	1,430,000	1,133,562
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2022	3,410,000	3,363,130
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2023	14,590,000	14,194,316
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2026	3,405,000	3,096,842
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2028	3,895,000	3,318,055
Chicago, IL, Board of Education, “A”, 5.5%, 12/01/2039	105,000	107,367
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	270,000	313,937
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	220,000	261,034
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2036	1,010,000	1,166,617
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2037	1,005,000	1,156,914
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	1,785,000	2,035,216
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	2,495,000	2,825,101
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	15,110,000	18,034,702
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2025	2,505,000	2,994,952
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2026	970,000	1,191,169
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2027	2,455,000	3,086,579
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2028	1,165,000	1,491,592
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2029	775,000	1,007,369
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2030	580,000	766,962

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2031	$1,550,000	$ 2,085,551
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	2,760,000	3,426,703
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2031	5,300,000	6,532,396
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	4,540,000	5,556,897
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2029	310,000	384,610
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2030	200,000	246,692
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2031	200,000	245,701
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2032	200,000	244,797
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2033	180,000	219,534
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2034	175,000	212,199
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	130,000	157,202
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	1,205,000	1,406,897
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	3,245,000	3,769,300
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	3,675,000	4,188,549
Chicago, IL, Capital Appreciation “A”, NPFG, 0%, 1/01/2027	1,490,000	1,334,139
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NPFG, 0%, 1/01/2026	9,690,000	8,914,230
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NPFG, 0%, 1/01/2027	1,820,000	1,629,620
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	745,000	841,564
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	3,885,000	4,492,016
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	2,660,000	3,138,202

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, General Obligation, “A”, 5%, 1/01/2028	$605,000	$ 726,203
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2028	6,375,000	6,970,175
Chicago, IL, General Obligation, “A”, 5%, 1/01/2029	7,090,000	8,632,062
Chicago, IL, General Obligation, “A”, 5%, 1/01/2031	625,000	764,530
Chicago, IL, General Obligation, “A”, 5%, 1/01/2032	265,000	322,867
Chicago, IL, General Obligation, “A”, 5%, 1/01/2036	1,110,000	1,193,711
Chicago, IL, General Obligation, “A”, 5%, 1/01/2039	1,820,000	2,136,801
Chicago, IL, General Obligation, “A”, 5%, 1/01/2040	350,000	410,091
Chicago, IL, General Obligation, “A”, 5%, 1/01/2044	6,715,000	7,794,403
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2049	6,995,000	8,355,441
Chicago, IL, General Obligation, “A”, AGM, 5.25%, 1/01/2031	1,000,000	1,080,146
Chicago, IL, General Obligation, “C”, 5%, 1/01/2024	2,240,000	2,301,953
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2033	935,000	1,050,126
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/2029	9,145,000	9,437,539
Chicago, IL, Midway Airport Rev., Second Lien, “A”, BAM, 5%, 1/01/2031	1,525,000	1,690,750
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	745,000	901,006
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	1,850,000	2,177,665
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	5,900,000	6,887,442
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	945,000	1,018,462
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	470,000	506,281
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,890,000	2,041,639
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	3,315,000	3,914,084
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	2,735,000	3,159,453
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2029 (Prerefunded 12/01/2021)	1,755,000	1,814,333
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031 (Prerefunded 12/01/2021)	655,000	677,144
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2040 (Prerefunded 12/01/2021)	4,685,000	4,843,390
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., “A”, 5%, 12/01/2045	1,840,000	2,243,019
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., “A”, 5%, 12/01/2055	1,695,000	2,060,324

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Cook County, IL, Community College District No. 508 (City Colleges), BAM, 5%, 12/01/2047	$9,665,000	$ 11,232,015
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2031	1,705,000	2,214,260
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2032	1,120,000	1,449,174
Cook County, IL, General Obligation Refunding, “A”, 5%, 11/15/2033	1,100,000	1,416,006
Cook County, IL, General Obligation Refunding, “C”, AGM, 5%, 11/15/2025	3,000,000	3,219,538
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2030	840,000	1,108,604
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2031	1,050,000	1,381,097
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2032	615,000	805,302
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2035	780,000	1,010,361
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2036	660,000	850,321
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2037	805,000	1,032,025
Cook County, IL, Sales Tax Rev., “A”, 5%, 11/15/2038	1,095,000	1,398,352
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2039	1,400,000	1,637,723
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2040	1,285,000	1,498,853
Cook County, IL, Sales Tax Rev., “A”, 4%, 11/15/2041	1,015,000	1,180,102
DuPage County, IL, Carol Stream Park District, “C”, BAM, 4%, 11/01/2027	200,000	234,981
DuPage County, IL, Carol Stream Park District, “C”, BAM, 3%, 11/01/2032	1,250,000	1,365,140
Granite City, IL, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 2.45%, 5/01/2027 (Put Date 5/03/2021)	1,475,000	1,477,544
Illinois Finance Authority Rev. (Advocate Health Care Network), “A-1”, 4%, 11/01/2030	4,410,000	4,956,609
Illinois Finance Authority Rev. (Advocate Health Care Network), “A-2”, 4%, 11/01/2030	4,410,000	4,955,768
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,310,000	2,724,037
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,315,000	2,724,762
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033 (Prerefunded 5/15/2023)	275,000	300,611
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033	1,905,000	1,980,980
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043 (Prerefunded 5/15/2023)	190,000	209,192
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043	1,310,000	1,364,035

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (McKinley Foundation), “A”, 5.125%, 11/01/2055 (n)	$3,205,000	$ 3,238,703
Illinois Finance Authority Rev. (McKinley Foundation), “B”, 7%, 11/01/2037 (n)	990,000	988,373
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2046	9,235,000	10,852,010
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	1,035,000	1,237,247
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	1,535,000	1,812,629
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	6,315,000	6,858,632
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	510,000	580,736
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	1,040,000	1,178,138
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	820,000	929,094
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	795,000	899,659
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “A”, 5%, 3/01/2047	10,000,000	11,563,392
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	140,000	166,577
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 10/01/2028 (w)	2,045,000	2,589,612
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 10/01/2031 (w)	4,000,000	5,304,733
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2044	420,000	506,371
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2049	525,000	629,210
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2051	420,000	502,555
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	770,000	798,208
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 4%, 10/01/2040	2,180,000	2,461,484

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	$490,000	$ 540,752
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	980,000	1,073,673
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	490,000	535,954
Illinois Finance Authority, Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	4,210,000	4,271,541
Illinois Finance Authority, Water Facilities Refunding Rev. (American Water Capital Corp. Project), 2.45%, 10/01/2039 (Put Date 10/01/2029)	7,000,000	7,418,433
Illinois Finance Authority, Water Facilities Refunding Rev. (American Water Capital Corp. Project), 0.7%, 5/01/2040 (Put Date 9/01/2023)	1,850,000	1,847,518
Illinois Housing Development Authority Rev., “A”, 3.87%, 11/15/2035 (z)	7,967,205	9,162,764
Illinois Housing Development Authority Rev., “A”, 4.5%, 10/01/2048	6,270,000	7,052,632
Illinois Housing Development Authority Rev., “A”, GNMA, 3%, 4/01/2051	3,735,000	4,092,533
Illinois Housing Development Authority Rev., “B”, 3.87%, 11/15/2035 (z)	3,249,208	3,736,784
Illinois Housing Development Authority Rev., “C”, 3.87%, 11/15/2035 (z)	3,242,283	3,728,820
Illinois Housing Development Authority Rev., “D”, 3.87%, 11/15/2035 (z)	2,958,577	3,402,541
Illinois Housing Development Authority Rev., “E”, 3.87%, 11/15/2035 (z)	2,036,058	2,341,589
Illinois Housing Development Authority, Multi-Family Housing Rev. (Century Woods), FHLMC, 1.9%, 10/01/2022 (Put Date 10/01/2021)	2,230,000	2,248,549
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	4,455,000	4,492,474
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	10,615,000	10,712,203
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2029	120,000	146,855
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2030	155,000	188,297
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	1,800,000	2,123,376

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	$3,995,000	$ 4,825,871
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	3,720,000	4,585,214
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	755,000	945,745
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	1,750,000	2,224,963
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	1,635,000	2,023,757
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	2,185,000	2,710,838
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	1,050,000	1,197,047
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	615,000	699,074
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	1,050,000	1,195,144
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	1,770,000	1,980,094
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2028	815,000	1,012,936
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	1,020,000	1,288,476
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2030	610,000	764,556
Illinois Toll Highway Authority Rev., “A”, 5%, 12/01/2022	5,000,000	5,392,120
Kane County, IL, East Aurora School District No. 131, “A”, AGM, 4%, 12/01/2033	250,000	291,634
Kane County, IL, East Aurora School District No. 131, “A”, AGM, 4%, 12/01/2036	250,000	289,122
Kane County, IL, East Aurora School District No. 131, “A”, AGM, 4%, 12/01/2039	820,000	941,125
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2035	1,875,000	2,088,645
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2040	1,210,000	1,333,759
Macon County, IL, Decatur School District No. 61 General Obligation School Rev., “C”, AGM, 4%, 1/01/2045	1,515,000	1,653,859
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2028	765,000	911,126
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2029	785,000	934,946

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Metropolitan Pier & Exposition Authority Refunding Rev. (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2026	$2,400,000	$ 2,254,422
Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), “A”, BAM, 5%, 6/15/2042	4,550,000	4,688,224
Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), Capital Appreciation, “A”, AGM, 0%, 12/15/2056	5,110,000	1,645,990
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place Expansion Project), NPFG, 5.5%, 6/15/2029	5,725,000	6,585,340
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2036	620,000	706,776
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2038	700,000	792,681
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2040	665,000	749,082
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2041	315,000	353,769
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,690,000	1,828,012
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	1,390,000	1,509,518
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	1,130,000	1,175,937
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	1,125,000	1,165,003
State of Illinois, 5%, 2/01/2025	2,600,000	2,971,597
State of Illinois, 5%, 1/01/2028	425,000	436,288
State of Illinois, 5%, 5/01/2028	870,000	958,157
State of Illinois, 5.25%, 7/01/2028	2,530,000	2,733,507
State of Illinois, 5%, 11/01/2028	2,005,000	2,346,927
State of Illinois, 5%, 2/01/2029	2,180,000	2,550,085
State of Illinois, 4.125%, 11/01/2031	1,720,000	1,892,720
State of Illinois, 4.5%, 11/01/2039	1,895,000	2,064,188
State of Illinois, AGM, 5%, 4/01/2024	5,000,000	5,398,295
State of Illinois, AGM, 5%, 2/01/2027	1,465,000	1,611,609
State of Illinois, AGM, 4%, 2/01/2030	720,000	805,175
State of Illinois, NPFG, 6%, 11/01/2026	7,230,000	8,741,125
State of Illinois, “A”, 5%, 11/01/2027	9,820,000	11,780,013
State of Illinois, “A”, 5%, 11/01/2028	13,010,000	15,808,882
State of Illinois, “A”, 5%, 4/01/2036	1,705,000	1,797,060
State of Illinois, “A”, 5%, 12/01/2024	425,000	483,694

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, “P“, ETM, 6.5%, 6/15/2022	$1,360,000	$ 1,403,268
State of Illinois, General Obligation, 4.875%, 5/01/2021	845,000	847,680
State of Illinois, General Obligation, 5.5%, 5/01/2039	1,660,000	2,042,265
State of Illinois, General Obligation, 5.75%, 5/01/2045	1,545,000	1,921,895
State of Illinois, General Obligation, ”A“, 5%, 3/01/2024	2,000,000	2,230,527
State of Illinois, General Obligation, ”A“, 5%, 3/01/2025	2,500,000	2,862,705
State of Illinois, General Obligation, ”A“, 5%, 3/01/2026	2,500,000	2,926,304
State of Illinois, General Obligation, ”B“, 5%, 3/01/2024	3,500,000	3,903,423
State of Illinois, General Obligation, ”B“, 5%, 3/01/2025	4,000,000	4,580,328
State of Illinois, General Obligation, ”B“, 5%, 3/01/2026	3,250,000	3,804,195
State of Illinois, General Obligation, ”C“, 4%, 3/01/2024	6,185,000	6,721,131
State of Illinois, General Obligation, ”C“, 4%, 3/01/2025	1,500,000	1,660,546
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2032	2,210,000	2,609,667
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2035	2,950,000	3,427,181
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2036	1,510,000	1,747,929
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2038	1,930,000	2,219,256
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2039	1,705,000	1,954,619
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2044	1,000,000	1,131,281
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2029	675,000	803,087
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2030	850,000	1,002,360
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2032	1,180,000	1,330,398
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2034	1,755,000	1,956,206
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2036	2,000,000	2,208,380
		$586,299,050

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - 1.3%
Indiana Development Finance Authority Solid Water Disposal Rev. (Waste Management, Inc. Project), 2.95%, 10/01/2031 (Put Date 10/01/2021)	$1,075,000	$ 1,088,269
Indiana Finance Authority Environmental Facilities Refunding Rev. (Indianapolis Power & Light Co.), ”B“, 0.95%, 12/01/2038 (Put Date 4/01/2026)	2,870,000	2,825,304
Indiana Finance Authority Rev. (BHI Senior Living), ”A“, 6%, 11/15/2041	2,840,000	3,073,914
Indiana Finance Authority Rev. (Marquette Project), ”A“, 5%, 3/01/2030	530,000	582,940
Indiana Finance Authority Rev. (Marquette Project), ”A“, 5%, 3/01/2039	1,340,000	1,449,344
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), ”A“, 5%, 7/01/2035	2,190,000	2,370,488
Indiana Finance Authority Rev. (State Revolving Fund Program), ”A“, 5%, 2/01/2029 (Prerefunded 2/01/2022)	4,000,000	4,161,383
Indiana Finance Authority, Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	5,955,000	6,950,029
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., ”A“, GNMA, 4%, 7/01/2048	2,875,000	3,145,023
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., ”A“, GNMA, 3%, 7/01/2051	1,400,000	1,532,930
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., ”B-1“, GNMA, 3.25%, 7/01/2049	2,555,000	2,769,063
Indianapolis, IN, Local Public Improvement (Indianapolis Airport Authority Project), ”D“, 5%, 1/01/2027	11,000,000	13,369,403
Indianapolis, IN, Local Public Improvement (Indianapolis Airport Authority Project), ”I“, 5%, 1/01/2028	1,995,000	2,303,013
Indianapolis, IN, Local Public Improvement, ”A“, 5%, 6/01/2027	7,000,000	8,565,705
Indianapolis, IN, Water System First Lien Refunding Rev., ”A“, 5%, 10/01/2037	5,250,000	6,564,902
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), ”A“, 5%, 4/01/2042	1,170,000	1,208,811
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	625,000	776,054
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	455,000	562,449
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	565,000	692,938
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2038	1,700,000	2,065,155

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Mount Vernon, IN, Environmental Improvement Rev. (Southern Indiana Gas and Electric Co. Project), 0.875%, 9/01/2055 (Put Date 9/01/2023)	$3,965,000	$ 3,964,868
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/2026	1,000,000	1,282,843
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	330,000	371,279
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	755,000	845,426
Warrick County, IN, Environmental Improvement Rev. (Southern Indiana Gas And Electric Co.), 0.875%, 9/01/2055 (Put Date 9/01/2023)	2,510,000	2,509,916
		$75,031,449
Iowa - 0.5%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”A“, 5.25%, 2/15/2044 (Prerefunded 2/15/2023)	$3,000,000	$ 3,284,832
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2030	1,200,000	1,335,593
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2031	2,230,000	2,458,003
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), ”C“, 5%, 2/15/2032	1,085,000	1,205,320
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2033	745,000	807,297
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2038	615,000	662,647
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2048	1,125,000	1,200,740
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, FNMA, 4%, 7/01/2047	935,000	1,019,897
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, GNMA, 3%, 1/01/2047	4,305,000	4,716,759
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	1,965,000	1,941,110
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3.5%, 12/01/2044	5,865,000	5,902,659
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset-Backed, ”B“, 5.6%, 6/01/2034	3,070,000	3,111,970
		$27,646,827

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - 0.8%
Coffeyville, KS, Electric Utility System Rev., ”B“, NPFG, 5%, 6/01/2038 (Prerefunded 6/01/2025) (n)	$3,800,000	$ 4,440,812
Coffeyville, KS, Electric Utility System Rev., ”B“, NPFG, 5%, 6/01/2042 (Prerefunded 6/01/2025) (n)	1,500,000	1,752,952
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,295,000	1,427,894
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	680,000	739,101
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2032	125,000	144,559
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2033	520,000	599,465
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2034	585,000	672,680
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2039	3,000,000	3,380,422
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2032	1,030,000	1,060,710
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2033	1,085,000	1,118,336
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2034	1,145,000	1,179,117
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2036	1,260,000	1,296,740
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2038	1,395,000	1,432,165
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2044	1,510,000	1,535,864
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2049	2,160,000	2,190,513
Sedgwick County, KS, Unified School District No. 266 General Obligation, ”A“, 4%, 9/01/2031	1,145,000	1,343,015
Sedgwick County, KS, Unified School District No. 266 General Obligation, ”A“, 4%, 9/01/2032	855,000	1,001,345
University of Kansas Hospital Authority, Health Facilities Rev. (University of Kansas Health System), ”A“, 5%, 9/01/2048	13,460,000	16,165,589

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2033	$145,000	$ 151,246
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2038	175,000	180,052
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 4.625%, 5/15/2041	145,000	143,775
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2047	720,000	727,688
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	1,390,000	1,421,983
Wyandotte County/Kansas City, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	490,000	505,523
		$44,611,546
Kentucky - 1.8%
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2032	$810,000	$ 1,010,905
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2033	800,000	994,991
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2034	910,000	1,128,219
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), 5.25%, 8/15/2046 (Put Date 8/15/2021)	2,360,000	2,403,081
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), ”B“, 5%, 8/15/2037	590,000	702,879
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), ”B“, 5%, 8/15/2041	4,235,000	5,001,318
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), ”B“, 5%, 8/15/2046	2,685,000	3,145,095
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2037	2,530,000	2,841,904
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2041	1,655,000	1,844,467
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), ”A“, 5.25%, 6/01/2041	1,290,000	1,459,588
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2045	2,070,000	2,286,620
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), ”A“, AGM, 5%, 12/01/2045	3,390,000	4,099,176

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), ”A“, AGM, 5%, 12/01/2047	$1,895,000	$ 2,022,257
Kentucky Higher Education Student Loan Corp. Rev., Tax-Exempt, ”B-1“, 5%, 6/01/2036	6,475,000	7,356,321
Kentucky Turnpike Authority, Economic Development Road Rev. (Revitalization Projects), ”A“, 5%, 7/01/2032	2,000,000	2,194,691
Owen County, KY, Water Facilities Refunding Rev. (Kentucky-American Water Co. Project), 0.7%, 6/01/2040 (Put Date 9/01/2023)	1,650,000	1,646,218
Public Energy Authority of Kentucky, Gas Supply Rev., ”B“, 4%, 1/01/2049 (Put Date 1/01/2025)	3,215,000	3,557,135
Public Energy Authority of Kentucky, Gas Supply Rev., ”C“, 4%, 2/01/2050 (Put Date 2/01/2028)	6,935,000	8,128,366
Public Energy Authority of Kentucky, Gas Supply Rev., ”C-1“, 4%, 12/01/2049 (Put Date 6/01/2025)	31,565,000	35,518,860
Trimble, KY, Pollution Control Refunding Rev. (Louisville Gas & Electric Co. Project), ”A“, 1.3%, 9/01/2044 (Put Date 9/01/2027)	12,500,000	12,367,120
		$99,709,211
Louisiana - 1.9%
East Baton Rouge, LA, Sewerage Commission Multi-Modal Rev., ”A“, 1.3%, 2/01/2041 (Put Date 2/01/2028)	$9,430,000	$ 9,545,681
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031 (Prerefunded 7/01/2021)	3,355,000	3,403,770
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,470,000	1,551,927
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), ”A“, 5.625%, 6/01/2045	4,900,000	5,091,441
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin' Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2043	590,000	693,943
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin' Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2048	2,555,000	2,987,842
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), ”A“, 6%, 11/15/2035	580,000	631,432

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), ”A“, 6.25%, 11/15/2045	$2,240,000	$ 2,425,687
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2029 (n)	480,000	508,457
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2039 (n)	1,200,000	1,216,901
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2054 (n)	1,925,000	1,910,958
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), ”A“, 1.65%, 9/01/2027 (Put Date 12/01/2023)	5,020,000	5,096,265
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), ”A“, 1.65%, 9/01/2033 (Put Date 12/01/2023)	4,075,000	4,136,908
Louisiana Offshore Terminal Authority, Deepwater Port Rev. (Loop LLC Project), ”A“, 1.65%, 9/01/2034 (Put Date 12/01/2023)	3,140,000	3,187,704
Louisiana Public Facilities Authority Refunding Rev. (Tulane University Project), ”A“, 5%, 4/01/2045	4,910,000	6,041,490
Louisiana Public Facilities Authority Rev. (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	5,465,000	5,526,663
Louisiana Public Facilities Authority Rev. (LSU Health Foundation, New Orleans Project), ”A-1“, 5.375%, 1/01/2040 (n)	4,035,000	4,522,691
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation and New Orleans Project), ”A-1“, 5.5%, 1/01/2050 (n)	2,765,000	3,078,949
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation and New Orleans Project), ”A-1“, 5.1%, 1/01/2057 (n)	9,290,000	9,965,975
Louisiana Stadium & Exposition District Rev., 5%, 7/03/2023	5,850,000	6,303,441
Louisiana Stadium & Exposition District Rev., ”A“, 5%, 7/01/2023	1,325,000	1,458,977
Louisiana Stadium & Exposition District Rev., ”A“, 5%, 7/01/2024	1,270,000	1,398,716

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Stadium & Exposition District Rev., ”A“, 5%, 7/01/2025	$1,000,000	$ 1,100,169
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), ”A“, AGM, 5%, 10/01/2043	745,000	904,159
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), ”A“, AGM, 5%, 10/01/2048	1,210,000	1,402,399
New Orleans, LA, Regional Transit Authority Sale Tax Refunding Rev., ”A“, AGM, 5%, 1/01/2032	2,575,000	3,332,841
New Orleans, LA, Regional Transit Authority Sale Tax Refunding Rev., ”A“, AGM, 5%, 1/01/2033	5,815,000	7,492,389
New Orleans, LA, Regional Transit Authority Sale Tax Refunding Rev., ”A“, AGM, 5%, 1/01/2034	5,315,000	6,785,684
New Orleans, LA, Sewerage Services Rev., 5%, 12/01/2040 (Prerefunded 12/01/2025)	800,000	957,698
Shreveport, LA, Water & Sewer Rev., ”B“, AGM, 4%, 12/01/2044	1,000,000	1,123,667
Shreveport, LA, Water & Sewer Rev., ”B“, AGM, 4%, 12/01/2049	1,250,000	1,394,289
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	2,000,000	2,081,151
		$107,260,264
Maine - 0.5%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), ”R-2“, 4.375%, 8/01/2035 (Put Date 8/01/2025) (n)	$1,140,000	$ 1,251,051
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), ”R-3“, 5.25%, 1/01/2025 (n)	570,000	636,181
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2036	1,475,000	1,741,501
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2037	1,200,000	1,411,698
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2038	1,250,000	1,462,579
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2039	1,550,000	1,806,911
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2040	2,200,000	2,556,191
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2045	3,015,000	3,442,285

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maine - continued
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2050	$5,375,000	$ 6,102,174
Maine Housing Authority Mortgage, ”C“, 4%, 11/15/2050	3,485,000	3,917,303
Maine Housing Authority Mortgage, ”C-1“, 3.5%, 11/15/2044	1,660,000	1,731,743
		$26,059,617
Maryland - 1.7%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	$2,180,000	$ 2,198,000
Baltimore, MD, Project Rev. (Water Projects), ”A“, 4%, 7/01/2039	1,500,000	1,767,478
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), ”A“, 5%, 9/01/2038	1,565,000	1,691,153
Baltimore, MD, Subordinate Project Rev. (Mayor and City Council of Baltimore Water Projects), ”A“, 5%, 7/01/2041	5,000,000	5,911,905
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	380,000	437,761
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	420,000	495,391
Frederick County, MD, Limited Obligation (Jefferson Technology Park Project), ”B“, 4.625%, 7/01/2043 (n)	970,000	1,109,364
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.125%, 2/15/2034 (n)	150,000	156,539
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.375%, 2/15/2039 (n)	155,000	162,280
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.5%, 2/15/2047 (n)	1,105,000	1,150,955
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, 4.5%, 9/01/2048 (u)	8,745,000	9,894,180
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”B“, 4.5%, 9/01/2048 (u)	7,100,000	7,975,518
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”C“, 4%, 9/01/2044	1,615,000	1,718,150
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”A“, 3%, 9/01/2051	8,235,000	9,025,545
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”C“, 5%, 9/01/2026	300,000	365,571

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”C“, 5%, 9/01/2027	$455,000	$ 567,323
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”C“, 5%, 9/01/2028	355,000	451,983
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”D“, 3.25%, 9/01/2050	10,430,000	11,470,388
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2030	180,000	209,640
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2032	125,000	144,026
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2035	225,000	257,191
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	695,000	807,337
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 3.25%, 9/01/2030 (n)	235,000	255,025
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2040 (n)	830,000	915,453
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2050 (n)	965,000	1,040,268
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 4%, 7/01/2040	910,000	1,002,217
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 4.25%, 7/01/2050	875,000	964,137
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2050	575,000	678,353
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2056	1,070,000	1,256,610
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2038	180,000	170,344
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2048	550,000	489,710
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2058	1,610,000	1,382,687
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 5%, 1/01/2036 (w)	730,000	877,909
Maryland Health & Higher Education Facility Authority Rev., Adventist Healthcare Issue, 4%, 1/01/2038	410,000	452,141

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), ”A“, 5.5%, 1/01/2036	$5,090,000	$ 6,018,432
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2033	1,745,000	2,007,386
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2034	1,090,000	1,249,262
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2038	4,845,000	5,478,697
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health Issue), 5%, 8/15/2025	6,425,000	7,500,015
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.125%, 7/01/2039 (n)	555,000	609,225
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048 (n)	545,000	597,569
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), ”A-1“, 5%, 11/01/2037	185,000	193,850
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2042	315,000	326,403
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2047	330,000	339,854
State of Maryland, ”B“, 4%, 8/01/2027	2,570,000	2,687,011
		$94,460,236
Massachusetts - 3.4%
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), ”A“, 5%, 6/01/2023	$2,645,000	$ 2,915,842
Commonwealth of Massachusetts Transportation Fund Rev., ”A“, 5%, 6/01/2043	9,290,000	11,360,390
Commonwealth of Massachusetts, ”A“, AAC, 5.5%, 8/01/2030	5,000,000	6,809,657
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”H“, 5%, 12/01/2026	10,000,000	12,421,379
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A“, 5%, 7/01/2024	9,445,000	10,865,813
Massachusetts College Building Authority Project Rev., ”A“, 5%, 5/01/2031 (Prerefunded 5/01/2023)	2,395,000	2,634,185
Massachusetts Development Finance Agency Lease Rev. (University of Massachusetts at Dartmouth, College of Visual & Performing Arts Project), 6%, 8/01/2021	275,000	280,198
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), ”A“, 5%, 6/01/2039	945,000	1,156,443
Massachusetts Development Finance Agency Rev. (Beth Israel Health, Inc.), ”2018 I-2“, 5%, 7/01/2053	8,670,000	10,285,017

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health), ”K“, 5%, 7/01/2031	$1,130,000	$ 1,439,575
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health), ”K“, 5%, 7/01/2032	1,145,000	1,452,952
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-1“, 5%, 7/01/2048	3,000,000	3,578,844
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,550,000	1,749,753
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,225,000	3,621,126
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	895,000	1,000,615
Massachusetts Development Finance Agency Rev. (Emerson College), ”A“, 5.25%, 1/01/2042	250,000	290,375
Massachusetts Development Finance Agency Rev. (Emmanuel College), ”A“, 5%, 10/01/2043	3,515,000	3,997,241
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	790,000	844,608
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), ”F“, 5%, 8/15/2030	1,000,000	1,172,024
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), ”F“, 5.75%, 7/15/2043	460,000	488,293
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037 (n)	110,000	120,712
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047 (n)	1,530,000	1,672,471
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057 (n)	2,960,000	3,230,969
Massachusetts Development Finance Agency Rev. (North Hill Communities), ”A“, 6.25%, 11/15/2033 (Prerefunded 11/15/2023) (n)	275,000	318,150
Massachusetts Development Finance Agency Rev. (North Hill Communities), ”A“, 6.5%, 11/15/2043 (Prerefunded 11/15/2023) (n)	435,000	505,589
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”L“, 5%, 7/01/2031 (Prerefunded 7/01/2021)	1,430,000	1,446,416
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”L“, 5%, 7/01/2036 (Prerefunded 7/01/2021)	1,670,000	1,689,171
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”S“, 5%, 7/01/2032	1,275,000	1,583,529
Massachusetts Development Finance Agency Rev. (Partners Healthcare), Unrefunded Balance, ”L“, 5%, 7/01/2031 (Prerefunded 7/01/2021)	1,350,000	1,365,662

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	$305,000	$ 322,909
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	605,000	719,509
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	710,000	841,243
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”I“, 5%, 7/01/2036	1,440,000	1,706,395
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”K“, 5%, 7/01/2038	1,300,000	1,549,530
Massachusetts Development Finance Agency Rev. (Wellforce Inc.), ”C“, AGM, 5%, 10/01/2032	850,000	1,090,634
Massachusetts Development Finance Agency Rev. (Wellforce Inc.), ”C“, AGM, 5%, 10/01/2033	525,000	670,199
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 4%, 7/01/2044	2,240,000	2,481,905
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 5%, 7/01/2044	935,000	1,119,697
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	1,145,000	1,294,794
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 2.45%, 5/01/2027 (Put Date 5/03/2021) (n)	3,695,000	3,701,372
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 3%, 7/01/2035	4,210,000	4,299,938
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 2.625%, 7/01/2036	1,455,000	1,465,019
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 4.125%, 7/01/2046	6,960,000	7,256,031
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 3.75%, 7/01/2047	9,170,000	9,352,901
Massachusetts Educational Financing Authority, Education Loan Rev., ”I-A“, 5.5%, 1/01/2022	225,000	225,488
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 5%, 7/01/2021	1,255,000	1,269,170
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 4.7%, 7/01/2026	725,000	731,260
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 4.9%, 7/01/2028	745,000	751,611
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 3.5%, 7/01/2033 (u)	8,585,000	8,745,362
Massachusetts Educational Financing Authority, Education Loan Rev., ”J“, 3.5%, 7/01/2033	2,930,000	2,984,730

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., ”K“, 5.25%, 7/01/2029	$1,690,000	$ 1,772,171
Massachusetts Educational Financing Authority, Education Loan Rev., ”K“, 3.625%, 7/01/2032	6,060,000	6,214,540
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2037 (Prerefunded 7/01/2022)	470,000	497,536
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2037	3,915,000	4,864,113
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2038	4,915,000	6,090,086
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2039	7,975,000	9,856,299
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2035	500,000	614,912
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2036	1,000,000	1,225,783
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2037	1,435,000	1,753,399
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2038	180,000	219,348
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), ”A“, 5.125%, 7/01/2041 (Prerefunded 7/01/2021)	465,000	470,478
Massachusetts Water Resources Authority, General Rev., ”B“, AGM, 5.25%, 8/01/2029	4,215,000	5,641,914
University of Massachusetts Building Authority Rev., ”2017-3“, 5%, 11/01/2036	8,895,000	10,975,463
		$193,072,738
Michigan - 1.7%
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), ”A“, AGM, 5%, 7/01/2043	$1,565,000	$ 1,762,554
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., ”A“, 5.25%, 7/01/2039 (Prerefunded 7/01/2022)	5,920,000	6,296,608
Detroit, MI, Water Supply System Rev., Senior Lien, ”A“, 5%, 7/01/2036 (Prerefunded 7/01/2021)	295,000	298,459
Detroit, MI, Water Supply System Rev., Senior Lien, ”C“, 5%, 7/01/2041 (Prerefunded 7/01/2021)	410,000	414,807
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2036	505,000	625,263
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2038	460,000	566,553
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2043	815,000	985,156
Great Lakes Water Authority, Michigan Water Supply System Rev., ”B“, BAM, 5%, 7/01/2046	5,745,000	6,794,578

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Great Lakes Water Authority, Michigan Water Supply System Rev., ”D“, 5%, 7/01/2036	$3,155,000	$ 3,766,644
Great Lakes Water Authority, Michigan Water Supply System Rev., ”D“, AGM, 5%, 7/01/2034	3,710,000	4,479,578
Michigan Building Authority Rev., ”I“, 4%, 10/15/2049	2,800,000	3,212,937
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), ”F“, 3.875%, 10/01/2023	685,000	707,474
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), ”F“, 4%, 10/01/2024	860,000	898,052
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2030	1,000,000	1,230,118
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2031	2,000,000	2,456,018
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2035 (Prerefunded 12/01/2021)	3,195,000	3,297,783
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	3,690,000	4,504,772
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), ”2“, 4%, 12/01/2036	5,265,000	6,216,172
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C“, 5%, 7/01/2033	800,000	937,546
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C“, 5%, 7/01/2034	1,790,000	2,094,498
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C“, 5%, 7/01/2035	1,155,000	1,349,377
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), ”C-7“, NPFG, 5%, 7/01/2032	580,000	659,386
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), ”C-1“, 5%, 7/01/2044 (Prerefunded 7/01/2022)	450,000	477,235
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), ”D-2“, 5%, 7/01/2034	800,000	936,088

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), ”D-6“, NPFG, 5%, 7/01/2036	$485,000	$ 549,379
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2035	240,000	272,518
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), ”D-1“, AGM, 5%, 7/01/2037	570,000	645,858
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2007 Sold Tobacco Receipts), ”B-1“, 5%, 6/01/2049	1,205,000	1,455,047
Michigan Housing Development Authority, ”A“, 4%, 6/01/2046	840,000	887,455
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 6/30/2048	5,000,000	5,931,932
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, 5%, 12/01/2044	1,000,000	1,146,020
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, BAM, 5%, 12/01/2039	610,000	699,072
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2039	470,000	534,989
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2044	1,020,000	1,161,041
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”D“, AGM, 5%, 12/01/2040	7,105,000	8,313,059
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2031	2,490,000	3,060,978
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2032	2,580,000	3,149,647
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2030	980,000	1,290,485
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2031	1,200,000	1,584,901
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2032	1,850,000	2,431,090
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2034	3,500,000	4,547,962
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2036	1,000,000	1,280,800
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2037	1,100,000	1,403,815
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2038	290,000	369,017
		$95,682,721

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - 1.1%
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 4.25%, 2/15/2043	$2,275,000	$ 2,545,413
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 5%, 2/15/2043	2,550,000	3,017,877
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 4.25%, 2/15/2048	2,280,000	2,533,783
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 5%, 2/15/2048	2,015,000	2,368,840
Duluth, MN, Independent School District No. 709, ”A“, COP, 5%, 2/01/2025	240,000	276,083
Duluth, MN, Independent School District No. 709, ”A“, COP, 4%, 3/01/2032	1,145,000	1,202,721
Duluth, MN, Independent School District No. 709, ”A“, COP, 4.2%, 3/01/2034	305,000	321,791
Duluth, MN, Independent School District No. 709, ”B“, COP, 5%, 2/01/2026	765,000	905,263
Duluth, MN, Independent School District No. 709, ”B“, COP, 5%, 2/01/2028	225,000	278,594
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., ”C“, 5%, 1/01/2041	2,500,000	2,961,943
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., ”C“, 5%, 1/01/2046	3,000,000	3,553,967
Minnesota Housing Finance Agency, Residential Housing, ”A“, 4%, 1/01/2041	625,000	656,612
Minnesota Housing Finance Agency, Residential Housing, ”A“, 4.25%, 7/01/2049 (u)	19,060,000	21,314,676
Minnesota Housing Finance Agency, Residential Housing, ”B“, GNMA, 3%, 7/01/2051	7,150,000	7,844,853
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037 (u)	5,895,000	6,364,692
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	3,570,000	3,535,297
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), ”A“, 5.5%, 7/01/2052 (n)	240,000	265,688
University of Minnesota, ”A“, 5%, 12/01/2025 (Prerefunded 12/01/2021)	710,000	732,601
		$60,680,694

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - 0.9%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	$1,750,000	$ 1,854,474
Mississippi Development Bank Special Obligation (Harrison County Coliseum), ”A“, 5.25%, 1/01/2034	2,455,000	3,316,858
Mississippi Development Bank Special Obligation (Jackson Sales Tax Rev. Infrastructure Project), 5%, 9/01/2025	400,000	469,419
Mississippi Development Bank Special Obligation (Jackson Sales Tax Rev. Infrastructure Project), 5%, 9/01/2026	1,000,000	1,205,646
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	495,000	569,912
Mississippi Development Bank Special Obligation (Vicksburg Warren School District General Obligation Project), BAM, 5%, 3/01/2048	4,000,000	4,933,902
Mississippi Home Corp. Single Family Mortgage Rev., ”A“, 4%, 12/01/2044	1,635,000	1,799,397
Mississippi Home Corp., Single Family Mortgage Rev., ”A“, GNMA, 3%, 12/01/2050	1,635,000	1,791,446
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), ”A“, 5%, 9/01/2022	1,445,000	1,524,415
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), ”A“, 5%, 9/01/2023	3,560,000	3,926,635
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), ”A“, 5%, 9/01/2046	1,905,000	2,149,741
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2036	845,000	969,054
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2037	760,000	868,445
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2039	760,000	863,251
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2040	425,000	481,585
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), ”IV“, 5%, 10/01/2033	350,000	439,554
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), ”IV“, 5%, 10/01/2035	1,200,000	1,496,077
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), ”IV“, 5%, 10/01/2039	850,000	1,047,350

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038 (Prerefunded 8/01/2023)	$1,250,000	$ 1,396,794
State of Mississippi, ”B“, 5%, 12/01/2025	585,000	704,473
State of Mississippi, ”B“, 5%, 12/01/2032	2,500,000	3,039,515
State of Mississippi, ”B“, 5%, 12/01/2033	2,500,000	3,037,286
State of Mississippi, ”B“, 5%, 12/01/2034	5,000,000	6,065,660
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project), ”A“, 5%, 3/01/2028	1,080,000	1,245,225
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	5,750,000	6,955,539
		$52,151,653
Missouri - 1.8%
Brentwood & Maplewood, MO, Hanley Road Corridor Transportation Development District, Transportation Sales Tax Refunding Rev., 1.625%, 10/01/2033	$685,000	$ 649,269
Brentwood & Maplewood, MO, Hanley Road Corridor Transportation Development District, Transportation Sales Tax Refunding Rev., 2%, 10/01/2039	850,000	787,720
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), ”B“, AGM, 5%, 3/01/2055	5,675,000	6,772,950
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), “B”, 5%, 3/01/2046	14,865,000	17,667,936
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), ”B“, 5%, 2/01/2040 (n)	160,000	170,544
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), ”B“, 5%, 2/01/2050 (n)	275,000	291,262
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039 (Prerefunded 10/01/2023)	730,000	817,339
Missouri Health & Educational Facilities Authority Rev. (BJC Health System), ”C“, 5%, 5/01/2052 (Put Date 5/01/2028) (w)	11,820,000	14,968,272
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), ”A“, 5%, 6/01/2030	5,000,000	6,304,637
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), ”A“, 5%, 6/01/2031	3,165,000	3,972,671
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2044	2,300,000	2,617,661

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2049	$5,000,000	$ 5,653,300
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2054	9,550,000	10,756,676
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), ”A“, 5%, 6/01/2031	2,615,000	2,947,381
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”A“, 3.75%, 5/01/2038	535,000	568,311
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”A“, FHLMC, 3%, 5/01/2052	6,250,000	6,858,633
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”A“, FNMA, 4.25%, 5/01/2049	5,085,000	5,624,871
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”B“, FNMA, 4.75%, 5/01/2049	2,695,000	3,033,566
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), ”A“, 5%, 8/15/2030	140,000	144,301
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), ”A“, 5%, 8/15/2035	95,000	97,235
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), ”A“, 5.125%, 8/15/2045	260,000	264,501
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), ”A“, 3.875%, 11/15/2029	200,000	194,772
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), ”A“, 4.375%, 11/15/2035	735,000	701,687
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), ”A“, 4.75%, 11/15/2047	2,290,000	2,204,291
St. Louis, MO, Municipal Finance Corp. Leasehold Rev. (Convention Center Expansion and Improvement Projects), AGM, 5%, 10/01/2040	840,000	1,054,709
St. Louis, MO, Municipal Finance Corp. Leasehold Rev. (Convention Center Expansion and Improvement Projects), AGM, 5%, 10/01/2045	3,610,000	4,459,822
		$99,584,317

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Montana - 0.3%
Montana Board of Housing Single Family Mortgage, ”B“, 4%, 12/01/2050	$4,760,000	$ 5,358,533
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), ”A“, 4%, 6/01/2049	910,000	990,404
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), ”A-2“, 3%, 12/01/2043	710,000	732,740
Montana Board of Investments, 0.15%, 3/01/2032 (Put Date 3/01/2022)	5,480,000	5,480,495
Montana Board of Investments, 0.15%, 3/01/2042 (Put Date 3/01/2022)	3,000,000	3,000,271
		$15,562,443
Nebraska - 0.4%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), ”A“, 5%, 9/01/2034	$850,000	$ 1,131,507
Nebraska Investment Finance Authority, Single Family Housing Rev., ”A“, 4%, 9/01/2044	895,000	951,758
Nebraska Investment Finance Authority, Single Family Housing Rev., ”A“, GNMA, 3%, 9/01/2045	3,845,000	4,213,813
Nebraska Investment Finance Authority, Single Family Housing Rev., ”C“, 4%, 9/01/2048 (u)	4,195,000	4,619,273
Nebraska Public Power District Rev., ”A“, 5%, 1/01/2027 (w)	485,000	580,804
Nebraska Public Power District Rev., ”A“, 5%, 1/01/2030 (w)	570,000	722,870
Nebraska Public Power District Rev., ”A“, 5%, 1/01/2031 (w)	1,455,000	1,872,766
Nebraska Public Power District Rev., ”A“, 5%, 1/01/2032 (w)	1,550,000	1,984,305
Nebraska Public Power District Rev., ”A“, 5%, 1/01/2033 (w)	500,000	636,356
Nebraska Public Power District Rev., ”B“, 5%, 1/01/2029 (w)	1,015,000	1,267,402
Nebraska Public Power District Rev., ”B“, 5%, 1/01/2030 (w)	970,000	1,230,146
Nebraska Public Power District Rev., ”B“, 5%, 1/01/2031 (w)	750,000	965,343
Nebraska Public Power District Rev., ”B“, 5%, 1/01/2032 (w)	800,000	1,024,158
Nebraska Public Power District Rev., ”B“, 5%, 1/01/2033 (w)	785,000	999,079
		$22,199,580
Nevada - 0.4%
Clark County, NV, School District General Obligation, ”A“, AGM, 4%, 6/15/2037	$900,000	$ 1,058,208
Clark County, NV, School District General Obligation, ”A“, AGM, 4%, 6/15/2039	1,975,000	2,308,365
Clark County, NV, School District General Obligation, ”A“, AGM, 4%, 6/15/2040	130,000	151,567
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 4.5%, 12/15/2029 (n)	140,000	148,937

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nevada - continued
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2035 (n)	$630,000	$ 671,394
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2038 (n)	705,000	746,308
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5.125%, 12/15/2045 (n)	760,000	801,878
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2048 (n)	2,745,000	2,878,038
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 5%, 6/01/2033	90,000	108,889
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 5%, 6/01/2038	115,000	137,182
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 4%, 6/01/2048	460,000	500,108
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 4.125%, 6/01/2058	570,000	620,918
Sparks, NV, Tourism Improvement District No. 1 Rev. (Legends at Sparks Marina), ”A“, 2.5%, 6/15/2024 (n)	700,000	706,390
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Projects), ”F“, 2.05%, 3/01/2036 (Put Date 4/15/2022)	10,250,000	10,412,659
		$21,250,841
New Hampshire - 0.4%
National Finance Authority, New Hampshire Municipal Certificates, ”A“, 4.125%, 1/20/2034	$8,773,764	$ 10,168,363
National Finance Authority, New Hampshire Resource Recovery Refunding Rev., ”A“, 3.625%, 7/01/2043 (Put Date 7/02/2040) (n)	1,695,000	1,749,103
National Finance Authority, New Hampshire Resource Recovery Refunding Rev., ”B“, 3.75%, 7/01/2045 (Put Date 7/02/2040) (n)	2,910,000	3,005,546
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,600,000	1,873,506
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,595,000	1,846,965
New Hampshire National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2041	1,050,000	1,152,431

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire National Finance Authority, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2051	$1,205,000	$ 1,308,870
		$21,104,784
New Jersey - 5.5%
Atlantic City, NJ, Board of Education, AGM, 4%, 4/01/2029 (w)	$200,000	$ 235,550
Atlantic City, NJ, Board of Education, AGM, 4%, 4/01/2030 (w)	165,000	191,468
Atlantic City, NJ, Board of Education, AGM, 4%, 4/01/2031 (w)	160,000	184,226
Atlantic City, NJ, Board of Education, AGM, 4%, 4/01/2032 (w)	285,000	326,872
Atlantic City, NJ, Board of Education, AGM, 4%, 4/01/2034 (w)	280,000	318,479
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”A“, BAM, 5%, 3/01/2032	4,925,000	5,940,113
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”A“, BAM, 5%, 3/01/2037	4,400,000	5,241,313
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”A“, BAM, 5%, 3/01/2042	600,000	707,771
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”B“, AGM, 5%, 3/01/2032	1,665,000	2,008,180
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”B“, AGM, 5%, 3/01/2037	1,670,000	1,989,316
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	355,000	421,680
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	555,000	616,558
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	850,000	941,370
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	555,000	613,385
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	555,000	612,245
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	470,000	528,292
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	470,000	520,795
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	1,415,000	1,580,990
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	870,000	963,984

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	$435,000	$ 480,611
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), AGM, 5%, 6/01/2037	1,970,000	2,316,291
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), AGM, 5%, 6/01/2042	2,190,000	2,563,092
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), ”A“, 5%, 1/01/2030	1,095,000	1,154,386
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), ”A“, 5%, 1/01/2035	1,570,000	1,643,919
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2032	1,115,000	1,412,915
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 6/15/2033	590,000	742,710
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2034	1,095,000	1,261,100
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2035	770,000	884,216
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2036	1,030,000	1,178,204
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2037	995,000	1,133,884
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2038	1,260,000	1,431,332
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2039	1,105,000	1,252,553
New Jersey Economic Development Authority Rev. (School Facilities Construction), 4%, 6/15/2040	1,295,000	1,465,330
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”DDD“, 5%, 6/15/2034	610,000	721,169
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”DDD“, 5%, 6/15/2035	510,000	601,745
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”DDD“, 5%, 6/15/2042	2,855,000	3,316,405
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”NN“, 5%, 3/01/2027	4,135,000	4,459,241
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”XX“, 5%, 6/15/2021	1,850,000	1,867,065

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, 3.125%, 7/01/2029	$850,000	$ 857,306
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, 3.125%, 7/01/2031 (u)	8,400,000	8,991,870
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, 5%, 7/01/2033	485,000	561,537
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, BAM, 5%, 7/01/2027	1,105,000	1,365,800
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, BAM, 5%, 7/01/2028	9,240,000	11,302,472
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	3,650,000	3,875,194
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), ”A“, 5.625%, 11/15/2030	4,050,000	4,532,490
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), ”C“, 5%, 6/15/2042	3,385,000	3,973,083
New Jersey Economic Development Authority, Water Facilities Rev. (American Water Co., Inc. Project), ”E“, 0.85%, 12/01/2025	1,965,000	1,944,474
New Jersey Economic Development Authority, Water Facilities Rev. (Middlesex Water Co.), 5%, 8/01/2059	1,595,000	1,896,953
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), ”A“, AGM, 5%, 7/01/2046	5,485,000	6,196,056
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2031	2,105,000	2,521,085
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2032	2,100,000	2,498,215
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2033	1,775,000	2,098,193
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2034	1,785,000	2,098,340
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2035	1,575,000	1,841,381

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2036	$1,835,000	$ 2,139,135
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2037	3,040,000	3,534,645
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 3.25%, 12/01/2039	5,690,000	5,795,819
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 3.5%, 12/01/2039	7,865,000	8,117,238
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., ”C“, 4.75%, 10/01/2050 (u)	9,100,000	10,357,406
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., ”E“, 3.5%, 4/01/2051 (u)	11,415,000	12,712,886
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2032	3,000,000	3,692,025
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2033	3,000,000	3,676,956
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2034	3,000,000	3,665,648
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2035	2,950,000	3,594,543
New Jersey Transportation Trust Fund Authority, ”AA“, 4%, 6/15/2035	235,000	269,858
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2035	1,065,000	1,331,162
New Jersey Transportation Trust Fund Authority, ”AA“, 4%, 6/15/2036	1,185,000	1,355,506
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2036	1,420,000	1,768,144
New Jersey Transportation Trust Fund Authority, ”AA“, 4%, 6/15/2037	1,065,000	1,213,654
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2037	1,420,000	1,761,672
New Jersey Transportation Trust Fund Authority, ”AA“, 4%, 6/15/2038	1,420,000	1,613,088
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2038	1,520,000	1,879,925
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2039	1,420,000	1,751,150
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2040	1,065,000	1,310,093

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2045	$2,895,000	$ 3,514,360
New Jersey Transportation Trust Fund Authority, ”B“, AAC, 5.5%, 9/01/2026	3,525,000	4,347,948
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A“, 5%, 6/15/2029	3,420,000	4,018,797
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A“, 5%, 6/15/2031	2,275,000	2,639,773
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A-1“, 5%, 6/15/2027	3,985,000	4,762,459
New Jersey Transportation Trust Fund Authority, Transportation System, ”A“, 5.25%, 12/15/2021	2,520,000	2,607,360
New Jersey Transportation Trust Fund Authority, Transportation System, ”B“, NPFG, 5.5%, 12/15/2021	5,000,000	5,182,000
New Jersey Transportation Trust Fund Authority, Transportation System, ”C“, 5%, 6/15/2042 (Prerefunded 6/15/2021)	2,360,000	2,382,286
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”A“, 0%, 12/15/2037	25,000,000	15,779,288
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AAC, 0%, 12/15/2028	12,120,000	10,631,372
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AAC, 0%, 12/15/2035	3,725,000	2,609,761
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AAC, 0%, 12/15/2036	9,720,000	6,567,061
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AGM, 0%, 12/15/2029	15,690,000	13,582,009
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AGM, 0%, 12/15/2032	3,345,000	2,650,245
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, NPFG, 0%, 12/15/2027	6,900,000	6,243,736
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, NPFG, 0%, 12/15/2031	5,000,000	3,988,635
New Jersey Turnpike Authority, Turnpike Rev., ”A“, 4%, 1/01/2042	2,340,000	2,730,769
New Jersey Turnpike Authority, Turnpike Rev., ”A“, 4%, 1/01/2051	1,955,000	2,249,623
Newark, NJ, General Obligation Refunding, ”A“, AGM, 5%, 10/01/2024	750,000	856,956
Newark, NJ, General Obligation Refunding, ”A“, AGM, 5%, 10/01/2026	925,000	1,115,874
Newark, NJ, General Obligation Refunding, ”A“, AGM, 5%, 10/01/2028	570,000	712,048

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
Newark, NJ, General Obligation Refunding, ”B“, AGM, 5%, 10/01/2023	$1,000,000	$ 1,106,254
Newark, NJ, General Obligation Refunding, ”B“, AGM, 5%, 10/01/2025	500,000	587,950
South Jersey, NJ, Transportation Authority System Rev., ”A“, AGM, 5%, 11/01/2031	1,290,000	1,659,396
South Jersey, NJ, Transportation Authority System Rev., ”A“, AGM, 5%, 11/01/2032	2,530,000	3,241,232
South Jersey, NJ, Transportation Authority System Rev., ”A“, AGM, 5%, 11/01/2033	725,000	925,143
State of New Jersey, COVID-19 General Obligation, ”A“, 4%, 6/01/2023	2,965,000	3,194,878
State of New Jersey, COVID-19 General Obligation, ”A“, 5%, 6/01/2024	1,480,000	1,687,004
State of New Jersey, COVID-19 General Obligation, ”A“, 5%, 6/01/2027	8,510,000	10,510,119
State of New Jersey, COVID-19 General Obligation, ”A“, 4%, 6/01/2030	5,930,000	7,185,598
State of New Jersey, COVID-19 General Obligation, ”A“, 4%, 6/01/2031	1,855,000	2,266,094
		$313,459,785
New Mexico - 0.2%
Albuquerque, NM, Bernalillo County Water Utility Authority (Joint Water and Sewer System Improvement Rev.), 5%, 7/01/2033	$2,300,000	$ 2,803,610
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 4%, 9/01/2040	520,000	581,665
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, ”A-1“, FNMA, 4%, 1/01/2049	1,385,000	1,530,934
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, ”C“, FNMA, 4%, 1/01/2049	2,830,000	3,120,579
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2034	270,000	303,462
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2039	205,000	228,321
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2044	215,000	237,403
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2049	565,000	619,926
		$9,425,900

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - 7.0%
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2031	$925,000	$ 1,193,195
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2032	1,000,000	1,280,634
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 5%, 4/01/2033	1,050,000	1,338,979
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2034	1,000,000	1,168,199
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 3%, 4/01/2035	2,000,000	2,120,978
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 3%, 4/01/2036	1,800,000	1,901,807
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 3%, 4/01/2037	1,500,000	1,578,799
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2038	1,250,000	1,440,652
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2039	1,350,000	1,551,207
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2050	385,000	428,004
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045 (n)	7,025,000	7,741,442
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, ”C“, 0% to 1/01/2024, 5.625% to 1/01/2055	1,610,000	1,728,282
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2025	1,450,000	1,464,695
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2026	1,080,000	1,090,674
Hudson Yards, NY, Infrastructure Corp. Rev., ”A“, Unrefunded Balance, 5.75%, 2/15/2047	1,475,000	1,480,690
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), ”A“, 4%, 11/01/2032	480,000	529,695
New York Dormitory Authority Rev. (Cornell University), ”D“, 5%, 7/01/2035	590,000	852,482
New York Dormitory Authority Rev. (Rochester Institute of Technology), ”A“, 5%, 7/01/2032	520,000	663,555
New York Dormitory Authority Rev. (Rochester Institute of Technology), ”A“, 5%, 7/01/2036	1,115,000	1,398,488
New York Dormitory Authority Rev. (Rochester Institute of Technology), ”A“, 5%, 7/01/2040	1,265,000	1,566,458

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033 (n)	$100,000	$ 115,455
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2035 (n)	200,000	229,165
New York Dormitory Authority Rev., State Personal Income Tax, ”A“, 5%, 12/15/2025	5,000,000	5,400,455
New York Environmental Facilities Corp. Rev., Solid Waste Disposal (Casella Waste Management, Inc. Project), 2.75%, 9/01/2050 (Put Date 9/02/2025) (n)	580,000	597,053
New York Environmental Facilities Corp., State Revolving Funds Rev., ”C“, 5%, 5/15/2041	2,745,000	2,759,102
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”1“, 5%, 11/15/2044 (n)	16,940,000	18,485,075
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”2“, 5.375%, 11/15/2040 (n)	3,190,000	3,551,411
New York Liberty Development Corp., Liberty Rev. (4 World Trade Center Project), 5%, 11/15/2031	2,300,000	2,365,845
New York Mortgage Agency Homeowner Mortgage Rev., ”213“, 3%, 4/01/2050 (u)	28,575,000	31,647,670
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 10/31/2034	240,000	277,863
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 10/31/2041	960,000	1,085,564
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 10/31/2046	1,435,000	1,602,734
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 4/30/2053	2,320,000	2,577,708
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2021	2,335,000	2,368,078
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	1,490,000	1,509,981
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	765,000	775,083
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.25%, 8/01/2031	1,635,000	1,983,950

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.375%, 8/01/2036	$2,400,000	$ 2,879,888
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 10/01/2030	9,835,000	11,398,294
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2031	8,135,000	9,785,813
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	2,330,000	2,791,638
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2035	5,585,000	6,942,344
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,315,000	1,442,977
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2040	2,305,000	2,821,797
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 5%, 12/01/2030	355,000	446,644
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 5%, 12/01/2034	640,000	791,202
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 5%, 12/01/2035	315,000	389,049
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 5%, 12/01/2036	45,000	55,499
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 5%, 12/01/2037	510,000	627,414
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 4%, 12/01/2038	210,000	236,808
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 4%, 12/01/2039	505,000	567,951

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 4%, 12/01/2041	$855,000	$ 947,988
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 4%, 12/01/2042	290,000	320,908
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2029	570,000	714,467
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2030	475,000	602,865
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2031	520,000	655,716
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2033	1,515,000	1,883,195
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2034	1,395,000	1,727,304
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2035	520,000	645,295
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2036	945,000	1,165,488
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2037	1,135,000	1,397,407
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”C“, 5%, 12/01/2038	270,000	331,920
New York Urban Development Corp., State Personal Income Tax Rev. (General Purpose), ”C“, 4%, 3/15/2042	10,000,000	11,496,592
New York Urban Development Corp., State Personal Income Tax Rev. (General Purpose), ”C“, 4%, 3/15/2049	10,200,000	11,568,655
New York Urban Development Corp., State Personal Income Tax Rev., ”A“, 4%, 3/15/2039	6,000,000	6,963,806
New York Urban Development Corp., State Personal Income Tax Rev., ”C“, 5%, 3/15/2034	1,455,000	1,788,924
New York, NY, ”B-1“, 5%, 12/01/2041	3,500,000	4,177,635

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, City Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), ”E“, 3.5%, 2/15/2048	$2,053,767	$ 2,082,130
New York, NY, City Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), ”F“, 4.5%, 2/15/2048	28,847,667	30,014,076
New York, NY, City Transitional Finance Authority Building Aid Rev., ”S-3“, 5%, 7/15/2043	1,025,000	1,250,408
New York, NY, General Obligation, ”F-1“, 5%, 3/01/2037	4,500,000	5,789,605
New York, NY, General Obligation, ”F-1“, 5%, 3/01/2039	4,500,000	5,743,341
New York, NY, Housing Development Corp. Multi-Family Housing Rev., ”I-2“, 0.7%, 11/01/2060 (Put Date 5/01/2025)	7,315,000	7,324,857
New York, NY, Housing Finance Agency Affordable Housing Rev., ”L-2“, 0.75%, 11/01/2025	1,800,000	1,800,228
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Yankee Stadium Project), ”A“, AGM, 4%, 3/01/2045	890,000	1,017,129
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	2,495,000	2,608,980
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”CC-1“, 5%, 6/15/2046	7,000,000	8,301,268
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”CC-1“, 5%, 6/15/2048	5,150,000	6,168,358
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”DD“, 5%, 6/15/2031	3,800,000	5,144,217
New York, NY, Transitional Finance Authority Future Tax Secured Rev., ”A-4“, 4%, 11/01/2038	3,285,000	3,839,191
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, ”A“, 4%, 11/01/2034	1,000,000	1,191,722
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, ”A“, 4%, 11/01/2035	1,000,000	1,185,851
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, ”E-1“, 5%, 2/01/2035	1,165,000	1,512,926
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, ”E-1“, 5%, 2/01/2036	815,000	1,054,591
New York, NY, Transitional Finance Authority Future Tax Secured Subordinate, ”E-1“, 5%, 2/01/2037	4,360,000	5,624,339
New York, NY, Transitional Finance Authority Rev., ”C-1“, 4%, 5/01/2036	2,000,000	2,365,235
New York, NY, Transitional Finance Authority Rev., ”C-1“, 4%, 5/01/2037	2,280,000	2,683,798
New York, NY, Transitional Finance Authority Rev., ”C-1“, 4%, 5/01/2038	2,800,000	3,277,606
New York, NY, Transitional Finance Authority Rev., ”C-1“, 4%, 5/01/2039	3,500,000	4,084,211

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York, NY, Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), ”A“, 4%, 12/01/2035	$245,000	$ 289,140
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), ”A“, 5%, 12/01/2031	330,000	430,278
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), ”A“, 5%, 12/01/2032	1,090,000	1,412,579
New York, NY, Trust for Cultural Resources Refunding Rev. (Lincoln Center for the Performing Arts, Inc.), ”A“, 4%, 12/01/2034	910,000	1,079,413
Port Authority of NY & NJ (214th Series), 4%, 9/01/2037	2,220,000	2,548,158
Port Authority of NY & NJ (214th Series), 4%, 9/01/2039	920,000	1,048,813
Port Authority of NY & NJ (214th Series), 4%, 9/01/2043	1,485,000	1,675,657
Port Authority of NY & NJ (221st Series), 4%, 7/15/2045	1,430,000	1,615,474
Port Authority of NY & NJ (221st Series), 4%, 7/15/2050	3,570,000	4,016,648
Port Authority of NY & NJ (221st Series), 4%, 7/15/2055	11,455,000	12,797,146
Port Authority of NY & NJ (223th Series), 5%, 7/15/2033	900,000	1,169,809
Port Authority of NY & NJ (223th Series), 4%, 7/15/2034	1,030,000	1,220,485
Port Authority of NY & NJ (223th Series), 4%, 7/15/2035	1,050,000	1,237,095
Port Authority of NY & NJ (223th Series), 4%, 7/15/2036	645,000	754,885
Port Authority of NY & NJ (223th Series), 4%, 7/15/2037	1,405,000	1,635,131
Port Authority of NY & NJ (223th Series), 4%, 7/15/2038	2,805,000	3,253,581
Port Authority of NY & NJ (223th Series), 4%, 7/15/2039	1,870,000	2,160,405
Port Authority of NY & NJ (223th Series), 4%, 7/15/2040	820,000	943,906
Port Authority of NY & NJ (226th Series), 5%, 10/15/2030 (w)	860,000	1,103,186
Port Authority of NY & NJ (226th Series), 5%, 10/15/2032 (w)	570,000	734,181
Port Authority of NY & NJ (226th Series), 5%, 10/15/2033 (w)	680,000	870,408
Port Authority of NY & NJ (226th Series), 5%, 10/15/2034 (w)	1,120,000	1,426,241
Port Authority of NY & NJ (226th Series), 5%, 10/15/2035 (w)	1,035,000	1,312,506
Port Authority of NY & NJ (226th Series), 5%, 10/15/2036 (w)	1,080,000	1,363,001
Port Authority of NY & NJ (226th Series), 5%, 10/15/2037 (w)	1,520,000	1,909,852
Port Authority of NY & NJ (226th Series), 5%, 10/15/2038 (w)	2,995,000	3,747,861
Port Authority of NY & NJ (226th Series), 5%, 10/15/2039 (w)	2,220,000	2,767,894
Port Authority of NY & NJ (226th Series), 5%, 10/15/2040 (w)	2,170,000	2,693,287
Port Authority of NY & NJ (226th Series), 5%, 10/15/2041 (w)	1,775,000	2,199,445
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2028	1,670,000	1,703,736
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2029	2,435,000	2,474,842
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2030	1,870,000	1,890,284

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2031	$2,315,000	$ 2,329,372
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2032	4,280,000	4,301,176
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2033	3,775,000	3,790,508
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2034	3,380,000	3,388,219
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2035	4,510,000	4,515,305
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2036	1,470,000	1,470,501
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2034	950,000	1,147,898
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2035	480,000	578,149
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2041	2,710,000	3,137,768
Triborough Bridge & Tunnel Authority Rev., NY, ”A“, 0.387%, 1/01/2032 (Put Date 2/01/2024)	2,535,000	2,533,848
		$394,158,728
North Carolina - 1.5%
Durham, SC, Multifamily Housing Authority Rev. (JJ Henderson Senior Apartment Project), 0.3%, 6/01/2024 (Put Date 6/01/2023)	$1,905,000	$ 1,907,686
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 5%, 5/01/2029	525,000	669,730
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 5%, 5/01/2030	560,000	722,457
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 5%, 5/01/2031	1,000,000	1,310,855
North Carolina Capital Facilities Finance Agency, Education Facilities Refunding Rev. (High Point University), 4%, 5/01/2032	1,000,000	1,208,420
North Carolina Housing Finance Agency, Home Ownership Rev., ”44“, 4%, 7/01/2050	1,700,000	1,913,542
North Carolina Housing Finance Agency, Home Ownership Rev., ”46-A“, GNMA, 3%, 7/01/2051 (w)	15,000,000	16,443,442
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	205,000	217,661

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	$260,000	$ 277,103
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	285,000	300,746
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), ”A“, 5%, 10/01/2040	915,000	1,096,046
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), ”A“, 5%, 10/01/2045	875,000	1,036,352
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), ”A“, 5%, 10/01/2050	560,000	659,533
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligated Group), ”A“, 4%, 11/01/2052	6,130,000	6,959,491
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), ”A“, 5%, 9/01/2037	100,000	102,766
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), ”C“, 5%, 9/01/2041	370,000	382,540
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), ”C“, 5%, 9/01/2046	1,350,000	1,386,576
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2042	610,000	691,700
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2047	1,195,000	1,346,490
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2051	2,440,000	2,742,594
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2054	975,000	1,094,384
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2031	1,600,000	1,922,742
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Refunding Rev., AGM, 5%, 1/01/2036	11,650,000	14,437,803
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., AGM, 5%, 1/01/2049	1,780,000	2,186,961
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2027	1,400,000	1,734,128

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2028	$1,875,000	$ 2,367,124
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2029	1,490,000	1,912,559
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2030	1,250,000	1,628,608
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2031	1,350,000	1,748,140
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2032	1,000,000	1,289,400
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2033	1,000,000	1,283,923
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2027	1,510,000	1,728,869
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2031	1,250,000	1,396,983
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2033	1,375,000	1,527,141
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	5,065,000	5,884,327
		$83,518,822
North Dakota - 0.6%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), ”A“, 4%, 7/01/2034	$330,000	$ 345,701
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), ”A“, 4%, 1/01/2051 (u)	12,115,000	13,632,495
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), ”D“, 4.25%, 1/01/2049 (u)	6,325,000	6,975,343
North Dakota State Board of Higher Education, Housing and Auxiliary Facilities Rev. (University of North Dakota), ”A“, AGM, 4%, 4/01/2039	2,340,000	2,697,708
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2034	3,895,000	4,445,340
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2038	3,620,000	4,089,589
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2048	200,000	222,046
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2053	1,485,000	1,642,597
		$34,050,819

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - 3.3%
Akron, Bath, & Copley, OH, Joint Township Hospital District, Hospital Facilities Rev. (Summa Health Obligated Group), 4%, 11/15/2034	$485,000	$ 559,303
Akron, Bath, & Copley, OH, Joint Township Hospital District, Hospital Facilities Rev. (Summa Health Obligated Group), 4%, 11/15/2035	485,000	557,427
Akron, Bath, & Copley, OH, Joint Township Hospital District, Hospital Facilities Rev. (Summa Health Obligated Group), 4%, 11/15/2036	485,000	556,167
Akron, Bath, & Copley, OH, Joint Township Hospital District, Hospital Improvement Rev. (Children's Hospital Medical Center of Akron), 5%, 11/15/2038	3,005,000	3,267,387
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), ”B“, 5%, 2/15/2024 (Prerefunded 2/15/2022)	1,500,000	1,563,380
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2031	1,800,000	2,322,093
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2034	900,000	1,139,483
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2035	450,000	567,141
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 5%, 6/01/2036	1,400,000	1,753,367
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2039	450,000	516,895
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2048	6,485,000	7,231,490
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	22,650,000	25,517,714
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-3, Capital Appreciation, ”2“, 0%, 6/01/2057	62,655,000	9,473,987
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Flats East Development Project), ”B“, 7%, 5/15/2040	990,000	991,891
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 4.75%, 2/15/2047	4,065,000	4,473,386
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2057	10,245,000	11,959,861
Franklin County, OH, Hospital Facilities Rev. (OhioHealth Corp.), ”A“, 4%, 5/15/2047	4,140,000	4,576,947
Lancaster, PA, Port Authority Gas Supply Rev., ”A“, 5%, 8/01/2049 (Put Date 2/01/2025)	5,250,000	6,085,942
Lucas County, OH, Hospital Rev. (Promedica Healthcare), ”A“, 5.25%, 11/15/2048	485,000	554,576

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Miami County, OH, Hospital Facilities Rev. (Kettering Health), ”A“, 5%, 8/01/2049	$9,845,000	$ 11,788,694
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), ”A“, 4%, 8/01/2041 (w)	3,140,000	3,545,462
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), ”A“, 4%, 8/01/2047	1,740,000	1,952,731
Montgomery County, OH, Hospital Facilities Improvement and Refunding Rev. (Kettering Health Network Obligated Group Project), 4%, 8/01/2041	345,000	402,616
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), ”A“, 5%, 11/15/2034	1,000,000	1,235,247
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), ”A“, 4%, 11/15/2038	4,380,000	4,881,935
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), ”A“, 4%, 11/15/2042	1,425,000	1,571,659
Northeast Ohio Medical University, General Receipts, ”A“, 4%, 12/01/2035	140,000	159,016
Northeast Ohio Medical University, General Receipts, ”A“, 4%, 12/01/2045	105,000	115,444
Ohio Air Quality Development Authority, Air Quality Rev. (American Electric Power Co.), ”B“, 2.6%, 6/01/2041 (Put Date 10/01/2029)	4,615,000	4,872,155
Ohio Air Quality Development Authority, Air Quality Rev. (American Electric Power Co.), ”C“, 2.1%, 12/01/2027 (Put Date 10/01/2024)	8,400,000	8,735,674
Ohio Air Quality Development Authority, Air Quality Rev. (American Electric Power Co.), ”C“, 2.1%, 4/01/2028 (Put Date 10/01/2024)	3,925,000	4,081,299
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028 (n)	9,440,000	10,236,510
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038 (n)	250,000	276,128
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048 (n)	330,000	366,339
Ohio Higher Educational Facility Commission Rev. (Franciscan University of Steubenville), 5%, 11/01/2041	3,000,000	3,443,549
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2035	1,130,000	1,429,381
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2038	1,075,000	1,346,120

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2039	$1,135,000	$ 1,417,238
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2042	1,950,000	2,410,960
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), ”A“, 4.5%, 9/01/2048 (u)	4,045,000	4,524,341
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), ”A“, 4.5%, 9/01/2049 (u)	8,085,000	9,083,312
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2034	865,000	1,089,067
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2036	635,000	725,235
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2038	620,000	694,980
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2040	590,000	657,687
Ohio State University, Special Purpose Rev., ”A“, 5%, 6/01/2038 (u)	3,355,000	3,664,993
Ohio State University, Special Purpose Rev., ”A“, 5%, 6/01/2043 (u)	8,150,000	8,903,038
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,740,000	8,830,403
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	385,000	386,179
		$186,495,829
Oklahoma - 0.5%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$235,000	$ 238,507
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2045	2,360,000	2,818,199
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,495,000	1,615,592
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5%, 8/15/2029	150,000	184,634
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5%, 8/15/2033	810,000	979,407
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5%, 8/15/2038	1,135,000	1,353,975
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.25%, 8/15/2043	395,000	475,587

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - continued
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.25%, 8/15/2048	$1,140,000	$ 1,363,664
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.5%, 8/15/2052	9,880,000	11,992,379
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.5%, 8/15/2057	2,630,000	3,185,127
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), ”A“, 4.75%, 9/01/2048	2,380,000	2,692,690
Tulsa, OK, Airport Improvement Trust Rev., ”A“, 5%, 6/01/2045	755,000	840,962
		$27,740,723
Oregon - 0.9%
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), ”B-2“, 2.75%, 11/15/2025 (n)	$950,000	$ 956,203
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 2.4%, 8/01/2025 (Put Date 5/02/2022)	1,275,000	1,276,837
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 2.4%, 7/01/2038 (Put Date 5/01/2022)	1,730,000	1,766,134
Medford, OR, Hospital Facility Authority Rev. (Asante Projects), ”A“, 5%, 8/15/2045	2,140,000	2,679,095
Medford, OR, Hospital Facility Authority Rev. (Asante Projects), ”A“, 4%, 8/15/2050	1,510,000	1,704,355
Medford, OR, Hospital Facility Authority Rev. (Asante Projects), ”A“, 5%, 8/15/2050	1,425,000	1,778,277
Medford, OR, Hospital Facility Authority Rev. (Asante Projects), ”A“, AGM, 4%, 8/15/2045	3,920,000	4,553,111
Oregon Facilities Authority Rev. (Legacy Health), ”A“, 5%, 6/01/2046	10,100,000	11,687,540
Oregon Facilities Authority Rev. (Samaritan Health Services Project), ”A“, 5%, 10/01/2040	750,000	925,666
Oregon Health & Sciences University Rev., ”B“, 5%, 7/01/2034	7,500,000	8,838,845
Oregon Housing & Community Services Department Mortgage Rev. (Single-Family Mortgage Program), ”D“, 4.75%, 1/01/2050 (u)	7,585,000	8,481,340
Port of Portland, OR, International Airport Rev., ”24B“, 5%, 7/01/2042	1,340,000	1,553,501
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, ”B“, 5%, 6/15/2030	4,000,000	4,945,814

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, ”B“, 5%, 6/15/2033	$1,750,000	$ 2,142,487
		$53,289,205
Pennsylvania - 6.8%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 4%, 4/01/2044	$11,910,000	$ 13,049,196
Allentown, PA, City School District Rev., ”C“, BAM, 4%, 2/01/2035	1,150,000	1,320,986
Allentown, PA, City School District Rev., ”C“, BAM, 4%, 2/01/2036	1,100,000	1,259,515
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2028 (n)	250,000	300,513
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033 (n)	135,000	159,436
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042 (n)	330,000	386,904
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2027 (n)	2,000,000	2,369,369
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2035	500,000	581,027
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2036	1,075,000	1,245,206
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2037	500,000	577,233
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2038	500,000	575,682
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2041	2,500,000	2,856,999
Beaver County, PA, Economic Development Authority Rev., BAM, 4%, 11/15/2035	2,280,000	2,572,558
Beaver County, PA, Economic Development Authority Rev., BAM, 4%, 11/15/2036	855,000	961,648
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2028	1,125,000	1,219,563
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2029	3,955,000	4,245,016
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2030	2,025,000	2,156,070

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2037	$940,000	$ 970,730
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2047	1,460,000	1,463,793
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), ”A“, 5%, 11/01/2044	7,670,000	7,676,811
Berks County, PA, Municipal Authority Rev. (Tower Health Project), ”B“, 5%, 2/01/2040 (Put Date 2/01/2030)	4,200,000	4,664,010
Berks County, PA, Municipal Authority Rev. (Tower Health Project), ”B-1“, 5%, 2/01/2040 (Put Date 2/01/2025)	9,885,000	10,600,546
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	550,000	664,064
Berks County, PA, Reading School District, BAM, 4%, 4/01/2044	945,000	1,072,939
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke's University Health Network Project), 4%, 8/15/2044	895,000	990,252
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke's University Health Network Project), 4%, 8/15/2050	4,485,000	4,930,697
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2032	225,000	253,309
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2033	270,000	302,679
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2034	335,000	373,722
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2035	325,000	361,200
Cambria County, PA, General Obligation, ”B“, AGM, 4%, 8/01/2036	170,000	188,643
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), ”A“, 4.75%, 12/15/2037	1,115,000	1,239,252
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), ”A“, 5%, 12/15/2047	530,000	589,626
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), ”A“, 5%, 12/15/2051	645,000	716,233
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	1,475,000	1,814,978
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	1,260,000	1,543,165

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	$630,000	$ 768,734
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2022	1,105,000	1,134,697
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2023	795,000	843,838
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033 (Prerefunded 1/01/2025)	310,000	349,277
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033	1,845,000	1,941,794
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038 (Prerefunded 1/01/2025)	30,000	34,909
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038	315,000	345,056
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ETM, 5%, 1/01/2022	170,000	175,970
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ETM, 5%, 1/01/2023	120,000	129,796
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	1,440,000	1,563,147
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2048	505,000	572,018
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 0.878% (LIBOR - 3mo. + 0.75%), 6/01/2037	7,315,000	7,170,215
Doylestown, PA, Hospital Rev., ”A“, 4%, 7/01/2045	585,000	607,919
Doylestown, PA, Hospital Rev., ”A“, 5%, 7/01/2049	590,000	658,759
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	365,000	377,210
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	470,000	483,879
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	485,000	494,984
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	265,000	270,054
Erie, PA, City School District General Obligation, ”A“, AGM, 5%, 4/01/2034	820,000	1,029,641

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Lehigh County, PA, Hospital Authority Rev. (Lehigh Valley Health Network), ”A“, 4%, 7/01/2049	$7,950,000	$ 9,062,796
Lehigh County, PA, Water & Sewer Authority Rev. (Allentown Concession), Capital Appreciation, ”B“, 0%, 12/01/2036	12,095,000	7,969,911
Lehigh County, PA, Water & Sewer Authority Rev., ”A“, 5%, 12/01/2043	4,445,000	4,923,591
Lehigh County, PA, Water & Sewer Authority Rev., ”A“, 5%, 12/01/2043 (Prerefunded 12/01/2023)	5,165,000	5,808,042
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2021	755,000	779,002
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2023	675,000	751,119
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2024	690,000	791,647
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2026	630,000	762,952
Luzerne County, PA, ”A“, AGM, 5%, 11/15/2029	5,835,000	6,925,745
Luzerne County, PA, ”A“, AGM, 5%, 12/15/2029	1,570,000	1,961,078
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	940,000	1,135,086
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2031	680,000	856,397
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2032	2,625,000	3,218,297
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 5%, 9/01/2033	2,000,000	2,443,444
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2044	1,970,000	2,206,300
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2049	1,880,000	2,091,041
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2051	3,785,000	4,202,861
Montgomery County, PA, Industrial Development Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), ”C“, 5%, 11/15/2045	1,380,000	1,633,463
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	1,015,000	1,056,870
Montour County, PA, Geisinger Authority Health System Rev., ”A“, 4%, 4/01/2039	3,320,000	3,882,760
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2032	450,000	534,908
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2033	600,000	707,178
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2044	1,310,000	1,502,283

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2049	$800,000	$ 914,143
Pennsylvania Economic Development Financing Authority Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2021	3,270,000	3,305,363
Pennsylvania Economic Development Financing Authority Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2021	3,270,000	3,380,600
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 4%, 1/01/2026	1,110,000	1,251,724
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 4%, 1/01/2027	760,000	867,029
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 4%, 1/01/2028	795,000	913,445
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal Refunding Rev. (Philadelphia Biosolids Facility Project), 4%, 1/01/2031	210,000	244,639
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), ”A“, 0.2%, 4/01/2034 (Put Date 4/15/2021)	1,660,000	1,660,032
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), ”B“, 0.2%, 4/01/2049 (Put Date 4/15/2021)	1,475,000	1,475,029
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management Project, Inc.), 2.15%, 7/01/2041 (Put Date 7/01/2024)	8,000,000	8,389,218
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), ”A“, AGM, 4%, 5/01/2040	1,310,000	1,488,044
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), ”A“, 5%, 3/01/2038	1,000,000	1,219,679
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), ”A“, 5%, 3/01/2039	250,000	304,116
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 6.25%, 10/01/2043 (Prerefunded 10/01/2021)	2,305,000	2,373,574
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 5%, 10/01/2044 (Prerefunded 10/01/2022)	3,915,000	4,196,674
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., ”128A“, 4.75%, 4/01/2033 (u)	5,705,000	6,300,152

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134A”, 3%, 10/01/2049	$15,380,000	$ 16,644,336
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028 (Prerefunded 4/01/2022)	1,870,000	1,960,544
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2030	2,000,000	2,427,214
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2032	7,820,000	9,476,065
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2033	22,255,000	26,940,839
Pennsylvania Turnpike Commission Rev., ”A“, 5%, 12/01/2044	2,220,000	2,770,189
Philadelphia, PA, ”B“, 5%, 2/01/2032	5,250,000	6,757,605
Philadelphia, PA, ”B“, 5%, 2/01/2035	3,850,000	4,887,552
Philadelphia, PA, Airport Refunding Rev., ”B“, 5%, 7/01/2047	5,000,000	5,796,328
Philadelphia, PA, Airport Rev., ”B“, 5%, 7/01/2033	4,215,000	5,018,264
Philadelphia, PA, Airport Rev., ”B“, 5%, 7/01/2034	250,000	296,861
Philadelphia, PA, Airport Rev., ”B“, 5%, 7/01/2042	11,175,000	13,044,022
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.625%, 8/01/2036	315,000	350,464
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.75%, 8/01/2046	1,030,000	1,135,282
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.375%, 8/01/2051	1,530,000	1,697,721
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”B“, 6%, 8/01/2051	1,180,000	1,311,759
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), ”A-1“, 6.75%, 6/15/2033	150,000	165,524
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), ”A-1“, 7%, 6/15/2043	355,000	390,731
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), ”A“, 5%, 9/01/2035	1,040,000	1,243,509
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), ”A“, 5%, 9/01/2042	10,810,000	12,740,765
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”I“, 5%, 12/01/2037	2,080,000	2,417,617

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”I“, 5%, 12/01/2058	$8,300,000	$ 9,458,643
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”III“, 5.25%, 12/01/2047 (n)	350,000	369,391
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”III“, 5.5%, 12/01/2058 (n)	505,000	535,360
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2037	565,000	594,614
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2042	1,940,000	2,019,959
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2049	1,685,000	1,734,890
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), ”15“, 5%, 8/01/2042	9,075,000	10,847,332
Philadelphia, PA, Gas Works Rev., ”14“, AGM, 5%, 10/01/2033	2,910,000	3,513,927
Philadelphia, PA, Redevelopment Authority Refunding Rev. (Neighborhood Transformation Initiative), BAM, 5%, 4/15/2024	1,900,000	1,990,991
Philadelphia, PA, School District, ”A“, 5%, 9/01/2033	310,000	387,510
Philadelphia, PA, School District, ”A“, 5%, 9/01/2035	1,160,000	1,438,734
Philadelphia, PA, School District, ”A“, 4%, 9/01/2036	1,565,000	1,790,403
Philadelphia, PA, School District, ”A“, 5%, 9/01/2036	385,000	475,460
Philadelphia, PA, School District, ”A“, 4%, 9/01/2037	1,240,000	1,409,970
Philadelphia, PA, School District, ”A“, 5%, 9/01/2037	385,000	473,520
Philadelphia, PA, School District, ”A“, 4%, 9/01/2038	1,775,000	2,022,842
Philadelphia, PA, School District, ”A“, 5%, 9/01/2038	385,000	472,950
Philadelphia, PA, School District, ”A“, 4%, 9/01/2039	1,000,000	1,135,079
Philadelphia, PA, School District, ”B“, 5%, 9/01/2043	1,160,000	1,397,485
Philadelphia, PA, School District, ”F“, 5%, 9/01/2037	1,020,000	1,219,095
Philadelphia, PA, School District, ”F“, 5%, 9/01/2038	255,000	304,185
Philadelphia, PA, Water & Wastewater Refunding Rev., ”A“, 5%, 11/01/2045	6,500,000	8,318,351
Pittsburgh, PA, Water & Sewer Authority Rev., ”A“, AGM, 5%, 9/01/2032	750,000	1,020,067
Pittsburgh, PA, Water & Sewer Authority Rev., ”A“, AGM, 5%, 9/01/2033	565,000	780,392
Pittsburgh, PA, Water & Sewer Authority Rev., ”A“, AGM, 4%, 9/01/2035	285,000	338,778

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pittsburgh, PA, Water & Sewer Authority Rev., ”A“, AGM, 5%, 9/01/2044	$1,875,000	$ 2,305,828
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2044	1,920,000	2,147,738
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2046	2,945,000	3,281,962
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2048	2,015,000	2,238,663
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	90,000	91,688
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	80,000	86,495
West Shore, PA, Area Authority Rev. (Messiah Village Project), ”A“, 5%, 7/01/2030	445,000	487,399
West Shore, PA, Area Authority Rev. (Messiah Village Project), ”A“, 5%, 7/01/2035	435,000	470,810
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), ”A“, 4%, 7/01/2025	350,000	388,074
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), ”A“, 5%, 7/01/2027	570,000	683,565
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), ”A“, 5%, 7/01/2029	640,000	788,439
		$383,189,479
Puerto Rico - 4.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”A“, NPFG, 4.75%, 7/01/2038	$5,860,000	$ 5,927,595
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”D“, AGM, 5%, 7/01/2032	5,005,000	5,167,194
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”J“, NPFG, 5%, 7/01/2029	365,000	374,299
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”L“, AAC, 5.25%, 7/01/2038	13,075,000	14,718,522
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”M“, AGM, 5%, 7/01/2032	660,000	681,459
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2030	5,350,000	5,873,745

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, AAC, 5.25%, 7/01/2031	$1,980,000	$ 2,181,803
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NPFG, 5.25%, 7/01/2032	1,515,000	1,680,330
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”N“, NPFG, 5.25%, 7/01/2033	3,330,000	3,689,856
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ”Y“, AGM, 6.25%, 7/01/2021	2,445,000	2,472,802
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, ”A“, NPFG, 5%, 7/01/2038	570,000	584,522
Commonwealth of Puerto Rico, General Obligation, ”A“, 8%, 7/01/2035 (a)(d)	50,110,000	39,336,350
Commonwealth of Puerto Rico, Public Improvement, AAC, 4.5%, 7/01/2023	210,000	210,301
Commonwealth of Puerto Rico, Public Improvement, ”A“, AGM, 5%, 7/01/2035	7,435,000	7,685,581
Commonwealth of Puerto Rico, Public Improvement, ”A“, NPFG, 5.5%, 7/01/2021	570,000	573,732
Commonwealth of Puerto Rico, Public Improvement, ”A-4“, AGM, 5.25%, 7/01/2030	785,000	812,457
Commonwealth of Puerto Rico, Public Improvement, ”C-7“, NPFG, 6%, 7/01/2027	2,560,000	2,640,631
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., ”A“, AAC, 5%, 7/01/2031	7,120,000	7,284,916
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	10,160,000	9,194,800
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	1,535,000	1,389,175
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2021 (a)(d)	850,000	771,375
Puerto Rico Electric Power Authority Rev., ”AAA“, 5.25%, 7/01/2030 (a)(d)	405,000	367,538
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	3,815,000	3,462,112
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2020 (a)(d)	425,000	383,563
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	3,990,000	3,610,950
Puerto Rico Electric Power Authority Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	6,450,000	5,837,250
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.625%, 7/01/2023	445,000	445,815

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., ”DDD“, AGM, 3.65%, 7/01/2024	$1,915,000	$ 1,918,514
Puerto Rico Electric Power Authority Rev., ”EEE“, 6.05%, 7/01/2032 (a)(d)	2,380,000	2,109,275
Puerto Rico Electric Power Authority Rev., ”NN“, NPFG, 5.25%, 7/01/2022	1,505,000	1,551,705
Puerto Rico Electric Power Authority Rev., ”NN“, NPFG, 4.75%, 7/01/2033	225,000	227,595
Puerto Rico Electric Power Authority Rev., ”PP“, NPFG, 5%, 7/01/2022	905,000	917,578
Puerto Rico Electric Power Authority Rev., ”PP“, NPFG, 5%, 7/01/2024	160,000	163,336
Puerto Rico Electric Power Authority Rev., ”PP“, NPFG, 5%, 7/01/2025	210,000	215,350
Puerto Rico Electric Power Authority Rev., ”RR“, AGM, 5%, 7/01/2028	110,000	113,565
Puerto Rico Electric Power Authority Rev., ”RR“, NPFG, 5%, 7/01/2022	555,000	562,713
Puerto Rico Electric Power Authority Rev., ”SS“, AGM, 4.375%, 7/01/2030	230,000	230,545
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	1,955,000	1,769,275
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	1,705,000	1,543,025
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2027 (a)(d)	345,000	312,225
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	5,215,000	4,719,575
Puerto Rico Electric Power Authority Rev., ”TT“, NPFG, 5%, 7/01/2024	970,000	990,222
Puerto Rico Electric Power Authority Rev., ”TT“, NPFG, 5%, 7/01/2026	35,000	35,892
Puerto Rico Electric Power Authority Rev., ”UU“, AGM, 5%, 7/01/2022	360,000	371,655
Puerto Rico Electric Power Authority Rev., ”UU“, AGM, 4.25%, 7/01/2027	1,385,000	1,388,159
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2025	280,000	303,998
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2026	840,000	922,905
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2029	2,295,000	2,543,165

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2030	$3,085,000	$ 3,417,556
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2034	465,000	514,494
Puerto Rico Electric Power Authority Rev., ”WW“, 5.375%, 7/01/2022 (a)(d)	360,000	327,150
Puerto Rico Electric Power Authority Rev., ”WW“, 5.25%, 7/01/2025 (a)(d)	815,000	739,613
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	2,450,000	2,183,562
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	2,730,000	2,477,475
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2024 (a)(d)	955,000	866,663
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	2,950,000	2,677,125
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	5,000,000	5,125,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	2,805,000	2,841,805
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	520,000	520,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	130,000	129,866
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	600,000	608,071
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	155,000	154,835

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	$2,205,000	$ 2,232,036
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	690,000	689,159
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	735,000	744,741
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	820,000	819,030
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	545,000	553,175
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2023	3,810,000	4,034,172
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2024	7,335,000	7,896,112
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2025	705,000	768,554
Puerto Rico Infrastructure Financing Authority Special Tax Rev., ”C“, AAC, 5.5%, 7/01/2028	755,000	836,130
Puerto Rico Municipal Finance Agency, ”A“, AGM, 5%, 8/01/2027	190,000	196,157
Puerto Rico Public Buildings Authority Government Facilities Rev., ”I“, AGM, 5%, 7/01/2036	425,000	438,773
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-2“, AAC, 10%, 7/01/2035	4,660,000	4,897,223
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-3“, NPFG, 6%, 7/01/2027	1,600,000	1,650,394
Puerto Rico Public Buildings Authority Government Facilities Rev., ”M-3“, NPFG, 6%, 7/01/2028	435,000	449,102
Puerto Rico Public Buildings Authority Government Facilities Rev., ”N“, AGM, 5%, 7/01/2032	400,000	412,963
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.5%, 7/01/2034	395,000	426,104

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.55%, 7/01/2040	$974,000	$ 1,055,624
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 5%, 7/01/2058	21,041,000	23,169,928
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.329%, 7/01/2040	9,821,000	10,505,720
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	132,000	141,539
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.784%, 7/01/2058	1,824,000	1,973,760
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2024	157,000	147,352
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2027	1,554,000	1,361,426
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2029	293,000	241,307
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2031	14,021,000	10,730,832
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2033	13,721,000	9,739,490
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”2019A-1“, 0%, 7/01/2046	9,798,000	2,990,056
University of Puerto Rico Rev., ”P“, NPFG, 5%, 6/01/2025	350,000	358,917
		$262,311,936
Rhode Island - 0.2%
Providence, RI, ”A“, 5%, 1/15/2025 (Prerefunded 1/15/2023)	$1,345,000	$ 1,458,501
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 5%, 12/01/2021	1,120,000	1,153,564
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.25%, 12/01/2022	1,455,000	1,457,660
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 5%, 12/01/2022	700,000	751,893
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.5%, 12/01/2034	1,845,000	1,902,413
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.625%, 12/01/2037	4,625,000	4,762,182
		$11,486,213

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - 2.0%
Chesterfield County, SC, School District, 5%, 3/01/2025	$2,250,000	$ 2,345,836
Lexington County, SC, Health Services District, Inc., Hospital Refunding Rev., 5%, 11/01/2028	650,000	806,380
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), ”A“, 5%, 10/01/2040	3,880,000	4,587,237
Richland County, SC, Environmental Improvement Rev. (International Paper), ”A“, 3.875%, 4/01/2023	5,750,000	6,105,240
Rock Hill, SC, Combined Utility System Rev., ”A“, 4%, 1/01/2049	4,350,000	4,957,487
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2021	875,000	876,737
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	8,425,000	9,609,466
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), ”A“, 5%, 5/01/2048	6,685,000	7,867,114
South Carolina Jobs & Economic Development Authority, Hospital Rev. (St. Joseph's/Candler Health System, Inc.), ”C“, 5%, 7/01/2032	5,000,000	6,230,761
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	1,580,000	1,684,644
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	1,210,000	1,288,741
South Carolina Ports Authority Rev., 5.25%, 7/01/2050 (Prerefunded 7/01/2025)	3,075,000	3,669,700
South Carolina Ports Authority Rev. (tax-exempt), ”B“, 5%, 7/01/2044	8,000,000	9,700,316
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2035	3,405,000	3,935,335
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2037	5,290,000	6,073,412
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2039	5,235,000	5,977,948
South Carolina Public Service Authority Rev., ”A“, 5.125%, 12/01/2043	2,745,000	3,052,554
South Carolina Public Service Authority Rev., ”B“, 5.125%, 12/01/2043	6,550,000	7,283,873
South Carolina Public Service Authority Rev., ”C“, 5%, 12/01/2036	2,920,000	3,001,714
South Carolina Student Loan Corp., Student Loan Rev., ”A“, 2.641%, 12/01/2026	7,990,000	7,816,362
South Carolina Student Loan Corp., Student Loan Rev., ”A“, 2.771%, 12/01/2027	3,700,000	3,579,032

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Student Loan Corp., Student Loan Rev., ”A“, 2.923%, 12/01/2028	$2,750,000	$ 2,634,864
South Carolina Student Loan Corp., Student Loan Rev., ”A“, 2.993%, 12/01/2029	1,800,000	1,712,844
South Carolina Student Loan Corp., Student Loan Rev., ”A“, 3.043%, 12/01/2030	575,000	543,718
South Carolina Student Loan Corp., Student Loan Rev., ”A“, 3.593%, 12/01/2039	4,150,000	3,993,503
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 5%, 4/15/2048	4,620,000	5,422,673
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, AGM, 4%, 4/15/2045	1,080,000	1,217,108
		$115,974,599
South Dakota - 0.3%
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., ”B“, 5%, 6/01/2024	$1,000,000	$ 1,089,462
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., ”B“, 5%, 6/01/2025	1,000,000	1,085,694
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., ”B“, 5%, 6/01/2026	1,400,000	1,516,186
South Dakota Housing Development Authority, Homeownership Mortgage, ”A“, 3%, 11/01/2051	3,010,000	3,297,308
South Dakota Housing Development Authority, Homeownership Mortgage, ”B“, 4.5%, 11/01/2048 (u)	8,300,000	9,249,547
		$16,238,197
Tennessee - 2.3%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), ”A“, 5.25%, 1/01/2045 (Prerefunded 1/01/2023)	$10,310,000	$ 11,196,248
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-1“, 4%, 8/01/2044	440,000	488,199
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2044	655,000	794,227
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), ”A-2“, 5%, 8/01/2049	330,000	397,157
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), ”A“, 5%, 1/01/2042	7,000,000	8,139,142
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2030	790,000	935,754
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	2,805,000	3,255,410

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), ”A“, 5%, 9/01/2030	$7,250,000	$ 8,961,349
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), ”A“, 5%, 9/01/2040	9,465,000	11,326,161
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2031 (w)	250,000	325,329
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2032 (w)	1,155,000	1,492,209
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2033 (w)	1,750,000	2,242,929
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2034 (w)	3,695,000	4,716,815
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2035 (w)	3,880,000	4,938,233
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2036 (w)	4,075,000	5,170,292
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2037 (w)	4,280,000	5,409,671
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2038 (w)	4,495,000	5,663,120
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2039 (w)	4,715,000	5,922,064
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2040 (w)	1,955,000	2,446,934
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., ”A“, 5%, 5/15/2029 (Prerefunded 5/15/2021)	4,765,000	4,790,984
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., ”A“, 5%, 5/15/2030 (Prerefunded 5/15/2021)	2,500,000	2,513,633
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), ”A“, 5%, 7/01/2035	2,685,000	3,188,809
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2034	170,000	198,363
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2039	230,000	264,619
Metropolitan Nashville Airport Authority, TN, Airport Rev., ”B“, 5%, 7/01/2035	1,700,000	2,130,723
Metropolitan Nashville Airport Authority, TN, Airport Rev., ”B“, 5%, 7/01/2054	10,000,000	12,076,656

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2022	$1,665,000	$ 1,778,404
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2023	2,385,000	2,650,895
Tennessee Energy Acquisition Corp., Gas Rev., ”A“, 5.25%, 9/01/2026	2,805,000	3,405,410
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 3.75%, 7/01/2039	1,450,000	1,577,947
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 4%, 1/01/2043	2,125,000	2,320,919
Tennessee Housing Development Agency, Residential Finance Program Rev., ”2-C“, 4%, 1/01/2045	770,000	814,978
Tennessee Housing Development Agency, Residential Finance Program Rev., ”3“, 4.25%, 7/01/2049	2,485,000	2,742,753
Tennessee Housing Development Agency, Residential Finance Program Rev., ”4“, 4.5%, 7/01/2049 (u)	7,510,000	8,403,111
		$132,679,447
Texas - 4.2%
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2028	$650,000	$ 830,012
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2029	600,000	780,571
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2030	850,000	1,095,333
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2031	630,000	808,034
Arlington, TX, Higher Education Finance Corp. Rev. (Riverwalk Education Foundation, Inc.), PSF, 5%, 8/15/2032	625,000	797,864
Arlington, TX, Senior Lien Special Tax Rev., ”A“, AGM, 5%, 2/15/2037	1,200,000	1,471,752
Arlington, TX, Senior Lien Special Tax Rev., ”A“, AGM, 5%, 2/15/2038	980,000	1,199,089
Arlington, TX, Senior Lien Special Tax Rev., ”A“, AGM, 5%, 2/15/2043	5,100,000	6,166,090
Austin, TX, Airport System Rev., ”B“, 5%, 11/15/2041	1,070,000	1,242,012
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2029	715,000	804,443
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2031	1,055,000	1,171,513
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2034	200,000	197,437

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2026	$490,000	$ 506,897
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2028	315,000	322,320
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2030	460,000	462,434
Austin, TX, Water & Wastewater System Rev., 5%, 11/15/2027	3,000,000	3,232,225
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., ”1A“, 2.35%, 4/01/2040	515,000	497,435
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., ”1A“, 3%, 4/01/2040	900,000	842,013
Brazos, TX, Higher Education Authority, Inc., Taxable Student Loan Program Rev., ”1A“, 3.414%, 4/01/2040	1,110,000	1,124,401
Central Texas Regional Mobility Authority Subordinate Lien Rev., ”C“, 5%, 1/01/2027 (w)	13,975,000	16,482,667
College of the Mainland, TX, General Obligation, 4%, 8/15/2044	2,240,000	2,566,058
Dallas and Fort Worth, TX, International Airport Rev., ”C“, 5%, 11/01/2045	1,875,000	1,924,167
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), ”A“, 5.25%, 9/01/2044	415,000	448,997
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2021	320,000	325,664
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2022	400,000	422,541
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2023	850,000	927,538
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2025	430,000	494,460
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2026	650,000	762,604
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2027	1,000,000	1,188,808
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2028	1,075,000	1,288,995
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2029	700,000	846,949
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2030	800,000	978,199
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2031	1,100,000	1,340,352
El Paso, TX, Water & Sewer Rev., 5%, 3/01/2028 (Prerefunded 3/01/2022)	455,000	475,175

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Gulf Coast Waste Disposal Authority, TX, Solid Waste Disposal Rev. (Waste Management of Texas, Inc.), ”B“, 2.45%, 5/01/2028 (Put Date 5/03/2021)	$1,330,000	$ 1,332,294
Harlingen, TX, Economic Development Corp., Sales Tax Refunding Rev. (Cameron County), ”A“, BAM, 4%, 2/15/2030	1,170,000	1,348,680
Harlingen, TX, Economic Development Corp., Sales Tax Refunding Rev. (Cameron County), ”A“, BAM, 4%, 2/15/2031	1,525,000	1,744,231
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children's Hospital), ”A“, 4%, 10/01/2035	1,575,000	1,851,195
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children's Hospital), ”A“, 4%, 10/01/2036	2,790,000	3,267,808
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children's Hospital), ”A“, 4%, 10/01/2037	3,775,000	4,407,444
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Texas Children's Hospital), ”A“, 4%, 10/01/2038	3,150,000	3,667,247
Harris County-Houston, TX, Sports Authority Rev., ”C“, 5%, 11/15/2032	225,000	247,110
Harris County-Houston, TX, Sports Authority Rev., ”C“, 5%, 11/15/2033	545,000	597,468
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, ”A“, AGM, 0%, 11/15/2041	900,000	393,079
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, ”A“, AGM, 0%, 11/15/2046	2,250,000	757,289
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	2,465,000	2,584,571
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	100,000	108,900
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), ”A“, 5%, 7/01/2027	665,000	779,309
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), ”B-1“, 5%, 7/15/2030	2,760,000	3,067,877
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), ”B-2“, 5%, 7/15/2027	905,000	1,061,213
Houston, TX, Airport System Rev., Subordinate Lien, ”A“, 5%, 7/01/2031 (Prerefunded 7/01/2022)	2,310,000	2,443,848
Houston, TX, Higher Education Finance Corp. University Rev. (Houston Baptist University Project), 3.375%, 10/01/2037	240,000	239,320
Houston, TX, Higher Education Finance Corp. University Rev. (Houston Baptist University Project), 4%, 10/01/2051	570,000	602,517
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	10,000	10,030

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), ”A“, 5%, 10/15/2044	$1,565,000	$ 1,778,163
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2035	150,000	172,029
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2037	215,000	244,661
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2038	240,000	272,375
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2043	435,000	486,979
Matagorda County, TX, Navigation District 1, Pollution Control Refunding Rev. (Central Power & Light Co. Project), 0.9%, 5/01/2030 (Put Date 9/01/2023)	2,640,000	2,643,863
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2038	490,000	575,592
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2048	1,595,000	1,844,789
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,780,000	2,048,942
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 5%, 7/01/2031	190,000	195,538
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), ”A-1“, 4%, 7/01/2036	955,000	886,721
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2030 (Prerefunded 4/01/2025)	355,000	418,167
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2035 (Prerefunded 4/01/2025)	355,000	418,167
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2047 (Prerefunded 4/01/2025)	895,000	1,054,253
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), ”A“, 5%, 4/01/2029	235,000	250,625

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), ”A“, AGM, 5%, 4/01/2046	$1,585,000	$ 1,712,629
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2033	45,000	46,541
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2038	115,000	118,634
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2048	345,000	354,704
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2032 (Prerefunded 6/15/2022)	155,000	163,756
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2037 (Prerefunded 6/15/2022)	175,000	184,885
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5%, 6/15/2042 (Prerefunded 6/15/2022)	215,000	227,145
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, 5.25%, 6/15/2048 (Prerefunded 6/15/2022)	300,000	317,840
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	3,195,000	3,265,023
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), ”B“, 6%, 1/01/2025 (n)	9,425,000	9,673,943
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	4,380,000	5,009,217
San Antonio, TX, Airport System Rev., ”A“, 5%, 7/01/2029	420,000	536,138
San Antonio, TX, Airport System Rev., ”A“, 5%, 7/01/2030	520,000	657,765
San Antonio, TX, Airport System Rev., ”A“, 5%, 7/01/2031	420,000	527,644
San Antonio, TX, Airport System Rev., ”A“, 5%, 7/01/2032	420,000	524,844
San Antonio, TX, Electric & Gas Systems Rev., 5%, 2/01/2031	6,000,000	7,148,090
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2028	635,000	793,813
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2029	625,000	792,269
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2030	520,000	651,827
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2031	375,000	466,863
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., ”A“, 5%, 7/01/2032	465,000	575,843

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	$1,160,000	$ 1,279,679
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	1,385,000	1,508,399
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	1,505,000	1,625,593
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), ”B“, 5%, 11/15/2030	3,200,000	3,121,195
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 5.75%, 12/01/2054	8,751,375	9,289,078
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), ”A-1“, 5%, 10/01/2044	785,000	849,084
Texas Department of Housing & Community Affairs Residential Mortgage Rev., ”A“, 4.75%, 1/01/2049 (u)	13,940,000	15,676,904
Texas Department of Housing & Community Affairs Single Family Mortgage Rev., ”A“, 4.75%, 3/01/2049 (u)	3,345,000	3,750,459
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2030	5,140,000	6,621,649
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2031	4,675,000	6,111,382
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2032	4,670,000	6,175,384
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segment 3C Project), 5%, 6/30/2058	22,920,000	27,338,573
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,495,000	1,705,734
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,195,000	1,354,837
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5%, 5/01/2028	1,000,000	1,155,066
Texas State University, Financing System Rev., ”A“, 5%, 3/15/2032	5,000,000	6,093,841
Texas Transportation Commission, State Highway 249 System Rev., ”A“, 5%, 8/01/2057	4,100,000	4,711,199

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2037	$455,000	$ 252,504
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2038	335,000	175,864
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2039	375,000	186,392
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2040	375,000	175,956
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2041	745,000	330,433
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2042	1,025,000	429,633
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2043	840,000	333,552
University of Texas, System Rev., ”J“, 5%, 8/15/2028	5,000,000	6,097,326
		$237,926,472
Utah - 0.4%
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), ”A“, 5%, 4/15/2039	$290,000	$ 346,449
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), ”A“, 5%, 4/15/2044	260,000	306,985
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), ”A“, 5%, 4/15/2049	1,840,000	2,158,865
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2037	1,000,000	1,146,014
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2042	3,495,000	3,971,208
Utah County, UT, Hospital Rev. (IHC Health Services, Inc.), ”A“, 5%, 5/15/2043	5,000,000	6,328,930
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, ”H“, GNMA, 4.5%, 8/21/2049	1,175,226	1,263,004
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, ”I“, GNMA, 4%, 9/21/2049	2,484,892	2,664,276
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, ”G“, GNMA, 4.5%, 7/21/2049	2,594,894	2,788,707
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, ”G“, GNMA, 3.5%, 2/21/2050	3,208,448	3,436,568
		$24,411,006

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - 0.5%
Burlington, VT, Airport Rev., ”A“, 5%, 7/01/2022	$165,000	$ 170,354
Burlington, VT, Airport Rev., ”A“, 4%, 7/01/2028	2,020,000	2,080,453
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028) (n)	1,035,000	1,174,622
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3.625%, 6/15/2029	445,000	469,128
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3.75%, 6/15/2030	480,000	505,037
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4%, 6/15/2033	455,000	478,993
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4%, 6/15/2034	480,000	504,151
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3%, 6/15/2035	11,845,000	11,852,615
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3.375%, 6/15/2036	6,495,000	6,541,748
Vermont Student Assistance Corp., Education Loan Rev., ”B“, 4.375%, 6/15/2046	765,000	786,083
Vermont Student Assistance Corp., Education Loan Rev., ”B“, 4%, 6/15/2047	1,260,000	1,273,243
		$25,836,427
Virginia - 1.0%
Charles City County, VA, Economic Development Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 2.4%, 8/01/2027 (Put Date 5/02/2022)	$1,275,000	$ 1,301,631
Commonwealth of Virginia, University Health System General Rev., ”A“, 4%, 7/01/2040	13,150,000	14,704,947
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	2,100,000	2,196,781
Fairfax County, VA, Redevelopment and Housing Authority Rev. (Wedgewood Affordable Housing Acquisition), 5%, 10/01/2035	3,905,000	4,868,484
Fairfax County, VA, Redevelopment and Housing Authority Rev. (Wedgewood Affordable Housing Acquisition), 5%, 10/01/2037	3,990,000	4,942,204
Gloucester County, VA, Industrial Development Authority Rev. (Waste Management Disposal Services of Virginia, Inc.), ”A“, 2.4%, 9/01/2038 (Put Date 5/02/2022)	1,090,000	1,112,767
Halifax County, VA, Industrial Development Authority Recovery Zone Facility Rev. (Virginia Electric & Power Co. Project), ”A“, 0.45%, 12/01/2041 (Put Date 4/01/2022)	5,440,000	5,440,536

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, AGM, 11.384%, 8/23/2027 (p)	$3,150,000	$ 4,267,892
King George County, VA, Industrial Development Authority Solid Waste Disposal Rev. (King George Landfill, Inc. Project), ”A“, 2.5%, 6/01/2023	1,455,000	1,516,348
Louisa, VA, Industrial Development Authority, Pollution Control Refunding Rev. (Virginia Electric and Power Co. Project), ”B“, 0.75%, 11/01/2035 (Put Date 9/02/2025)	4,160,000	4,141,983
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4%, 9/01/2023 (n)	110,000	111,545
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028 (n)	145,000	154,038
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037 (n)	270,000	291,781
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045 (n)	980,000	1,027,853
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045 (n)	230,000	247,852
Sussex County, VA, Industrial Development Authority Solid Waste Disposal Rev. (Atlantic Waste Disposal, Inc. Project), ”A“, 2.4%, 6/01/2028 (Put Date 5/01/2022)	1,275,000	1,301,631
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2030 (n)	800,000	861,854
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2035 (n)	715,000	760,956
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC Project), 5%, 7/01/2049	1,285,000	1,322,822
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	625,000	723,232
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038) (n)	185,000	193,109
Virginia Small Business Financing Authority Senior Lien Rev. (95 Express Lanes LLC Project), 5%, 1/01/2044	5,705,000	5,874,208
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), ”A“, 6.375%, 3/01/2019 (a)(d)	529,028	53
		$57,364,507

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - 1.5%
Central Puget Sound, WA, Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax Rev., ”S-1“, 5%, 11/01/2041	$13,000,000	$ 15,643,818
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2033	1,885,000	2,203,563
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2038	2,410,000	2,779,174
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2048	4,630,000	5,245,171
Seattle, WA, Port Intermediate Lien Rev., 5%, 4/01/2037	10,000,000	12,124,016
Seattle, WA, Port Rev., 4%, 4/01/2044	1,600,000	1,766,746
Seattle, WA, Port Rev., ”B“, 5%, 8/01/2024	3,000,000	3,180,872
Washington Health Care Facilities Authority Rev. (Seattle Cancer Care Alliance), 5%, 9/01/2045	5,140,000	6,460,129
Washington Health Care Facilities Authority Rev. (Seattle Cancer Care Alliance), 5%, 9/01/2050	2,500,000	3,124,780
Washington Health Care Facilities Authority Rev. (Seattle Cancer Care Alliance), 5%, 9/01/2055	6,360,000	7,887,844
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2027	500,000	608,343
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,875,000	2,208,098
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,710,000	2,003,501
Washington Motor Vehicle Fuel Tax, ”E“, 5%, 2/01/2037	12,000,000	13,407,418
Washington Motor Vehicle Fuel Tax, ”E“, 5%, 2/01/2039	7,985,000	8,904,879
		$87,548,352
West Virginia - 0.6%
Harrison County, WV, Community Solid Waste Disposal Rev. (Monongahela Power Co.), 3%, 10/15/2037	$10,000,000	$ 10,096,559
Monongalia County, WV, Board of Education, 5%, 5/01/2029 (Prerefunded 5/01/2022)	1,445,000	1,519,893
West Virginia Economic Development Authority, Solid Waste Disposal Rev. (Appalachian Power Company-Amos Project), ”A“, 0.625%, 12/01/2038 (Put Date 12/15/2025)	3,335,000	3,297,009
West Virginia Economic Development Authority, Solid Waste Disposal Rev. (Appalachian Power Company-Amos Project), ”A“, 1%, 1/01/2041 (Put Date 9/01/2025)	3,140,000	3,146,037
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), ”A“, 5%, 9/01/2038	840,000	1,015,760

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
West Virginia - continued
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), ”A“, 5%, 9/01/2039	$250,000	$ 301,559
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), ”A“, 4%, 6/01/2051	10,000,000	10,928,440
West Virginia Housing Development Fund, ”A“, FHA, 3.45%, 11/01/2033	640,000	695,537
West Virginia Housing Development Fund, ”A“, FHA, 3.75%, 11/01/2038	605,000	656,593
West Virginia Housing Development Fund, ”A“, FHA, 3.9%, 11/01/2048	130,000	130,355
West Virginia Water Development Authority Rev. (Loan Program II), ”A-II“, 5%, 11/01/2033	675,000	825,314
		$32,613,056
Wisconsin - 1.8%
Public Finance Authority Student Housing Rev. (CHF-Wilmington LLC- University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2048	$6,000,000	$ 6,995,523
Public Finance Authority Student Housing Rev. (CHF-Wilmington LLC- University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2053	3,570,000	4,146,827
Public Finance Authority Student Housing Rev. (CHF-Wilmington LLC- University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2058	5,000,000	5,798,033
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2031	85,000	67,588
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2032	650,000	497,153
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2033	995,000	730,868
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2034	950,000	670,940
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2035	1,420,000	961,766
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2036	1,460,000	948,719
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2037	2,370,000	1,477,451
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2038	2,570,000	1,534,326

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2039	$2,795,000	$ 1,598,282
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2040	1,205,000	658,980
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2031	490,000	389,625
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2032	665,000	508,826
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2033	640,000	470,384
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2034	595,000	420,552
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2035	760,000	515,255
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2036	735,000	478,173
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2037	740,000	461,632
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2038	760,000	454,445
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2039	710,000	406,723
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2040	175,000	95,891
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), ”A“, 5%, 7/15/2026 (Prerefunded 7/15/2021)	2,215,000	2,244,881
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2030	115,000	146,054
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2031	130,000	164,366
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2032	150,000	188,878
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2033	160,000	200,673
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2034	150,000	187,598
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5%, 12/01/2035	190,000	236,900
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”A“, AGM, 4%, 2/15/2036	1,200,000	1,410,583

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”A“, AGM, 4%, 2/15/2037	$1,100,000	$ 1,288,293
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”C“, 5%, 2/15/2047	805,000	910,566
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), ”A“, 5%, 7/01/2038	385,000	445,137
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), ”A“, 5%, 7/01/2044	450,000	515,162
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), ”A“, 5%, 7/01/2049	1,875,000	2,137,600
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2039	815,000	865,726
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2046	1,045,000	1,093,137
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2054	5,965,000	6,183,583
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”B-3“, 2.25%, 11/01/2026	1,735,000	1,728,672
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), ”A“, 5%, 9/15/2040	465,000	486,419
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), ”A“, 5%, 9/15/2045	630,000	656,448
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), ”A“, 5%, 9/15/2050	2,560,000	2,664,410
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., ”D“, 4%, 3/01/2047 (u)	4,915,000	5,417,860
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2022	385,000	397,548
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5.25%, 7/01/2028	1,260,000	1,318,068
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2042	1,815,000	1,886,180
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”C“, 5%, 7/01/2042	1,630,000	1,693,106
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2039	200,000	232,927
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2049	615,000	703,887

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2053	$420,000	$ 477,951
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030 (n)	120,000	129,571
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035 (n)	120,000	129,326
Wisconsin Public Finance Authority Healthcare Facilities Rev. (Blue Ridge Healthcare), ”A“, 4%, 1/01/2045	650,000	732,829
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2025 (n)	100,000	107,245
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2030 (n)	165,000	178,776
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2038 (n)	220,000	234,873
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	655,000	732,225
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	605,000	672,411
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027 (n)	10,885,000	11,828,684
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (n)	1,850,000	1,921,528
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037 (n)	190,000	216,551
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	5,595,000	6,460,884
Wisconsin Public Finance Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), ”A“, 5%, 11/15/2041	1,010,000	1,205,845
Wisconsin Public Finance Authority Rev. (Celanese Corp.), ”B“, 5%, 12/01/2025	620,000	719,943
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2037 (n)	995,000	1,066,440

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2042 (n)	$1,005,000	$ 1,071,597
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2047 (n)	2,320,000	2,464,617
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2052 (n)	200,000	212,153
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.125%, 11/15/2029 (n)	490,000	525,195
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.5%, 11/15/2034 (n)	455,000	490,083
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 5.75%, 11/15/2044 (n)	375,000	402,583
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), ”A“, 6%, 11/15/2049 (n)	740,000	798,303
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, 5%, 7/01/2036	500,000	596,444
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 5%, 7/01/2044	375,000	441,094
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2045	805,000	885,092
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2050	695,000	760,668
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 5%, 7/01/2054	485,000	565,457
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2055	785,000	856,438
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 5%, 7/01/2058	560,000	652,194
		$103,229,624

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wyoming - 0.2%
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2031	$235,000	$ 285,585
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2032	140,000	169,035
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2033	235,000	282,387
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2035	220,000	262,462
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2037	200,000	236,294
Wyoming Community Development Authority, Housing Rev., 4%, 12/01/2050 (u)	8,640,000	9,717,922
		$10,953,685
Total Municipal Bonds (Identified Cost, $5,388,566,334)		$ 5,711,721,608
Bonds – 0.4%
Consumer Services – 0.4%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$7,980,000	$ 6,969,019
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	6,065,000	4,996,907
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)	851,000	664,266
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2028 (n)	2,473,000	1,804,870
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	25,900,000	7,376,405
Toll Road Investors Partnership II LP, Capital Appreciation, ”A“, NPFG, 0%, 2/15/2045 (n)	466,115	101,843
Toll Road Investors Partnership II LP, Capital Appreciation, ”B“, NPFG, 0%, 2/15/2033 (n)	3,715,000	1,829,933
Total Bonds (Identified Cost, $24,884,299)		$ 23,743,243
Other Municipal Bonds – 0.3%
Multi-Family Housing Revenue – 0.3%
Freddie Mac, VRDN, 2.625%, 6/15/2035 (Identified Cost, $18,053,164)	$17,575,000	$ 18,457,695

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) - 2.6%
Money Market Funds – 2.6%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $144,968,540)	144,969,899	$ 144,969,899
Other Assets, Less Liabilities - (4.2)%		(237,056,771)
Net Assets - 100.0%		$5,661,835,674

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $144,969,899 and $5,753,922,546, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $288,959,361, representing 5.1% of net assets.
(p)	Primary market inverse floater.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 6.25%, 5/15/2035	6/30/15	$100,000	$61,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 7.75%, 5/15/2035	11/15/17	902,506	509,350
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 8.125%, 5/15/2044	11/15/17	1,377,710	771,650
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 6.5%, 5/15/2049	6/30/15	180,000	109,800
Illinois Housing Development Authority Rev., ”A“, 3.87%, 11/15/2035	2/04/21	9,547,381	9,162,764

Portfolio of Investments – continued
Restricted Securities - continued	Acquisition Date	Cost	Value
Illinois Housing Development Authority Rev., ”B“, 3.87%, 11/15/2035	2/04/21	$3,893,640	$3,736,784
Illinois Housing Development Authority Rev., ”C“, 3.87%, 11/15/2035	2/04/21	3,885,341	3,728,820
Illinois Housing Development Authority Rev., ”D“, 3.87%, 11/15/2035	2/04/21	3,545,367	3,402,541
Illinois Housing Development Authority Rev., ”E“, 3.87%, 11/15/2035	2/04/21	2,439,880	2,341,589
Total Restricted Securities			$23,824,298
% of Net assets			0.4%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
MUNIPSA	SIFMA Municipal Swap Index
NPFG	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RIBS	Residual Interest Bonds
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 3/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $5,431,503,797)	$5,753,922,546
Investments in affiliated issuers, at value (identified cost, $144,968,540)	144,969,899
Receivables for
Investments sold	18,053,226
Fund shares sold	13,059,169
Interest	56,665,070
Other assets	13,179
Total assets	$5,986,683,089
Liabilities
Payable to custodian	$38,482
Payables for
Distributions	1,118,324
Fund shares reacquired	9,151,196
When-issued investments purchased	200,563,028
Interest expense and fees	187,892
Payable to the holders of the floating rate certificates	111,840,873
Payable to affiliates
Investment adviser	108,999
Administrative services fee	3,089
Shareholder servicing costs	1,459,257
Distribution and service fees	49,664
Payable for independent Trustees' compensation	3,603
Accrued expenses and other liabilities	323,008
Total liabilities	$324,847,415
Net assets	$5,661,835,674
Net assets consist of
Paid-in capital	$5,370,271,528
Total distributable earnings (loss)	291,564,146
Net assets	$5,661,835,674
Shares of beneficial interest outstanding	622,982,874

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,166,882,551	348,358,318	$9.09
Class B	4,777,142	524,736	9.10
Class C	113,569,078	12,449,275	9.12
Class I	1,389,504,727	152,980,398	9.08
Class R6	605,320,255	66,697,191	9.08
Class A1	381,748,300	41,969,263	9.10
Class B1	33,621	3,693	9.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and A1, for which the maximum offering prices per share were $9.49 [100 / 95.75 x $9.09] and $9.50 [100 / 95.75 x $9.10], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 3/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$171,794,897
Dividends from affiliated issuers	280,064
Other	569
Total investment income	$172,075,530
Expenses
Management fee	$18,957,860
Distribution and service fees	8,669,014
Shareholder servicing costs	3,648,392
Administrative services fee	563,814
Independent Trustees' compensation	47,400
Custodian fee	362,935
Shareholder communications	163,273
Audit and tax fees	64,946
Legal fees	66,874
Interest expense and fees	849,014
Miscellaneous	573,240
Total expenses	$33,966,762
Fees paid indirectly	(977)
Reduction of expenses by investment adviser and distributor	(592,677)
Net expenses	$33,373,108
Net investment income (loss)	$138,702,422
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$8,202,880
Affiliated issuers	(34,155)
Net realized gain (loss)	$8,168,725
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$220,490,754
Affiliated issuers	(4,117)
Net unrealized gain (loss)	$220,486,637
Net realized and unrealized gain (loss)	$228,655,362
Change in net assets from operations	$367,357,784
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	3/31/21	3/31/20
Change in net assets
From operations
Net investment income (loss)	$138,702,422	$129,897,932
Net realized gain (loss)	8,168,725	(21,589,052)
Net unrealized gain (loss)	220,486,637	(60,896,867)
Change in net assets from operations	$367,357,784	$47,412,013
Total distributions to shareholders	$(137,129,893)	$(129,401,588)
Change in net assets from fund share transactions	$825,458,111	$1,023,405,944
Total change in net assets	$1,055,686,002	$941,416,369
Net assets
At beginning of period	4,606,149,672	3,664,733,303
At end of period	$5,661,835,674	$4,606,149,672
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.68	$8.77	$8.63	$8.64	$8.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.26	$0.32	$0.31	$0.32(c)
Net realized and unrealized gain (loss)	0.41	(0.09)	0.11	(0.02)	(0.27)
Total from investment operations	$0.64	$0.17	$0.43	$0.29	$0.05
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.26)	$(0.29)	$(0.30)	$(0.30)
Net asset value, end of period (x)	$9.09	$8.68	$8.77	$8.63	$8.64
Total return (%) (r)(s)(t)(x)	7.43	1.88	5.14	3.35	0.59(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.78	0.77	0.77	0.78(c)
Expenses after expense reductions (f)	0.73	0.77	0.75	0.73	0.73(c)
Net investment income (loss)	2.57	2.89	3.74	3.49	3.67(c)
Portfolio turnover	24	23	19	21	20
Net assets at end of period (000 omitted)	$3,166,883	$2,386,528	$1,683,822	$1,418,893	$1,234,571
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.72	0.73	0.73	0.72	0.72(c)
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.69	$8.78	$8.65	$8.66	$8.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.20	$0.26	$0.24	$0.26(c)
Net realized and unrealized gain (loss)	0.40	(0.10)	0.10	(0.02)	(0.26)
Total from investment operations	$0.57	$0.10	$0.36	$0.22	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.19)	$(0.23)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$9.10	$8.69	$8.78	$8.65	$8.66
Total return (%) (r)(s)(t)(x)	6.63	1.14	4.23	2.58	(0.04)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.53	1.52	1.52	1.53(c)
Expenses after expense reductions (f)	1.48	1.52	1.50	1.48	1.49(c)
Net investment income (loss)	1.87	2.19	2.99	2.75	2.94(c)
Portfolio turnover	24	23	19	21	20
Net assets at end of period (000 omitted)	$4,777	$7,843	$12,579	$18,135	$23,866
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.46	1.48	1.48	1.48	1.47(c)
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.71	$8.80	$8.66	$8.67	$8.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.19	$0.26	$0.24	$0.26(c)
Net realized and unrealized gain (loss)	0.40	(0.09)	0.11	(0.02)	(0.27)
Total from investment operations	$0.57	$0.10	$0.37	$0.22	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.19)	$(0.23)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$9.12	$8.71	$8.80	$8.66	$8.67
Total return (%) (r)(s)(t)(x)	6.62	1.13	4.35	2.58	(0.16)(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.53	1.52	1.52	1.53(c)
Expenses after expense reductions (f)	1.48	1.52	1.50	1.49	1.49(c)
Net investment income (loss)	1.86	2.16	2.99	2.74	2.92(c)
Portfolio turnover	24	23	19	21	20
Net assets at end of period (000 omitted)	$113,569	$155,843	$151,636	$181,793	$184,018
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.46	1.48	1.48	1.48	1.47(c)
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.67	$8.76	$8.63	$8.63	$8.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.28	$0.34	$0.33	$0.34(c)
Net realized and unrealized gain (loss)	0.41	(0.09)	0.10	(0.01)	(0.26)
Total from investment operations	$0.66	$0.19	$0.44	$0.32	$0.08
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.31)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.08	$8.67	$8.76	$8.63	$8.63
Total return (%) (r)(s)(t)(x)	7.70	2.13	5.27	3.73	0.84(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	0.53	0.52	0.52	0.54(c)
Expenses after expense reductions (f)	0.48	0.52	0.51	0.49	0.49(c)
Net investment income (loss)	2.82	3.15	3.99	3.74	3.92(c)
Portfolio turnover	24	23	19	21	20
Net assets at end of period (000 omitted)	$1,389,505	$1,042,592	$870,855	$672,870	$974,392
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.47	0.48	0.48	0.48	0.47(c)
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18(i)
Net asset value, beginning of period	$8.67	$8.76	$8.62	$8.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.29	$0.35	$0.22
Net realized and unrealized gain (loss)	0.41	(0.09)	0.11	(0.15)
Total from investment operations	$0.67	$0.20	$0.46	$0.07
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.32)	$(0.22)
Net asset value, end of period (x)	$9.08	$8.67	$8.76	$8.62
Total return (%) (r)(s)(t)(x)	7.78	2.21	5.48	0.75(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.42	0.46	0.45	0.42(a)
Expenses after expense reductions (f)	0.41	0.45	0.43	0.41(a)
Net investment income (loss)	2.90	3.22	4.06	3.77(a)
Portfolio turnover	24	23	19	21
Net assets at end of period (000 omitted)	$605,320	$591,947	$491,400	$492,474
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.39	0.41	0.41	0.40(a)
See Notes to Financial Statements

Financial Highlights – continued
Class A1	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.69	$8.78	$8.64	$8.65	$8.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.28	$0.34	$0.33	$0.35(c)
Net realized and unrealized gain (loss)	0.41	(0.09)	0.12	(0.02)	(0.27)
Total from investment operations	$0.66	$0.19	$0.46	$0.31	$0.08
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.32)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$9.10	$8.69	$8.78	$8.64	$8.65
Total return (%) (r)(s)(t)(x)	7.70	2.14	5.40	3.61	0.85(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	0.53	0.52	0.52	0.54(c)
Expenses after expense reductions (f)	0.48	0.52	0.51	0.49	0.49(c)
Net investment income (loss)	2.85	3.18	3.99	3.75	3.94(c)
Portfolio turnover	24	23	19	21	20
Net assets at end of period (000 omitted)	$381,748	$421,338	$454,350	$476,864	$504,886
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.47	0.48	0.48	0.48	0.48(c)
See Notes to Financial Statements

Financial Highlights – continued
Class B1	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$8.69	$8.78	$8.65	$8.66	$8.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.22	$0.28	$0.26	$0.28(c)
Net realized and unrealized gain (loss)	0.40	(0.09)	0.10	(0.02)	(0.26)
Total from investment operations	$0.59	$0.13	$0.38	$0.24	$0.02
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.22)	$(0.25)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$9.10	$8.69	$8.78	$8.65	$8.66
Total return (%) (r)(s)(t)(x)	6.90	1.38	4.49	2.83	0.19(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.53	1.52	1.52	1.53(c)
Expenses after expense reductions (f)	1.23	1.27	1.25	1.24	1.26(c)
Net investment income (loss)	2.12	2.45	3.24	2.99	3.17(c)
Portfolio turnover	24	23	19	21	20
Net assets at end of period (000 omitted)	$34	$58	$91	$114	$152
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.21	1.23	1.23	1.23	1.25(c)

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R6, the period is from the class inception, August 1, 2017, through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through

Notes to Financial Statements  - continued
December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

Notes to Financial Statements  - continued
investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$5,730,179,303	$—	$5,730,179,303
U.S. Corporate Bonds	—	23,743,243	—	23,743,243
Mutual Funds	144,969,899	—	—	144,969,899
Total	$144,969,899	$5,753,922,546	$—	$5,898,892,445
For further information regarding security characteristics, see the Portfolio of Investments.
Inverse Floaters — The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund's municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust (“the trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the fund’s payable to the holders of the floating rate certificates as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2021, the fund’s payable to the holders of the floating rate certificates was

Notes to Financial Statements  - continued
$111,840,873 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 0.09%. For the year ended March 31, 2021, the average payable to the holders of the settled floating rate certificates was $99,089,052 at a weighted average interest rate of 0.53%. Interest expense and fees include interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2021, interest expense and fees related to self-deposited inverse floaters amounted to $823,826 and are included in “Interest expense and fees” in the Statement of Operations. Primary market inverse floaters held by the fund are not accounted for as secured borrowings.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold

Notes to Financial Statements  - continued
in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended March 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds and amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 3/31/21	Year ended 3/31/20
Ordinary income (including any short-term capital gains)	$2,956,859	$1,893,348
Tax-exempt income	134,173,034	127,508,240
Total distributions	$137,129,893	$129,401,588

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 3/31/21
Cost of investments	$5,468,663,818
Gross appreciation	335,965,432
Gross depreciation	(17,577,678)
Net unrealized appreciation (depreciation)	$ 318,387,754
Undistributed ordinary income	482,923
Undistributed tax-exempt income	21,884,295
Capital loss carryforwards	(37,696,927)
Other temporary differences	(11,493,899)
Total distributable earnings (loss)	$ 291,564,146
As of March 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(37,696,927)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and B1 shares will convert to Class A and A1 shares approximately eight years after purchase. In addition, Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 3/31/21	Year ended 3/31/20
Class A	$73,701,042	$60,394,449
Class B	110,563	241,460
Class C	2,529,854	3,367,523
Class I	34,216,338	32,798,905
Class R6	15,392,100	18,309,232
Class A1	11,179,079	14,288,175
Class B1	917	1,844
Total	$137,129,893	$129,401,588

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1.3 billion	0.40%
In excess of $1.3 billion and up to $2 billion	0.37%
In excess of $2 billion and up to $5 billion	0.35%
In excess of $5 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended March 31, 2021, this management fee reduction amounted to $580,108, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2021 was equivalent to an annual effective rate of 0.35% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R6	A1	B1
0.73%	1.48%	1.48%	0.48%	0.42%	0.48%	1.23%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2021. For the year ended March 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $131,207 and $2,285 for the year ended March 31, 2021, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 7,227,567
Class B	0.75%	0.25%	1.00%	1.00%	60,071
Class C	0.75%	0.25%	1.00%	1.00%	1,380,936
Class B1	0.75%	0.25%	1.00%	0.75%	440
Total Distribution and Service Fees					$8,669,014
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2021 based on each class's average daily net assets. MFD has agreed in writing to reduce the Class B1 service fee rate to 0.00% for all Class B1 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2021. For the year ended March 31, 2021, this reduction amounted to $110 and is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended March 31, 2021, this rebate amounted to $12,327 and $132 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A and Class A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2021, were as follows:
Amount
Class A	$201,031
Class B	11,416
Class C	30,186
Class A1	—
Class B1	187
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended March 31, 2021, the fee was $216,164, which equated to 0.0042% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,432,228.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2021 was equivalent to an annual effective rate of 0.0108% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,454 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended March 31, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,579 at March 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended March 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $6,606,377.
(4) Portfolio Securities
For the year ended March 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $2,315,181,628 and $1,235,255,650, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	163,511,074	$1,449,898,229	129,556,923	$1,158,166,774
Class B	64,740	584,142	34,781	309,644
Class C	2,048,091	18,244,795	5,233,994	47,220,149
Class I	67,870,480	605,302,854	62,975,674	564,647,920
Class R6	25,691,923	229,019,554	23,959,991	214,141,467
Class A1	243,978	2,158,367	442,044	3,964,207
Class B1	—	—	390	3,408
	259,430,286	$2,305,207,941	222,203,797	$1,988,453,569
Shares issued to shareholders in reinvestment of distributions
Class A	8,014,052	$71,605,245	6,488,422	$58,265,262
Class B	11,593	103,187	25,602	229,891
Class C	254,306	2,271,909	330,117	2,971,507
Class I	2,753,753	24,593,964	2,280,035	20,452,915
Class R6	1,694,359	15,086,281	2,038,200	18,267,314
Class A1	1,076,580	9,606,905	1,352,024	12,140,041
Class B1	102	906	204	1,844
	13,804,745	$123,268,397	12,514,604	$112,328,774
Shares reacquired
Class A	(98,070,170)	$(869,788,795)	(53,122,194)	$(470,287,658)
Class B	(453,749)	(4,038,228)	(590,335)	(5,266,361)
Class C	(7,743,118)	(69,691,992)	(4,903,612)	(43,826,403)
Class I	(37,848,226)	(336,537,260)	(44,432,917)	(391,255,575)
Class R6	(28,991,570)	(252,854,317)	(13,819,437)	(121,383,667)
Class A1	(7,859,719)	(70,080,445)	(5,061,459)	(45,318,172)
Class B1	(3,057)	(27,190)	(4,319)	(38,563)
	(180,969,609)	$(1,603,018,227)	(121,934,273)	$(1,077,376,399)

Notes to Financial Statements  - continued
	Year ended 3/31/21		Year ended 3/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	73,454,956	$651,714,679	82,923,151	$746,144,378
Class B	(377,416)	(3,350,899)	(529,952)	(4,726,826)
Class C	(5,440,721)	(49,175,288)	660,499	6,365,253
Class I	32,776,007	293,359,558	20,822,792	193,845,260
Class R6	(1,605,288)	(8,748,482)	12,178,754	111,025,114
Class A1	(6,539,161)	(58,315,173)	(3,267,391)	(29,213,924)
Class B1	(2,955)	(26,284)	(3,725)	(33,311)
	92,265,422	$825,458,111	112,784,128	$1,023,405,944
Effective June 1, 2019, purchases of the fund’s Class B and Class B1 shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2021, the fund’s commitment fee and interest expense were $24,171 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$149,559,733	$1,434,187,518	$1,438,739,080	$(34,155)	$(4,117)	$144,969,899

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$280,064	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Municipal Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 14, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of May 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jason Kosty Geoffrey Schechter

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, 97.84% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Federal Tax Information (unaudited) - continued
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the current Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended March 31, 2021 and 2020, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	49,459	48,787
MFS Arkansas Municipal Bond Fund	49,459	48,787
MFS California Municipal Bond Fund	49,459	48,787
MFS Georgia Municipal Bond Fund	49,459	48,787
MFS Maryland Municipal Bond Fund	49,459	48,787
MFS Massachusetts Municipal Bond Fund	49,459	48,787
MFS Mississippi Municipal Bond Fund	49,459	48,787
MFS Municipal Income Fund	55,699	54,941
MFS New York Municipal Bond Fund	49,459	48,787
MFS North Carolina Municipal Bond Fund	49,459	48,787
MFS Pennsylvania Municipal Bond Fund	49,459	48,787
MFS South Carolina Municipal Bond Fund	49,459	48,787
MFS Tennessee Municipal Bond Fund	49,459	48,787
MFS Virginia Municipal Bond Fund	49,459	48,787
MFS West Virginia Municipal Bond Fund	49,459	48,787

Total	748,125	737,959

For the fiscal years ended March 31, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Arkansas Municipal Bond Fund	0	0	6,724	6,487	0	0
To MFS California Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Georgia Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Maryland Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Massachusetts Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Mississippi Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Municipal Income Fund	0	0	7,040	6,552	0	0
To MFS New York Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS North Carolina Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Pennsylvania Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS South Carolina Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Tennessee Municipal Bond Fund	0	0	6,724	6,237	0	0
To MFS Virginia Municipal Bond Fund	0	0	6,974	6,487	0	0
To MFS West Virginia Municipal Bond Fund	0	0	6,724	6,237	0	0
Total fees billed by Deloitte to above Funds:	0	0	101,426	94,370	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	0	0	0	0	5,390	3,790

To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Municipal Income Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	0	0	0	0	5,390	3,790

	Aggregate fees for non-audit services
	2021	2020
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,277
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Municipal Income Fund, MFS and MFS Related Entities#	556,180	360,342
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	556,114	360,277
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	555,864	360,027

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: May 14, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: May 14, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 14, 2021

*	Print name and title of each signing officer under his or her signature.